                              DISCOVERY SELECT(R)
                                ---------------
                                Variable Annuity

                        ANNUAL REPORT TO CONTRACT OWNERS
                                DECEMBER 31, 1999

                                   [GRAPHIC]

                              AS INDIVIDUAL AS YOU


                             [LOGO OF PRUDENTIAL]

--------------------------------------------------------------------------------

This Report includes the financial statements of the variable investment options in the Discovery Select(R) Variable Annuity. It does not include the financial statements for your separate account. Discovery Select Variable Annuity was first offered to the public on October 7, 1996.

--------------------------------------------------------------------------------

Important Note

This Report may be used with the public only when preceded or accompanied by the current prospectus for the Discovery Select Variable Annuity and the current Quarterly Performance Updates. The Quarterly Performance Updates reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

The prospectus contains complete details on risks, charges and expenses for the Discovery Select Variable Annuity and the variable investment options. Read the prospectus carefully prior to investing or sending money. Annuities have limitations. For costs and complete details of coverage, call your Prudential Securities Financial Advisor or Pruco Securities Registered Representative.

All data from the outside companies was provided to Prudential from the fund directly. Prudential does not guarantee the accuracy or completeness thereof.

Discovery Select Variable Annuity is issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey) and is offered by Prudential Investment Management Services LLC. All are subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

--------------------------------------------------------------------------------

Standard & Poor's 500 Composite Stock Price Index (S&P 500) comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P 500/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P 500/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

Table of Contents
--------------------------------------------------------------------------------
Letter to Contract Owners .................................................    3
Commentary and Outlook ....................................................  4-7


The Prudential Series Fund, Inc. Portfolios
        Money Market Portfolio
        Diversified Bond Portfolio
        Diversified Conservative Growth Portfolio
        High Yield Bond Portfolio
        Stock Index Portfolio
        Equity Income Portfolio
        Equity Portfolio
        Prudential Jennison Portfolio
        20/20 Focus Portfolio
        Small Capitalization Stock Portfolio
        Global Portfolio

AIM Variable Insurance Funds, Inc.
        AIM V.I. Growth and Income Fund
        AIM V.I. Value

American Century Variable Portfolios
        American Century VP Value Fund

Franklin(R)Templeton(R)Variable Products Series Fund
        Franklin(R)Small-Cap Investment Fund-Class 2

Janus Aspen Series
        Janus Aspen Growth Portfolio
        Janus Aspen International Growth Portfolio

MFS(R)Variable Insurance Trust(SM)
        MFS(R) Emerging Growth Series
        MFS(R) Research Series

OpCap Advisors
        OCC Accumulation Trust-Managed Portfolio
        OCC Accumulation Trust Small Cap Portfolio

T. Rowe Price Investment Services, Inc.
        T. Rowe Price Equity Income Portfolio
        T. Rowe Price International Stock Portfolio

Warburg Pincus Trust
        Warburg Pincus Post-Venture Capital Portfolio

================================================================================

                        The Prudential Series Fund, Inc.
                               Board of Directors

JOHN R. STRANGFELD                        W. SCOTT MCDONALD, JR., Ph.D.
Chairman,                                 Vice President,
The Prudential Series Fund, Inc.          Kaludis Consulting Group


SAUL K. FENSTER, Ph.D.                    JOSEPH  WEBER, Ph.D.
President,                                Vice President,
New Jersey Institute of Technology        Interclass (international corporate
                                          learning)

Letter To Contract Owners

Year Ended December 31, 1999

[PHOTO]
CHAIRMAN
JOHN R. STRANGFELD

"People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable annuity contract in the context of your entire portfolio of investments."


Dear Contract Owner:

This Annual Report reviews the investment strategies and performance of the portfolios available in your Prudential variable life insurance or variable annuity contract.

A look back at 1999
Last year, technology growth stocks far outperformed most other investments. Around the world, the spread of computers, the Internet, and wireless telecommunications is transforming the way people live. This resulted in increases in the valuation of many companies in that sector. Emerging market securities also had particularly strong returns, as the economic recovery of Asia restored investor confidence in these countries. Meanwhile, most bond investments did not perform well, nor did small-cap value stocks.

2000: A first glance
The new year began with a wave of profit taking, offset by good news on inflation, only to be driven lower by renewed concerns about inflation. The result has been significant daily market moves, both positive and negative. These daily, monthly, and even yearly developments in the market are important, and can be very interesting. It's equally important, however, to keep in mind the fundamentals of investing: asset allocation, diversification, and a systematic plan to reach long-term goals.

Know your own comfort level
People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable annuity contract in the context of your entire portfolio of investments.

Rebalancing your portfolio
After a divergent market such as the past year's, when returns were concentrated in a narrow group of securities, you may find that the balance among your holdings has changed. You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It may be a good idea to rebalance your holdings to restore the allocation that you had chosen to meet your needs.

The value of professional guidance
Your financial professional can help you determine if adjustments should be made, whether in light of today's dynamic marketplace, or if your needs have changed. The important point is for you to be comfortable with a plan to help reach your personal goals, rather than allowing your assets to drift with market activity.

Sincerely,


/s/ John R. Strangfeld

John R. Strangfeld
Chairman
The Prudential Series Fund, Inc.                                January 26, 2000

Equity Commentary

December 31, 1999


Global economic recovery and tech take off
--------------------------------------------------------------------------------
Economies around the world began to recover in 1999 as a global financial crisis that had roiled financial markets in 1997 and 1998 subsided. A flight of capital away from emerging market countries had resulted in economic recessions and weakened currencies in many of these nations. But in 1999 the weaker currencies helped boost their exports and revive their economies. Because the world economy was more stable, investors poured money into stocks and bonds of developing markets and stocks in Latin America, eastern Europe and Asia rose dramatically. Japanese stocks also rallied as that nation attacked its structural, financial and business problems.

The pickup in global economic demand boosted commodity prices. The United States saw strong advances for industrial cyclical stocks such as basic materials and capital goods. Booming economies, however, often lead to higher interest rates, so investors were cautious about rising rates throughout the year.

                                    [GRAPH]

Performance of Key Stock Market Indexes
Through December 31, 1999

                                        Six Months              1999

S&P 500                                    7.7%                 21.0%
S&P 500/BARRA Value                       -1.1%                 12.7%
S&P 500/BARRA Growth                      15.6%                 28.3%
Russell 2000 Value                        -6.4%                 -1.5%
Russell 2000 Growth                       26.8%                 43.1%
MSCI World Index Free*                    15.1%                 24.8%
MSCI Europe Index*                        18.8%                 15.9%
MSCI Japan Index*                         33.8%                 61.5%

*In U.S. currency.

Sources: Morgan Stanley Capital International (MSCI), Standard & Poor's, Frank Russell Company and Prudential as of December 31, 1999. S&P 500 Composite, Russell 2000, and Morgan Stanley Capital International indexes are unmanaged indexes of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Please refer to inside front cover for benchmark definitions.

The views expressed are as of January 26, 2000, and are subject to change based on market and other conditions.


Growth stocks are normally interest rate sensitive, because rising rates reduce the value of future earnings. In addition, growth companies looking to expand may borrow from banks or issue bonds. This year, however, a surging tech sector provided an environment in which companies could raise funds relatively easily by issuing stock. The tech-heavy Nasdaq Composite closed at a record 4,069--an 86% gain for the year. Small and mid-cap U.S. growth stocks also had strong performances. The Russell Midcap Growth Index gained 51%; the Russell 2000 Smallcap Growth Index rose 43%.

In contrast, both small-cap value and mid-cap value stocks declined during 1999. At the beginning of 1999, value stocks were already much cheaper than growth stocks, and the sharp difference in performance over the course of the year increased these disparities in relative value.

Geographically broad-based stock gains
--------------------------------------------------------------------------------
The improved commodities markets and lower production costs due to currency devaluations made an excellent environment for the stocks of many developing countries. In Latin America, Mexico benefited from the increased linkage of its economy to the developed countries to its north; its stocks soared 82% (in U.S. dollars). Brazil also had a strong year. Both were rebounding from severe declines in 1998.

Among developed markets, the telecommunications sector saw considerable jockeying for position, with merger and takeover offers common. Telecom giant Nokia led the Nordic region to an 88% return. Developed Europe, as a whole, trailed the global markets but picked up toward the end of the year. The Japanese stock market rose 62% (in U.S. dollars) in part from the rise of the yen with respect to the U.S. dollar.

Within the United States, gains were narrow
--------------------------------------------------------------------------------
Increases in prices of U.S. stocks were concentrated. Many technology stocks had extraordinary returns, whether they were giant companies like Cisco Systems and Intel or initial public offerings (IPOs) of Internet companies with no earnings. Although some inexpensive sectors of the U.S. stock market--capital goods, basic materials, consumer cyclicals and energy--had good returns in 1999, value stocks overall trailed growth by a very broad margin. In the Russell 3000, which reflects all market capitalization sectors, growth stocks returned 34% while value stocks gained 7%.

Equity Outlook 2000

December 31, 1999


How long can it continue?
--------------------------------------------------------------------------------
The key uncertainty is whether the intense speculation in technology, Internet and communications stocks that accelerated late in 1999 will continue this year, or will investors turn to inexpensive industrial cyclical stocks such as capital goods and basic materials?

Although commodity prices and basic materials shares rose about 15% to 30% in 1999, they started from a very low base and are still relatively cheap. Commodity inventories are low, so accelerating global economic activity could push up prices and attract more investors to basic materials stocks. Because rising commodity prices also typically drive interest rates higher, this could trigger a market rotation away from the techs to industrials. Many industrial stocks have become quite inexpensive, while consolidation and restraint in investing in new capacity have prepared them to leverage the benefits of improving demand.

We expect continued earnings growth from many technology leaders as Internet use and wireless telecommunications spread to relatively undeveloped markets. Business-to-business Internet services are also growing rapidly. Despite the tremendous average gain of technology stocks in 1999, stock selection was and will continue to be important: When investors lost confidence in companies' prospects, the stocks fell, whether it was Amazon.com or a start-up.

U.S. stocks are generally expensive
--------------------------------------------------------------------------------
Our valuation models suggest the U.S. stock market (as represented by the S&P
500) is 15% to 20% overvalued. Market valuations are at a historic extreme--the dividend yield on the S&P 500 dropped to 1.16% and the price/earnings ratio reached 32.0. However, earnings estimates and revisions of estimates are still positive, which could provide the market with continued momentum.

Investors are paying more attention to earnings and trends than to valuations. When companies have missed estimates, even by small amounts, their shares have been punished. A broad decline in profit growth would be a danger signal. Normally, rising interest rates pose a threat to highly valued growth companies. In this earnings-focused market, however, it is not clear how investors will react should both interest rates and earnings continue to rise.

Given the uncertainty, the prudent course is to be exposed to the current trend and to alternatives--that is, to technology-intensive funds and to funds with a heavy exposure to commodity cyclicals. Although U.S. stocks are generally overvalued, there are still companies in many sectors that have good fundamentals, and whose shares are relatively inexpensive.

                                    [GRAPH]

Performance of U.S. Market Sectors Through December 31, 1999

                                          Six Months                 1999

Technology                                  40.4%                    75.1%
Energy                                      -0.3%                    19.0%
Capital Goods                                8.7%                    28.9%
Utilities                                   -9.9%                    -8.9%
Communication Services                       1.7%                    19.1%
Basic Materials                              3.4%                    26.4%
Consumer Cyclicals                           8.9%                    22.3%
Healthcare                                  -7.9%                    -8.2%
Consumer Staples                            -4.2%                    -6.3%
Financials                                  -7.9%                     4.0%
Transportation                             -18.9%                    -9.7%

Source: Standard & Poor's as of December 31, 1999. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Commentary

December 31, 1999


A challenging year for U.S. bonds.
--------------------------------------------------------------------------------
This year proved to be the worst in the history of the 30-year U.S. Treasury bond. An investor who purchased this Treasury bond at a 5.10% yield at the beginning of 1999 lost more than 14% by the end of the year. Many investors sold Treasuries, believing they no longer needed these conservative securities because the global financial crisis had begun to fade in the first quarter of 1999. Later in the year, Treasuries sold off amid fear that inflation was building in the domestic and global economies. Rising inflation hurts bonds by eroding the value of their fixed interest payments.

Concerns about mounting inflation were well founded. Crude oil prices more than doubled in 1999, albeit from their lowest level in more than a decade. Furthermore, the lowest U.S. unemployment rate in 30 years fueled fears of growing wage pressures. Consumers and businesses spent vigorously, threatening to boost the prices of goods and services. With the U.S. economy growing rapidly, the Federal Reserve was bound to increase short-term interest rates to slow economic growth and prevent spiraling inflation. To compensate for the risk of rising short-term rates, investors drove prices of Treasuries lower, which caused their yields to climb. The Treasury market was down 2.56% in 1999, as measured by the Lehman Brothers U.S. Treasury Index.

The first short-term rate hike occurred in June 1999, when the Fed raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. Two more of the same magnitude followed in August and November 1999, which left the federal funds rate at 5.50%.

In this rising interest-rate environment, other fixed-income markets in the United States also sold off. Their prices, however, did not decline as much as the prices of Treasuries, because investors worried less about credit risks in 1999 than during the global financial crisis of 1997 and 1998. As a result, spreads--or the differences between the yields of other U.S. bond markets and Treasuries--generally declined in 1999, albeit with a fair amount of volatility. Among the U.S. bond market sectors that performed better than Treasuries in 1999 were investment-grade corporate bonds, federal government agency securities, high-yield (junk) bonds, asset-backed securities and mortgage-backed securities.

 ...but global growth aided emerging market bonds
--------------------------------------------------------------------------------
Although stronger-than-expected economic growth hurt bond markets in the United States, emerging market bonds benefited from the resurgence in the global economy.

They returned 23.07% for the year, beating all other fixed-income markets, as measured by the Lehman Brothers Emerging Market Index. As Asian and Latin American economies rebounded in 1999 from the global financial crisis, investors sought the bonds of nations such as South Korea and Brazil for their higher yields. Investors felt more confident about owning these riskier debt securities. Indeed, Moody's Investors Service upgraded the credit ratings of certain South Korean and Brazilian bonds.

                                    [GRAPH]

Performance of Fixed-Income Market Indexes Through December 31, 1999

                                        Six Months                      1999

Global (U.S. dollar) Index                 2.3%                        -5.2%
U.S. Mortgage-Backed Securities            1.3%                         1.9%
Emerging Markets                          11.7%                        23.1%
U.S. Treasuries                           -0.1%                        -2.6%
U.S. Aggregate Index                       0.6%                        -0.8%
U.S. Corp. Invest. Grade                   0.3%                        -2.0%
U.S. Municipals                           -1.2%                        -2.1%
U.S. Corporate High Yield                  0.2%                         2.4%

Source: Lehman Brothers as of December 31, 1999. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Outlook 2000

December 31, 1999


U.S bonds still haunted by rate-hike fears
--------------------------------------------------------------------------------
Uncertainty about whether the Federal Reserve will leave short-term interest rates unchanged or increase them by a quarter or half percentage point should heighten volatility in U.S. bond markets early in 2000.

After their most recent meeting in late December 1999, the Fed voted to hold monetary policy steady. But the central bank issued a statement which warned that if strong demand for goods and services continues to outstrip the potential supply, inflation could build in the U.S. economy, despite the growth in productivity. In other words, the Fed might need to hike short-term rates again to cool off the economy and keep inflation in check. The U.S. central bank's next meeting is scheduled for February 2000.

Prudential economists expect U.S. economic growth to slow substantially in the first half of 2000. But if signs of moderating economic growth do not emerge quickly enough, the belief that another increase in the federal funds rate is necessary should prompt investors to push bond yields higher (and their prices lower) early in the year. We expect the yield on the 30-year U.S. Treasury bond to climb early in 2000 toward the upper end of our expected trading range, which is 6.00% to 7.00%. The benchmark yield could then drift lower as it becomes clear that the U.S. economy is losing steam. Indeed, we expect the 30-year Treasury bond yield to end the year closer to 6.00%. Despite the uncertainty facing the bond market early in 2000, we expect returns on U.S. investment-grade bonds to exceed their rather dismal performance of 1999.

There is also upward pressure on European bond yields, because many economists expect the European Central Bank (ECB) eventually to increase its 3.00% refinancing rate (what it charges commercial banks for short-term loans) in the first half of 2000. European economic growth has accelerated amid growing demand for European exports, which became very competitive because of the euro's 14% decline against the U.S. dollar in 1999.

U.S. corporate bonds expected to outperform Treasuries
--------------------------------------------------------------------------------
We expect both U.S. investment-grade and high-yield (junk) corporate bonds to continue to perform better than comparable Treasuries, albeit to a lesser extent than in 1999. We believe many investors will remain comfortable owning the debt securities of corporations if economic growth in the United States stabilizes at a 3.5% annualized pace this year, as expected by Prudential economists. Junk bonds appear to be attractive in light of their higher-than-normal yields. The average yield of the Lehman Brothers High Yield Index stood at 11.50% at the end of 1999--its highest level in more than seven years.

Rally in emerging market bonds seen on track
--------------------------------------------------------------------------------
This growing appetite for higher-yielding assets should also continue to benefit emerging market bonds. We expect crossover buyers--such as those that normally purchase investment-grade bonds--to turn to emerging market bonds in Asia, Latin America and eastern Europe to enhance yields on their portfolios. For example, such investors might be attracted to Brazilian bonds because of that nation's improving economic fundamentals, consolidating fiscal reform, increasing levels of foreign direct investment, and better climate for Brazilian exports created by the global economic recovery. All things considered, we anticipate further improvement in emerging market bonds, even though we do not expect them to replicate the hefty returns of 1999.

Prudential Series Fund
Money Market Portfolio

December 31, 1999


INVESTMENT GOAL

Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

Seven-Day Current Net Yields

                                    [GRAPH]

                      Money Market          Average Money
                      Portfolio 1           Market Fund 2

Jun                      4.58%                   4.23%
                         4.63%                   4.27%
                         4.73%                   4.32%
                         4.73%                   4.34%
Jul                      4.77%                   4.37%
                         4.84%                   4.39%
                         4.82%                   4.41%
                         4.83%                   4.41%
                         4.85%                   4.46%
Aug                      4.88%                   4.49%
                          4.9%                   4.55%
                         4.95%                   4.58%
                         4.96%                    4.6%
                         4.98%                   4.64%
Sep                      5.03%                   4.66%
                         5.09%                   4.67%
                         5.11%                   4.71%
                         5.11%                   4.74%
Oct                      5.14%                   4.77%
                         5.16%                    4.8%
                         5.19%                   4.81%
                         5.24%                   4.87%
                         5.28%                   4.91%
Nov                      5.29%                   4.98%
                         5.38%                   5.01%
                         5.46%                   5.07%
                         5.56%                   5.12%
Dec                      5.65%                   5.16%

  Weekly seven-day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 Source: IBC Financial Data, Inc. As of 12/28/99, based on 311 funds in the IBC
  Taxable General Purpose, First and Second Tier Money Market Fund.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                      Six                                                         7-day
Average Annual Returns               Months     1-Year     3-Year     5-Year     10-Year    Current Net Yield
--------------------------------------------------------------------------------------------------------------
Money Market Portfolio 1              2.63%      4.97%      5.26%      5.36%      5.18%            5.65%
--------------------------------------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg. 2      2.48%      4.75%      5.02%      5.12%      4.88%            N/A
--------------------------------------------------------------------------------------------------------------

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the money market portfolio than the total return quotation.


The Prudential Series Fund Money Market Portfolio returned 4.97% in 1999, compared with a 4.75% return reported by the average money market fund as tracked by Lipper, Inc. On December 28, 1999, the Portfolio's seven-day yield was 5.65%, up from 4.58% on June 25, 1999.

Investors demanded higher yields on money market securities during 1999 in order to keep pace with the Federal Reserve's three increases in a key short-term interest rate. Under these market conditions, the Prudential Series Fund Money Market Portfolio provided a higher-than-average return for 1999.

We managed the Portfolio's cash flow so that we had ample money to buy the higher-yielding securities that became available after each change in U.S. monetary policy. We also bought attractively priced adjustable-rate securities later in the year.

(An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.)

Performance Review
--------------------------------------------------------------------------------
Portfolio well-positioned heading into 2000. The Portfolio benefited from the attractively priced fixed-rate money market securities that we purchased near the end of 1999 and its higher-than-normal exposure to adjustable-rate securities of banks and corporations.

Strategy Session
--------------------------------------------------------------------------------
Portfolio performed well as interest rates rose. The brisk pace of U.S. economic growth in 1999 threatened to boost the prices of goods and services, and a low U.S. unemployment rate fueled fears that some employers might have to pay higher wages to attract or keep their workers. Because of these robust economic conditions, many investors worried that the Federal Reserve would increase the federal funds rate (what U.S. banks charge each other for overnight loans) to curb economic growth and prevent rising inflation. Investors pushed money market yields higher during the first quarter of 1999 in anticipation of this change in monetary policy. We locked in yields on one-year securities of banks and corporations because we did not believe a short-term rate hike was imminent, nor did we believe the Fed would move as aggressively as indicated by the rise in yields.

Fed policy makers finally released a statement in mid-May indicating they were leaning toward tightening monetary policy. In response to this information, we allowed the Portfolio's weighted average maturity (WAM) to shorten. WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund. Having a shorter WAM prior to the change in monetary policy enabled the Portfolio to have ample money to buy higher-yielding securities that became available after the federal funds rate was increased by a quarter of a percentage point to 5.00% in June 1999. The Fed raised the key rate by the same amount in August and again in November 1999, leaving it at 5.50%. Before both of these moves, we also allowed the Portfolio's WAM to shorten and then purchased higher-yielding securities after the respective rate hikes.

Throughout the second half of 1999, we focused on money market securities whose interest rates adjusted periodically based on a London Interbank Offered Rate. Some corporations and banks rushed to issue these securities as worries that computers might malfunction at the end of the year provided incentive for them to get their year-end borrowing done early. This abnormally large supply of adjustable-rate securities provided unusually attractive yield spreads in order to entice investors. We took advantage of this buying opportunity.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Manolita Brasil, Joseph Tully

[PHOTO]  [PHOTO]

We expect more short-term rate hikes.
"Continued heavy spending by consumers and a strong domestic labor market have heightened the risk of rising inflation in the U.S. economy. Therefore, we expect the Fed to tighten monetary policy on more than one occasion in 2000."

Portfolio Composition
                                                                 as of 12/31/99
                                                                 --------------
Other Corporate Obligations                                               36.4%
Other Commercial Paper                                                    29.6%
Foreign Bank Obligations                                                  15.0%
U.S. Bank Obligations                                                     10.4%
Yankee Commercial Paper                                                    8.1%
Funding Agreements                                                         0.5%

Source: Prudential. 37.9% of the Portfolio holdings are adjustable rate securities. Holdings are subject to change.

Prudential Series Fund
Diversified Bond Portfolio

December 31, 1999


INVESTMENT GOAL

High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS

U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

$10,000 Invested Over Ten Years

                                    [GRAPH]

               Diversified Bond        Lipper (VIP)          Lehman Aggregate
                 Portfolio 1       Corp. Debt BBB Ave. 2       Bond Index 3

89                 10,000                 10,000                  10,000
                   10,220                 10,224                  10,283
90                 10,832                 10,608                  10,896
                   11,319                 11,184                  11,383
91                 12,613                 12,432                  12,640
                   12,954                 12,806                  12,982
92                 13,519                 13,401                  13,575
                   14,497                 14,527                  14,511
93                 14,889                 15,049                  14,899
                   14,321                 14,282                  14,323
94                 14,408                 14,373                  14,464
                   16,148                 16,173                  16,120
95                 17,395                 17,346                  17,136
                   17,128                 17,061                  16,928
96                 18,160                 18,034                  17,759
                   18,906                 18,609                  18,308
97                 19,716                 19,885                  19,473
                   20,590                 20,697                  20,238
98                 21,126                 21,323                  21,165
                   20,779                 20,832                  20,875
99                 20,971                 20,884                  20,991

  The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.
2 The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Six
Average Annual Returns             Months  1-Year   3-Year    5-Year    10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio 1        0.92%  -0.74%    4.91%     7.80%      7.69%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg. 2  0.23%  -1.62%    5.15%     7.83%      7.62%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index 3       0.56%  -0.82%    5.73%     7.73%      7.70%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.


For 1999, the Prudential Series Fund Diversified Bond Portfolio's decline of 0.74% still outperformed the 1.62% drop on the Lipper (VIP) Corporate Debt BBB Average.

The Portfolio had a disappointing year in 1999, as did the bond market as a whole, primarily because of inflation fears along with the resurgence of the global economy sending interest rates higher. Anticipating that the Federal Reserve would have to raise the federal funds rate to slow the U.S. economy and quell inflation fears, investors drove yields of many debt securities higher and their prices, which move in the opposite direction, lower.

Among the debt securities affected were U.S. Treasuries and investment-grade corporate bonds. The federal funds rate was indeed increased on June 30, 1999, as well as on August 24, 1999, and November 16, 1999. Each increase was 25 basis points (one quarter of 1 percent).

Performance Review
--------------------------------------------------------------------------------
The Portfolio's performance was affected by its fairly large exposure to investment-grade corporate bonds, particularly early in the year, and the sell-off in U.S. Treasuries.

The corporate bond market still performed better than U.S. Treasuries in 1999 as corporate bond spreads recovered from their 1998 wide levels. As the year progressed, the market became soft, and prices of long-term, investment-grade corporate bonds, which we mostly held, fell further than those with a shorter duration stance. The Lehman Brothers Government/Corporate Bond Index fell 2.15% overall in 1999, with a 0.39% gain in intermediate-term securities, but a 7.65% drop in long-term securities.

Strategy Session
--------------------------------------------------------------------------------
A tough time for bonds. The U.S. economy continued its strong growth cycle in 1999, and the global economy sustained its rebound throughout the year. Under this scenario, inflation fears grew, and investors drove the yields on many fixed-income securities higher and their prices lower. Lower-rated fixed-income securities that offer a large incremental yield over U.S. Treasuries, such as high-yield corporate bonds and emerging market bonds, fared better in this market environment. By contrast, the general safety of investment-grade corporate bonds and U.S. Treasuries, which the Portfolio mostly holds, was not sought after by investors, and these sectors performed poorly.

We began 1999 holding more corporate bonds than our competitive universe. Furthermore, the corporate bonds we held had longer-than-average maturities than that of the average bond portfolio. As the year progressed, investors decided the world was now a safer place to invest their money and sold out of U.S. Treasuries and investment-grade corporate bonds. By doing this, they drove the prices of these securities lower and their yields higher. Additionally, the prices of securities that had a longer-than-average duration fell substantially compared to those with a shorter duration. Duration is a measure of sensitivity to interest rate changes. We did cut back on our investment-grade corporate bond holdings in the spring, especially longer-maturity issues, to realize spread profits from prior purchases. We moved to pull the Portfolio's duration closer to a neutral stance throughout the year, which stabilized its performance.

After selling our longer-duration, investment-grade corporate bonds to cut our duration stance and help performance, we bought U.S. Treasuries that mostly had shorter-term maturities. We did this to position the Portfolio for the anticipated interest-rate hike by the Federal Reserve. The Fed did raise the federal funds rate (the rate that banks charge each other for overnight loans) 25 basis points, or 0.25%, on June 30, 1999. By using this strategy, we were able to find good bargains in Treasuries because they were fairly cheap, and bring some safety and liquidity back into the Portfolio. Furthermore, the corporate bond market, overall, became soft reflecting the continued heavy new-issue calendar it had.

Bolstered by Asia's continued economic turnaround, emerging market fixed-income securities began to perform nicely, and their countries' economic fundamentals strengthened as well. Many of the countries in this sector (Malaysia, Mexico, Bulgaria and Brazil) had their bonds upgraded. Therefore, we were able to add emerging market, dollar-denominated bonds to the Portfolio at cheap levels. This greatly increased our exposure to these bonds and benefited the Portfolio's performance.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Steven Kellner

[PHOTO]

U.S. economic expansion could moderate.
"Although economic activity in 1999 was stronger than expected, we still may not see significantly higher Treasury yields than where they are currently positioned. We also believe the U.S. economic expansion could moderate in 2000. If the economy behaves as expected, the 30-year Treasury bond yield could fluctuate in a range of 6% to 7%."


Portfolio Composition
                                                                 as of 12/31/99
                                                                 --------------
Corporate Bonds                                                           80.4%
U.S. Treasuries                                                            9.8%
Asset-Backed                                                               5.3%
Mortgages                                                                  2.0%
Cash/Other                                                                 2.0%
U.S. Government Agencies                                                   0.5%

Source: Prudential. Holdings are subject to change.


Credit Quality
                                                                 as of 12/31/99
                                                                 --------------
U.S. Government Agencies                                                  10.3%
AAA                                                                        7.6%
AA                                                                         6.6%
A                                                                         24.0%
BBB                                                                       38.7%
BB                                                                        11.2%
Short-Term/Cash                                                            1.6%

Average Credit Quality                                                       A
Duration                                                            5.30 years
Average Maturity                                                    9.42 years

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Diversified Conservative Growth Portfolio

December 31, 1999

INVESTMENT GOAL

Seeks to provide current income and a reasonable level of capital appreciation.

TYPES OF INVESTMENTS

Normally a 60% weighting is fixed-income securities for relative stability, while seeking long-term growth potential from equities.

INVESTMENT STYLE

To achieve its objective, it will invest in a diversified portfolio of debt and equity securities.

$10,000 Invested Since Inception*

                                    [GRAPH]

                                Diversified
                                Conservative     Lipper (VIP)     Lehman
                  S&P 500          Growth        Income Funds    Aggregate
                  Index 3        Portfolio 1      Average 2     Bond Index 4

 4/30/99          10,000          10,000           10,000         10,000
 6/30/99          10,306          10,060           10,036          9,881
12/30/99          11,099          10,609           10,099          9,936

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance less than one year is cumulative. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Since inception returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.
4 The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Six             Since
Average Annual Returns                            Months         Inception*
--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio 1        5.46%            6.10%
--------------------------------------------------------------------------------
Lipper (VIP) Income Funds Average 2                1.14%            1.04%
--------------------------------------------------------------------------------
S&P 500 Index 3                                    7.70%           10.99%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index 4                      0.56%           -0.64%
--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio inception date: 5/3/99.


Since its May 3, 1999, inception, the Prudential Series Fund Diversified Conservative Growth Portfolio returned 6.10%, well above the 1.04% return of the Lipper (VIP) Income Funds Average.

The strong performance of the Diversified Conservative Growth Portfolio was due primarily to the very strong returns of both its large-cap and small-cap growth stocks. This was a very poor year for bonds, so our bonds did not contribute significantly to the Portfolio's return.

Performance Review
--------------------------------------------------------------------------------
The bond market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, faced only the second year of negative performance since the Index began in 1976. In this environment, our core bonds, managed by PIMCO, came in almost flat since inception, slightly ahead of their benchmark.

Small-cap growth stocks were the best-performing asset class over this period, supported by investors' intense focus on technology firms. The Portfolio's small growth stocks, managed by Franklin Templeton, had a focus on technology issues and far outperformed their benchmark. Although only a small part of the Diversified Conservative Growth Portfolio was invested in this sector, they contributed a substantial portion of its return.

Large-cap growth stocks, again focused on technology, also performed very well. The Portfolio's stocks, managed by Jennison Associates, also had a focus on technology that enhanced the performance of this asset class. Moreover, because they represent about three times the weight of smallcaps, they made a larger contribution to the Diversified Conservative Growth Portfolio performance.

Both high-yield bonds and small-cap value stocks fell in value over this period. The Portfolio's high-yield bonds, managed by Prudential, also declined, but its small-cap value stocks, managed by Dreyfus, pulled out a small positive return. The Portfolio's large-cap value stocks, managed by Prudential, posted a loss in an essentially flat market for its asset class.

Strategy Session
--------------------------------------------------------------------------------
Diversification is an inherently conservative strategy. While technology growth stocks provided most of the gains since the inception of the Portfolio, they are a particularly volatile sector. The Portfolio's broad diversification among asset classes serves to reduce the impact of this volatility. Just as the outsized technology returns in this period were diluted by the Portfolio's much larger investments in bonds and other stocks, the impact, should technology decline, would be similarly diluted. Moreover, the Portfolio also is exposed to other sectors and investment styles, should market leadership change.

The 1999 financial markets provide a good example of why one should diversify. Bonds, which are the mainstay of conservative portfolios because they historically have fluctuated less in value than stocks, had one of their few negative years.

The Prudential Diversified Conservative Growth Portfolio, however, sustained a moderate return because it shared in the extraordinary gains of a very narrow section of the securities market. Technology growth stocks provided most of the gains of any asset class over the time since the inception of the Portfolio. However, technology stocks are very volatile. By themselves, they would be a poor choice for a conservative portfolio.

Such divergent performance among the different asset classes changes the balance of the Portfolio. By bringing it back to its original weightings, we sell securities that are likely to have risen sharply, and which may now be overvalued, and reinvest in less expensive securities that may be undervalued. Over time, such rebalancings may improve your overall return.


                              Portfolio Advisors

                               [LOGO PRUDENTIAL]

                          [LOGO JENNISON ASSOCIATES]

                                [LOGO DREYFUS]

                           [LOGO FRANKLIN TEMPLETON]

                                 [LOGO PIMCO]



Largest Holdings (% of Category) as of 12/31/99

Large-Cap Value Stocks
 Eastman Kodak Co                                                          3.6%
 Alcoa, Inc.                                                               3.2%
 Columbia HCA Health                                                       3.1%
 Well Point Health                                                         3.0%
 Tenet Healthcare                                                          2.9%

Large-Cap Growth Stocks
 Microsoft Corp.                                                           5.0%
 Cisco Systems, Inc.                                                       4.2%
 The Home Depot, Inc.                                                      3.9%
 Nokia Oyj                                                                 3.3%
 General Electric Co.                                                      3.3%

Small-Cap and Mid-Cap Value Stocks
 Washington Gas Lt. Co.                                                    1.8%
 Pulte Corp.                                                               1.7%
 Cullen Frost Bankers                                                      1.6%
 Lincoln Electric Holdings                                                 1.3%
 Helmerich & Payne                                                         1.2%

Small-Cap and Mid-Cap Growth Stocks
 Optical Coating Laboratory, Inc.                                          3.7%
 i2 Technologies, Inc.                                                     3.7%
 VERITAS Software Corp.                                                    3.2%
 Whittman-Hart, Inc.                                                       3.0%
 BroadVision, Inc.                                                         2.4%

Core Fixed-Income Bonds
 GNMA I TBA 6.50% Jan                                                     15.7%
 GNMA I TBA 7.00% Jan.                                                     9.4%
 GNMA I TBA 8.00% Jan.                                                     8.4%
 Joint REP Account                                                         5.4%
 U.S. Treasury Note                                                        5.2%

High-Yield Bonds
 Intermedia Communications                                                 1.8%
 AES Corp.                                                                 1.7%
 Stone Container Corp.                                                     1.7%
 Premier Parks, Inc.                                                       1.6%
 Nextel Communications                                                     1.6%


Source: Prudential. Holdings are subject to change.

Prudential Series Fund
High Yield Bond Portfolio

December 31, 1999

INVESTMENT GOAL

High total return.

TYPES OF INVESTMENTS

Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

                                    [GRAPH]

$10,000 Invested Over Ten Years

               High Yield         Lipper (VIP) High        Lehman Corporate
             Bond Portfolio 1    Current Yield Avg. 2     High Yield Index 3

89               10,000                10,000                   10,000
                 10,114                10,146                   10,249
90                8,816                 9,302                    9,041
                 11,044                11,294                   11,718
91               12,253                12,595                   13,217
                 13,568                13,923                   14,585
92               14,401                14,675                   15,299
                 16,037                16,353                   16,911
93               17,176                17,446                   17,917
                 16,988                17,033                   17,511
94               16,709                16,924                   17,733
                 18,302                18,762                   19,934
95               19,643                20,058                   21,133
                 20,583                20,990                   21,863
96               21,881                22,725                   23,532
                 23,166                24,065                   24,901
97               24,897                25,677                   26,535
                 26,191                26,791                   27,729
98               24,310                25,455                   27,030
                 25,160                26,200                   27,625
99               25,431                26,405                   27,677

  The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The Lehman Corporate High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Six
Average Annual Returns                 Months  1-Year  3-Year  5-Year   10-Year
--------------------------------------------------------------------------------
High Yield Bond Portfolio 1             1.08%   4.61%   5.14%   8.76%     9.78%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg. 2  0.66%   3.83%   5.72%   9.48%    10.15%
--------------------------------------------------------------------------------
Lehman  Corporate High Yield Index 3    0.19%   2.39%   5.56%   9.31%    10.72%
--------------------------------------------------------------------------------
High Yield Bond Portfolio inception date: 2/3/87.


The Prudential Series Fund High Yield Bond Portfolio provided a 4.61% return in 1999 that beat the 3.83% return of the average variable investment product high current yield fund as measured by Lipper, Inc.

The Portfolio outperformed its benchmark Lipper Average largely because of its exposure to the bonds of U.S. telecommunications companies and cable television firms, both of which performed extremely well during the year.

Overall, 1999 was a challenging year for all U.S. fixed-income markets, including high-yield (junk) bonds. Investors demanded higher yields and lower prices on U.S. bonds in order to keep pace with the Federal Reserve's three increases in a key short-term interest rate. Under these bearish market conditions, the Lehman Brothers Corporate High Yield Index still posted a 2.39% return in 1999 that beat all other U.S. debt securities markets.

Performance Review
--------------------------------------------------------------------------------
Bonds rated single-B or lower benefited the Portfolio. The Portfolio held a larger percentage of high-yield bonds rated single-B and below than the Lehman Brothers U.S. Corporate High Yield Index. These were the best performing quality tiers of the high-yield bond market in 1999.

Strategy Session
--------------------------------------------------------------------------------
Portfolio focused on bonds of the telecommunications and cable television sectors. Several factors affected the U.S. high-yield bond market during 1999--a rising interest rate environment, an increase in the number of companies that failed to make timely interest payments on their junk bonds, and residual concern about a global financial crisis that occurred in 1997 and 1998.

The Federal Reserve increased the federal funds rate (what banks charge each other for overnight loans) by a quarter of a percentage point in June, August, and November 1999, which left the rate at 5.50%. By hiking this key rate, the Fed hoped that higher borrowing costs for businesses and consumers would slow the brisk pace of U.S. economic growth and prevent a build-up in inflation. In this rising interest rate environment, investors required higher yields (and lower prices) on U.S. debt securities, including junk bonds. High-yield bonds also sold off amid concern about the growing number of companies that did not make scheduled interest payments on their junk bonds in 1999.

The Portfolio emphasized bonds of telecommunications companies and cable television firms amid this bearish trend. The strong performance of these bonds relative to most other sectors of the high-yield market helped the Portfolio beat its benchmark Lipper average. We believe both industries offer solid potential for earnings growth as well as potential for positive event risk, such as acquisitions or business combinations. Examples include Microsoft's investment in Comcast Corp. and Charter Communications acquisition of several small cable companies, whose bonds are held by the Portfolio. We increased telecommunications bonds to 22.6% of the Portfolio's total investments as of December 31, 1999. Meanwhile, we trimmed the Portfolio's exposure to health care bonds, as this was one of the worst performing sectors of the high-yield market in 1999.

Throughout the year, we also focused on adding larger bond issues to the Portfolio. They are more liquid or easier to buy and sell than smaller bond issues. During the global financial crisis of 1997 and 1998, many investors favored the most liquid bonds. Even though the world economy began recovering from the global financial crisis in 1999, there was a strong preference for the most liquid junk bonds within the market for high-yield debt securities.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Casey Walsh, and George W. Edwards, CFA

[PHOTO]  [PHOTO]

We see good value in the high-yield bond market.
"With the rise in interest rates, the yields offered by junk bonds appear to be attractive, and volatility has been lower in the high-yield bond market than in most other fixed-income markets. The continued expansion of the U.S. economy is another positive for high-yield bonds."


Top Industries
                                                                 as of 12/31/99
                                                                 --------------
Telecommunications                                                        22.6%
Cable                                                                      8.1%
Media                                                                      6.2%
Capital Goods                                                              5.8%
Retail                                                                     5.6%

Top Issuers
                                                                 as of 12/31/99
                                                                 --------------
Nextel Communications, Inc.                                                1.9%
Intermedia Communications                                                  1.4%
Allied Waste                                                               1.2%
United Pan-Europe                                                          1.2%
Adelphia Communications                                                    1.0%

Source: Prudential. Holdings are subject to change.

Credit Quality
                                                                 as of 12/31/99
                                                                 --------------
Baa                                                                        0.7%
Ba                                                                         8.0%
B                                                                         56.2%
Caa                                                                       10.6%
Ca                                                                         0.6%
C                                                                          0.5%
Not-Rated                                                                  8.9%
Equity                                                                     9.3%
Cash                                                                       5.2%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Stock Index Portfolio

December 31, 1999

INVESTMENT GOAL
Seeks results that correspond to the price and yield performance of the S&P 500 Index.3

TYPES OF INVESTMENTS
Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE
The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                     Lipper (VIP)
       Stock Index     S&P 500       S&P 500
        Portfolio     Index Avg2      Index3

89        10,000        10,000        10,000
          10,267        10,224        10,308
90         9,637         9,579         9,689
          10,980        10,993        11,068
91        12,501        12,487        12,635
          12,390        12,370        12,550
92        13,393        13,403        13,596
          14,015        14,104        14,257
93        14,687        14,783        14,963
          14,168        14,266        14,457
94        14,835        14,911        15,160
          17,797        17,875        18,220
95        20,334        20,398        20,850
          22,357        22,418        22,953
96        24,923        25,028        25,634
          29,986        30,040        30,914
97        33,105        33,146        34,183
          38,890        38,925        40,241
98        42,515        42,487        43,959
          47,656        47,627        49,400
99        51,249        51,200        53,205


1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.



Performance Summary
--------------------------------------------------------------------------------
                                    Six
Average Annual Returns             Months  1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Stock Index Portfolio1             7.54%   20.54%   27.16%   28.14%   17.75%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.2   7.48%   20.48%   27.07%   28.07%   17.74%
--------------------------------------------------------------------------------
S&P 500 Index3                     7.70%   21.03%   27.56%   28.54%   18.19%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio returned 20.54%, a half percentage point below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

The S&P 500 Index notched the fifth consecutive year of returns above 20% with a 21.03% performance. Most of the gains came in the technology sector, which averaged a 75% return, led by electronic instruments and communication equipment. However, consumer staples, health care, transportation, and utilities all had negative annual returns.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

Performance Review
--------------------------------------------------------------------------------
The revival of Asian economies contributed to the rise of U.S. capital goods and basic materials stocks, as these are the sectors to growing economies. Both sectors had languished during the Asian recession, and so could bounce up from low share prices. Aluminum, other metals, and oil and gas all were among the best-performing groups.

However, this revival of cyclical stocks was dwarfed by the enthusiasm for technology, including telecommunications equipment companies. The market leader over the year was the remarkable 2,619% return on Qualcomm, a manufacturer of cellular telephones. The technology sector had a 75% average return, compared to 29% for the second-highest performing capital goods sector.

The strong market focus on technology was reflected in disinterest in stocks in other sectors, including utilities, health care, and consumer staples. All had negative average returns.

Strategy Session
--------------------------------------------------------------------------------
The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager John W. Moschberger

[PHOTO]

Will momentum continue?
"Nineteen ninety-nine saw a strange mix of stock performances. Often, either growth or value stocks do well, but not both. Last year, technology growth stocks led the market by a large margin, but they were followed by value sectors, capital goods and basic materials.

"Aluminum, which had been an inexpensive commodity industry, returned more than 90%. It was not a combination of returns likely to have been predicted, which is why an index portfolio was a good place to be.

"Technology and telecommunications stocks have gotten very expensive compared with both historical price/earnings ratios and the market averages. But, given investors' apparent obliviousness to price over the past year, it would be foolhardy to try to forecast when the market will correct. The Prudential Stock Index Portfolio continues to include both the inexpensive commodity stocks and the high-momentum technology stocks. Whether the market corrects or not, you'll have a piece of the action."


S&P 500 Index--
Total Return by Sector
                                         as of 12/31/99
                                         --------------
Technology                                        75.1%
Capital Goods                                     28.9%
Basic Materials                                   26.4%
Consumer Cyclicals                                22.3%
Communication Services                            19.1%
Energy                                            19.0%
Financials                                         4.0%
Consumer Staples                                  -6.3%
Health Care                                       -8.2%
Utilities                                         -8.9%
Transportation                                    -9.7%

S&P 500 Index                                     21.0%
Source: Standard & Poor's.


S&P 500 Index Composition
                                         as of 12/31/99
                                         --------------
Technology                                        29.8%
Financials                                        13.1%
Consumer Staples                                  11.1%
Consumer Cyclicals                                 9.2%
Health Care                                        9.0%
Capital Goods                                      8.4%
Communication Services                             7.6%
Energy                                             5.5%
Basic Materials                                    3.0%
Utilities                                          2.3%
Transportation                                     1.0%

Source: Standard & Poor's. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)
                                         as of 12/31/99
                                         --------------
Microsoft Corp.                                    4.8%
General Electric Co.                               4.1%
Cisco Systems, Inc.                                2.8%
Wal-Mart Stores, Inc.                              2.5%
Exxon Mobil Corp.                                  2.2%
Intel Corp.                                        2.2%
Lucent Technologies, Inc.                          1.9%
IBM                                                1.6%
Citigroup, Inc.                                    1.5%
America Online, Inc.                               1.4%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Income Portfolio

December 31, 1999

INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.3

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                          Equity Income  Lipper (VIP) Equity   S&P 500
                Date        Portfolio1     Income Average2     Index3

                 89           10,000           10,000          10,000
                               9,936           10,062          10,308
                 90            9,627            9,230           9,689
                              10,949           10,364          11,068
                 91           12,275           11,630          12,635
                              12,438           11,739          12,550
                 92           13,520           12,802          13,596
                              15,628           13,892          14,257
                 93           16,533           14,702          14,963
                              16,363           14,249          14,457
                 94           16,770           14,727          15,160
                              19,137           17,390          18,220
                 95           20,410           19,418          20,850
                              21,849           20,702          22,953
                 96           24,847           23,128          25,634
                              29,188           27,441          30,914
                 97           33,943           30,524          34,183
                              37,302           34,225          40,241
                 98           33,134           34,940          43,959
                              39,189           39,081          49,400
                 99           37,284           39,858          53,205

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
--------------------------------------------------------------------------------
                                     Six
Average Annual Returns              Months    1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Income Portfolio1            -4.86%    12.52%   14.49%   17.33%   14.06%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.2    -1.14%     9.78%   16.38%   20.59%   14.64%
--------------------------------------------------------------------------------
S&P 500 Index3                       7.70%    21.03%   27.56%   28.54%   18.19%
--------------------------------------------------------------------------------
Equity Income Portfolio inception date: 2/19/88.

Over the past year, the Prudential Series Fund Equity Income Portfolio gained 12.52%, while the Lipper (VIP) Equity Income Average gained 9.78%. As the global economy improved, our industrial stocks--aluminum, paper, and chemicals--performed well.

The strong stock market helped our financial services companies, particularly Lehman Brothers. Although we had strong returns on our telecommunications holdings, including two Latin American firms, we continued to be hurt by owning very little technology, where this year's largest stock market gains were focused. As value investors, we did not find attractive opportunities there.

Performance Review
--------------------------------------------------------------------------------
Industrials benefited from global growth. Industrials are our largest focus. Aluminum companies--Alcoa and Reynolds Metals--made substantial contributions to our return. Alcoa, our largest holding, returned 126% over the year.

Dow Chemical, Georgia Pacific (paper), and USX US Steel Group also had strong performances. Our largest energy holding, McDermott International, fell when oil was cheap, but the jump in prices, together with falling oil reserves, bode well for its prospects.

Mid-cap value hurt. The less-expensive mid-size companies that we favor lost market favor. Not only did mid-cap stocks trail both larger and smaller companies, but the differential between growth and value styles among mid-cap stocks was unusually large.

Missed the tech run. Less than 1% of our assets were in technology companies, which is where the market gains were concentrated. The technology-heavy Nasdaq Composite rose by more than 50% just in the last 10 1/2 weeks of 1999.

Strategy Session
--------------------------------------------------------------------------------
Industrials respond to global growth. Industrials made up more than a third of our assets at period end. Aluminum (Alcoa and Reynolds Metals) accounted for 13%. Many of the basic materials companies became proficient cost-cutters when they were in a difficult environment; they are now poised to benefit fully from rising demand.

Consolidation in the industry is concentrating market power and helping prevent the construction of additional capacity. More business, greater pricing power, and lower costs are a very powerful recipe for profit growth. We took some of our profits on the oil company Elf Aquitaine.

Financials bounced back. Financial stocks had suffered in the 1998 crisis because investors feared they might be exposed to the emerging markets or to other financial companies that had such exposure. When global financial markets stabilized and U.S. stock markets resumed their climb, the beaten-down brokerages recovered. Lehman Brothers was our second-largest holding at year end; it almost doubled in value over the year. We also had substantial holdings in Paine Webber Group and Bear Stearns.

Consumer cyclicals are inexpensive. We own a variety of consumer cyclical stocks (which sell products that consumers are more likely to buy in a growing economy), including Hanson PLC (building materials), automakers and retailers. By and large, these did not do well in 1999.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Warren E. Spitz
                                    [PHOTO]

Inexpensive growth potential.
"We understand that technological developments may be driving economic growth, but technology companies are competing against one another. There are likely to be substantial losers even in a booming market. Moreover, if a firm's profits are only modest, it is hard to justify the large premiums now being paid for technology stocks. By contrast, many of the firms we own dominate their markets and demand for their products is likely to rise over the long term."

"In addition, as European and Asian economies accelerate, the profits of our holdings may increase substantially. We believe they also have much less risk of a profitless future than many technology companies."

Portfolio Composition
                                        as of 12/31/99
                                        --------------
Industrials                                      38.4%
Financials                                       25.6%
Consumer Cyclicals                               13.8%
Consumer Growth & Staples                         9.0%
Energy                                            7.0%
Utilities                                         3.8%
Cash & Equivalents                                2.1%
Technology                                        0.3%

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)
                                        as of 12/31/99
                                        --------------
ALCOA, Inc.                                       8.1%
Lehman Brothers Holdings, Inc.                    6.6%
Dow Chemical Co.                                  5.1%
Reynolds Metals Co.                               4.0%
Hanson, PLC, ADR (U.K.)                           4.0%
USX-U.S. Steel Group                              3.4%
Equity Residential Properties Trust               3.3%
AMR Corp.                                         3.1%
Crescent Real Estate Equities Co.                 2.5%
PaineWebber Group, Inc.                           2.4%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Equity Portfolio

December 31, 1999

INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

$10,000 Invested Over Ten Years

                                    [GRAPH]

                Equity Class I   Lipper (VIP) Growth      S&P 500
       Date       Portfolio1        Fund Average2          Index3

        89          10,000              10,000             10,000
                    10,043              10,427             10,308
        90           9,479               9,526              9,689
                    11,430              10,988             11,068
        91          11,944              12,948             12,635
                    12,733              12,475             12,550
        92          13,637              14,029             13,596
                    15,365              14,773             14,257
        93          16,619              15,938             14,963
                    16,299              14,934             14,457
        94          17,081              15,692             15,160
                    19,914              18,680             18,220
        95          22,426              21,009             20,850
                    24,066              23,057             22,953
        96          26,579              25,256             25,634
                    30,104              29,175             30,914
        97          33,133              32,142             34,183
                    37,265              37,573             40,241
        98          36,229              40,530             43,959
                    41,833              45,550             49,400
        99          40,752              53,011             53,205


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Six
Average Annual Returns              Months    1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Equity Class 1 Portfolio1           -2.58%    12.49%   15.31%   18.99%   15.08%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.2      16.27%    31.48%   26.38%   26.45%   17.79%
--------------------------------------------------------------------------------
S&P 500 Index3                       7.70%    21.03%   27.56%   28.54%   18.19%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.

The Prudential Series Fund Equity Portfolio returned 12.49% in 1999, trailing the Lipper (VIP) Growth Fund Average of 31.48% for the period. Its value-style focus on companies with good earnings growth at attractive prices trailed a technology-euphoric market. Nonetheless, it had strong returns on its industrial commodities and investment banks. Tandy, a large holding, also performed very well. Its hospital management and tobacco companies performed poorly.


Performance Review
--------------------------------------------------------------------------------
A technology market. The Portfolio's return was in line with the historical average for the S&P 500, but it trailed this year's large-cap return, because it had less technology than the overall market, and technology stocks were far and away the best-performing sector. Its hospital management companies--such as Tenet Healthcare--tobacco, and insurers performed poorly.

Industrial commodities revived. Industrial stocks often become value priced when investors are fearful about the economy, and move up rapidly when investors become more optimistic. That happened this year. The Portfolio's holdings in Alcoa (aluminum), which also benefited from a tight alumina market and excellent management, had very strong returns. The Portfolio's performance also was enhanced by its paper companies--such as Georgia Pacific, Mead, Willamette, and Weyerhauser--and its integrated oil companies--such as Elf Aquitaine, Atlantic Richfield, and Kerr McGee.

Tandy: classic value. Tandy Corporation, which owns the Radio Shack chain, was believed to be undervalued when we bought it. It started as a supply shop for electronic hobbyists. Now it is a retail location for the hot computer and cellular telephone markets; its stock rose 140% in 1999.

Stock market activity is good for broker/investment banks. The high rate of stock issuance and merger and acquisition activity, as well as strong investor activity in the markets, benefited our shares in Morgan Stanley Dean Witter, Citigroup, and Lehman Brothers.

Strategy Session
--------------------------------------------------------------------------------
Taking profits on Tandy. Tandy, whose extraordinary return was driven by two years of double-digit increases in same-store sales and by strong profit growth, had a very good stock run. We bought Tandy when its price was depressed because of unwise investments in new businesses in which it had no competitive advantage. We thought its superb Radio Shack retail distribution system was undervalued. Tandy management came around to our view, to the benefit of their earnings and stock price. We have taken some profits.

Paper: good supply/demand prospects. Our largest industry focus is paper companies. Asia has been a major importer of forest products, and we expected demand to rebound. Moreover, the additional Asian consumption will be building on an already high level of demand from the continued strength of the U.S. market. Moreover, worldwide growth in capacity has slowed, because company managers are more reluctant than in the past to build without seeing a respectable return on their investment. Another factor is the restructuring under way in this industry, separating land ownership from processing. These all bode well for earnings.

Taking profits on financials. Our diversified financial services and investment banks had a good year and we took some profits. We sold our holdings in American Express and reduced our holdings in Citigroup, Morgan Stanley Dean Witter and Lehman Brothers. With rising interest rates and stocks at all-time highs, it seemed reasonable to take some of your money off the table.

Eastman Kodak added. Eastman Kodak was selling for very little compared with broad market levels. It has been perceived as "old economy" when investors are narrowly focused on new technology. But Kodak has a very strong franchise in photography and is adding digital imaging to its product line while increasing sales and earnings. It has been focused on becoming more cost-competitive. We think the expanding market in the U.S. for digital photography and the expanding global market for film, which is much cheaper, mean strong earnings growth for this undervalued company.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Thomas R. Jackson

[PHOTO]

Style consistency.
"In a cold winter during the American Revolution, Thomas Paine wrote, `These are the times that try men's souls.' Well, these are times that try the souls of value investors. Stocks that had been expensive have become even more expensive, and still investors are buying them as if price were of no consequence. But we have begun to see gains in inexpensive industrial stocks, a sign that at least some investors are regaining interest in current earnings, visible sources of growth, and low prices. Expanding economies and rising interest rates historically have been associated with good performance for value stocks. In 1999, U.S. investors had a very narrow focus; we expect them to broaden their interests. We're maintaining our discipline; in a generally expensive market, our stocks are very inexpensive."

Portfolio Composition
                                         as of 12/31/99
                                         --------------
Consumer Growth & Staples                         21.6%
Industrials                                       20.3%
Financials                                        17.8%
Cash & Equivalents                                10.5%
Technology                                        10.2%
Consumer Cyclicals                                 8.7%
Utilities                                          5.8%
Energy                                             5.1%
Source: Prudential. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)
                                         as of 12/31/99
                                         --------------
Eastman Kodak Co.                                  3.2%
Georgia Pacific Corp.                              2.8%
Tenet Healthcare                                   2.8%
Columbia HCA Healthcare                            2.7%
Well Point Health Networks                         2.7%
Alcoa, Inc.                                        2.5%
Total Fina S.A. -Spon ADR                          2.3%
Darden Restaurants                                 2.3%
Seagate Tech & Inc.                                2.2%
Hewlett-Packard Co.                                2.0%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Prudential Jennison Portfolio

December 31, 1999

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


$10,000 Invested Since Inception*

                                    [GRAPH]

                      Prudential             Lipper (VIP)      S&P 500
                  Jennison Portfolio1      Growth Average2      Index3

        95              10,000                  10,000          10,000
                        11,276                  10,783          10,640
                        12,556                  12,108          12,176
        96              13,494                  13,368          13,405
                        14,362                  14,588          14,970
        97              16,801                  16,789          18,053
                        18,916                  18,558          19,962
        98              22,841                  21,653          23,500
                        26,002                  23,196          25,671
                        29,972                  25,951          28,849
        99              36,883                  29,939          31,071


* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Six                          Since
Average Annual Returns             Months    1-Year   3-Year   Inception*
--------------------------------------------------------------------------------
Prudential Jennison Portfolio1     22.98%    41.76%   36.92%     32.11%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.2          16.27%    31.48%   26.38%     25.81%
--------------------------------------------------------------------------------
S&P 500 Index3                      7.70%    21.03%   27.56%     27.48%
--------------------------------------------------------------------------------
Prudential Jennison Portfolio inception date:4/25/95.

Over the past year, the Prudential Series Fund Prudential Jennison Portfolio gained 41.76%, more than 10 percentage points ahead of the 31.48% Lipper (VIP) Growth Average. The Portfolio benefited from its heavy representation of technology firms because technology stocks far outperformed the rest of the market over the past 12-month period. Its performance was also helped by its holdings in media and advertising and in telecommunications. However, its drug stocks, which had a strong run earlier, fell back somewhat; concerns about Medicare reimbursements for drugs discouraged investors.


Performance Review
--------------------------------------------------------------------------------
A technology market. The primary reason for the Portfolio's solid performance was its strong focus on the technology sector. Cisco Systems, Nokia, Texas Instruments, and Microsoft were among the largest contributors to its return.

Our substantial financial holdings had been hurt in the 1998 global financial crisis, but Citigroup and Morgan Stanley Dean Witter rebounded strongly early in our reporting period and had strong performances over the year. We sold our holdings in Charles Schwab.

We also were helped by our media companies, such as CBS, which benefited from the strong economy, high profit margins, and an Internet-related advertising boom.

On the negative side, our health care stocks had risen to somewhat expensive levels, and when uncertainty about Medicare reimbursement for drugs raised questions about their earnings prospects, the stocks fell. American Home and Eli Lilly were among the poorest performers in our Portfolio.

Strategy Session
--------------------------------------------------------------------------------
Technology. About a third of our Portfolio, including our three largest holdings, are technology companies. For example, we increased our position in Cisco Systems, which provides the networking equipment that makes up the Internet infrastructure, Texas Instruments, and Microsoft. During the year, we added JDS Uniphase, Sun Microsystems, and Motorola. We sold 3Com, among our worst performers, which has been losing ground in the networking market. We also sold our holdings in Oracle and Intuit.

In telecommunications, we own wireless hardware (Nokia) and services (Vodafone Airtouch), large multiservice companies (MCI/WorldCom), and emerging providers (Qwest Communications, NextLink Communications and Allegiance Telecom). They are providing the infrastructure for the communications age, with tremendous long-term growth potential. During this reporting period, we added NextLink and acquired Vodafone shares in exchange for our Airtouch stock when the firm was acquired.

Financials. After their sharp rebound at the beginning of our reporting period, we decided that financial stocks had reached a price that fully reflected the value of the companies. Moreover, we thought it was more likely that the Federal Reserve would increase interest rates--which tends to hurt financials--than cut them. We reduced our commitment to the sector by the end of the first quarter of 1999. It peaked in April, so we avoided the worst of their subsequent fall-off. We still have a large commitment, primarily to the global consolidators in this rapidly changing industry.

Health Care. Drug companies held up well in the 1998 market drop, but shared, nonetheless, in the steep rise afterward through the first quarter of 1999, making them somewhat expensive. When concerns arose about Medicare reimbursement for drugs, the sector corrected. American Home Products, and Eli Lilly were among the largest negative contributors to our performance. We sold Pfizer, Lilly, and Merck. We added Johnson & Johnson and Bristol-Myers Squibb.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Jim Kannry, Kathleen McCarragher, and Spiros Segalas

[PHOTO]  [PHOTO]  [PHOTO]

Strong corporate earnings.
"We expect U.S. economic growth to continue, although at a somewhat slower rate. We think inflation will remain quiescent, helped by a watchful Federal Reserve. With corporate earnings strong, risk premiums--the additional price investors have been willing to pay for companies with steady earnings growth--are unlikely to shrink in this environment. However, if interest rates rise somewhat in order to slow growth, investors are unlikely to be willing to pay even higher multiples of earnings for a company's shares. We continue to believe this is an excellent environment for companies with good levels of sustainable earnings growth. We think we are well positioned with our broad selection of rapidly growing companies."

Portfolio Composition
                                         as of 12/31/99
                                         --------------
Telecommunications                                18.7%
Computer Services                                 13.8%
Electronics                                       10.6%
Retail                                            10.2%
Drugs & Medical Supplies                           9.9%
Media                                              8.0%
Computers                                          6.6%
Financial Services                                 6.4%
Cash                                               4.4%
Diversified Operations                             3.5%
Insurance                                          2.7%
Banks and Savings & Loans                          1.6%
Business Services                                  1.6%
Restaurants                                        1.2%
Cosmetics & Soaps                                  0.8%

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)
                                         as of 12/31/99
                                         --------------
Microsoft Corp.                                    4.9%
Cisco Systems, Inc.                                4.2%
The Home Depot, Inc.                               3.8%
General Electric Co.                               3.5%
Nokia Corp.                                        3.3%
CBS Corp.                                          3.2%
Citigroup, Inc.                                    3.1%
American International Group, Inc.                 2.7%
Texas Instruments, Inc.                            2.6%
Hewlett-Packard Co.                                2.5%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
20/20 Focus Portfolio

December 31, 1999

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily U.S. companies having strong capital appreciation potential.

INVESTMENT STYLE
A "value" approach of identifying strong companies selling at discount from their perceived true value and a "growth" approach seeking companies that exhibit higher-than-average earnings growth.

$10,000 Invested Since Inception*

                                    [GRAPH]

                      Lipper (VIP)      20/20 Focus       S&P 500
        Date       Growth Funds Avg(2)   Portfolio        Index(3)

        95              $10,000           $10,000         $10,000
                        $10,681           $10,632         $10,713
        96              $11,996           $11,978         $12,138
                        $13,224           $13,661         $13,501
                        $14,367           $14,274         $14,726
        97              $16,022           $15,459         $16,428
                        $17,983           $16,991         $18,494
        98              $19,037           $18,157         $19,622
                        $17,846           $17,318         $18,251
                        $18,773           $19,122         $19,171
        99              $20,113           $23,991         $20,516


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance less than one year is cumulative. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Since inception returns not annualized.
2 The Lipper Variable Insurance Products (VIP) Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Six            Since
Average Annual Returns                               Months        Inception*
--------------------------------------------------------------------------------
20/20 Focus Portfolio1                               12.74%        18.95%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Funds Avg.2                      16.27%        21.65%
--------------------------------------------------------------------------------
S&P 500 Index3                                        7.70%        10.99%
--------------------------------------------------------------------------------
20/20 Focus Portfolio inception date: 5/3/99.


Since its inception, the Prudential Series Fund 20/20 Focus Portfolio gained 18.95%, while the Lipper (VIP) Growth Funds Average gained 21.65%. The markets were strongly biased toward growth stocks, technology stocks in particular--during this period. The style-neutrality of the 20/20 Focus Portfolio, which is intended to even out its performance over time, kept its return below that of growth-oriented peers.

The largest contributions to its return came from its technology holdings, including EMC and Cisco Systems. Both growth and value financials benefited from the strong economy and financial markets. Media and telecommunications companies also helped its return. However, health sector firms hurt both growth and value performance, while tobacco-related holdings, such as Philip Morris and Loews, also fell.


Performance Review
--------------------------------------------------------------------------------
Despite the concentrated nature of the Portfolio, strong contributions to its return came from several different sectors, including technology, telecommunications, media, financials, retail, and energy. Technology holdings include EMC (which makes software to improve the reliability and efficiency of hard disk storage), Loral Space and Communications (satellite telecommunications), Cisco Systems (networking), Texas Instruments (semiconductor chips), and Microsoft, all among the largest contributors to its return.

Strong gains also came from telecommunications and media companies such as CBS, Univision, NTL (the third largest U.K. cable TV operator), and Qwest Communications International. We benefited when some of our undervalued companies--Elf Aquitaine, Lucas Varity, and Atlantic Richfield--attracted take-over offers.

Our substantial financial holdings had been hurt in the 1998 global financial crisis, but Citigroup and Morgan Stanley Dean Witter rebounded strongly early in our reporting period and had strong performances over the year. We sold our holdings in Charles Schwab. We also were helped by our media companies, such as CBS and Univision, which benefited from the strong economy, high profit margins, and an Internet-related advertising boom. Tandy, which operates the Radio Shack chain, made a significant contribution to our return.

On the negative side, our health care stocks had risen to somewhat expensive levels, and when uncertainty about Medicare reimbursement for drugs raised questions about their earnings prospects, the stocks fell. American Home and Eli Lilly were among the poorest performers in our Portfolio, as was the HMO Well Point Health Network.

Strategy Session
--------------------------------------------------------------------------------
Both Tom Jackson and Sig Segalas look for individual companies that are strongly attractive to their investment disciplines. Tom Jackson looks for bargains. He uses a strict value investment style to buy stocks whose prices he believes are too low given their underlying earnings, sales, cash flow, or book value. Spiros "Sig" Segalas uses a growth investment style, concentrating on stocks of established companies that he believes will have superior absolute and relative earnings growth.

For example, Jackson added Eastman Kodak, which is inexpensive because investors perceive it as "old economy." Kodak has a very strong franchise in photography, and is adding digital imaging to its product line while increasing sales and earnings. It has been focused on becoming more cost-competitive. Jackson thinks the expanding market in the U.S. for digital photography and the expanding global market for film, which is much cheaper, mean strong earnings growth for this undervalued company. He also owns Loral, which owns huge satellite telecommunications capacity and is underpriced compared to other telecom companies. However, satellites work where cellular phones don't and are less expensive than installing a wired infrastructure in developing companies. Moreover, the cost of receivers should decline, just as the price of most high-tech devices do.

Segalas added Tiffany, the leading fine jewelry company in the world. It has very strong earnings momentum, reflecting strength in both the U.S. economy and recovering Asian markets. In addition, it has recently started website sales, which should add to long-term growth. He also bought EMC, which makes software that improves the reliability and efficiency of systems of computer disk drives. This market is enormous as more and more information is stored on computer disks, including the transaction data for online businesses.

Outlook
Portfolio Managers Thomas R. Jackson, Spiros Segalas

[PHOTO]  [PHOTO]

A shift in the wind.
Tom Jackson: "So-called `old economy' companies have been neglected by stock investors, whose businesses are benefiting from the improved global economy. Metals, paper, and energy companies are still inexpensive compared with the market leaders. Their stocks have begun to move up as investors become increasingly skeptical about the very high long-term earnings growth that is presumed by the pricing of technology stocks. As their sales and earnings continue to benefit from worldwide economic expansion, I expect even more interest in companies with visible earnings growth selling at relatively low multiples of their earnings."

Sig Segalas: "Technology-fueled economic growth is likely to continue for some time. Even if the stock markets correct, the companies we own have very strong earnings growth inertia that should continue to attract investors. In addition to technology and telecommunications stocks, I also am finding companies with strong earnings growth in the media and financial services industries."

Sector Breakdown (% of Assets)

Consumer Growth & Staples                         24.6%
Technology                                        23.9%
Financials                                        15.6%
Utilities                                         15.5%
Industrial                                         9.2%
Consumer Cyclicals                                 6.9%
Cash & Equivalents                                 4.3%

Largest Stock Industries (% of Assets)

Telecommunication Services                        15.5%
Computer Hardware                                 10.5%
Hospital Management                                9.0%
Media                                              6.8%
Communications Equipment                           4.5%

Source: Prudential. Holdings are subject to change.


Top 5 Growth Holdings (% of Assets)

Cisco Systems, Inc.                                4.5%
EMC Corp.                                          4.3%
Hewlett-Packard Co.                                4.3%
NTL, Inc.                                          4.2%
Citigroup, Inc.                                    4.1%


Top 5 Value Holdings (% of Assets)

Loral Space & Comm.                                3.8%
Tenet Healthcare                                   3.3%
Freeport MC Copp & Gld                             2.9%
Well Point Health                                  2.9%
Eastman Kodak Co.                                  2.9%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Small Capitalization Stock Portfolio

December 31, 1999

INVESTMENT GOAL
Seeks long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index.3

TYPES OF INVESTMENTS
Primarily stocks of the S&P SmallCap 600 Index.

INVESTMENT STYLE
The Portfolio attempts to hold stocks comprising the S&P SmallCap 600 Index in approximately the same proportions. The S&P SmallCap 600 Index contains stocks of small companies with market capitalizations generally less than $1.2 billion.

$10,000 Invested Since Inception*

                                    [GRAPH]

                       Small Capitalization    S&P SmallCap   Lipper (VIP) Small
                         Stock Portfolio1        600 Index3        Cap Average2

                 89           10,000               10,000             10,000
                               9,632               10,300              9,257
                 90            8,709                9,405              8,298
                               9,081                9,898              8,804
                 91            9,701               10,977              9,815
                               9,692               11,134              9,175
                 92            9,369               11,021              9,303
                              10,651               12,504             10,713
                 93           13,411               14,545             11,396
                              12,890               14,214             11,809
                 94           12,756               14,382             11,974
                              13,961               15,305             13,069
                 95           14,781               16,495             14,455
                              16,296               17,883             15,479
                 96           17,692               19,205             16,404
                              19,900               21,699             18,927
                 97           18,926               21,516             18,990
                              22,586               24,408             22,150
                 98           23,672               23,888             23,611
                              25,978               26,031             25,621
                 99           35,098               30,993             29,499

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The S&P Small Capitalization 600 Index is a capital-weighted index representing the aggregate market value of the common equity of 600 small-company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Six                           Since
Average Annual Returns                 Months     1-Year    3-Year  Inception*
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio1   7.12%     12.68%    11.86%    16.08%
--------------------------------------------------------------------------------
Lipper (VIP) Small Cap. Avg.2          25.45%     38.28%    17.89%    18.96%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index3                 7.02%     12.41%    11.69%    16.64%
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio inception date: 4/25/95.

The Prudential Series Fund Small Capitalization Stock Portfolio returned 12.68%, slightly more than the Index, even with the inclusion of transaction costs and fees for the Portfolio.

The S&P SmallCap 600 Index fell in the first and third quarters of 1999, but rebounded in the second and fourth to post a respectable 12.41% return for the full year. The gains in the last quarter represented a steep climb of growth stocks, particularly technology issues. This focus on technology and telecommunications was a broad market movement that extended beyond the small-cap universe, but the narrow focus was particularly sharp among small caps.

The Standard & Poor's Small Capitalization 600 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P SmallCap 600 Index.


Performance Review
--------------------------------------------------------------------------------
The year 1999 was a strongly divergent market. The top ten of S&P's 1998 industry groups returned between 67% and 149%, while the bottom ten fell between 43% and 93%. Of 11 broad economic sectors, five had negative returns, but technology soared. Individual companies on the index quadrupled or quintupled, led by Adaptive Broadband's 687% gain.

Technology stocks of all market capitalizations performed very well toward the end of 1999. Some entire industry groups in the technology sector doubled or more in value over the year: computer networking (up 149%) and semiconductors (132%). The software and service group gained 81%.

The strong stock market also was good for the investment management industry (81%) and for investment banks/brokerages (78%). The latter benefited from merger and acquisition activity and stock issuance, as well as from the volume of trading. Overall, the broader financial sector lost ground during the year.

The worst-performing industry group of the S&P 600 was long-term health care, which declined 93%. Diversified health care and special health services also had poor years--down 68% and 51%, respectively. The broader health care sector, which includes drug and supplies companies as well as services, performed better--up 9%.

Strategy Session
--------------------------------------------------------------------------------
The Small Capitalization Stock Portfolio attempts to hold the 600 stocks included in the S&P SmallCap 600 Index and to duplicate its performance. These are stocks of companies with an average market value of about $1 billion. Such stocks are more volatile than the shares of large, more established companies. Portfolio Manager Wai C. Chiang manages the Portfolio by investing funds received while trying to minimize commission and transaction costs.

Outlook
--------------------------------------------------------------------------------
Portfolio Manager Wai C. Chiang

[PHOTO]

Small caps are priced attractively.
"During the global financial crisis of 1997-98, investors distrusted the stocks of smaller companies because they were concerned about the difficulty in finding buyers if they should decide to sell (i.e. the issue of liquidity) and because smaller firms are disproportionately vulnerable to business slowdowns. Now that world markets are recovering and there is an almost feverish interest in Internet commerce, the stocks of small technology businesses have attracted buyers.

"If the global economy pulls ahead, as most economists expect, investors may cast their nets wider in search of stocks with the potential for growth. As an index fund, the Prudential Series Fund Small Capitalization Stock Portfolio has the advantage of holding a diversified mix of 600 stocks across many industry groups; it can benefit from a rising market in either growth stocks or value stocks."

S&P SmallCap 600 Index
Total Return by Sector
                                          as of 12/31/99
                                          --------------
Technology                                         63.6%
Transportation                                     26.6%
Communication Services                             26.4%
Energy                                             24.5%
Capital Goods                                      17.0%
Health Care                                         8.7%
Utilities                                           3.5%
Basic Materials                                     0.9%
Financials                                         -5.6%
Consumer Cyclicals                                -10.7%
Consumer Staples                                  -11.8%

S&P SmallCap 600 Index                             12.4%
Source: Standard & Poor's.


S&P SmallCap 600 Index
Composition
                                         as of 12/31/99
                                         --------------
Technology                                        27.1%
Consumer Cyclicals                                17.4%
Capital Goods                                     13.3%
Financials                                        10.3%
Health Care                                       10.2%
Consumer Staples                                   7.2%
Basic Materials                                    3.8%
Utilities                                          3.6%
Transportation                                     3.4%
Energy                                             3.0%
Communication Services                             0.7%

Source: Standard & Poor's. Holdings are subject to change.


Top Ten Holdings (% of Portfolio)
                                         as of 12/31/99
                                         --------------
Mercury Interactive Corp.                          1.0%
IDEC Pharmaceutical                                1.0%
Macromedia, Inc.                                   0.8%
RSA Security, Inc.                                 0.8%
Clarify, Inc.                                      0.7%
Whittman-Hart, Inc.                                0.7%
HNC Software, Inc.                                 0.6%
C-Cube Microsystems, Inc.                          0.6%
Valassis Communications, Inc.                      0.6%
Micrel, Inc.                                       0.6%

Source: Prudential. Holdings are subject to change.

Prudential Series Fund
Global Portfolio

December 31, 1999

INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE
The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

$10,000 Invested Over Ten Years

[GRAPH]

89        10,000        10,000        10,000
           9,632        10,300         9,257
90         8,709         9,405         8,298
           9,081         9,898         8,804
91         9,701        10,977         9,815
           9,692        11,134         9,175
92         9,369        11,021         9,303
          10,651        12,504        10,713
93        13,411        14,545        11,396
          12,890        14,214        11,809
94        12,756        14,382        11,974
          13,961        15,305        13,069
95        14,781        16,495        14,455
          16,296        17,883        15,479
96        17,692        19,205        16,404
          19,900        21,699        18,927
97        18,926        21,516        18,990
          22,586        24,408        22,150
98        23,672        23,888        23,611
          25,978        26,031        25,621
99        35,098        30,993        29,499

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Six
Average Annual Returns              Months    1-Year   3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Global Portfolio1                   35.11%    48.27%   25.65%   22.44%   13.38%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2           27.82%    44.18%   22.67%   19.42%   11.73%
--------------------------------------------------------------------------------
Morgan Stanley World Index3         15.14%    24.93%   21.61%   19.76%   11.42%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.

The Prudential Series Fund Global Portfolio returned 48.27% in 1999, four percentage points above the 44.18% gain of the Lipper (VIP) Global Average. The Portfolio's strong global focus on telecommunications and technology helped its return. Its holdings in Japan and the United States had particularly strong performances.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.

Performance Review
--------------------------------------------------------------------------------
Technology. We continue to maintain our largest industry focus in technology and telecommunications services. In 1999, these sectors were the market favorites. Some of the largest contributors to our return were technology stocks, including Texas Instruments (semiconductors), PMC-Sierra (semiconductors), Oracle (software), Microsoft (software), and Solectron (contract manufacturing). Telecommunications equipment firms, such as Nokia, and mobile telecommunications network operators, such as NTT Mobile Communications, Mannesmann, and Vodafone, also were among our strong performers.

Media. Stock investors have been increasingly aware of the value of content. Our holdings in USA networks, prime manufacturer's of content, contributed to our strong performance.

Consumer focus pays off. We continue to benefit from Hennes & Mauritz, whose emphasis on providing consumer value makes it a leader in the increasingly competitive retail business. European economic integration has helped, but the firm is also expanding to the United States.

Health care hurt. Our drug and health care companies, including Glaxo Wellcome, and Healthsouth, detracted somewhat from our return. The sector was out of favor, as service companies struggled with their pricing, while drug stocks had become relatively expensive and faced concerns about future government pricing pressure should Medicare in the United States extend coverage to include drugs.

Strategy Session
--------------------------------------------------------------------------------
The United States is the Internet model. We think the explosion of Internet usage in the United States is a model for what can take place in the rest of the world. We have positioned the Portfolio to benefit from greater Internet use, focusing on companies that provide the hardware and software infrastructure. Competition among Internet sites will be fierce, but leadership among the infrastructure providers is already established. We own networking, database, cable, and semiconductor companies.

Mobile communications models are found abroad. The United States trails Europe in cellular telephone usage. It is a market with enormous potential. So is Japan. We have seen in Europe how mobile telephones can control automated functions in the home, link to e-mail, and transform the way people communicate with one another while Japanese companies are now leading in next-generation technology. We own Nokia, the leading handset manufacturer, as well as service providers based in Europe, Japan, and the United States.

Outlook
--------------------------------------------------------------------------------
Portfolio Managers Daniel J. Duane, Ingrid Holm, and Michelle Picker

[PHOTO] [PHOTO] [PHOTO]

Room for growth.
"We think global investors may have underestimated the impact and growth potential of technology companies, despite their strong performance in 1999. The application of new, life-style transforming technologies around the world in one sweep is rare, if not unprecedented. Wireless telecommunications and Internet communications (both personal and business to business) are rapidly penetrating even the most distant markets. So the earnings growth potential of the leaders in these technologies is enormous. That's what underlies the increasing share prices. We believe they still have some way to go."

Geographic Allocation
                                         as of 12/31/99
                                         --------------
United States                                     39.1%
Continental Europe                                33.2%
Japan                                             18.4%
Cash & Equivalents                                 4.1%
Pacific Basin                                      3.2%
Latin America                                      1.0%
Asia                                               1.0%

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)
                                         as of 12/31/99
                                         --------------
PMC-Sierra, Inc.                                   4.2%
Oracle Systems Corp.                               3.6%
Softbank Corp.                                     3.1%
Fujitsu Ltd.                                       3.0%
NTT Mobile Communications Network, Inc.            2.7%
Nokia Corp.                                        2.7%
Solectron Corp.                                    2.7%
CSK Corp.                                          2.5%
Time Warner, Inc.                                  2.3%
Texas Instruments, Inc.                            2.2%

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,328,719,634)...................   $1,328,719,634
    Cash.......................................           27,534
    Receivable for capital stock sold..........          855,542
    Interest receivable........................       10,419,510
                                                  --------------
      Total Assets.............................    1,340,022,220
                                                  --------------
  LIABILITIES
    Payable for capital stock repurchased......        3,156,075
    Payable to investment adviser..............        1,302,069
    Accrued expenses...........................           89,854
                                                  --------------
      Total Liabilities........................        4,547,998
                                                  --------------
  NET ASSETS...................................   $1,335,474,222
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,335,474
      Paid-in capital, in excess of par........    1,334,138,748
                                                  --------------
    Net assets.................................   $1,335,474,222
                                                  ==============
    Net asset value and redemption price per
      share, 133,547,422 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.00
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................   $    58,660,531
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         4,400,851
    Shareholders' reports......................           150,000
    Accounting fees............................            50,000
    Custodian's fees and expenses..............            36,000
    Audit fee and expenses.....................            15,500
    Transfer agent's fees and expenses.........             8,000
    Legal fees and expenses....................             5,000
    Directors' fees............................             4,000
    Miscellaneous..............................             7,850
                                                  ---------------
      Total expenses...........................         4,677,201
    Less: custodian fee credit.................           (22,116)
                                                  ---------------
      Net expenses.............................         4,655,085
                                                  ---------------
    NET INVESTMENT INCOME......................        54,005,446
                                                  ---------------
  NET REALIZED GAIN ON INVESTMENTS.............            10,627
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $    54,016,073
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    54,005,446       $    42,343,388
    Net realized gain on investments........................            10,627                16,489
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....        54,016,073            42,359,877
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (54,005,446)          (42,343,388)
    Distributions from net realized capital gains...........           (10,627)              (16,489)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (54,016,073)          (42,359,877)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [122,718,909 and 76,618,642 shares,
     respectively]..........................................     1,227,189,093           766,186,419
    Capital stock issued in reinvestment of dividends and
     distributions [5,401,607 and 4,235,988 shares,
     respectively]..........................................        54,016,073            42,359,877
    Capital stock repurchased [(86,592,293) and (54,581,645)
     shares, respectively]..................................      (865,922,932)         (545,816,448)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       415,282,234           262,729,848
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       415,282,234           262,729,848
  NET ASSETS:
    Beginning of year.......................................       920,191,988           657,462,140
                                                               ---------------       ---------------
    End of year.............................................   $ 1,335,474,222       $   920,191,988
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,297,259,294)...................   $1,253,503,398
    Cash.......................................              857
    Interest receivable........................       21,864,296
    Receivable for capital stock sold..........           84,272
                                                  --------------
      Total Assets.............................    1,275,452,823
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........       19,689,306
    Payable to investment adviser..............        1,265,637
    Payable for capital stock repurchased......          506,980
    Accrued expenses...........................           83,825
    Due to broker -- variation margin..........           75,125
                                                  --------------
      Total Liabilities........................       21,620,873
                                                  --------------
  NET ASSETS...................................   $1,253,831,950
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,145,550
      Paid-in capital, in excess of par........    1,248,882,163
                                                  --------------
                                                   1,250,027,713
    Undistributed net investment income........       76,304,703
    Accumulated net realized loss on
      investments..............................      (28,197,726)
    Net unrealized depreciation on
      investments..............................      (44,302,740)
                                                  --------------
    Net assets, December 31, 1999..............   $1,253,831,950
                                                  ==============
    Net asset value and redemption price per
      share, 114,554,992 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.95
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................   $    81,500,023
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         4,880,364
    Shareholders' reports......................           140,000
    Accounting fees............................           110,000
    Custodian's fees and expenses..............            50,000
    Audit fee and expenses.....................            15,000
    Transfer agent's fees and expenses.........             8,100
    Legal fees and expenses....................             6,000
    Directors' fees............................             4,000
    Miscellaneous..............................            23,769
                                                  ---------------
      Total expenses...........................         5,237,233
    Less: custodian fee credit.................           (41,913)
                                                  ---------------
      Net expenses.............................         5,195,320
                                                  ---------------
  NET INVESTMENT INCOME........................        76,304,703
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................       (26,270,908)
      Futures..................................            48,764
                                                  ---------------
                                                      (26,222,144)
                                                  ---------------
    Net change in unrealized depreciation on:
      Investments..............................       (58,177,006)
      Futures..................................          (546,844)
                                                  ---------------
                                                      (58,723,850)
                                                  ---------------
  NET LOSS ON INVESTMENTS......................       (84,945,994)
                                                  ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $    (8,641,291)
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    76,304,703       $    60,710,670
    Net realized gain (loss) on investments.................       (26,222,144)            1,484,118
    Net change in unrealized appreciation
     (depreciation) on investments..........................       (58,723,850)            2,237,978
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        (8,641,291)           64,432,766
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --           (60,939,829)
    Distributions from net realized capital gains...........        (3,302,269)           (3,466,261)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (3,302,269)          (64,406,090)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [26,987,966 and 29,994,210 shares,
     respectively]..........................................       296,061,460           334,707,738
    Capital stock issued in reinvestment of dividends and
     distributions [298,578 and 5,809,428 shares,
     respectively]..........................................         3,302,269            64,406,090
    Capital stock repurchased [(14,272,876) and (8,361,173)
     shares, respectively]..................................      (156,161,922)          (93,273,532)
                                                               ---------------       ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
  TRANSACTIONS..............................................       143,201,807           305,840,296
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       131,258,247           305,866,972
  NET ASSETS:
    Beginning of year.......................................     1,122,573,703           816,706,731
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 1,253,831,950       $ 1,122,573,703
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    76,304,703       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $883,301,482).....................   $  798,481,985
    Cash.......................................            8,430
    Interest and dividends receivable..........       18,917,132
    Receivable for security lending income.....           43,150
    Receivable for capital stock sold..........           71,219
    Receivable for investments sold............           71,175
                                                  --------------
      Total Assets.............................      817,593,091
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       12,233,400
    Payable for investments purchased..........        1,650,248
    Payable to investment adviser..............        1,101,299
    Payable for capital stock repurchased......          191,678
    Accrued expenses and other liabilities.....          117,195
    Securities lending rebate payable..........           98,721
    Written options outstanding................                3
                                                  --------------
      Total Liabilities........................       15,392,544
                                                  --------------
  NET ASSETS...................................   $  802,200,547
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,067,107
      Paid-in capital, in excess of par........      853,033,328
                                                  --------------
                                                     854,100,435
    Undistributed net investment income........       84,257,678
    Accumulated net realized loss on
      investments..............................      (51,406,066)
    Net unrealized depreciation on
      investments..............................      (84,751,500)
                                                  --------------
    Net assets, December 31, 1999..............   $  802,200,547
                                                  ==============
    Net asset value and redemption price per
      share, 106,710,720 outstanding shares of
      common stock (authorized 195,000,000
      shares)..................................   $         7.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................   $    83,474,384
    Dividends..................................         5,444,639
    Income from securities loaned, net.........            91,475
                                                  ---------------
                                                       89,010,498
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         4,421,391
    Accounting fees............................           160,000
    Shareholders' reports......................            88,000
    Custodian's fees and expenses..............            48,000
    Audit fee and expenses.....................            24,000
    Legal fees and expenses....................            14,000
    Transfer agent's fees and expenses.........             9,000
    Directors' fees............................             4,000
    Miscellaneous..............................             1,784
                                                  ---------------
      Total expenses...........................         4,770,175
    Less: custodian fee credit.................           (17,355)
                                                  ---------------
      Net expenses.............................         4,752,820
                                                  ---------------
  NET INVESTMENT INCOME........................        84,257,678
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........       (42,984,475)
    Net change in unrealized depreciation on
      investments..............................        (5,307,921)
                                                  ---------------
  NET LOSS ON INVESTMENTS......................       (48,292,396)
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $    35,965,282
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    84,257,678       $    71,160,362
    Net realized loss on investments........................       (42,984,475)           (2,031,112)
    Net change in unrealized depreciation on investments....        (5,307,921)          (90,371,730)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        35,965,282           (21,242,480)
                                                               ---------------       ---------------
  DIVIDENDS:
    Dividends from net investment income....................        (2,179,668)          (69,715,948)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [17,182,804 and 42,524,544 shares,
     respectively]..........................................       127,100,943           336,104,252
    Capital stock issued in reinvestment of dividends and
     distributions [291,010 and 9,210,712 shares,
     respectively]..........................................         2,179,668            69,715,948
    Capital stock repurchased [(20,307,030) and (12,010,426)
     shares, respectively]..................................      (150,186,649)          (94,215,879)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (20,906,038)          311,604,321
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        12,879,576           220,645,893
  NET ASSETS:
    Beginning of year.......................................       789,320,971           568,675,078
                                                               ---------------       ---------------
    End of year(a)..........................................   $   802,200,547       $   789,320,971
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    84,257,678       $     2,179,668
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
              PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost
      $125,426,766)............................   $  130,102,740
    Cash.......................................           40,619
    Dividends and interest receivable..........          863,413
    Receivable for capital stock sold..........          156,309
    Receivable for investments sold............           59,852
    Forward currency contracts -- net amount
      receivable from counterparties...........           28,610
                                                  --------------
      Total Assets.............................      131,251,543
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........       15,182,345
    Payable to Investment advisor..............          182,681
    Accrued expenses and other liabilities.....           52,270
    Payable for capital stock repurchased......           36,326
                                                  --------------
      Total Liabilities........................       15,453,622
                                                  --------------
  NET ASSETS...................................   $  115,797,921
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      111,642
      Paid-in capital, in excess of par........      111,348,186
                                                  --------------
                                                     111,459,828
    Distributions in excess of net investment
      income...................................          (28,610)
    Accumulated net realized loss on
      investments..............................         (337,650)
    Net unrealized appreciation on investments
      and foreign currencies...................        4,704,353
                                                  --------------
    Net assets, December 31, 1999..............   $  115,797,921
                                                  ==============
    Net asset value and redemption price per
      share 11,164,245 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................   $        10.37
                                                  ==============

STATEMENT OF OPERATIONS
May 3, 1999(a) through December 31, 1999
  INVESTMENT INCOME
    Interest...................................   $     2,347,279
    Dividends (net of $532 foreign withholding
      tax).....................................           212,501
                                                  ---------------
                                                        2,559,780
                                                  ---------------
  EXPENSES
    Investment advisory fee....................           398,516
    Accounting fees............................           145,000
    Shareholders' report.......................            10,000
    Custodian expense..........................             4,000
    Director's fee.............................             2,000
    Audit fees and expenses....................             1,400
    Transfer agents fees and expenses..........               800
    Legal expenses.............................               200
    Miscellaneous expense......................             1,065
                                                  ---------------
      Total expenses...........................           562,981
    Less: custodian fee credit.................            (6,412)
                                                  ---------------
      Net expenses.............................           556,569
                                                  ---------------
  NET INVESTMENT INCOME........................         2,003,211
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................          (142,744)
      Options..................................          (194,906)
      Foreign currencies.......................             1,948
                                                  ---------------
                                                         (335,702)
                                                  ---------------
    Net change in unrealized appreciation on:
      Investments..............................         4,675,974
      Foreign currencies.......................            28,379
                                                  ---------------
                                                        4,704,353
                                                  ---------------
  NET GAIN ON INVESTMENTS......................         4,368,651
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $     6,371,862
                                                  ===============

STATEMENT OF CHANGES IN NET ASSETS
                                                                  MAY 3, 1999(A)
                                                                     THROUGH
                                                                DECEMBER 31, 1999
                                                                     ---------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................         $     2,003,211
    Net realized loss on investments........................                (335,702)
    Net change in unrealized appreciation on investments....               4,704,353
                                                                     ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....               6,371,862
                                                                     ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................              (2,003,211)
    Distributions in excess of net investment income........                 (30,558)
    Tax return of capital...................................                (142,483)
                                                                     ---------------
    TOTAL DIVIDENDS.........................................              (2,176,252)
                                                                     ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [15,525,131 shares]..................             159,747,939
    Capital stock issued in reinvestment of dividends and
     distributions [218,825 shares].........................               2,176,252
    Capital stock repurchased [(4,579,711) shares]..........             (50,321,880)
                                                                     ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
    TRANSACTIONS............................................             111,602,311
                                                                     ---------------
  TOTAL INCREASE IN NET ASSETS..............................             115,797,921
  NET ASSETS:
    Beginning of period.....................................                      --
                                                                     ---------------
    End of period...........................................         $   115,797,921
                                                                     ===============
    (a) Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $2,345,486,363)...................   $4,656,162,855
    Cash.......................................           16,660
    Interest and dividends receivable..........        4,103,786
    Receivable for capital stock sold..........        1,023,504
    Receivable for investments sold............          583,564
    Due from broker -- variation margin........          145,000
                                                  --------------
      Total Assets.............................    4,662,035,369
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,371,376
    Payable for investments purchased..........        2,251,707
    Payable for capital stock repurchased......        1,099,090
    Accrued expenses...........................          295,676
                                                  --------------
      Total Liabilities........................        7,017,849
                                                  --------------
  NET ASSETS...................................   $4,655,017,520
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,047,241
      Paid-in capital, in excess of par........    2,338,932,384
                                                  --------------
                                                   2,339,979,625
    Undistributed net investment income........          315,792
    Accumulated net realized gain on
      investments..............................        1,621,348
    Net unrealized appreciation on
      investments..............................    2,313,100,755
                                                  --------------
    Net assets, December 31, 1999..............   $4,655,017,520
                                                  ==============
    Net asset value and redemption price per
      share, 104,724,109 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        44.45
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $566,445 foreign
      withholding tax).........................   $    54,524,413
    Interest...................................         5,110,430
                                                  ---------------
                                                       59,634,843
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        14,259,131
    Shareholders' reports......................           550,000
    Custodian's fees and expenses..............           140,000
    Accounting fees............................           131,000
    Audit fee and expenses.....................            40,000
    Legal fees and expenses....................            20,000
    Transfer agent's fees and expenses.........             8,500
    Directors' fees............................             4,000
    Miscellaneous..............................            78,482
                                                  ---------------
      Total expenses...........................        15,231,113
    Less: custodian fee credit.................            (4,650)
                                                  ---------------
      Net expenses.............................        15,226,463
                                                  ---------------
  NET INVESTMENT INCOME........................        44,408,380
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        32,943,947
      Futures..................................        13,251,281
                                                  ---------------
                                                       46,195,228
                                                  ---------------
    Net change in unrealized appreciation on:
      Investments..............................       685,134,062
      Futures..................................        (2,181,112)
                                                  ---------------
                                                      682,952,950
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       729,148,178
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   773,556,558
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    44,408,380       $    36,771,654
    Net realized gain on investments........................        46,195,228            57,465,213
    Net change in unrealized appreciation on investments....       682,952,950           644,691,671
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       773,556,558           738,928,538
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................       (44,092,588)          (37,075,916)
    Distributions from net realized capital gains...........       (54,347,010)          (53,566,202)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (98,439,598)          (90,642,118)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [19,061,602 and 21,945,962 shares,
     respectively]..........................................       768,257,840           739,810,425
    Capital stock issued in reinvestment of dividends and
     distributions [2,357,499 and 2,541,175 shares,
     respectively]..........................................        98,439,598            90,642,118
    Capital stock repurchased [(10,712,263) and (11,483,263)
     shares, respectively]..................................      (434,885,868)         (378,841,199)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       431,811,570           451,611,344
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,106,928,530         1,099,897,764
  NET ASSETS:
    Beginning of year.......................................     3,548,088,990         2,448,191,226
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,655,017,520       $ 3,548,088,990
                                                               ===============       ===============
    (a) Included undistributed net investment income of:....   $       315,792       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,837,415,249)...................   $2,079,658,692
    Cash.......................................              857
    Interest and dividends receivable..........        5,934,776
    Receivable for securities lending income...          363,588
    Receivable for capital stock sold..........           72,990
                                                  --------------
      Total Assets.............................    2,086,030,903
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       57,973,945
    Payable to investment adviser..............        1,941,452
    Payable for capital stock repurchased......        1,201,032
    Securities lending rebate payable..........          688,567
    Accrued expenses...........................          186,547
                                                  --------------
      Total Liabilities........................       61,991,543
                                                  --------------
  NET ASSETS...................................   $2,024,039,360
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,036,951
      Paid-in capital, in excess of par........    1,774,194,608
                                                  --------------
                                                   1,775,231,559
    Undistributed net investment income........        3,322,069
    Accumulated net realized gain on
      investments..............................        3,242,289
    Net unrealized appreciation on
      investments..............................      242,243,443
                                                  --------------
    Net assets, December 31, 1999..............   $2,024,039,360
                                                  ==============
    Net asset value and redemption price per
      share, 103,695,100 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        19.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $742,260 foreign
      withholding tax).........................   $    55,616,065
    Interest...................................         2,029,036
    Income from securities loaned, net.........           432,635
                                                  ---------------
                                                       58,077,736
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         8,409,886
    Shareholders' reports......................           214,000
    Accounting fees............................            96,000
    Custodian's fees and expenses..............            80,000
    Audit fee and expenses.....................            22,400
    Transfer agent's fees and expenses.........             8,000
    Legal fees and expenses....................             8,000
    Directors' fees............................             4,000
    Miscellaneous..............................            42,368
                                                  ---------------
      Total expenses...........................         8,884,654
    Less: custodian fee credit.................            (4,606)
                                                  ---------------
      Net expenses.............................         8,880,048
                                                  ---------------
  NET INVESTMENT INCOME........................        49,197,688
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
      Net realized gain on investments.........       196,991,597
      Net change in unrealized appreciation on
        investments............................         1,676,194
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       198,667,791
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   247,865,479
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    49,197,688       $    56,212,487
    Net realized gain on investments........................       196,991,597           129,490,381
    Net change in unrealized appreciation on investments....         1,676,194          (258,928,963)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................       247,865,479           (73,226,095)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (47,863,180)          (58,670,537)
    Distributions from net realized capital gains...........      (228,772,711)         (129,895,659)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (276,635,891)         (188,566,196)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [4,932,597 and 17,968,538
     respectively]..........................................       106,031,268           414,994,376
    Capital stock issued in reinvestment of dividends and
     distributions [14,298,341 and 8,899,832 shares,
     respectively]..........................................       276,635,891           188,566,196
    Capital stock repurchased [(22,475,612) and (10,593,789)
     shares, respectively]..................................      (472,178,202)         (229,203,355)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (89,511,043)          374,357,217
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (118,281,455)          112,564,926
  NET ASSETS:
    Beginning of year.......................................     2,142,320,815         2,029,755,889
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 2,024,039,360       $ 2,142,320,815
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     3,322,069       $     1,987,561
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $4,885,331,050)...................   $6,235,357,940
    Cash.......................................           58,953
    Interest and dividends receivable..........       11,253,951
    Receivable for captial stock sold..........           94,134
                                                  --------------
      Total Assets.............................    6,246,764,978
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        6,736,764
    Payable for capital stock repurchased......        2,845,468
    Payable for investments purchased..........        1,326,576
    Accrued expenses...........................          559,649
    Distribution fee payable...................              174
    Administration fee payable.................              105
                                                  --------------
      Total Liabilities........................       11,468,736
                                                  --------------
  NET ASSETS...................................   $6,235,296,242
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,157,333
      Paid-in capital, in excess of par........    4,743,333,540
                                                  --------------
                                                   4,745,490,873
    Undistributed net investment income........        2,943,614
    Accumulated net realized gain on
      investments..............................      136,974,864
    Net unrealized appreciation on investments
      and foreign currencies...................    1,349,886,891
                                                  --------------
    Net assets, December 31, 1999..............   $6,235,296,242
                                                  ==============
  CLASS I:
    Net asset value and redemption price per
      share,
      $6,234,976,708 DIVIDED BY 215,722,265
      outstanding shares of common stock
      (authorized 295,000,000 shares)..........   $        28.90
                                                  ==============
  CLASS II:
    Net asset value and redemption price per
      share, $319,534 DIVIDED BY 11,050
      outstanding shares of common stock
      (authorized 5,000,000 shares)............   $        28.92
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $844,442 foreign
      withholding tax).........................   $   112,553,009
    Interest...................................        24,847,638
                                                  ---------------
                                                      137,400,647
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        28,188,855
    Distribution fee - Class II................               358
    Shareholders' reports......................           694,000
    Custodian's fees and expenses..............           212,000
    Accounting fees............................            92,000
    Audit fee and expenses.....................            50,000
    Legal fees and expenses....................            21,000
    Transfer agent's fees and expenses.........             9,000
    Directors' fees............................             4,000
    Miscellaneous..............................           122,035
                                                  ---------------
      Total expenses...........................        29,393,248
    Less: custodian fee credit.................           (23,473)
                                                  ---------------
      Net expenses.............................        29,369,775
                                                  ---------------
  NET INVESTMENT INCOME........................       108,030,872
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       762,125,712
      Foreign currencies.......................            (2,464)
                                                  ---------------
                                                      762,123,248
                                                  ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      (132,692,386)
      Foreign currencies.......................          (139,868)
                                                  ---------------
                                                     (132,832,254)
                                                  ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       629,290,994
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   737,321,866
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   108,030,872       $   114,479,882
    Net realized gain on investments and foreign
     currencies.............................................       762,123,248           766,481,591
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................      (132,832,254)         (344,074,909)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       737,321,866           536,886,564
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................      (105,056,328)         (115,394,083)
    Distributions from net realized capital gains...........      (737,934,646)         (684,800,016)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (842,990,974)         (800,194,099)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,685,422 and 12,676,785 shares,
     respectively]..........................................       269,993,500           418,548,498
    Capital stock issued in reinvestment of dividends and
     distributions [29,304,589 and 27,106,415 shares,
     respectively]..........................................       842,990,974           800,194,099
    Capital stock repurchased [(33,043,224) and (22,886,073)
     shares, respectively]..................................    (1,019,065,758)         (732,368,459)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        93,918,716           486,374,138
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE)
  IN NET ASSETS.............................................       (11,750,392)          223,066,603
  NET ASSETS:
    Beginning of year.......................................     6,247,046,634         6,023,980,031
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 6,235,296,242       $ 6,247,046,634
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,943,614       $       109,952
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,878,457,043)...................   $2,770,755,886
    Receivable for capital stock sold..........        3,116,216
    Interest and dividends receivable..........          689,911
                                                  --------------
      Total Assets.............................    2,774,562,013
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,521,607
    Accrued expenses...........................          189,370
    Payable for capital stock repurchased......          183,175
                                                  --------------
      Total Liabilities........................        3,894,152
                                                  --------------
  NET ASSETS...................................   $2,770,667,861
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      855,320
      Paid-in capital, in excess of par........    1,828,906,678
                                                  --------------
                                                   1,829,761,998
    Accumulated net realized gain on
      investments..............................       48,607,020
    Net unrealized appreciation on
      investments..............................      892,298,843
                                                  --------------
    Net assets, December 31, 1999..............   $2,770,667,861
                                                  ==============
    Net asset value and redemption price per
      share, 85,531,975 outstanding shares of
      common stock (authorized 110,000,000
      shares)..................................   $        32.39
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $51,404 foreign
      withholding tax).........................   $    10,620,507
    Interest...................................         4,147,465
                                                  ---------------
                                                       14,767,972
                                                  ---------------
  EXPENSES
    Investment advisory fee....................        11,126,560
    Shareholders' reports......................           323,000
    Accounting fees............................            83,000
    Custodian's fees and expenses..............            58,000
    Audit fee and expenses.....................            32,000
    Legal fees and expenses....................            10,000
    Transfer agent's fees and expenses.........             8,000
    Directors' fees............................             4,000
    Miscellaneous expenses.....................            33,257
                                                  ---------------
      Total expenses...........................        11,677,817
    Less: custodian fee credit.................           (10,502)
                                                  ---------------
      Net expenses.............................        11,667,315
                                                  ---------------
  NET INVESTMENT INCOME........................         3,100,657
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FUTURES
    Net realized gain on:
      Investments..............................       147,436,610
      Futures..................................            98,386
                                                  ---------------
                                                      147,534,996
    Net change in unrealized appreciation on
      investments..............................       574,663,580
                                                  ---------------
  NET GAIN ON INVESTMENTS......................       722,198,576
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   725,299,233
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     3,100,657       $     1,528,070
    Net realized gain on investments........................       147,534,996            24,429,896
    Net change in unrealized appreciation on investments....       574,663,580           237,742,766
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       725,299,233           263,700,732
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................        (3,100,657)           (1,629,850)
    Distributions from net realized capital gains...........      (109,146,897)          (17,069,906)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (112,247,554)          (18,699,756)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [46,076,803 and 30,113,536 shares,
     respectively]..........................................     1,238,109,549           619,908,140
    Capital stock issued in reinvestment of dividends and
     distributions [3,815,423 and 849,914 shares,
     respectively]..........................................       112,247,554            18,699,756
    Capital stock repurchased [(14,500,046) and (8,792,029)
     shares, respectively]..................................      (391,470,256)         (180,816,656)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       958,886,847           457,791,240
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,571,938,526           702,792,216
  NET ASSETS:
    Beginning of year.......................................     1,198,729,335           495,937,119
                                                               ---------------       ---------------
    End of year.............................................   $ 2,770,667,861       $ 1,198,729,335
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             20/20 FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost $58,837,582).......................   $   66,620,166
    Cash.......................................            1,334
    Receivable for capital stock sold..........          501,642
    Interest and dividends receivable..........           65,847
                                                  --------------
      Total Assets.............................       67,188,989
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........        2,025,061
    Payable to Investment advisor..............           89,263
    Payable for capital stock repurchased......               97
    Accrued expenses and other liabilities.....           26,946
                                                  --------------
      Total Liabilities........................        2,141,367
                                                  --------------
  NET ASSETS...................................   $   65,047,622
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $       54,777
      Paid-in capital, in excess of par........       56,933,913
                                                  --------------
                                                      56,988,690
    Accumulated net realized gain on
      investments..............................          276,348
    Net unrealized appreciation on
      investments..............................        7,782,584
                                                  --------------
    Net assets, December 31, 1999..............   $   65,047,622
                                                  ==============
    Net asset value and redemption price per
      share 5,477,689 outstanding shares of
      common stock (authorized 700,000,000
      shares)..................................   $        11.88
                                                  ==============

STATEMENT OF OPERATIONS
May 3, 1999(a) through December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $699 foreign withholding
      tax).....................................   $       189,197
    Interest...................................           101,885
                                                  ---------------
                                                          291,082
                                                  ---------------
  EXPENSES
    Investment advisory fee....................           151,794
    Accounting fees............................            65,000
    Shareholders' reports......................             6,000
    Directors' fees............................             2,100
    Custodian expense..........................             1,000
    Audit fees and expenses....................               700
    Transfer agent's fees and expenses.........               600
    Legal fees.................................               100
    Miscellaneous expenses.....................               465
                                                  ---------------
      Total expenses...........................           227,759
    Less: custodian fee credit.................            (3,678)
                                                  ---------------
      Net expenses.............................           224,081
                                                  ---------------
  NET INVESTMENT INCOME........................            67,001
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........           301,857
    Net unrealized appreciation on
      investments..............................         7,782,584
                                                  ---------------
  NET GAIN ON INVESTMENTS......................         8,084,441
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $     8,151,442
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                  MAY 3, 1999(A)
                                                                     THROUGH
                                                                DECEMBER 31, 1999
                                                                     ---------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................         $        67,001
    Net realized gain on investments........................                 301,857
    Net unrealized appreciation on investments..............               7,782,584
                                                                     ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....               8,151,442
                                                                     ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                 (67,001)
    Distributions from net realized capital gains...........                 (25,509)
                                                                     ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................                 (92,510)
                                                                     ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [6,498,615 shares]...................              67,624,775
    Capital stock issued in reinvestment of dividends and
     distributions [8,586 shares]...........................                  92,510
    Capital stock repurchased [(1,029,512) shares]..........             (10,728,595)
                                                                     ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................              56,988,690
                                                                     ---------------
  TOTAL INCREASE IN NET ASSETS..............................              65,047,622
  NET ASSETS:
    Beginning of period.....................................                      --
                                                                     ---------------
    End of period...........................................         $    65,047,622
                                                                     ===============
    (a) Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $408,381,016).....................   $  444,888,674
    Cash.......................................          407,528
    Receivable for capital stock sold..........          280,209
    Interest and dividends receivable..........          217,466
    Due from broker -- variation margin........          145,400
    Receivable for investments sold............           22,612
    Receivable for securities lending income...           11,340
                                                  --------------
      Total Assets.............................      445,973,229
                                                  --------------
  LIABILITIES
    Collateral for Securities on loan..........        7,616,100
    Payable to investment adviser..............          402,165
    Payable for capital stock repurchased......          347,885
    Accrued expenses...........................           65,538
    Securities lending rebate payable..........           47,852
                                                  --------------
      Total Liabilities........................        8,479,540
                                                  --------------
  NET ASSETS...................................   $  437,493,689
                                                  ==============
    Net assets were comprised of:
      Common stock, at $.01 par value..........   $      269,165
      Paid-in capital, in excess of par........      373,910,304
                                                  --------------
                                                     374,179,469
    Undistributed net investment income........        2,620,452
    Accumulated net realized gain on
      investments..............................       23,381,460
    Net unrealized appreciation on
      investments..............................       37,312,308
                                                  --------------
    Net assets, December 31, 1999..............   $  437,493,689
                                                  ==============
    Net asset value and redemption price per
      share (26,916,478 outstanding shares of
      common stock, authorized 70,000,000
      shares)..................................   $        16.25
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $1,567 foreign
      withholding tax).........................   $     3,359,816
    Interest...................................           839,685
    Interest from securities loaned, net.......            98,182
                                                  ---------------
                                                        4,297,683
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         1,504,880
    Accounting fees............................            50,000
    Shareholders' reports......................            48,000
    Audit fee and expenses.....................            15,000
    Custodian's fees and expenses..............            15,000
    Transfer agent fees and expenses...........             7,000
    Directors' fees............................             4,000
    Legal fees and expenses....................             2,000
    Miscellaneous..............................            37,508
                                                  ---------------
      Total expenses...........................         1,683,388
    Less: custodian fee credit.................            (6,157)
                                                  ---------------
      Net expenses.............................         1,677,231
                                                  ---------------
  NET INVESTMENT INCOME........................         2,620,452
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        24,523,343
      Futures..................................         1,700,340
                                                  ---------------
                                                       26,223,683
                                                  ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................        22,969,802
      Futures..................................        (1,225,300)
                                                  ---------------
                                                       21,744,502
                                                  ---------------
  NET GAIN ON INVESTMENTS......................        47,968,185
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $    50,588,637
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,620,452       $     1,764,439
    Net realized gain on investments........................        26,223,683            22,873,920
    Net change in unrealized appreciation on investments....        21,744,502           (24,817,869)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        50,588,637              (179,510)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................         --                   (1,831,259)
    Distributions from net realized capital gains...........        (6,897,212)          (21,572,922)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (6,897,212)          (23,404,181)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,615,063 and 7,528,693 shares,
     respectively]..........................................       122,618,563           113,481,559
    Capital stock issued in reinvestment of dividends and
     distributions [506,032 and 1,637,984 shares,
     respectively]..........................................         6,897,212            23,404,181
    Capital stock repurchased [(6,702,620) and (2,891,548)
     shares, respectively]..................................       (96,099,149)          (43,226,325)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        33,416,626            93,659,415
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        77,108,051            70,075,724
  NET ASSETS:
    Beginning of year.......................................       360,385,638           290,309,914
                                                               ---------------       ---------------
    End of year(a)..........................................   $   437,493,689       $   360,385,638
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,620,452       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $724,163,895).....................   $1,275,662,478
    Foreign currency, at value
      (cost: $36,813,796)......................       36,614,585
    Cash.......................................              698
    Unrealized appreciation on interest rate
      swap.....................................        1,387,252
    Dividends and interest receivable..........          756,583
    Receivable for capital stock sold..........          405,725
                                                  --------------
      Total Assets.............................    1,314,827,321
                                                  --------------
  LIABILITIES
    Payable to investment purchased............       13,386,766
    Payable for investments adviser............        2,083,472
    Payable for capital stock repurchased......          753,737
    Accrued expenses and other liabilities.....          289,258
                                                  --------------
      Total Liabilities........................       16,513,233
                                                  --------------
  NET ASSETS...................................   $1,298,314,088
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      419,131
      Paid-in capital, in excess of par........      651,981,706
                                                  --------------
                                                     652,400,837
    Distributions in excess of net investment
      income...................................          (31,563)
    Accumulated net realized gain on
      investments..............................       93,212,412
    Net unrealized appreciation on investments
      and foreign currencies...................      552,732,402
                                                  --------------
    Net assets, December 31, 1999..............   $1,298,314,088
                                                  ==============
    Net asset value and redemption price per
      share of 41,913,089 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................   $        30.98
                                                  ==============

STATEMENT OF OPERATIONS
December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $656,976 foreign
      witholding tax)..........................   $     8,629,752
    Interest...................................         1,625,766
                                                  ---------------
                                                       10,255,518
                                                  ---------------
  EXPENSES
    Investment advisory fee....................         7,287,427
    Custodian's fees and expenses..............           528,000
    Accounting fees............................           178,000
    Shareholders' reports......................            99,000
    Audit fee and expenses.....................            26,000
    Transfer agent's fees and expenses.........             8,000
    Directors' fees............................             4,000
    Miscellaneous..............................             3,240
                                                  ---------------
      Total expenses...........................         8,133,667
    Less: custodian fee credit.................            (3,727)
                                                  ---------------
      Net expenses.............................         8,129,940
                                                  ---------------
  NET INVESTMENT INCOME........................         2,125,578
                                                  ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       107,213,072
      Foreign currencies.......................        (2,319,994)
      Interest rate swaps......................           996,575
                                                  ---------------
                                                      105,889,653
                                                  ---------------
    Net change in unrealized appreciation on:
      Investments..............................       310,067,546
      Foreign currencies.......................         5,188,274
                                                  ---------------
                                                      315,255,820
                                                  ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       421,145,473
                                                  ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................   $   423,271,051
                                                  ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                     1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,125,578       $     2,043,217
    Net realized gain on investments and foreign
     currencies.............................................       105,889,653            41,097,089
    Net change in unrealized appreciation on investments and
     foreign currencies.....................................       315,255,820           121,145,340
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       423,271,051           164,285,646
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (5,559,015)
    Distributions in excess of net investment income........        (4,140,269)           (4,481,373)
    Distributions from net realized capital gains...........        (7,259,626)          (35,181,433)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (11,399,895)          (45,221,821)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,980,789 and 9,626,530 shares,
     respectively]..........................................       303,934,195           191,039,953
    Capital stock issued in reinvestment of dividends and
     distributions [520,780 and 2,231,010 shares,
     respectively]..........................................        11,399,895            45,221,821
    Capital stock repurchased [(11,503,347) and (7,562,638)
     shares, respectively]..................................      (273,433,117)         (149,184,992)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        41,900,973            87,076,782
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       453,772,129           206,140,607
  NET ASSETS:
    Beginning of year.......................................       844,541,959           638,401,352
                                                               ---------------       ---------------
    End of year.............................................   $ 1,298,314,088       $   844,541,959
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                                              PRINCIPAL
                                                             INTEREST MATURITY  AMOUNT      VALUE
                                                              RATE     DATE     (000)     (NOTE 2)
                                                             ------  -------- --------- --------------
BANK NOTES -- 16.6%
  Amex Centurion Bank ......................................   4.91% 03/08/00 $   5,000 $    5,000,000
  Amex Centurion Bank(a)....................................   5.19% 07/10/00     6,000      6,000,000
  Banc One Corp.(a).........................................   5.52% 08/17/00     3,100      3,100,000
  Banc One Corp.(a).........................................   5.52% 08/21/00    10,000     10,000,000
  Banc One Corp.(a).........................................   5.57% 10/06/00    14,000     14,003,348
  Comerica Bank N.A.(a).....................................   5.00% 09/01/00     6,000      5,997,188
  Commercial Bank of Detroit ...............................   5.00% 06/13/00    12,000     11,996,544
  FCC National Bank ........................................   5.12% 02/23/00    10,000      9,999,511
  FCC National Bank ........................................   5.14% 03/22/00     5,000      4,999,627
  First Union National Bank ................................   4.95% 03/10/00    20,000     20,000,000
  First Union National Bank(a)..............................   5.29% 07/21/00    24,000     24,000,000
  Ford Motor Credit Corp.(a)................................   5.44% 08/18/00    35,000     34,982,180
  Ford Motor Credit Corp.(a)................................   5.50% 10/02/00    28,000     27,979,453
  Forstal Fund .............................................   6.09% 02/11/00     9,000      8,937,577
  Keybank, N.A.(a)..........................................   5.04% 06/14/00     8,000      7,997,870
  Keybank, N.A.(a)..........................................   5.05% 07/17/00     4,000      4,001,598
  Keybank, N.A.(a)..........................................   5.11% 06/26/00     1,000        999,763
  U.S. Bank, N.A.(a)........................................   5.00% 06/21/00     8,000      7,997,405
  U.S. Bank, N.A.(a)........................................   5.02% 06/26/00    14,000     13,996,664
                                                                                        --------------
                                                                                           221,988,728
                                                                                        --------------
CERTIFICATE OF DEPOSIT-DOMESTIC -- 1.2%
  Morgan Guaranty Trust Co. ................................   5.70% 07/19/00    16,000     16,000,000
                                                                                        --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 13.8%
  Bank of Scotland .........................................   6.02% 02/29/00    26,000     25,998,441
  Barclays Bank PLC ........................................   5.16% 03/31/00    10,000      9,973,542
  Deutsche Bank ............................................   4.98% 02/02/00    10,000      9,999,865
  Deutsche Bank ............................................   5.01% 01/24/00     5,000      4,999,878
  Deutsche Bank ............................................   5.06% 01/18/00    10,000      9,999,746
  National Westminster .....................................   6.10% 11/27/00    50,000     49,905,505
  Rabobank Nederland .......................................   5.66% 07/13/00    34,000     33,992,760
  Royal Bank of Canada .....................................   4.99% 01/31/00    30,000     29,999,288
  UBS, A.G. ................................................   5.29% 05/19/00    10,000      9,997,803
                                                                                        --------------
                                                                                           184,866,828
                                                                                        --------------
COMMERCIAL PAPER -- 54.6%
  Abbey National Treasury Series, PLC(a)....................   5.24% 07/24/00    20,000     19,993,412
  Aon Corp. ................................................   6.10% 02/11/00    10,000      9,930,528
  Aristar, Inc. ............................................   6.13% 03/02/00    10,000      9,896,131
  Aristar, Inc. ............................................   6.15% 01/27/00     7,000      6,968,908
  Aristar, Inc. ............................................   6.25% 01/31/00     6,200      6,167,708
  Asset Securitization Co. .................................   7.00% 02/02/00       500        496,889
  Associates First Capital Corp. ...........................   5.90% 02/18/00     9,000      8,929,200
  Association Corp. of North America(a).....................   5.10% 06/29/00    50,000     49,982,787
  Barton Capital Corp. .....................................   6.20% 01/20/00    17,000     16,944,372
  Barton Capital Corp. .....................................   6.50% 01/28/00     1,600      1,592,200
  Barton Capital Corp. .....................................   6.50% 02/11/00     1,500      1,488,896
  Barton Capital Corp. .....................................   7.05% 01/14/00     4,000      3,989,817
  Blue Ridge Asset Fund. ...................................   6.95% 02/02/00       750        745,367
  Cariplo Finance, Inc. ....................................   6.00% 02/24/00    15,000     14,865,000
  Centric Capital Corp. ....................................   5.60% 01/28/00     4,000      3,983,200
  Centric Capital Corp. ....................................   6.25% 01/11/00    13,300     13,276,910
  Chrysler Financial Corp. .................................   6.38% 01/28/00     9,000      9,008,633
  Commercial Credit Co. ....................................   6.00% 04/15/00    10,000     10,020,536
  Cregem North America .....................................   5.91% 03/30/00    15,000     14,780,838
  Daimler Chrysler(a).......................................   5.06% 07/06/00    29,000     28,980,686
  Daimler Chrysler .........................................   5.76% 03/20/00    17,000     16,785,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1999

                                                                              PRINCIPAL
                                                             INTEREST MATURITY  AMOUNT      VALUE
                                                              RATE     DATE     (000)     (NOTE 2)
                                                             ------  -------- --------- --------------
COMMERCIAL PAPER (CONT'D.)
  Daimler Chrysler .........................................   6.00% 01/28/00 $   9,511 $    9,468,202
  Delaware Funding Corp. ...................................   6.30% 02/24/00     4,000      3,962,200
  Duke Capital Corp. .......................................   7.00% 01/25/00     5,000      4,976,667
  Eaton Corp. ..............................................   6.85% 01/28/00    29,650     29,497,673
  Enterprise Funding Corp. .................................   6.20% 02/11/00     4,549      4,516,879
  Enterprise Funding Corp. .................................   6.25% 02/17/00    15,782     15,653,223
  Enterprise Funding Corp. .................................   6.30% 02/10/00     4,038      4,009,734
  Enterprise Funding Corp. .................................   6.30% 02/11/00     1,386      1,376,056
  Enterprise Funding Corp. .................................   6.55% 02/03/00       917        911,494
  Enterprise Funding Corp. .................................   6.77% 01/26/00     2,242      2,231,460
  Finova Capital Corp. .....................................   6.25% 03/10/00    14,000     13,832,292
  General Electric Capital Corp. ...........................   5.97% 03/10/00    44,000     43,496,530
  General Motors Accept Corp. ..............................   5.76% 02/29/00    30,000     29,716,800
  General Motors Accept Corp. ..............................   5.77% 03/03/00    30,000     29,701,883
  General Motors Accept Corp. ..............................   5.88% 02/10/00     4,000      3,973,867
  General Motors Accept Corp. ..............................   6.20% 02/14/00       806        799,892
  GTE Funding, Inc. ........................................   6.35% 02/22/00     3,140      3,111,199
  GTE Funding, Inc. ........................................   6.45% 02/24/00     1,000        990,325
  Hartford Financial Service Group, Inc. ...................   6.60% 01/28/00     1,700      1,691,585
  ING American Insurance Holdings ..........................   5.90% 02/08/00     2,000      1,987,544
  Intrepid Funding Master ..................................   6.05% 03/20/00     3,173      3,130,874
  Intrepid Funding Master ..................................   6.10% 03/13/00       938        926,556
  Morgan (J.P.) & Co., Inc. ................................   6.10% 03/31/00     7,240      7,129,590
  Morgan (J.P.) & Co., Inc. ................................   6.20% 03/13/00     1,000        987,600
  MCI Worldcom, Inc ........................................   7.10% 01/31/00    10,000      9,940,833
  Merrill Lynch & Co., Inc .................................   5.55% 01/28/00     3,249      3,235,476
  Merrill Lynch & Co., Inc .................................   5.95% 02/29/00     5,000      4,951,243
  Morgan Stanley Dean Witter & Co. .........................   5.98% 02/25/00    21,360     21,164,853
  National Australia Fund ..................................   6.25% 02/09/00     6,600      6,555,312
  Nationwide Building Society ..............................   6.00% 02/04/00    10,000      9,943,333
  Nordbankedn N.A. .........................................   5.76% 02/24/00    17,060     16,912,602
  Old Line Funding Corp. ...................................   6.20% 01/21/00     6,941      6,917,092
  Old Line Funding Corp. ...................................   6.40% 01/25/00    12,000     11,948,800
  Paribas Finance, Inc. ....................................   6.11% 02/22/00    10,000      9,911,744
  PNC Funding Corp. ........................................   5.95% 03/13/00     1,000        988,100
  PNC Student Loan Trust ...................................   5.91% 02/22/00     5,000      4,957,317
  PNC Student Loan Trust ...................................   5.93% 02/18/00     4,000      3,968,373
  Preferred Receivables Funding Corp. ......................   5.50% 01/20/00     2,500      2,492,743
  Preferred Receivables Funding Corp. ......................   6.85% 01/27/00    12,490     12,428,209
  Strategic MM Tr 99-B(a)...................................   5.00% 03/15/00     9,000      9,000,000
  Strategic MM Tr 99-B(a)...................................   6.30% 09/13/00    27,000     27,000,000
  Toronto Dominion Holdings ................................   5.02% 02/04/00     5,000      4,999,865
  Toronto Dominion Holdings ................................   5.12% 02/18/00    10,000      9,999,557
  Triple-A One Plus Funding ................................   7.00% 01/19/00     1,778      1,771,777
  Triple-A One Plus Funding ................................   7.00% 01/20/00     2,795      2,784,674
  Variable Funding Capital(a)...............................   5.50% 03/22/00    18,400     18,400,000
  Wells Fargo & Co. ........................................   5.31% 03/31/00     5,000      4,991,934
  Wells Fargo & Co. ........................................   5.75% 03/10/00    15,000     14,834,688
  Wells Fargo & Co. ........................................   5.75% 03/14/00    40,000     39,533,611
  Wood Street Funding Corp. ................................   7.07% 01/13/00     2,000      1,995,287
                                                                                        --------------
                                                                                           728,534,686
                                                                                        --------------
MEDIUM TERM NOTE -- 0.2%
  Citicorp(a)...............................................   5.21% 08/02/00     2,000      2,000,000
                                                                                        --------------
OTHER CORPORATE OBLIGATIONS -- 13.1%
  Association Corp. of North America .......................   6.00% 06/15/00     5,000      4,998,933
  Centex Home Mortgage(a)...................................   6.61% 10/20/00     5,000      5,000,000
  Chase Manhattan Bank(a)...................................   4.83% 05/25/00    25,000     24,993,632
  Commercial Credit Co. ....................................   5.75% 07/15/00     2,000      1,997,967
  Conseco Financial, Inc.(a)................................   6.62% 01/05/01     9,000      9,000,000
  General Electric Capital Corp. ...........................   6.09% 03/07/00     1,735      1,715,629

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1999

                                                                              PRINCIPAL
                                                             INTEREST MATURITY  AMOUNT      VALUE
                                                              RATE     DATE     (000)     (NOTE 2)
                                                             ------  -------- --------- --------------
OTHER CORPORATE OBLIGATIONS (CONT'D.)
  General Electric Capital Corp.(a).........................   4.95% 05/12/00 $  20,000 $   20,000,000
  Goldman Sachs Group L.P. (a)(b)...........................   5.62% 01/18/00    30,000     30,000,000
  Restructured Asset Securities Enhanced Return(a)..........   5.46% 09/06/00    24,000     24,000,000
  Restructured Asset Securities Enhanced Return(a)..........   5.68% 01/21/00    16,000     16,000,000
  Security Life Denver(a)(b)................................   5.07% 04/12/00     2,000      2,000,000
  Short Term Restructured Asset(a)..........................   5.59% 08/18/00    12,000     12,000,000
  Travelers Group, Inc.(a)(b)...............................   5.34% 07/06/00     4,000      4,000,000
  Unifunding, Inc. .........................................   6.05% 01/25/00     5,385      5,363,280
  U.S. Bancorp(a)...........................................   5.48% 09/20/00    14,265     14,259,951
                                                                                        --------------
                                                                                           175,329,392
                                                                                        --------------
TOTAL INVESTMENTS -- 99.5%
  (amortized cost $1,328,719,634; (c)).................................................  1,328,719,634
                                                                                        --------------
ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.5%..........................................      6,754,588
                                                                                        --------------
TOTAL NET ASSETS -- 100.0%............................................................. $1,335,474,222
                                                                                        ==============

The following abbreviations are used in portfolio descriptions:
  AG       Aktiengesellschaft (German Stock Company)
  PLC      Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1999.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $36,000,000 and represents 2.7% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

     The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 was as follows:

Commercial Banks                                                 47.6%
Motor Vehicle Parts                                              14.1%
Asset Backed Securities                                          14.0%
Personal Credit                                                   6.5%
Short-Term Business Credit                                        6.0%
Security Brokers & Dealers                                        4.5%
Bank Holding Company U.S.                                         3.9%
Phone Communications                                              1.0%
Accidental/Health Insurance                                       0.7%
Life Insurance                                                    0.5%
Electrical Services                                               0.4%
Fire Insurance                                                    0.3%
                                                               ------
                                                                 99.5%
Other assets in excess of liabilities                             0.5%
                                                               ------
                                                                100.0%
                                                               ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 96.8%                                  MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS -- 96.5%                                      (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
AEROSPACE -- 3.2%
  Boeing Co. ...............................................      Aa3       8.75%     08/15/21      $    6,250 $    6,884,938
  Litton Industries, Inc. ..................................     Baa2       8.00%     10/15/09           4,220      4,202,276
  Northrop-Grumman Corp. ...................................     Baa3      7.875%     03/01/26           3,400      3,189,472
  Raytheon Co. .............................................     Baa1       5.95%     03/15/01           6,500      6,394,245
  Raytheon Co. .............................................     Baa1       6.45%     08/15/02           5,000      4,864,050
  Raytheon Co. .............................................     Baa1       6.50%     07/15/05           4,200      3,977,232
  Rockwell International Corp. .............................      A1        5.20%     01/15/98           6,500      4,151,030
  United Technologies Corp. ................................      A2        7.50%     09/15/29           6,000      5,895,000
                                                                                                               --------------
                                                                                                                   39,558,243
                                                                                                               --------------
AIRLINES -- 2.6%
  Continental Airlines, Inc. ...............................      Aa3      7.461%     04/01/15           5,205      5,012,417
  Continental Airlines, Inc. ...............................      Ba2       8.00%     12/15/05           4,785      4,376,648
  Delta Air Lines, Inc. ....................................     Baa3       7.90%     12/15/09           3,500      3,407,985
  Delta Air Lines, Inc. ....................................      Ba1      9.875%     05/15/00           6,000      6,062,280
  United Airlines, Inc. ....................................     Baa3      10.67%     05/01/04           7,000      7,665,910
  United Airlines, Inc. ....................................     Baa3      11.21%     05/01/14           5,000      6,065,550
                                                                                                               --------------
                                                                                                                   32,590,790
                                                                                                               --------------
ASSET-BACKED SECURITIES -- 2.4%
  Advanta Mortgage Loan Trust, Series 1994-3 ...............      Aaa       8.49%     01/25/26           8,134      8,209,939
  California Infrastructure PG&E, Series 1997-1 ............      NR        6.32%     09/25/05           4,000      3,955,000
  Chase Manhattan Credit Master Trust, Series 1996-3 .......      Aaa       7.04%     02/15/05           6,000      6,013,080
  Citibank Credit Card Master Trust, Series 1999-5 .........      NR        6.10%     05/15/08          12,500     11,768,250
                                                                                                               --------------
                                                                                                                   29,946,269
                                                                                                               --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co. ...........................................      A1       6.375%     02/01/29          10,000      8,395,600
  Ford Motor Co. ...........................................      A1        7.45%     07/16/31           2,300      2,212,692
  Navistar International Corp. .............................      Ba1       7.00%     02/01/03           3,500      3,351,250
  Navistar International Corp. .............................      Ba3       8.00%     02/01/08           4,500      4,275,000
                                                                                                               --------------
                                                                                                                   18,234,542
                                                                                                               --------------
AUTOMOTIVE PARTS -- 1.5%
  Cooper Tire & Rubber, Inc. ...............................      A3        7.75%     12/15/09           2,000      1,958,400
  Lear Corp. ...............................................      Ba1       7.96%     05/15/05           7,590      7,362,300
  TRW, Inc. ................................................     Baa1       6.45%     06/15/01           9,200      9,090,750
  United Rentals, Inc. .....................................      B1        8.80%     08/15/08             920        857,900
                                                                                                               --------------
                                                                                                                   19,269,350
                                                                                                               --------------
BANKS AND SAVINGS & LOANS -- 6.0%
  Banco de Commercio Exterior de Columbia, SA, M.T.N.,
    (Colombia) .............................................     Baa3      8.625%     06/02/00           2,000      1,980,000
  Barclays Bank PLC, (United Kingdom) ......................      Aa3       7.40%     12/15/09           2,000      1,965,400
  Bayerische Landesbank Girozentrale, (Germany) ............      Aaa      5.875%     12/01/08           7,800      6,994,728
  Capital One Bank .........................................     Baa3       7.08%     10/30/01           5,000      4,951,150
  Chase Manhattan Corp. ....................................      A1        7.00%     11/15/09           5,000      4,810,750
  Compass Bancshares, Inc. .................................      A1        8.10%     08/15/09           4,800      4,787,040
  Dresdner Funding Trust ...................................      Aa2      8.151%     06/30/31          13,100     12,489,540
  Hypovereinsbank ..........................................      Aa3      8.741%     06/30/31           1,500      1,498,050
  International Bank for Reconstruction & Development,
    (Supranational).........................................      Aaa     12.375%     10/15/02             750        855,772
  Kansallis-Osake Pankki, (Finland) ........................     Baa1      10.00%     05/01/02           5,000      5,279,550
  KBC Bank Funding .........................................      A1        9.86%     11/29/49           5,000      5,185,500
  Keycorp Capital, Inc. ....................................      A1        7.75%     07/15/29           2,800      2,604,000
  National Australia Bank, (Australia) .....................      A1        6.40%     12/10/07           3,700      3,687,790
  Sanwa Finance Aruba A.E.C. ...............................      A3        8.35%     07/15/09           4,640      4,675,264
  Sovereign Bancorp ........................................      Ba3      10.25%     05/15/04           1,325      1,335,467
  Sovereign Bancorp ........................................      Ba3      10.50%     11/15/06           2,295      2,340,900
  Washington Mutual, Inc. ..................................      A3        7.50%     08/15/06          10,000      9,892,500
                                                                                                               --------------
                                                                                                                   75,333,401
                                                                                                               --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.8%
  British Sky Broadcasting, Inc. ...........................     Baa2      6.875%     02/23/09           7,800      6,852,300
  Cable & Wire Communications PLC (United Kingdom) .........     Baa1       6.75%     12/01/08           1,650      1,624,029

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Cox Communications, Inc. .................................     Baa2      7.875%     08/15/09      $    2,400 $    2,432,880
  Cox Enterprises, Inc. ....................................     Baa1      6.625%     06/14/02           3,200      3,153,696
  CSC Holdings, Inc. .......................................      Ba2       7.25%     07/15/08           3,400      3,206,064
  CSC Holdings, Inc. .......................................      Ba2      7.875%     12/15/07           1,900      1,865,192
  Rogers Cablesystems, Inc., (Canada) ......................      Ba3      10.00%     03/15/05           4,000      4,280,000
  Tele-Communications, Inc. ................................      Ba1       6.34%     02/01/02           3,500      3,466,190
  Tele-Communications, Inc. ................................     Baa3     10.125%     04/15/22           6,300      7,850,934
                                                                                                               --------------
                                                                                                                   34,731,285
                                                                                                               --------------
CHEMICALS -- 0.6%
  ICI Wilmington, Inc. .....................................     Baa1       9.50%     11/15/00           3,500      3,567,655
  Lyondell Chemical ........................................      NR       9.625%     05/01/07           1,760      1,799,600
  Rohm & Haas Co. ..........................................      A3        6.95%     07/15/04           2,800      2,764,356
                                                                                                               --------------
                                                                                                                    8,131,611
                                                                                                               --------------
COMPUTERS -- 0.9%
  International Business Machine Corp. .....................      A1        5.50%     01/15/09           5,000      4,422,000
  International Business Machine Corp. .....................      A1       5.625%     04/12/04           3,000      2,834,340
  Unisys Corp. .............................................      Ba1      12.00%     04/15/03           3,220      3,429,300
                                                                                                               --------------
                                                                                                                   10,685,640
                                                                                                               --------------
CONSUMER PRODUCTS -- 0.4%
  Fortune Brands ...........................................      A2       7.125%     11/01/04           5,000      4,930,450
                                                                                                               --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.3%
  Owens-Illinois, Inc. .....................................      Ba1       7.50%     05/15/10           5,000      4,396,100
                                                                                                               --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Tyco International Ltd. ..................................     Baa1      6.875%     01/15/29           3,350      2,847,064
  Tyco International Ltd. ..................................     Baa1       7.00%     06/15/28           1,350      1,168,236
  Xerox Cap Europe PLC .....................................      A2        5.75%     05/15/02          10,000      9,655,000
                                                                                                               --------------
                                                                                                                   13,670,300
                                                                                                               --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
  Mallinckrodt, Inc. .......................................     Baa2       6.30%     03/15/01           3,500      3,421,250
                                                                                                               --------------
FINANCIAL SERVICES -- 8.4%
  Arkwright Corp. ..........................................     Baa3      9.625%     08/15/26           5,000      4,899,000
  Bombardier Capital, Inc. M.T.N. ..........................      A3        7.30%     12/15/02           5,000      4,980,000
  Calair Capital Corp. .....................................      Ba2      8.125%     04/01/08           3,000      2,640,000
  Capital One Financial Corp. ..............................      Ba1       7.25%     05/01/06           4,200      3,969,000
  Chrysler Financial Corp. .................................      A1        5.25%     10/22/01          10,400     10,114,312
  Comdisco, Inc. ...........................................     Baa1       6.32%     11/27/00          10,000      9,932,000
  Ford Motor Credit Co. ....................................      A1        5.75%     01/25/01           4,000      3,955,480
  Ford Motor Credit Co. ....................................      A1       7.375%     10/28/09           1,600      1,584,000
  Gatx Capital Corp. .......................................     Baa2       7.75%     12/01/06           5,000      4,955,350
  General Motors Acceptance Corp. ..........................      A2        5.75%     11/10/03          10,000      9,521,600
  Heller Financial, Inc. ...................................      A3        6.00%     03/19/04           2,900      2,753,637
  HVB Funding Trust ........................................      Aa3       9.00%     10/22/31           6,000      6,153,000
  International Lease Finance Corp. ........................      A1        5.90%     03/12/03          16,000     15,393,600
  MBNA Corp. ...............................................      Aaa       5.90%     08/15/11          17,900     16,226,028
  RBF Finance Co. ..........................................      Ba3     11.375%     03/15/09             450        483,750
  The CIT Group, Inc. ......................................      Aa3       5.50%     10/15/01           8,045      7,865,275
                                                                                                               --------------
                                                                                                                  105,426,032
                                                                                                               --------------
FOOD & BEVERAGE -- 0.8%
  Archer-Daniels Midland Co. ...............................      Aa3      6.625%     05/01/29           4,700      3,998,431
  Coca-Cola Bottling Co. ...................................     Baa2      6.375%     05/01/09           2,200      1,981,760
  Coca-Cola Enterprises, Inc. ..............................      A2       7.125%     09/30/09           3,300      3,237,300
  Embotelladora Andina S.A., (Chile) .......................     Baa1      7.875%     10/01/97           1,250        961,131
                                                                                                               --------------
                                                                                                                   10,178,622
                                                                                                               --------------
FOREST PRODUCTS -- 1.8%
  Abitibi-Consolidated, Inc. ...............................     Baa3       8.50%     08/01/29           2,250      2,168,977
  Fort James Corp. .........................................     Baa3      6.234%     03/15/11           5,000      4,948,200
  Georgia-Pacific Corp. ....................................     Baa2       7.75%     11/15/29             895        852,881

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
FOREST PRODUCTS (CONT'D.)
  Scotia Pacific Co. .......................................      NR        7.71%     01/20/14      $   12,200 $    9,150,000
  Westvaco Corp. ...........................................      A1        9.75%     06/15/20           5,000      5,855,500
                                                                                                               --------------
                                                                                                                   22,975,558
                                                                                                               --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ............................      Ba2       6.91%     06/15/05           2,435      2,228,025
  Tenet Healthcare Corp. ...................................      Ba1      7.875%     01/15/03           1,825      1,770,250
                                                                                                               --------------
                                                                                                                    3,998,275
                                                                                                               --------------
INDUSTRIAL -- 0.2%
  Compania Sud Americana de Vapores, SA, (Chile) ...........      Baa      7.375%     12/08/03           2,000      1,905,140
                                                                                                               --------------
INSURANCE -- 2.3%
  Allstate Corp. ...........................................      A1        7.20%     12/01/09             900        874,971
  Conseco, Inc. ............................................      Ba1       8.50%     10/15/02           6,875      6,963,000
  Conseco, Inc. ............................................      Ba2      8.796%     04/01/27          10,100      9,167,669
  Nationwide CSN Trust .....................................      Aa3      9.875%     02/15/25           5,000      5,094,650
  Reliastar Financial Corp. ................................      A3       6.625%     09/15/03           5,000      4,855,000
  Royal & Sun Alliance Insurance Group PLC .................      A1        8.95%     10/15/29           2,300      2,349,680
                                                                                                               --------------
                                                                                                                   29,304,970
                                                                                                               --------------
INVESTMENT BANKERS -- 5.3%
  Bear Stearns & Co. .......................................      A2       7.625%     12/07/09           4,675      4,590,476
  Goldman Sachs Group, Inc. ................................      A1        5.56%     01/11/01           4,750      4,693,760
  Lehman Brothers Holdings, Inc. ...........................     Baa1      6.375%     03/15/01           1,150      1,140,282
  Lehman Brothers Holdings, Inc. ...........................     Baa1      6.625%     04/01/04          13,245     12,821,690
  Lehman Brothers Holdings, Inc. ...........................     Baa1      6.625%     02/05/06           4,585      4,331,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ..............      Aa3      5.665%     06/24/03          15,000     14,955,000
  Morgan Stanley Dean Witter & Co. M.T.N. ..................      Aa3      5.625%     04/12/02           5,450      5,276,690
  Morgan Stanley Dean Witter & Co. .........................      Aa3      7.125%     01/15/03           2,830      2,827,764
  PaineWebber Group, Inc. ..................................     Baa1       6.45%     12/01/03           5,000      4,807,400
  Salomon, Inc., M.T.N. ....................................      Aa3       6.59%     02/21/01           3,500      3,485,790
  Salomon, Inc. ............................................      Aa3       6.65%     07/15/01           7,000      6,961,360
  Salomon, Inc., M.T.N. ....................................      Aa3       7.25%     05/01/01           1,100      1,103,487
                                                                                                               --------------
                                                                                                                   66,995,424
                                                                                                               --------------
LEISURE -- 2.2%
  Harrahs Operating Co., Inc. ..............................      Ba2      7.875%     12/15/05             290        282,750
  HMH Properties ...........................................      Ba2      7.875%     08/01/05           1,970      1,817,325
  ITT Corp. ................................................     Baa2       6.25%     11/15/00           4,250      4,167,252
  ITT Corp. ................................................     Baa2       6.75%     11/15/03           7,000      6,511,610
  Marriott International ...................................     Baa1      7.875%     09/15/09             325        319,885
  Park Place Entertainment .................................      Ba2      7.875%     12/15/05           2,265      2,163,075
  Royal Caribbean Cruises Ltd. .............................     Baa3       7.00%     10/15/07           8,000      7,527,200
  Royal Caribbean Cruises Ltd. .............................     Baa3       7.25%     08/15/06           5,000      4,820,450
                                                                                                               --------------
                                                                                                                   27,609,547
                                                                                                               --------------
MEDIA -- 4.9%
  Liberty Media Group ......................................     Baa3      7.875%     07/15/09           1,600      1,593,760
  Liberty Media Group ......................................     Baa3       8.50%     07/15/29           2,800      2,898,000
  News America Holding, Inc. ...............................     Baa3      6.703%     05/21/04          22,000     21,011,540
  Paramount Communications, Inc. ...........................      Ba2       7.50%     01/15/02           5,000      5,010,850
  Seagram (J.) & Sons ......................................     Baa3       5.79%     04/15/01          11,500     11,249,300
  Turner Broadcasting System, Inc. .........................      Ba1       7.40%     02/01/04          13,500     13,409,010
  United News & Media PLC ..................................     Baa2       7.25%     07/01/04           2,000      1,920,800
  United News & Media PLC ..................................     Baa2       7.75%     07/01/09           1,000        961,880
  World Color Press, Inc. ..................................      B1        7.75%     02/15/09           2,075      1,981,625
  World Color Press, Inc. ..................................      B1       8.375%     11/15/08           1,000        977,500
                                                                                                               --------------
                                                                                                                   61,014,265
                                                                                                               --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. .......................................     Baa1      7.375%     10/01/09             600        585,546
  Amerada Hess Corp. .......................................     Baa1      7.875%     10/01/29           1,600      1,560,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
OIL & GAS (CONT'D.)
  Atlantic Richfield Co. ...................................      A2        5.55%     04/15/03      $    3,700 $    3,547,116
  Atlantic Richfield Co. ...................................      A2        5.90%     04/15/09           6,770      6,143,030
  B.J. Services Co. ........................................      Ba1       7.00%     02/01/06           5,000      4,731,700
  EOTT Energy Partners, L.P. ...............................      Ba2      11.00%     10/01/09           1,960      2,038,400
  K N Energy, Inc., ........................................     Baa2       6.30%     03/01/21          15,000     14,844,000
                                                                                                               --------------
                                                                                                                   33,450,272
                                                                                                               --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.4%
  Parker & Parsley Petroleum Co. ...........................      Ba2      8.875%     04/15/05           1,505      1,497,159
  Seagull Energy Corp. .....................................      Ba1      7.875%     08/01/03           1,830      1,788,825
  Union Pacific Resources ..................................     Baa3       7.95%     04/15/29           2,100      2,038,491
                                                                                                               --------------
                                                                                                                    5,324,475
                                                                                                               --------------
RAILROADS -- 1.2%
  Burlington Northern Santa Fe Corp. .......................     Baa2       6.05%     03/15/01           8,000      7,906,160
  Norfolk Southern Corp. ...................................     Baa1      6.875%     05/01/01           4,500      4,488,570
  Norfolk Southern Corp. ...................................     Baa1       6.95%     05/01/02           1,650      1,642,872
  Union Pacific Corp. ......................................     Baa3      7.375%     09/15/09           1,700      1,663,637
                                                                                                               --------------
                                                                                                                   15,701,239
                                                                                                               --------------
REAL ESTATE INVESTMENT TRUST -- 2.4%
  Camden Property Trust ....................................     Baa2       7.23%     10/30/00           5,000      4,981,500
  Equity Residential Properties Trust ......................      A3        6.15%     09/15/00          15,000     14,877,000
  ERP Operating, L.P. ......................................      A3        6.63%     04/13/05           3,900      3,654,846
  ERP Operating, L.P. ......................................      A3        7.10%     06/23/04           1,500      1,465,695
  HRPT Properties Trust ....................................     Baa2      7.426%     07/09/00           5,000      4,971,000
                                                                                                               --------------
                                                                                                                   29,950,041
                                                                                                               --------------
RETAIL -- 3.9%
  Dayton-Hudson Corp. ......................................      A3        6.40%     02/15/03           8,250      8,072,790
  Federated Department Stores, Inc. ........................      Ba1      8.125%     10/15/02           5,250      5,334,315
  Federated Department Stores, Inc. ........................      Ba1       8.50%     06/15/03          10,200     10,482,438
  Kmart Corp. ..............................................      Ba2       9.78%     01/05/20           3,850      3,951,063
  Kroger Co., (The) ........................................     Baa3       6.34%     06/01/01           6,500      6,426,875
  Kroger Co., (The) ........................................     Baa3      6.375%     03/01/08           6,600      6,009,960
  Kroger Co., (The) ........................................     Baa3       7.25%     06/01/09           3,800      3,648,000
  Kroger Co., (The) ........................................     Baa3       7.70%     06/01/29             960        907,200
  Saks, Inc. ...............................................     Baa3       8.25%     11/15/08           3,625      3,526,763
                                                                                                               --------------
                                                                                                                   48,359,404
                                                                                                               --------------
TELECOMMUNICATIONS -- 7.6%
  AT&T Canada, Inc., (Canada) ..............................     Baa3       7.65%     09/15/06           1,600      1,592,016
  Electric Lightwave, Inc. .................................      A2        6.05%     05/15/04           3,300      3,114,672
  Global Crossing Holdings, Ltd. ...........................      Ba2      9.125%     11/15/06           4,400      4,350,500
  GTE Corp. ................................................     Baa1      9.375%     12/01/00           6,250      6,400,438
  LCI International, Inc. ..................................      Ba1       7.25%     06/15/07          10,125      9,734,884
  Lucent Technologies, Inc. ................................      A2        6.45%     03/15/29           9,500      8,269,655
  Qwest Communications International, Inc. .................      Ba1       7.50%     11/01/08           4,000      3,910,000
  Rogers Cantel, Inc. ......................................      Ba3      9.375%     06/01/08           2,350      2,444,000
  Sprint Corp. .............................................     Baa1       5.70%     11/15/03          17,000     16,130,450
  Sprint Corp. .............................................     Baa1      6.875%     11/15/28           2,500      2,221,775
  Telecom De Puerto Rico ...................................     Baa2       6.65%     05/15/06           6,800      6,451,772
  Telecom De Puerto Rico ...................................     Baa2       6.80%     05/15/09           5,700      5,198,001
  US West, Inc. ............................................     Baa1      6.875%     08/15/01           5,000      4,979,000
  Williams Communications Group, Inc. ......................      B2       10.70%     10/01/07           2,000      2,100,000
  Williams Communications Group, Inc. ......................      B2      10.875%     10/01/09             680        711,450
  Worldcom, Inc. ...........................................     Baa2      6.125%     08/15/01           8,300      8,210,277
  Worldcom, Inc. ...........................................     Baa2       6.95%     08/15/28           9,900      8,988,804
                                                                                                               --------------
                                                                                                                   94,807,694
                                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)      (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
UTILITIES -- 10.8%
  AES Corp. ................................................      Ba1       9.50%     06/01/09      $    4,905 $    5,003,100
  Arkla, Inc., M.T.N. ......................................      Ba2       9.32%     12/18/00           2,000      2,040,320
  Calenergy Co., Inc. ......................................      Ba1       6.96%     09/15/03           8,000      7,819,200
  Calenergy Co., Inc. ......................................      Ba1       7.23%     09/15/05           5,000      4,872,150
  Calpine Corp. ............................................      Ba1      10.50%     05/15/06           4,060      4,263,000
  CMS Energy Corp. .........................................      Ba3       6.75%     01/15/04           4,500      4,218,750
  CMS Energy Corp. .........................................      Ba3       8.00%     07/01/01           4,500      4,457,700
  Cogentrix Energy, Inc. ...................................      Ba1       8.75%     10/15/08          10,000      9,700,000
  Commonwealth Edison Co. ..................................     Baa3      7.625%     01/15/07           7,525      7,478,044
  Connecticut Light & Power Company ........................      Ba2       7.75%     06/01/02           5,685      5,754,698
  Edison Mission Energy ....................................      A3        7.73%     06/15/09           3,200      3,187,104
  El Paso Electric Company .................................      Ba2       7.75%     05/01/01           5,850      5,876,384
  El Paso Electric Company .................................      Ba3       9.40%     05/01/11           4,000      4,275,040
  El Paso Energy Corp. .....................................     Baa2      6.625%     07/15/01           3,800      3,769,866
  Hydro-Quebec .............................................      A2        7.50%     04/01/16           1,850      1,809,504
  Illinois Power Co. .......................................      Aaa       5.38%     06/25/07          15,000     14,015,550
  Niagara Mohawk Power .....................................      Ba3      6.875%     04/01/03           4,000      3,971,960
  Niagara Mohawk Power .....................................      Ba2      7.375%     08/01/03           8,000      8,000,800
  Niagara Mohawk Power .....................................     Baa2       8.00%     06/01/04           5,000      5,097,550
  Osprey Trust .............................................     Baa3       8.31%     01/15/03          12,000     11,937,000
  PSEG Energy Holdings, Inc. ...............................      Ba1      10.00%     10/01/09           2,230      2,202,125
  Sonat, Inc. ..............................................     Baa1      7.625%     07/15/11           5,100      5,002,845
  Texas Utilities ..........................................     Baa3       5.94%     10/15/01          10,000      9,830,200
  Utilicorp United, Inc. ...................................     Baa3       7.00%     07/15/04           1,280      1,236,147
                                                                                                               --------------
                                                                                                                  135,819,037
                                                                                                               --------------
WASTE MANAGEMENT -- 0.6%
  Allied Waste Industries, Inc. ............................      Ba2      7.625%     01/01/06           1,575      1,417,500
  USA Waste Service ........................................     Baa3      6.125%     07/15/01           7,000      6,662,250
                                                                                                               --------------
                                                                                                                    8,079,750
                                                                                                               --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.1%
  Resolution Funding Corp. .................................                Zero      10/15/15          17,100      5,693,958
  Resolution Funding Corp. .................................               8.125%     10/15/19             700        776,559
  Resolution Funding Corp. .................................               8.625%     01/15/21             200        233,500
  United States Treasury Bond ..............................                5.25%     02/15/29           1,000        826,870
  United States Treasury Bond(b)............................               8.125%     08/15/21          66,700     76,496,229
  United States Treasury Note ..............................                Zero      05/15/20          36,500      9,177,925
  United States Treasury Note ..............................                5.50%     01/31/03           2,500      2,442,575
  United States Treasury Note ..............................                6.00%     08/15/09          12,187     11,806,156
  United States Treasury Note ..............................                6.50% 05/15/05-10/15/06      9,965      9,952,734
  United States Treasury Note ..............................                6.75%     08/15/26           9,800      9,845,962
                                                                                                               --------------
                                                                                                                  127,252,468
                                                                                                               --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association ....................                6.50%     01/01/15          20,000     19,400,000
  Federal National Mortgage Association ....................                9.00% 10/01/16-09/01/21        267        275,901
  Government National Mortgage Association .................                7.50% 5/20/02-02/15/26       5,254      5,203,313
                                                                                                               --------------
                                                                                                                   24,879,214
                                                                                                               --------------
FOREIGN GOVERNMENT BONDS -- 5.0%
  Junta De Andaluci, (Spain) ...............................      Aa3       7.25%     10/01/29             540        514,728
  Province of Saskatchewan, (Canada) .......................      A2       9.125%     02/15/21           3,000      3,456,720

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1999

                                                                MOODY'S                             PRINCIPAL
                                                                RATING    INTEREST     MATURITY       AMOUNT       VALUE
LONG-TERM BONDS (CONTINUED)                                   (UNAUDITED)  RATE         DATE          (000)       (NOTE 2)
                                                              ----------- ------  ----------------- ---------- --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
  Quebec Province, (Canada) ................................      A1        7.50%     07/15/23      $    6,825 $    6,654,716
  Quebec Province, (Canada) ................................      NR        7.50%     09/15/29           2,500      2,459,000
  Republic Of Argentina, (Argentina) .......................      BBB       Zero      10/15/01           5,000      4,187,500
  Republic Of Columbia, (Columbia) .........................     Baa3       9.75%     04/23/09           2,700      2,504,250
  Republic of Mexico, (Mexico) .............................      Ba2      6.836%     12/31/19           5,900      5,538,625
  Republic of Mexico, (Mexico) .............................      Ba2      6.933%     12/31/19           2,100      1,971,375
  Republic of Mexico, (Mexico) .............................      Ba2      6.943%     12/31/19           4,200      3,942,750
  Republic of Panama, (Panama) .............................      Ba1       4.25%     07/17/14           6,600      5,181,000
  Republic of Panama, (Panama) .............................      NR       7.875%     02/13/02           8,000      7,720,000
  Republic Of Philippines, (Philippines) ...................      Ba1      8.875%     04/15/08           3,200      3,120,000
  Republic of Poland, (Poland) .............................     Baa3       4.00%     10/27/24           7,500      4,950,000
  United Mexican States, (Mexico) ..........................      NR      10.375%     02/17/09           9,500     10,070,000
                                                                                                               --------------
                                                                                                                   62,270,664
                                                                                                               --------------
TOTAL LONG-TERM BONDS
  (cost $1,253,556,114).......................................................................................  1,210,201,322
                                                                                                               --------------
                                                                                                      SHARES
                                                                                                    ----------
PREFERRED STOCK -- 0.3%
  Centaur Funding (cost $4,323,180) ...............................................................     27,000      3,922,074
                                                                                                               --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,257,879,294).......................................................................................  1,214,123,396
                                                                                                               --------------
SHORT-TERM INVESTMENTS -- 3.1%
WARRANT -- 0.0% (a)                                                                                   UNITS
                                                                                                    ----------
  Mexico Vrr Debenture, expiring 06/30/03
    (cost $0) ..................................................................................... 18,766,000              2
                                                                                                               --------------
                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
                                                                                                      (000)
                                                                                                    ----------
REPURCHASE AGREEMENT -- 3.1%
  Joint Repurchase Agreement Account (Note 5)............................  2.875%     01/03/00      $   39,380     39,380,000
                                                                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $39,380,000)..........................................................................................     39,380,002
                                                                                                               --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,297,259,294; Note 6)...............................................................................  1,253,503,398
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (c).............................................................        (75,125)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.................................................................        403,677
                                                                                                               --------------
NET ASSETS -- 100.0%.......................................................................................... $1,253,831,950
                                                                                                               ==============

The following abbreviations are used in portfolio descriptions:
  L.P.     Limited Partnership
  M.T.N.   Medium Term Note
  PLC      Public Limited Company (British Corporation)
  SA       Sociedad Anonime (Spanish Corporation) or Societe Anonyme
           (French Corp.)
  NR       Note Rated by Moody's or Standard & Poors

(a)  Such represents less than 0.05%.

(b) Security, or a portion thereof, segregated as collateral for futures contracts.

(c) Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                                   EXPIRATION   VALUE AT          VALUE AT        APPRECIATION/
CONTRACTS                     TYPE             DATE     TRADE DATE    DECEMBER 31, 1999    DEPRECIATION
Long Position:
186                    U.S. Treasury Bond    Mar 00     $17,565,375       $16,914,375        $(651,000)
Short Position:
44                     U.S. Treasury Notes   Mar 00       4,321,969         4,217,813          104,156
                                                                                             ---------
                                                                                             $(546,844)
                                                                                             =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 92.7%                                  MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS -- 83.0%                                      (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
AEROSPACE -- 0.5%
  BE Aerospace, Inc., Sr. Sub. Notes, AB ...................      B1        9.50%  11/01/08  $   1,000 $      935,000
  Compass Aerospace Corp., Sr. Sub. Notes ..................     Caa1     10.125%  04/15/05        750        412,500
  Stellex Industries, Inc., Sr. Sub. Notes .................      B3        9.50%  11/01/07      4,000      2,860,000
                                                                                                       --------------
                                                                                                            4,207,500
                                                                                                       --------------
AUTOMOTIVE PARTS -- 1.9%
  AM General Corp., Sr. Notes ..............................      B3      12.875%  05/01/02      3,375      3,003,750
  Collins & Aikman Products, Gtd. Notes ....................      B2       11.50%  04/15/06        470        464,125
  Hayes Lemmerz International, Inc., Notes .................      B2        8.25%  12/15/08        800        736,000
  Hayes Wheels Int'l, Inc., Sr. Sub. Notes .................      B2       9.125%  07/15/07      1,000        965,624
  JPS Automotive Products Corp., L.P., Sr. Notes ...........      B2      11.125%  06/15/01      4,000      3,980,000
  Paragon Corp. Holdings, Sr. Notes ........................      B3       9.625%  04/01/08      2,000        600,000
  Standyne Automotive Corp., Sr. Sub. Notes ................      Caa      10.25%  12/15/07      3,000      2,430,000
  United Rentals, Inc., Gtd. Notes .........................      B1        8.80%  08/15/08      1,370      1,277,525
  Venture Holdings, Sr. Notes ..............................      NR        9.50%  07/01/05      2,270      2,065,700
                                                                                                       --------------
                                                                                                           15,522,724
                                                                                                       --------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes .............................      Ba3      6.625%  03/15/01        795        769,162
  Sovereign Bancorp, Sr. Notes .............................      Ba3      10.50%  11/15/06      2,500      2,550,000
                                                                                                       --------------
                                                                                                            3,319,162
                                                                                                       --------------
BROADCASTING & OTHER MEDIA -- 4.5%
  Ackerley Group, Sr. Sub. Notes ...........................      B2        9.00%  01/15/09      6,000      5,880,000
  American Lawyer Media Holdings, Inc., Sr. Disc Notes,
    Zero Coupon (until 12/15/02)............................      B3       12.25%  12/15/08      3,000      2,077,500
  Capstar Broadcasting Partners, Inc., Sr. Sub. Notes ......      B2        9.25%  07/01/07        875        890,313
  Chancellor Media Corp., Sr. Sub. Notes ...................      B1        9.00%  10/01/08      2,025      2,106,000
  Globo Communicacoes, Sr. Notes (Brazil) ..................      B2       10.50%  12/20/06      1,300      1,079,000
  Grupo Televisa SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) (Mexico)...............................      Ba2      13.25%  05/15/08      1,175      1,072,188
  Imax Corp., Sr. Notes ....................................      Ba2      7.875%  12/01/05        500        470,000
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)..................................     Caa1     11.625%  02/01/09        240        120,000
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)........................................      B3       10.00%  03/01/08        500        337,500
  Mail-Well Corp., Sr. Sub. Notes ..........................      B1        8.75%  12/15/08      4,750      4,512,500
  Radio Unica, Sr. Disc. Notes, Zero Coupon
    (until 08/01/02)........................................      NR       11.75%  08/01/06      2,750      1,794,375
  SFX Entertainment, Sr. Sub. Notes ........................      B3       9.125%  12/01/08   4,000(e)      3,820,000
  Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero
    Coupon (until 04/15/04).................................      NR       11.25%  04/15/09        900        477,000
  Susquehanna Media Co., Sr. Sub. Notes ....................      B1        8.50%  05/15/09      1,800      1,750,500
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02), PIK............................      B3      11.875%  11/15/08      3,650      2,628,000
  TV Azteca SA de CV, Sr. Notes (Mexico) ...................      NR       10.50%  02/15/07      2,850      2,465,250
  TVN Enterainment Corp., Sr. Notes ........................      NR       14.00%  08/01/08      3,750      1,312,500
  World Color Press, Sr. Sub. Notes ........................      B1        7.75%  02/15/09      2,375      2,268,125
  World Color Press, Sr. Sub. Notes ........................      B1       8.375%  11/15/08        875        855,313
                                                                                                       --------------
                                                                                                           35,916,064
                                                                                                       --------------
BUILDING & RELATED INDUSTRIES -- 1.8%
  Ainsworth Lumber Co., Ltd., Bonds, PIK ...................      B3       12.50%  07/15/07      4,625      5,110,625
  Engle Homes, Inc., Sr. Notes .............................      B1        9.25%  02/01/08      2,300      2,058,500
  Formica Corp., Sr. Sub. Notes ............................      B3      10.875%  03/01/09      4,250      3,888,750
  New Millenium Homes, Sr. Notes ...........................      NR       14.00%  09/03/04      3,000
                                                                                                            2,610,000
  Standard Pacific Corp., Sr. Notes ........................      Ba2       8.50%  04/01/09        590        551,650
  Webb (Del E.), Sr. Sub. Deb. .............................      B2       9.375%  05/01/09        425        388,875
                                                                                                       --------------
                                                                                                           14,608,400
                                                                                                       --------------
CABLE -- 7.2%
  Adelphia Communications, Co., Sr. Notes, PIK .............      B3        9.50%  02/15/04         43         43,206
  Adelphia Communications, Corp., Sr. Notes ................      B2       10.50%  07/15/04        500        521,250
  Avalon Cable Holding, Sr. Disc. Notes, Zero Coupon
    (until 12/01/03)........................................      Caa     11.875%  12/01/08      6,000      3,915,000
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)........................................      Caa      15.00%  12/01/07      4,245      2,207,400
  Charter Communications Holdings LLC, Sr. Disc. Notes .....      B2       8.625%  04/01/09      2,000      1,865,000
  Charter Communications Holdings LLC, Sr. Disc. Notes,
    Zero Coupon (until 04/01/04)............................      B2        9.92%  04/01/11      4,855      2,888,725
  Classic Cable, Inc., Gtd. Notes ..........................      B3       9.375%  08/01/09      1,095      1,056,675

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Diamond Cable Communications, Sr. Disc. Notes, Zero
    Coupon (until 2/15/02) (United Kingdom).................      NR       10.75%  02/15/07  $   4,000 $    3,190,000
  Falcon Holding Group, Sr. Disc. Deb., Zero Coupon
    (until 04/15/03)........................................      B2       9.285%  04/15/10      3,500      2,625,000
  International Cabletel, Inc., Sr. Disc. Notes, Zero
    Coupon (until 04/15/00).................................      B3       12.75%  04/15/05      6,100      6,100,000
  Mediacom LLC, Sr. Notes ..................................      Ba2      7.875%  02/15/11      2,000      1,760,000
  Multicanal SA, Bonds .....................................      Ba3     13.125%  04/15/09   2,400(e)      2,364,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 04/01/03) .......      B3        9.75%  04/01/08      2,000      1,380,000
  NTL, Inc., Sr. Notes, Zero Coupon (until 10/01/03) .......      B3      12.375%  10/01/08      1,750      1,233,750
  Rogers Cablesystems Ltd., Gtd. Notes .....................      B2       11.00%  12/01/15        235        266,137
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes (Canada) .....      Ba3      10.00%  03/15/05      1,000      1,070,000
  Scott Cable Communications, Jr. Sub., PIK ................      NR       16.00%  07/18/02        108         27,000
  Star Choice Communications, Inc., Sr. Notes, (Canada) ....      NR       13.00%  12/15/05      3,000      3,052,500
  Telewest Communications PLC, Sr. Disc. Deb., Zero
    Coupon (until 04/15/04) (United Kingdom)................      B1        9.25%  04/15/09      1,600      1,016,000
  Telewest Communications PLC, Sr. Disc. Deb., Zero
    Coupon (until 10/01/00) (United Kingdom)................      B1       11.00%  10/01/07      2,850      2,657,625
  Time Warner Telecommunications LLC, Sr. Notes ............      B2        9.75%  07/15/08      2,450      2,511,250
  United International Holdings, Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................      B3       10.75%  02/15/08      9,750      6,240,000
  United Pan-Europe Communication, Sr. Disc. Notes .........      B2      10.875%  08/01/09     13,620      9,551,550
                                                                                                       --------------
                                                                                                           57,542,068
                                                                                                       --------------
CHEMICALS -- 2.3%
  Georgia Gulf Corp., Sr. Sub. Notes .......................      B1      10.375%  11/01/07        235        245,281
  GNI Group, Inc., Sr. Notes(b) (cost $4,000,000;
    purchased 07/23/98).....................................      B2      10.875%  07/15/05      4,000      1,720,000
  Huntsman ICI Chemical, Sr. Sub. Notes ....................      B2      10.125%  07/01/09      3,500      3,587,500
  Lyondell Chemical Co., Sr. Sub. Notes ....................      Ba3     10.875%  05/01/09      7,250      7,503,750
  Sterling Chemical Holdings, Inc., Sr. Sub. Notes .........      B3       13.50%  08/15/06      1,575      1,181,250
  Sterling Chemical Holdings, Inc., Sr. Sub. Notes .........      B3      12.375%  07/15/06        690        710,700
  ZSC Specialty Chemical PLC, Sr. Notes ....................      B2       11.00%  07/01/09      3,180      3,291,300
                                                                                                       --------------
                                                                                                           18,239,781
                                                                                                       --------------
CONSUMER PRODUCTS -- 2.9%
  Coinstar, Inc., Sr. Disc. Notes ..........................      NR       13.00%  10/01/06      3,275      3,373,250
  Consumers International, Inc., Sr. Notes .................      Ba3      10.25%  04/01/05      3,125      2,500,000
  Corning Consumer Products, Sr. Sub. Notes ................      B3       9.625%  05/01/08      4,250      3,336,250
  Electronic Retailing Systems, Sr. Disc. Notes, Zero
    Coupon (until 02/01/00).................................      NR       13.25%  02/01/04      2,000        440,000
  Hedstrom Corp., Sr. Sub. Notes ...........................      NR       10.00%  06/01/07        900         54,000
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero Coupon
    (until 06/01/02) .......................................      NR       12.00%  06/01/09        400          4,000
  Interact Systems, Inc., Sr. Disc. Notes, PIK .............      NR       14.00%  08/01/03      2,200      1,188,393
  La Petite Holdings, Sr. Notes ............................      B3       10.00%  05/15/08      1,250        918,750
  Packaging Resources Group, Sr. Notes, PIK ................      NR       13.00%  06/30/03      2,251      1,958,644
  Radnor Holdings, Inc., Sr. Notes .........................      B2       10.00%  12/01/03      1,750      1,750,000
  Revlon Consumer Products Corp., Sr. Notes, PIK ...........      B2        9.00%  11/01/06      2,250      1,710,000
  Sealy Mattress Co., Sr. Sub. Disc. Notes, Zero
    Coupon (until 12/15/02).................................      B3      10.875%  12/15/07        470        329,000
  Waste Systems International, Sr. Sub. Notes ..............      B2       11.50%  01/15/06      4,000      3,875,000
  Windmere-Durable Holdings, Inc., Sr. Notes ...............      B3       10.00%  07/31/08      2,000      1,950,000
                                                                                                       --------------
                                                                                                           23,387,287
                                                                                                       --------------
CONTAINERS -- 0.1%
  Ball Corp., Sr. Sub. Notes ...............................      B1        8.25%  08/01/08        500        480,000
  Owens-Illinois, Inc., Deb. Notes .........................      Ba1       7.50%  05/15/10        340        298,935
                                                                                                       --------------
                                                                                                              778,935
                                                                                                       --------------
DIVERSIFIED INDUSTRIES -- 0.4%
  Gentek, Inc., Gtd. Notes .................................      B2       11.00%  08/01/09      1,620      1,684,800
  SCG Holding & Semiconductor Co., Sr. Sub. Notes ..........      B2       12.00%  08/01/09      1,750      1,859,375
                                                                                                       --------------
                                                                                                            3,544,175
                                                                                                       --------------
DRUGS & HEALTHCARE -- 2.4%
  Columbia/HCA Healthcare Corp., Notes .....................      Ba2       7.50% 11/15/2095       570        473,100
  Concetra Operating Corp., Sr. Sub. Notes .................      B3       13.00%  08/15/09      1,935      1,760,850
  Dade International, Inc., Sr. Sub Notes ..................      B3      11.125%  05/01/06      5,050      4,949,000
  Genesis Health Ventures, Sr. Sub. Notes ..................     Caa1      9.875%  01/15/09      1,750        735,000
  Harborside Healthcare Corp., Sr. Sub. Disc. Notes,
    Zero Coupon (until 08/01/03)............................      B3       11.00%  08/01/08      2,500        800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Healthsouth Corp. Sr. Notes ..............................     Baa3      6.875%  06/15/05  $   1,405 $    1,216,449
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes ................      Ba3       8.75%  11/15/08      3,250      3,103,750
  Integrated Health Services, Inc., Sr. Sub. Notes(d).......       C        9.25%  01/15/08      3,250        268,125
  Magellan Health Services, Sr. Sub. Notes .................     Caa1       9.00%  02/15/08      7,000      5,670,000
  Mariner Post Acute Network, Inc., Sr. Sub. Disc. Notes,
    Zero Coupon (until 11/01/02)............................      B3       10.50%  11/01/07      5,520         27,600
                                                                                                       --------------
                                                                                                           19,003,874
                                                                                                       --------------
DRUGS & MEDICAL SUPPLIES -- 1.0%
  Lifepoint Hospitals Holdings, Sr. Sub. Notes .............      B3       10.75%  05/15/09        675        702,000
  Team Health, Inc., Sr. Sub. Notes ........................      B3       12.00%  03/15/09   3,250(e)      3,168,750
  Triad Hospitals Holding, Sr. Sub. Notes ..................      B3       11.00%  05/15/09      4,285      4,456,400
                                                                                                       --------------
                                                                                                            8,327,150
                                                                                                       --------------
ENERGY -- 4.3%
  Anker Coal Group, Inc., Sr. Notes(b) PIK
    (cost $2,491,676; purchased 10/01/99)...................      B3       14.25%  09/01/07      2,400      1,752,000
  Applied Power, Inc., Sr. Sub. Notes ......................      B1        8.75%  04/01/09      1,450      1,417,375
  Chesapeake Energy Corp., Sr. Notes .......................      B1       9.625%  05/01/05      3,200      3,024,000
  Clark USA, Inc., Sr. Notes ...............................      B3      10.875%  12/01/05      1,250        562,500
  CMS Energy Corp., Sr. Notes ..............................      Ba3       7.50%  01/15/09      1,125      1,035,000
  Gothic Production Corp., Sr. Notes .......................      B3      11.125%  05/01/05        550        462,000
  Great Lakes Carbon Corp., Sr. Sub. Notes PIK .............      B3       10.25%  05/15/08      2,000      1,900,000
  Grey Wolf, Sr. Notes .....................................      B1       8.875%  07/01/07      2,295      2,122,875
  Nuevo Energy Co., Sr. Sub. Notes .........................      B1        9.50%  06/01/08        625        625,000
  P & L Coal Holdings, Sr. Notes ...........................      Ba3      8.875%  05/15/08      1,750      1,710,625
  P & L Coal Holdings, Sr. Sub. Notes ......................      B2       9.625%  05/15/08      1,245      1,210,762
  Parker Drilling Corp., Sr. Sub. Notes ....................      B1        9.75%  11/15/06      3,005      2,907,337
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost $2,531,177;
    purchased on various dates: 8/23/99 through 10/06/99)...      Ba3      11.00%  03/15/06      2,410      2,602,800
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost $2,600,000;
    purchased 3/19/99)......................................      Ba3     11.375%  03/15/09      2,600      2,795,000
  R&B Falcon Corp., Sr. Notes(b) (cost $952,809; purchased
    12/17/98)...............................................      NR       12.25%  03/15/06        935      1,033,175
  Santa Fe Energy Resources, Gtd., Notes ...................      B2        8.75%  06/15/07      1,000        995,000
  Seven Seas Petroleum, Inc., Sr. Notes ....................     Caa1      12.50%  05/15/05      1,500        630,000
  Tesoro Petroleum Corp., Sr. Sub. Notes ...................      B1        9.00%  07/01/08      3,000      2,857,500
  Universal Compression Holdings, Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................      B2       9.875%  02/15/08      1,750      1,085,000
  Universial Compression Holdings, Sr. Disc. Notes, Zero
    Coupon (until 02/15/03).................................      B3      11.375%  02/15/09        700        378,000
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands) ....      Ba3      12.00%  10/30/07      3,000      3,090,000
                                                                                                       --------------
                                                                                                           34,195,949
                                                                                                       --------------
FINANCIAL SERVICES -- 1.8%
  AmeriCredit Corp., Sr. Notes .............................      B1        9.25%  02/01/04   1,350(e)      1,350,000
  AmeriCredit Corp., Sr. Notes .............................      Ba1      9.875%  04/15/06      3,000      3,030,000
  Amresco, Inc., Sr. Sub. Notes ............................     Caa3      10.00%  03/15/04        280        182,000
  Amresco, Inc., Sr. Sub. Notes ............................      B2       9.875%  03/15/05      3,975      2,623,500
  BF Saul Corp., Sr. Notes .................................      B3        9.75%  04/01/08      1,750      1,592,500
  Delta Financial Corp., Sr. Notes .........................      B1        9.50%  08/01/04      1,075        698,750
  Lodgian Financing Corp., Gtd. Notes ......................      B3       12.25%  07/15/09   2,000(e)      1,990,000
  Metris Companies, Inc., Gtd. Notes .......................      Ba3     10.125%  07/15/06      3,000      2,850,000
                                                                                                       --------------
                                                                                                           14,316,750
                                                                                                       --------------
FOOD & BEVERAGE -- 4.1%
  Advantica Restaurant Group, Sr. Notes ....................      NR       11.25%  01/15/08      4,762      3,595,665
  Agrilink Foods, Inc., Gtd. Notes .........................      B3      11.875%  11/01/08      1,760      1,777,600
  Ameriking, Inc., Sr. Notes ...............................      B3       10.75%  12/01/06      1,000        925,000
  Ameriserv Food Distribution Co., Gtd. Notes ..............      B3       8.875%  10/15/06      3,000      1,650,000
  Carrols Corp., Sr. Sub. Notes ............................      B2        9.50%  12/01/08      2,885      2,625,350
  CKE Restaurants, Inc., Gtd. Notes ........................      B1       9.125%  05/01/09      2,250      1,710,000
  Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
    12/05/02) ..............................................     Caa1      12.50%  12/15/07        210        162,750
  Dominos, Inc., Notes .....................................      B3      10.375%  01/15/09        500        480,000
  Family Restaurant Corp., Sr. Disc. Notes .................      NR       15.00%  01/24/02      3,000      2,790,000
  Fresh Foods, Inc., Bonds .................................      B3       10.75%  06/01/06      2,500      2,356,250
  Grupo Azucarero, Sr. Notes (Mexico) ......................      B3       11.50%  01/15/05      2,900      1,189,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Packaged Ice, Inc., Sr. Notes ............................      B3        9.75%  02/01/05  $   2,880 $    2,635,200
  Pilgrim's Pride Corp. Sr. Sub. Notes .....................      B1      10.875%  08/01/03        420        423,150
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b)
    (cost $284,644; purchased 2/25/99)......................      NR       11.00%  09/17/03        285        293,184
  Purina Mills, Inc., Sr. Sub. Notes(b)(d)
    (cost $3,489,351; purchased 1/07/99 and 1/08/99)........      Ca        9.00%  03/15/10      3,500        875,000
  Sbarro, Inc., Sr. Notes ..................................      Ba3      11.00%  09/15/09      1,260      1,304,100
  SFC New Holdings, Inc., Sr. Notes PIK ....................     Caa1      11.25%  08/15/01      2,765      2,633,662
  SFC New Holdings, Inc., Sr. Sub. Notes ...................      NR       13.25%  08/15/03   1,853(e)      1,315,835
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until
    06/15/05) ..............................................      NR       11.00%  12/15/09        465             46
  Stater Brothers Holdings, Sr. Notes ......................      B2       10.75%  08/15/06      3,030      3,060,300
  Vlasic Foods Intl, Inc., Sr. Sub. Notes ..................      B2       10.25%  07/01/09      1,610      1,533,525
                                                                                                       --------------
                                                                                                           33,335,617
                                                                                                       --------------
GAMING -- 3.3%
  Alliance Gaming Corp., Gtd. Notes ........................      B3       10.00%  08/01/07      1,800      1,003,500
  Aztar Corp., Sr. Sub. Notes ..............................      B1       8.875%  05/15/07      1,000        960,000
  Casino Magic Finance Corp., First Mtge. Bonds ............      B3       13.00%  08/15/03      3,750      4,125,000
  Coast Hotels & Casino Co., Sub. Gtd. Notes ...............      B3        9.50%  04/01/09      1,140      1,094,400
  Colorado Gaming & Entertainment, Sr. Notes, PIK ..........      NR       12.00%  06/01/03      3,590      2,512,976
  Fitzgeralds Gaming, Sr. Notes(b)(d) (cost $2,375,000;
    purchased 12/22/97 and 8/07/98).........................      B3       12.25%  12/15/04      2,375      1,306,250
  Hollywood Park, Inc., Gtd. Notes .........................      B2        9.25%  02/15/07      3,500      3,473,750
  Isle of Capri Black Hawk, LLC, First Mtge. Notes .........      B3       13.00%  08/31/04      4,000      4,360,000
  Mandalay Resort Group, Sr. Sub. Deb. .....................     Baa3       6.70% 11/15/2096     1,030        961,309
  Station Casinos, Inc., Sr. Sub. Notes ....................      B2      10.125%  03/15/06      2,500      2,550,000
  Trump Atlantic City Assoc., First Mtge. Notes ............      B1       11.25%  05/01/06      1,150        931,500
  Venetian Casino/LV Sands Co., Gtd. Notes .................     Caa1      12.25%  11/15/04      4,000      3,460,000
                                                                                                       --------------
                                                                                                           26,738,685
                                                                                                       --------------
INDUSTRIAL -- 5.4%
  Allied Waste Industries, Inc., Sr. Disc. Notes ...........      Ba2      7.625%  01/01/06      3,250      2,925,000
  Allied Waste Industries, Inc., Sr. Disc. Notes ...........      Ba2      7.875%  01/01/09      5,250      4,620,000
  Allied Waste Industries, Inc., Sr. Disc. Notes ...........      Ba2      10.00%  08/01/09      2,250      2,002,500
  Clean Harbors, Inc., Sr. Notes ...........................      B2       12.50%  05/15/01      1,250        975,000
  Continental Global Group, Sr. Notes ......................      B2       11.00%  04/01/07      4,120      2,018,800
  Eagle-Picher Industries, Sr. Sub. Notes ..................      B3       9.375%  03/01/08      1,750      1,557,500
  Iasis Healthcare Corp., Sr. Sub. Notes ...................      B3       13.00%  10/15/09      1,750      1,802,500
  ICF Kaiser International, Inc., Sr. Sub. Notes ...........      B3       13.00%  12/31/03      4,450      2,225,000
  International Wireless Group, Sr. Sub. Notes .............      NR       11.75%  06/01/05      3,000      3,097,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes .........      B2       12.75%  02/01/03      4,000      4,000,000
  Kasper Aluminum & Chemical Corp., Sr. Sub. Notes .........      NR       12.75%  03/31/04      7,171      6,238,770
  Motors & Gears, Inc., Sr. Notes ..........................      B3       10.75%  11/15/06      3,500      3,465,000
  Neenah Corp., Sr. Sub. Notes .............................      B3      11.125%  05/01/07        250        231,250
  Thermadyne Holdings, Deb., Zero Coupon
    (until 06/01/03) .......................................     Caa1      12.50%  06/01/08      2,375      1,080,625
  Thermadyne Manufacturing, Sr. Sub. Notes .................      B3       9.875%  06/01/08      2,500      2,100,000
  UCAR Global Enterprises, Sr. Sub. Notes ..................      B1       12.00%  01/15/05      2,600      2,697,500
  Viasystems, Inc., Sr. Sub. Notes .........................      B3        9.75%  06/01/07      4,000      2,200,000
                                                                                                       --------------
                                                                                                           43,236,945
                                                                                                       --------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes ..............      B3       9.875%  10/15/07      5,000      4,837,500
  Premier Cruise, Ltd., Sr. Notes, PIK(d)...................      B3       11.00%  3/15/08       1,000              0
  Premier Parks, Inc., Sr. Notes ...........................      B3        9.75%  06/15/07      2,000      2,010,000
                                                                                                       --------------
                                                                                                            6,847,500
                                                                                                       --------------
LODGING -- 0.6%
  Hilton Hotels, Sr. Notes .................................     Baa1       7.50%  12/15/17        285        237,952
  HMH Properties, Inc., Sr. Notes ..........................      Ba2       8.45%  12/01/08      2,850      2,629,125
  La Quinta Inns, Sr. Notes ................................      Ba2       7.25%  03/15/04      2,000      1,600,200
                                                                                                       --------------
                                                                                                            4,467,277
                                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
MANUFACTURING -- 0.4%
  Building Materials Corp. Sr. Notes .......................      Ba3       7.75%  07/15/05  $     265 $      241,150
  Tenneco, Inc., Sr. Sub. Notes ............................      B2      11.625%  10/15/09      3,060      3,105,900
                                                                                                       --------------
                                                                                                            3,347,050
                                                                                                       --------------
MISCELLANEOUS -- 1.7%
  Alliance Atlantis Comm. Sr. Sub. Notes ...................      B2       13.00%  12/15/09      1,670      1,670,000
  Intersil Corp., Sr. Sub. Notes ...........................      B3       13.25%  08/15/09        835        910,150
  It Group, Inc., Gtd. Notes ...............................      B3       11.25%  04/01/09      2,080      2,028,000
  Metromedia Fiber Network, Sr. Notes ......................      B2       10.00%  12/15/09      2,960      3,026,600
  MSX International, Inc., Gtd. Notes ......................      B3      11.375%  01/15/08      1,750      1,627,500
  Nebco Evans Sr. Notes, Zero Coupon (until 07/15/02) ......      Caa     12.375%  07/15/07      1,500        195,000
  Phoenix Color Corp., Gtd., Sr. Sub. Notes ................      B3      10.375%  02/01/09      4,000      3,840,000
  Sun World International, Gtd. Notes ......................      B2       11.25%  04/15/04        270        275,400
                                                                                                       --------------
                                                                                                           13,572,650
                                                                                                       --------------
OIL & GAS -- 1.4%
  Comstock Resources, Inc., Sr. Notes ......................      B2       11.25%  05/01/07      4,500      4,635,000
  Eott Energy Parters/Fin., Gtd. Notes .....................      Ba2      11.00%  10/01/09        710        738,400
  Gulf Canada Resources, Ltd., Sub. Deb ....................      Ba1       8.35%  08/01/06        385        378,744
  Gulf Canada Resources, Ltd., Sub. Deb. ...................      Ba3      9.625%  07/01/05        615        630,375
  Leviathan Gas, Sr. Sub. Notes ............................      Ba2     10.375%  06/01/09      2,000      2,080,000
  Plains Resources, Inc., Sr. Sub. Notes ...................      B2       10.25%  03/15/06        870        848,250
  Swift Energy Co., Sr. Sub. Notes .........................      B2       10.25%  08/01/09      2,015      2,030,113
                                                                                                       --------------
                                                                                                           11,340,882
                                                                                                       --------------
PAPER/PACKAGING -- 4.0%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 07/01/03)........................................     Caa1      13.50%  07/01/09      6,000        720,000
  APP International, Sr. Sec'd. Notes(b) (cost
    $2,794,324; purchased 2/11/97 and 2/20/97)..............      Ba3      11.75%  10/01/05   2,600(e)      2,184,000
  Doman Industries Limited, Sr. Notes ......................     Caa1       8.75%  03/15/04      1,805      1,552,300
  Doman Industries Limited, Sr. Notes ......................     Caa1       9.25%  11/15/07        100         80,000
  Gaylord Container Corp., Sr. Notes .......................       B        9.75%  06/15/07      2,100      1,974,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 01/15/03)........................................      Caa      10.75%  01/15/09      1,100        759,000
  Maxxam Group Holdings, Inc., Sr. Notes ...................      NR       12.00%  08/01/03      7,550      7,059,250
  Repap New Brunswick, Inc., Sr. Sec'd. Notes ..............      B3      10.625%  04/15/05   2,840(e)      2,641,200
  Riverwood International, Gtd. Notes ......................      B3       10.25%  04/01/06   1,200(e)      1,218,000
  Riverwood International Corp. Gtd. Notes .................      B3      10.625%  08/01/07        455        468,650
  Riverwood International, Gtd. Notes ......................     Caa1     10.875%  04/01/08        455        445,900
  Silgan Holdings, Inc., Sub. Debs. PIK ....................      NR       13.25%  07/15/06      3,149      3,463,900
  Stone Container Corp., Sr. Sub. Deb. .....................      B2       12.58%  08/01/16        250        266,250
  Stone Container Corp., Sr. Sub. Notes ....................      B3       12.25%  04/01/02      6,800      6,885,000
  United Stationer Supply Co., Sr. Sub. Notes ..............      B3       12.75%  05/01/05      2,200      2,370,500
                                                                                                       --------------
                                                                                                           32,087,950
                                                                                                       --------------
PUBLISHING -- 0.6%
  Sullivan Graphics, Inc., Sr. Sub. Notes ..................      Caa      12.75%  08/01/05      4,500      4,657,500
                                                                                                       --------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
  Meditrust, Notes .........................................      Ba2       7.82%  09/10/26        570        484,500
                                                                                                       --------------
RETAIL -- 2.4%
  Big 5 Holding Corp., Sr. Disc. Notes, Zero Coupon (until
    11/30/02) ..............................................      NR       13.45%  11/30/08      1,500        765,000
  Duane Reade, Inc., Sr. Sub. Notes ........................      B3        9.25%  02/15/08        270        263,925
  Frank's Nursery & Crafts, Sr. Sub. Notes .................      B3       10.25%  03/01/08      2,100      1,428,000
  French Fragrances, Inc., Sr. Notes, Ser. B ...............      B2      10.375%  05/15/07        470        455,900
  Merisel, Inc., Sr. Notes .................................      Ca       12.50%  12/31/04      5,250      4,738,125
  Musicland Group, Inc., Gtd. Notes ........................      B3       9.875%  03/15/08        110         99,550
  Musicland Stores, Sr. Sub. Notes .........................      B1        9.00%  06/15/03      4,600      4,439,000
  Phar-Mor, Inc., Sr. Notes ................................      B3       11.72%  09/11/02      4,564      4,335,800
  Phillips Van-Heusen Corp., Sr. Notes .....................      B1        9.50%  05/01/08      1,250      1,162,500
  Specialty Retailers, Inc., Gtd. Notes ....................      B2        8.50%  07/15/05      1,615      1,195,100
                                                                                                       --------------
                                                                                                           18,882,900
                                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
STEEL & METAL -- 1.4%
  Algoma Steel, Inc., First Mtge. Notes ....................      B2      12.375%  07/15/05  $     200 $      187,500
  California Steel Industry, Sr. Notes .....................      Ba3       8.50%  04/01/09        540        514,350
  LTV Corp. Sr. Notes ......................................      Ba3      11.75%  11/15/09      1,200      1,260,000
  National Steel Corp., Gtd. Sec'd. First Mtge. Notes ......      Ba3      9.875%  03/01/09      1,000      1,020,000
  Renco Steel Holdings, Sr. Notes ..........................      NR      10.875%  02/01/05        500        435,000
  Sheffield Steel Corp., First Mtge. Notes .................      NR       11.50%  12/01/05      3,500      2,975,000
  Wheeling-Pittsburgh Corp., Sr. Notes .....................      B2        9.25%  11/15/07      2,600      2,457,000
  WHX Corp., Sr. Notes .....................................      B3       10.50%  04/15/05      2,350      2,303,000
                                                                                                       --------------
                                                                                                           11,151,850
                                                                                                       --------------
SUPERMARKETS -- 1.2%
  Homeland Stores, Inc., Notes .............................      NR       10.00%  08/01/03      4,260      3,402,675
  Pantry, Inc., Sr. Sub. Notes .............................      NR       10.25%  10/15/07      3,500      3,412,500
  Pathmark Stores, Sr. Sub. Notes ..........................      B2       9.625%  05/01/03      4,790      3,496,700
                                                                                                       --------------
                                                                                                           10,311,875
                                                                                                       --------------
TECHNOLOGY -- 1.0%
  Ampex, Sr. Notes .........................................      NR       12.00%  03/15/03      5,000      5,025,000
  Decision One Corp., Sr. Sub. Notes(d).....................      B3        9.75%  08/01/07      4,000         15,000
  Details Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 11/15/02) .......................................      NR       12.50%  11/15/07      1,080        561,600
  Details, Inc., Sr. Sub. Notes ............................      B3       10.00%  11/15/05        750        690,000
  DII Group, Sr. Sub. Notes ................................      B1        8.50%  09/15/07      2,000      1,990,000
                                                                                                       --------------
                                                                                                            8,281,600
                                                                                                       --------------
TELECOMMUNICATIONS -- 19.8%
  21st Century Telecom Group, Inc., Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)............................      NR       12.25%  02/15/08      1,500      1,005,000
  Adelphia Business Solution, Sr. Notes ....................      B3       12.25%  09/01/04      1,150      1,230,500
  Adelphia Business Solution, Sr. Disc. Notes, Zero Coupon
    (until 4/15/01)(b) (cost $875,000; purchased on various
    dates: 4/07/99 through 9/22/99).........................      NR       13.00%  04/15/03        875        778,750
  Allegiance Telecommunciations, Inc., Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)............................      NR       11.75%  02/15/08      3,300      2,359,500
  Allegiance Telecommunications, Inc., Sr. Notes ...........      NR      12.875%  05/15/08      1,750      1,960,000
  American Communications Lines, Bonds .....................      B1       10.25%  06/30/08      3,000      2,880,000
  AMSC Acquisition Co., Inc., Sr. Notes ....................      NR       12.25%  04/01/08      2,600      2,132,000
  Arch Communication, Inc., Sr. Notes ......................      B3       13.75%  04/15/08      1,000        810,000
  Bestel SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) .......................................      NR       12.75%  05/15/05      2,500      1,575,000
  Birch Telecommunications, Inc., Sr. Notes ................      NR       14.00%  06/15/08      2,500      2,525,000
  Caprock Communications, Sr. Notes ........................      Caa      12.00%  07/15/08      1,500      1,552,500
  CB Richard Ellis Services, Inc., Bonds ...................      Ba3      8.875%  06/01/06      1,600      1,424,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero
    Coupon (until 10/01/02)(b) (cost $3,680,000;
    purchased 01/26/99).....................................      NR       14.00%  10/01/07      3,680        404,800
  Classic Communications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 08/01/03).................................      Caa      13.25%  08/01/09      2,000      1,395,000
  Coaxial Communications, Inc., Sr. Disc. Notes ............      B3       10.00%  08/15/06      1,250      1,225,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)........................................      NR       12.50%  03/01/08      1,000        360,000
  Exodus Communications, Sr. Notes .........................      NR       10.75%  12/15/09      1,680      1,705,200
  First World Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 04/15/03)............................      NR       13.00%  04/15/08      1,750      1,172,500
  Geotek Communication, Inc., Sr. Disc. Notes, Zero
    Coupon (until 7/15/00)(b)(d) (cost $4,512,000;
    purchased 7/20/99)......................................      Caa      15.00%  07/15/05      4,512      1,895,040
  Global Crossing Holdings, Ltd., Sr. Notes ................      Ba2      9.125%  11/15/06      1,020      1,008,525
  Global Crossing Holdings, Ltd., Sr. Notes ................      Ba2       9.50%  11/15/09      1,985      1,962,669
  Globix Corp., Sr. Notes ..................................      NR       13.00%  05/01/05      1,250      1,262,500
  GST Telecommunications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 12/15/00).................................      NR      13.875%  12/15/05      6,380      4,973,375
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00).........................................      NR       13.50%  09/15/05        850        735,250
  Impsat Corp., Gtd. Sr. Notes .............................      B2      12.125%  07/15/03      2,235      2,100,900
  Impsat Corp., Sr. Notes ..................................      B2      12.375%  06/15/08      3,000      2,700,000
  Intermedia Communication, Inc., Sr. Notes ................      B2        8.60%  06/01/08        230        212,175
  Intermedia Communication, Inc., Sr. Notes ................      B2       8.875%  11/01/07        600        558,000
  Intermedia Communication, Inc., Sr. Notes ................      B2        9.50%  03/01/09        370        355,200
  IPC Information Systems, Inc., Sr. Disc. Notes, Zero
    Coupon (until 05/01/01).................................      B3      10.875%  05/01/08      2,250      1,687,500
  Jordan Telecommunication Products, Inc., Sr. Notes(d).....      NR       9.875%  08/01/07      3,400      3,672,000
  Level 3 Communications, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).................................      B3       10.50%  12/01/08      2,150      1,295,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Level 3 Communications, Sr. Notes ........................      B3       9.125%  05/01/08  $   1,665 $    1,573,425
  Long Distance International, Inc., Sr. Notes(b)(d) (cost
    $2,000,000; purchased 4/07/98)..........................      NR       12.25%  04/15/08      2,000        900,000
  Mastec, Inc., Sr. Notes ..................................      Ba3       7.75%  02/01/08      1,000        940,000
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02).........................................      NR       13.00%  04/15/07      2,000      1,380,000
  Mcleodusa, Inc., Sr. Sub. Notes, Zero Coupon
    (until 03/01/02)........................................      B2       10.50%  03/01/07        750        607,500
  Microcell Telecommunications, Zero Coupon
    (until 06/01/04) .......................................      B3       12.00%  06/01/09      5,000      3,212,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)........................................      B3       11.25%  11/01/07      3,000      1,875,000
  Netia Holdings, Sr. Notes ................................       B       10.25%  11/01/07      2,350      1,974,000
  Nextel Communications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 09/15/02).................................      B2       10.65%  09/15/07        845        631,638
  Nextel Communications, Sr. Notes .........................      B1       9.375%  11/15/09     13,250     13,018,125
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon
    (until 02/01/04)........................................      B3       14.00%  02/01/09      5,900      3,864,500
  Nextlink Communications, Sr. Disc. Notes .................      B2       10.75%  06/01/09      2,340      2,410,200
  Nextlink Communications, Sr. Notes .......................      B2       10.50%  12/01/09      2,140      2,172,100
  Northeast Optic, Sr. Notes ...............................      NR       12.75%  08/15/08      2,005      2,125,300
  Pagemart Nationwide, Inc., Sr. Disc. Notes, Ser. H,
    Zero Coupon (until 02/01/00)............................      NR       15.00%  02/01/05      5,805      5,093,888
  Price Communications Wireless, Inc., Sr. Sub. Notes ......      NR       11.75%  07/15/07      5,000      5,500,000
  Primus Telecommunications Group, Sr. Notes ...............      B3       12.75%  10/15/09      1,975      2,044,125
  Psinet Inc., Sr. Notes ...................................      NR       11.00%  08/01/09      5,785      5,944,088
  PTC International Finance Corp., Gtd. Notes, Zero
    Coupon (until 07/01/02).................................      NR       10.75%  07/01/07      1,250        837,500
  RCN Corp., Sr. Notes .....................................      B3       10.00%  10/15/07        285        283,575
  RCN Corp., Sr. Notes .....................................      B3      10.125%  01/15/10      1,860      1,855,350
  Rogers Cantel, Inc., Sr. Sub. Notes ......................      B2        8.80%  10/01/07      1,250      1,250,000
  RSL Communications PLC, Sr. Sec'd. Notes .................      B3       12.00%  11/01/08      1,000      1,007,500
  RSL Communications Ltd, Sr. Notes ........................      B2       12.25%  11/15/06      1,500      1,522,500
  Splitrock Service, Inc., Sr. Notes .......................      NR       11.75%  07/15/08      1,295      1,191,400
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/00)(d)......................................      NR       10.50%  11/01/04      4,000      1,360,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon
    (until 05/15/04)........................................      B3       12.75%  05/15/09      4,000      2,520,000
  Triton PCS, Inc., Gtd., Zero Coupon (until 05/01/03) .....      B3       11.00%  05/01/08      2,445      1,729,838
  Unisite, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/15/00)........................................      NR       13.00%  12/15/04      4,000      4,921,200
  US Unwired, Inc., Sr. Disc. Notes, Zero Coupon (until
    11/01/04) ..............................................     Caa1     13.375%  11/01/09      6,925      4,051,125
  US Xchange LLC, Sr. Notes ................................      NR       15.00%  07/01/08      2,250      2,047,500
  USA Mobile Communications, Sr. Notes .....................      B2        9.50%  02/01/04      5,000      3,900,000
  Versatel Telecommunications, Sr. Notes ...................     Caa1     11.875%  07/15/09        625        637,500
  Versatel Telecommunications, Sr. Notes ...................      NR       13.25%  05/15/08      2,000      2,130,000
  Verio, Inc., Sr. Notes ...................................      B3       11.25%  12/01/08        210        220,500
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 04/15/03) .......................................      NR       12.50%  04/15/08      1,100        704,000
  Viatel, Inc., Sr. Notes ..................................     Caa1      11.25%  04/15/08      1,500      1,492,500
  Viatel, Inc., Sr. Notes ..................................      B3       11.50%  03/15/09      2,401      2,401,000
  VSTR Wire Co., Sr. Disc. Notes, Zero Coupon (until
    11/15/04) ..............................................      B2      11.875%  11/15/09      3,345      2,015,363
  VSTR Wire Co., Sr. Notes .................................      B2      10.375%  11/15/09      3,080      3,172,400
  WamNet, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02) ........................................      NR       13.25%  03/01/05        500        288,750
  Williams Communciations Group, Inc., Sr. Notes ...........      B2      10.875%  10/01/09      5,080      5,314,950
  Winstar Communications, Sr. Notes, Zero Coupon
    (until 10/15/00) .......................................     Caa1      14.00%  10/15/05   1,500(e)      1,455,000
  Worldwide Fiber, Inc., Sr. Notes .........................      B3       12.50%  12/15/05      4,000      4,180,000
                                                                                                       --------------
                                                                                                          158,669,099
                                                                                                       --------------
TEXTILES -- 1.5%
  Burlington Industries, Deb. ..............................      Ba1       7.25%  08/01/27      1,000        760,000
  Cluett American Corp., Sr. Sub. Notes ....................      NR      10.125%  05/15/08      3,060      2,172,600
  Collins & Aikman Floorcove, Sr. Sub. Notes ...............      B3       10.00%  01/15/07        500        492,500
  Foamex, L.P., Sr. Sub. Notes .............................      B3       9.875%  06/15/07      2,950      2,448,500
  Simmons Co., Sr. Sub. Notes ..............................      B3       10.25%  03/15/09      4,000      3,790,000
  Steel Heddle Manufacturing, Sr. Sub. Notes ...............      B3      10.625%  06/01/08      2,000        800,000
  Worldtex, Inc., Gtd. Notes ...............................      B1       9.625%  12/15/07      2,000      1,620,000
                                                                                                       --------------
                                                                                                           12,083,600
                                                                                                       --------------
TRANSPORTATION -- 1.0%
  Continental Airlines, Inc., Sr. Notes ....................      Ba2       8.00%  12/15/05      3,250      2,972,645
  Holt Group, Sr. Notes ....................................     Caa1       9.75%  01/15/06        800        500,000
  Kitty Hawk, Inc., Sr. Notes ..............................      B1        9.95%  11/15/04      2,000      1,960,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1999

                                                                MOODY'S                      PRINCIPAL
                                                                RATING    INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                   (UNAUDITED)  RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
  Stena Line AB, Sr. Notes .................................      B1      10.625%  06/01/08  $     365 $      219,000
  Us Airways, Inc., Sr. Notes ..............................      B3       9.625%  02/01/01      2,000      1,990,000
                                                                                                       --------------
                                                                                                            7,641,645
                                                                                                       --------------
UTILITIES -- 0.6%
  AES Corp., Sr. Notes .....................................      Ba1       9.50%  06/01/09      5,000      5,100,000
                                                                                                       --------------
TOTAL CORPORATE BONDS
  (cost $742,829,501).................................................................................    665,148,944
                                                                                                       --------------

CONVERTIBLE BONDS -- 0.5%
AUTOMOTIVE PARTS -- 0.2%
  Exide Corp., Sr. Sub. Notes ..............................      B2        2.90%  12/15/05      3,083      1,618,575
                                                                                                       --------------
OIL & GAS SERVICES -- 0.3%
  Key Energy Group, Inc., Sub. Notes .......................      NR        5.00%  09/15/04      3,500      2,467,500
                                                                                                       --------------
TOTAL CONVERTIBLE BONDS
  (cost $4,309,527)...................................................................................      4,086,075
                                                                                                       --------------

FOREIGN GOVERNMENT BONDS -- 0.2%
  Republic of Brazil, Bonds
    (cost $1,983,334) ......................................      B2      11.625%  04/15/04  2,000 (e)      1,985,000
                                                                                                       --------------

COMMON STOCKS -- 0.6%                                            SHARES
                                                              -------------
  Classic Communications, Inc., Sr. Disc. Notes(a).....................................          6,000        100,020
  Dr. Pepper Bottling Holdings, Inc., (Class B)(a)(b)
    (cost $5,226; purchased 10/21/88)..................................................          5,807        145,175
  Hedstrom Holding Co.(a)..............................................................         24,261            243
  Intermedia Communications, PIK(a)....................................................         18,486        717,489
  Premier Cruises, Ltd.(a)(b) (cost $0; purchased
    9/15/99)...........................................................................         74,058        249,946
  Samuels Jewelers, Inc.(a)............................................................         37,500        225,000
  Star Gas Partners, L.P. .............................................................          2,561         33,933
  Viatel, Inc.(a)......................................................................         10,575        567,084
  Waste Systems International(a)(b) (cost $1,970,169;
    purchased 02/01/99)................................................................        503,351      2,390,917
                                                                                                       --------------
TOTAL COMMON STOCKS
  (cost $3,156,548)...................................................................................      4,429,807
                                                                                                       --------------

PREFERRED STOCKS -- 7.6%
  21st Century Telecommunications Group, Inc., PIK ....................................            506        430,166
  Adelphia Communications, Inc., PIK ..................................................         65,250      6,854,899
  Ameriking, Inc., Sr. Notes PIK ......................................................         25,802        464,436
  California Federal Bancorp, Inc. ....................................................        100,000      2,256,250
  Century Maintenance Supplies PIK ....................................................         48,369      4,256,504
  Chesapeake Energy Corp.(a)...........................................................         20,000        525,000
  Clark USA, Inc., PIK ................................................................            592        177,660
  Cluett American Corp. PIK ...........................................................         42,292      1,987,712
  Contour Energy Co.(a)................................................................         38,400         72,000
  CSC Holdings, Inc., PIK .............................................................         36,476      3,975,885
  Dobson Communications PIK ...........................................................          4,528      4,935,052
  Eagle-Picher Holdings, Inc.(a).......................................................            170        790,500
  Fitzgerald Gaming, Inc.(a)...........................................................         50,000         87,500
  Geneva Steel, Inc.(a)................................................................         22,000          5,500
  Global Crossing Holdings, Ltd. PIK ..................................................         16,250      1,625,000
  GPA Group PLC(a).....................................................................      1,550,000        744,000
  Harborside Healthcare Corp. PIK .....................................................          1,179        353,700
  Interact Systems, Inc. ..............................................................          4,400      1,123,571
  ICG Communications, Inc., PIK .......................................................          1,461      1,358,871
  Intermedia Communications, Inc., PIK ................................................          3,595      3,523,475
  Intermedia Communications, Inc., PIK ................................................         90,000      2,103,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1999

                                                                                        VALUE
PREFERRED STOCKS (CONTINUED)                                              SHARES       (NOTE 2)
                                                                      ------------- --------------
  Intermedia Communications, Inc., Ser. D PIK ......................         90,000 $    3,791,250
  IXC Communications, Inc. PIK .....................................              9         10,153
  Nextel Communications, Inc. PIK ..................................          1,027      1,027,000
  Packaging Corp. of America PIK ...................................         42,324      4,634,451
  Paxson Communications, Inc. PIK ..................................          6,221      6,345,843
  Primedia, Inc., Gtd., Notes ......................................         34,668      3,345,462
  R&B Falcon Corp. PIK .............................................          3,088      3,258,084
  Rural Cellular Corp., PIK ........................................             12         12,240
  Supermarkets General Holdings Corp., PIK(a).......................         25,000        106,250
  Viasystems, Inc., PIK(a)..........................................         47,804        286,822
                                                                                    --------------
TOTAL PREFERRED STOCKS
  (cost $69,769,723)...............................................................     60,468,986
                                                                                    --------------

                                                              EXPIRATION
WARRANTS (a) -- 0.8%                                             DATE       UNITS
                                                              ----------- ---------
  21st Century Telecom Group, Inc. .........................   02/15/10         400          8,000
  Allegiance Telecommunications, Inc. ......................   02/03/08       3,800        190,000
  American Banknote Corp. ..................................   12/01/02       2,500             25
  American Mobile Satellite Corp. ..........................   04/01/08       2,600        104,000
  Ampex Corp. ..............................................   03/15/03     170,000        542,300
  Anker Coal Group, Inc. ...................................      N/A            56             84
  Bell Technology Group, Ltd. ..............................   01/23/01       1,250         31,250
  Bestel SA ................................................   01/01/04       2,500         12,500
  Birch Telecomm, Inc. .....................................   06/15/00       2,500         13,750
  Cellnet Data Systems, Inc. ...............................   01/01/49       7,010              0
  Clearnet Communications, Inc. ............................   09/15/05      26,202        157,212
  DTI Holdings, Inc. .......................................   01/01/04       5,000             50
  Electronic Retailing Systems .............................   01/01/49       2,000          2,000
  First World Communications ...............................   01/01/04       1,750        210,000
  Globalstar Capital Co. ...................................   02/15/04       1,200        150,000
  HF / Icon Health .........................................   07/15/02      18,093         45,232
  Hyperion Telecommunications Corp. ........................   04/15/01       4,250        743,750
  ICG Communications, Inc. .................................   09/15/05      20,790        207,900
  Interact Systems, Inc. ...................................   08/01/03       4,400             44
  Interact Systems, Inc. ...................................   12/15/09       4,400        108,036
  Intermedia Communications of Florida, Inc. ...............   06/01/00       3,000        336,000
  Intersil WT, Notes .......................................   08/15/09         835        125,250
  Long Distance Int'l. Inc., ...............................   05/01/05       2,000              0
  McCaw Int'l. Ltd. ........................................   01/01/49       1,650          6,600
  MGC Communications, Inc. .................................   01/01/49       1,950         19,598
  Pagemart, Inc. ...........................................   11/01/03       9,200         23,000
  Powertel, Inc. ...........................................   02/01/06       6,720         40,320
  Premium Standard Farms L.P.(b)(c) (cost $374,377;
    purchased 9/17/96)......................................      N/A        22,025        242,275
  Price Communications Cellular Holdings ...................   08/01/07       6,880      1,148,960
  Primus Telecommunications Group ..........................   08/01/07       1,500         75,000
  R&B Falcon ...............................................   05/01/09       2,875        718,750
  Splitrock Service, Inc. ..................................   07/15/08       1,750        164,500
  Star Choice Communications, Inc. .........................   12/15/05      69,480        270,972
  Sterling Chemical Holdings, Inc. .........................   08/15/08         560          8,960
  TVN Entertainment Corp. ..................................   08/01/08       3,750              0
  Unisite, Inc. ............................................   12/15/04       1,943             19
  USN Communications, Inc. .................................   01/01/49      10,590            106
  Versatel Telecommunications ..............................   05/15/08       2,000        800,000
  WamNet, Inc. .............................................   08/01/08       3,000         68,250
  Waste Systems International ..............................   01/15/06      60,000         45,000
                                                                                    --------------
TOTAL WARRANTS
  (cost $2,575,635)................................................................      6,619,693
                                                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $824,624,268)..............................................................    742,738,505
                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1999

SHORT-TERM INVESTMENTS -- 6.9%                                                               PRINCIPAL
                                                                MOODY'S   INTEREST  MATURITY  AMOUNT       VALUE
CORPORATE BONDS -- 0.5%                                         RATING     RATE      DATE      (000)     (NOTE 2)
                                                              ----------- ------  ---------- --------- --------------
LODGING -- 0.3%
  Santa Fe Hotel, Inc., First Mtge. Notes ..................     Caa2      11.00%  12/15/00  $   2,750 $    2,667,500
                                                                                                       --------------
TRANSPORTATION -- 0.2%
  Aircraft Funding, Sr. Sub. Notes, PIK ....................      NR       12.00%  07/15/00      1,074        901,764
  Trism, Inc., Sr. Sub. Notes (d)...........................      B2       10.75%  12/15/00      3,750        900,000
                                                                                                       --------------
                                                                                                            1,801,764
                                                                                                       --------------
TOTAL CORPORATE BONDS
  (cost $7,393,214)...................................................................................      4,469,264
                                                                                                       --------------

COMMERCIAL PAPER -- 1.1%
  Keyspan Corp. ............................................                6.50%  01/12/00   3,123(f)      3,117,925
  Market Street Fund Corp. .................................                5.00%  01/06/00   5,000(f)      4,997,917
  Pfizer, Inc. .............................................                5.75%  02/02/00     548(f)        545,374
                                                                                                       --------------
TOTAL COMMERCIAL PAPER
  (cost $8,671,000)...................................................................................      8,661,216
                                                                                                       --------------

TIME DEPOSIT -- 0.5%
  Banque Nationale De Paris ................................                2.00%  01/03/00     629(f)        629,000
  Deutsche Bank ............................................                5.00%  01/03/00   3,000(f)      3,000,000
                                                                                                       --------------
TOTAL TIME DEPOSIT
  (cost $3,629,000)...................................................................................      3,629,000
                                                                                                       --------------

REPURCHASE AGREEMENT -- 4.8%
  Joint Repurchase Agreement Account
    (cost $38,984,000; Note 5) .............................                2.88%  01/03/00     38,984     38,984,000
                                                                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $58,677,214)..................................................................................     55,743,480
                                                                                                       --------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN -- 99.6%
  (cost $883,301,482; Note 6).........................................................................    798,481,985

OUTSTANDING CALL OPTIONS WRITTEN(a)                                                          CONTRACTS
                                                                                                        -------------
  Jordan Telecommunications Products, Inc.,
    expiring 3/20/00 @$111.63 (premium received $68,000) ...                                        34             (3)
                                                                                                       --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%........................................................       3,718,565
                                                                                                       --------------
TOTAL NET ASSETS -- 100.0%...........................................................................  $  802,200,547
                                                                                                       ==============

The following abbreviations are used in portfolio descriptions:
  LLC      Limited Liability Company
  L.P.     Limited Partnership
  NR       Not Rated by Moody's or Standard & Poors
  PIK      Payment in Kind Securities
  PLC      Public Limited Company

(a)  Non-income producing security.
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $34,935,753. The aggregate value, $21,568,312 is approximately 2.7% of net assets.
(c) Indicates a fair valued security. The aggregate value, $242,275 is approximately .03% of net assets.
(d) Represents issuer in default on interest payments, non-income producing security.
(e) Portion of securities on loan with an aggregate market value of $12,073,216, cash collateral of $12,233,400 was received with which the portfolio purchased securities.
(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

              PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.5%
                                                        VALUE
COMMON STOCKS -- 37.9%                   SHARES       (NOTE 2)
                                      ------------- --------------
ADVERTISING -- 0.3%
  Omnicom Group, Inc. ..............          3,000 $      300,000
  True North Communications, Inc....            675         30,164
                                                    --------------
                                                           330,164
                                                    --------------
AEROSPACE -- 0.3%
  Alaska Air Group, Inc. (a) .......          1,050         36,881
  Gencorp, Inc. ....................          2,600         25,675
  Loral Space & Communications,
    Inc. (a)........................          9,800        238,263
                                                    --------------
                                                           300,819
                                                    --------------
APPAREL -- 0.1%
  American Eagle Outfitters, Inc.
    (a) ............................            800         36,000
  Kellwood Co. .....................          1,700         33,044
                                                    --------------
                                                            69,044
                                                    --------------
AUTOMOBILES & TRUCKS -- 0.2%
  Arvin Industries Corp. (a) .......          1,175         33,341
  Borg-Warner Automotive, Inc. .....          1,150         46,575
  Delphi Automotive Systems
    Corp. ..........................            929         14,632
  General Motors Corp., Class H ....          2,300        167,181
  Rental-Way, Inc. .................          1,275         23,826
                                                    --------------
                                                           285,555
                                                    --------------
BANKING -- 1.4%
  BancorpSouth, Inc. ...............          1,725         28,139
  Bank of New York Co., Inc. .......          8,300        332,000
  Bank United Corp., Class A .......            200          5,450
  BankAmerica Corp. ................          6,300        316,181
  Banknorth Group, Inc. ............          1,150         30,762
  BSB Bancorp, Inc. ................            825         15,881
  Chase Manhattan Corp. ............          4,600        357,362
  City National Corp. ..............            700         23,056
  CORUS Bankshares, Inc. ...........            700         16,800
  Cullen/Frost Bankers, Inc. .......          3,025         77,894
  CVB Financial Corp., Class A .....          1,775         41,047
  First Citizens Bancshares,
    Inc. ...........................            100          6,975
  Golden State Bancorp, Inc. (a) ...          2,500         43,125
  Harbor Florida Bancshares,
    Inc. ...........................          1,000         12,938
  MAF Bancorp, Inc. ................          1,700         35,594
  North Fork Bancorporation,
    Inc. ...........................          1,575         27,562
  Peoples Heritage Financial Group,
    Inc.............................          2,250         33,891
  Queens County Bankcorp, Inc. .....            725         19,666
  Republic New York Corp. ..........          1,300         93,600
  Silicon Valley Bancshares, Inc.
    (a) ............................          1,600         79,200
  Washington Federal, Inc. .........            925         18,269
  Westamerica Bancorporation .......            800         22,350
  Whitney Holding Corp. ............            600         22,238
                                                    --------------
                                                         1,659,980
                                                    --------------
BROADCASTING & OTHER MEDIA -- 1.2%
  CBS Corp. (a) ....................          8,900        569,043
  Clear Channel Communications,
    Inc. (a)........................          4,000        357,000
  Cumulus Media, Inc., Class A
    (a) ............................            500         25,375
  Entercom Communications Corp. ....            350         23,100
  Foundry Networks, Inc. ...........            100         30,169
  Gemstar International Group
    Ltd. ...........................          1,200         85,500
  Harman International Industry,
    Inc. ...........................            425         23,853
  Juniper Networks, Inc. ...........            300        102,000
  Univision Communications,
    Inc. (a) .......................          2,100        214,594
                                                    --------------
                                                         1,430,634
                                                    --------------
BUILDING & CONSTRUCTION -- 0.5%
  American Standard Companies,
    Inc. (a)........................          2,800        128,450
  Centex Corp. .....................          3,900         96,281
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
BUILDING & CONSTRUCTION (CONT'D.)
  D.R. Horton, Inc. ................          4,200 $       58,013
  Dycom Industries, Inc. (a) .......            400         17,625
  Huttig Building Prods., Inc.
    (a) ............................            161            795
  M.D.C. Holdings, Inc. ............          1,450         22,747
  Pulte Corp. ......................          3,850         86,625
  Southdown, Inc. ..................            625         32,266
  Texas Industries, Inc. ...........            575         24,473
  Thomas Industries, Inc. ..........          1,850         37,809
  Toll Brothers, Inc. ..............          1,175         21,884
  U.S. Home Corp. (a) ..............          1,000         25,563
  Webb Delaware Corp. ..............          1,925         48,005
                                                    --------------
                                                           600,536
                                                    --------------
CABLE
  Belden, Inc. .....................          1,100         23,100
  TiVo, Inc. (a) ...................            100          3,375
                                                    --------------
                                                            26,475
                                                    --------------
CHEMICALS -- 0.3%
  Cytec Industries, Inc. (a) .......          1,025         23,703
  Eastman Chemical Co. .............          2,800        133,525
  Geon Co. .........................            625         20,312
  H.B. Fuller Co. ..................            325         18,180
  Omnova Solutions, Inc. ...........          2,600         20,150
  Spartech Corp. ...................          1,125         36,281
  The Lubrizol Corp. ...............          1,025         31,647
  W.R. Grace & Co. (a) .............          1,875         26,016
                                                    --------------
                                                           309,814
                                                    --------------
COMMERCIAL SERVICES -- 0.1%
  Chemdex Corp. (a) ................            100         11,100
  Luminant Worldwide Corp. (a) .....          1,200         54,600
                                                    --------------
                                                            65,700
                                                    --------------
COMPUTER SERVICES -- 6.2%
  About.Com, Inc. (a) ..............            300         26,925
  Activision, Inc. (New) (a) .......          1,200         18,375
  Affiliated Computer Services,
    Inc., Class A (a)...............          2,600        119,600
  Alteon Websystems, Inc. (a) ......            100          8,775
  America Online, Inc. (a) .........          3,700        279,119
  Ancor Communications, Inc. (a) ...            900         61,088
  Ardent Software, Inc. (a) ........            100          3,900
  Bluestone Software, Inc. (a) .....            200         23,000
  BroadVision, Inc. (a) ............            700        119,044
  Catapult Communications Corp.
    (a) ............................          4,075         40,495
  CIBER, Inc. (a) ..................            950         26,125
  Cisco Systems, Inc. (a) ..........          6,900        739,162
  Citrix Systems, Inc. (a) .........          1,000        123,000
  Compaq Computer Corp. ............         11,200        303,100
  Comverse Technology, Inc. (a) ....            700        101,325
  Dell Computer Corp. (a) ..........          5,000        255,000
  eGain Communications Corp. (a) ...            100          3,775
  EMC Corp. (a) ....................          3,100        338,675
  Equant (a) .......................          2,000        224,000
  Exodus Communications, Inc.
    (a) ............................            400         35,525
  F5 Networks, Inc. ................            100         11,400
  Hewlett-Packard Co. ..............          7,900        900,106
  HNC Software, Inc. (a) ...........          2,600        274,950
  I2 Technologies, Inc. (a) ........          1,300        253,500
  Imation Corp. (a) ................            700         23,494
  Internap Network Services Corp.
    (a) ............................            100         17,300
  Interspeed, Inc. (a) .............            200          3,538
  Intuit, Inc. (a) .................          2,200        131,862

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
COMPUTER SERVICES (CONT'D.)
  ITXC Corp. (a) ...................            200 $        6,725
  Keynote Systems, Inc. (a) ........            200         14,750
  Kronos, Inc. (a) .................            475         28,500
  Legato Systems, Inc. (a) .........          1,100         75,694
  Microsoft Corp. (a) ..............          7,500        875,625
  Mission Critical Software, Inc.
    (a) ............................            100          7,000
  N2H2, Inc. (a) ...................            400          9,400
  NetIq Corp. (a) ..................            400         20,825
  Netopia, Inc. ....................            100          5,431
  NetSolve, Inc. (a) ...............          3,100         97,650
  OneMain.Com, Inc. ................          1,000         15,000
  Progress Software Corp. (a) ......            525         29,794
  RadiSys Corp. (a) ................            650         33,150
  Rare Medium Group, Inc. (a) ......            300         10,238
  RadWare Ltd. (a) .................            100          4,312
  RSA Security, Inc. (a) ...........            900         69,750
  Sapient Corp. (a) ................            100         14,094
  Seagate Technology, Inc. (a) .....         10,800        502,875
  Software.Com, Inc. (a) ...........            100          9,600
  Sun Microsystems, Inc. (a) .......          3,000        232,312
  U.S. Interactive, Inc. (a) .......            300         12,900
  VERITAS Software Corp. (a) .......          2,400        343,500
  Verity, Inc. (a) .................          1,000         42,562
  Vitria Technology, Inc. (a) ......            100         23,400
  Whittman-Hart, Inc. (a) ..........          4,200        225,225
                                                    --------------
                                                         7,176,470
                                                    --------------
CONSUMER PRODUCTS -- 1.1%
  Eastman Kodak Co. ................          9,400        622,750
  Fossil, Inc. (a) .................          1,087         25,137
  Hitachi Ltd., ADR ................          1,700        275,188
  Libbey, Inc. .....................            400         11,500
  Tandy Corp. ......................          5,800        285,287
  Tupperware Corp. .................            975         16,514
                                                    --------------
                                                         1,236,376
                                                    --------------
COSMETICS/TOILETRIES -- 0.1%
  Estee Lauder Co., Class A ........          3,100        156,356
                                                    --------------
DIVERSIFIED SERVICES -- 0.7%
  AptarGroup, Inc. .................            475         11,934
  Building One Services Corp.
    (a) ............................          1,000          9,438
  Crane Co. ........................            725         14,409
  Cuno, Inc. .......................            900         18,633
  General Electric Co. .............          3,800        588,050
  Mettler-Toledo International, Inc.
    (a) ............................          1,900         72,556
  PerkinElmer, Inc. ................          1,200         50,025
  Trinity Industries, Inc. .........            700         19,906
  Veeco Instrument, Inc. (a) .......            600         28,088
                                                    --------------
                                                           813,039
                                                    --------------
ELECTRONICS -- 1.6%
  Alpha Industries, Inc. (a) .......            900         51,581
  Arrow Electronics, Inc. (a) ......          6,900        175,087
  Avnet, Inc. ......................          2,700        163,350
  Cleco Corp. ......................            750         24,047
  CTS Corp. ........................            600         45,225
  ESS Technology, Inc. .............          1,275         28,289
  Gentex Corp. (a) .................          3,500         97,125
  Hadco Corp. (a) ..................            500         25,500
  Idacorp, Inc. ....................            575         15,417
  Kemet Corp. (a) ..................            775         34,923
  NorthWestern Corp. ...............            850         18,700
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
ELECTRONICS (CONT'D.)
  Novellus Systems, Inc. (a) .......          1,000 $      122,531
  Optical Coating Laboratory,
    Inc. ...........................          1,100        325,600
  Pioneer-Standard Electronics,
    Inc. ...........................          1,000         14,438
  Pittway Corp. ....................            875         39,211
  PMC-Sierra, Inc. (a) .............          1,100        176,344
  Power-One, Ltd. (a) ..............            200          9,163
  Rogers Corp. .....................            725         27,731
  Semtech Corp. (a) ................            725         37,791
  Texas Instruments, Inc. ..........          4,900        474,687
                                                    --------------
                                                         1,906,740
                                                    --------------
ENERGY -- 0.2%
  Newmont Mining Corp. .............          9,400        230,300
  NSTAR ............................          1,250         50,625
  RGS Energy Group, Inc. ...........            350          7,197
                                                    --------------
                                                           288,122
                                                    --------------
ENTERTAINMENT
  SFX Entertainment, Inc., Class A
    (a) ............................            900         32,569
                                                    --------------
FERTILIZER
  Potash Corp. of Saskatchewan,
    Inc. ...........................          1,300         62,644
                                                    --------------
FINANCIAL SERVICES -- 3.9%
  Allied Capital Corp. .............            400          7,325
  American Express Co. .............          1,300        216,125
  American Financial Group, Inc. ...          1,700         44,838
  American General Corp. ...........          1,700        128,988
  American International Group,
    Inc. ...........................          4,575        494,672
  Annuity & Life Re Holdings .......            600         15,675
  Arthur J. Gallagher & Co. ........            575         37,231
  AXA Financial, Inc. ..............          6,900        233,737
  Blanch (E.W.) Holdings, Inc. .....            325         19,906
  Chittenden Corp. .................            650         19,256
  Chubb Corp. ......................          6,900        388,556
  Citigroup, Inc. ..................         14,150        786,209
  Commerce Group, Inc. .............            600         15,675
  Dain Rauscher Corp. ..............            275         12,788
  Doral Financial Corp. ............          1,850         22,778
  Downey Financial Corp. ...........          1,700         34,319
  Eaton Vance Corp. ................          1,125         42,750
  Federated Investors, Inc., Class
    B ..............................          1,800         36,112
  Fidelity National Financial,
    Inc. ...........................            775         11,141
  Financial Security Holdings
    Ltd. ...........................          2,400        125,100
  First American Financial Corp. ...            775          9,639
  Foremost Corp. of America ........            875         24,828
  Knight/Trimark Group, Inc.,
    Class A (a) ....................            400         18,400
  LaBranche & Co., Inc. (a) ........          1,700         21,675
  Lehman Brothers Holdings, Inc. ...          1,700        143,969
  Medical Assurance, Inc. (a) ......            700         14,831
  Metris Co., Inc. .................          1,000         35,688
  Morgan (J.P.) & Co., Inc. ........            400         50,650
  Morgan Stanley Dean Witter
    (New) ..........................          3,800        542,450
  Mortgage.Com, Inc. (a) ...........            200          1,163
  Mutual Risk Management Ltd. ......            900         15,131
  Old Republic International
    Corp. ..........................          9,500        129,437
  Partnerre Ltd. ...................            700         22,706
  Presidential Life Corp. ..........          1,900         34,913
  Professionals Group, Inc. (a) ....          1,087         25,477
  Protective Life Corp. ............            725         23,064
  Quotesmith.Com, Inc. (a) .........            400          4,550
  Radian Group, Inc. ...............            979         46,747

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
FINANCIAL SERVICES (CONT'D.)
  Reinsurance Group of America,
    Inc. ...........................          2,900 $       80,475
  SAFECO Corp. .....................         10,000        248,750
  St. Paul Companies, Inc. .........          2,300         77,481
  The MONY Group, Inc. .............          1,000         29,188
  Tokio Marine & Fire Insurance
    Ltd., ADR.......................          2,300        135,987
  Webster Financial Corp. ..........          1,275         30,042
                                                    --------------
                                                         4,460,422
                                                    --------------
FOOD & BEVERAGE -- 0.4%
  Adolph Coors Co. .................            325         17,063
  Corn Products International,
    Inc. ...........................            725         23,744
  J & J Snack Foods Corp. (a) ......            800         16,400
  Nabisco Group Holdings Corp. .....         12,500        132,812
  Performance Food Group
    Co. (a) ........................            875         21,328
  Riviana Foods, Inc. ..............          1,600         28,400
  Sara Lee Corp. ...................          7,800        172,087
  Universal Foods Corp. ............            900         18,338
                                                    --------------
                                                           430,172
                                                    --------------
GAMING
  Anchor Gaming (a) ................            300         13,031
                                                    --------------
HEALTHCARE -- 3.9%
  Alpharma, Inc. ...................            450         13,838
  American Home Products Corp. .....          6,600        260,287
  Amgen, Inc. (a) ..................          3,800        228,237
  Bindley Western Industry, Inc. ...          1,100         16,569
  Bristol-Myers Squibb Co. .........          3,000        192,562
  Columbia / HCA Healthcare Corp. ..         18,000        527,625
  Datascope Corp. (a) ..............            725         29,000
  Dura Pharmaceuticals,
    Inc. (a) .......................          1,000         13,938
  Foundation Health Systems,
    Inc. (a) .......................         14,300        142,106
  Glaxo Holdings PLC ADR ...........          3,300        184,387
  Genentech, Inc. (a) ..............          1,300        174,850
  Hanger Orthopedic Group, Inc. ....          1,575         15,750
  HEALTHSOUTH Corp. (a) ............         14,900         80,088
  Inhale Therapeutic Systems,
    Inc. (a) .......................          2,000         85,125
  Johnson & Johnson, Inc. ..........          2,900        270,062
  King Pharmaceuticals,
    Inc. (a) .......................            500         28,031
  LifePoint Hospitals, Inc. (a) ....            400          4,725
  Ocular Sciences, Inc. (a) ........          1,400         26,425
  PacifiCare Health Systems,
    Class A (a) ....................          3,300        174,900
  PAREXEL International
    Corp. (a) ......................          2,000         23,625
  Patterson Dental Co. (a) .........            550         23,444
  ResMed, Inc. (a) .................            425         17,744
  Schering-Plough Corp. ............          2,200         92,813
  Tenet Healthcare Corp. (a) .......         21,500        505,250
  TLC Laser Eye Centers,
    Inc. (a) .......................            450          5,878
  Triad Hospitals Hldgs.,
    Inc. (a) .......................            400          6,050
  Trigon Healthcare, Inc. (a) ......            725         21,388
  United Healthcare Corp. ..........          6,600        350,625
  Warner-Lambert Co. ...............          5,600        458,850
  Wellpoint Health Networks,
    Inc. (a) .......................          7,700        507,719
                                                    --------------
                                                         4,481,891
                                                    --------------
HOME FURNISHINGS -- 0.1%
  Ethan Allen Interiors, Inc. ......          1,825         58,514
  Furniture Brands International,
    Inc. (a)........................          1,300         28,600
                                                    --------------
                                                            87,114
                                                    --------------
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
HOTELS & LEISURE -- 0.2%
  Gaylord Entertainment Co. ........            600 $       17,962
  Hilton Hotels Corp. ..............         10,200         98,175
  Hospitality Properties Trust .....            925         17,633
  MeriStar Hotels & Resorts,
    Inc. (a) .......................          9,900         35,269
  Park Place Entertainment
    Corp. (a) ......................            900         11,250
                                                    --------------
                                                           180,289
                                                    --------------
HUMAN RESOURCES -- 0.1%
  CDI Corp. (a) ....................            650         15,681
  Hotjobs.Com Ltd. (a) .............            100          4,369
  Interim Services, Inc. (a) .......          1,075         26,606
  RemedyTemp, Inc.,
    Class A (a) ....................          2,000         38,000
                                                    --------------
                                                            84,656
                                                    --------------
MACHINERY -- 0.2%
  Helix Technology Corp. ...........            400         17,925
  IDEX Corp. .......................          1,625         49,359
  JLG Industries, Inc. .............          1,450         23,109
  Kulicke & Soffa Industries,
    Inc. ...........................            800         34,050
  Lincoln Electric Holdings,
    Inc. (a) .......................          3,175         65,485
  Milacron, Inc. ...................            800         12,300
  Tecumseh Products Co.,
    Class A ........................            525         24,774
  Terex Corp. (a) ..................          1,075         29,831
  The Manitowoc Co., Inc. ..........            800         27,200
                                                    --------------
                                                           284,033
                                                    --------------
MISCELLANEOUS SERVICES -- 0.1%
  Banta Corp. ......................            625         14,102
  Service Corp. International ......         10,000         69,375
  Sylvan Learning Systems, Inc. ....            800         10,400
  Waters Corp. .....................          1,000         53,000
                                                    --------------
                                                           146,877
                                                    --------------
OFFICE EQUIPMENT & SUPPLIES -- 0.2%
  Harris Corp. .....................          8,300        221,506
  Kimball International, Inc., Class
    B ..............................            875         14,438
  Lanier Worldwide, Inc. (a) .......          8,300         32,163
  Wallace Computer Services,
    Inc. ...........................          1,175         19,534
                                                    --------------
                                                           287,641
                                                    --------------
OIL & GAS -- 1.3%
  Amerada Hess Corp. ...............            400         22,700
  Atlantic Richfield Co. ...........          3,300        285,450
  Atwood Oceanics, Inc. (a) ........            650         25,106
  Berry Petroleum Co., Class A .....          1,100         16,638
  Energen Corp. ....................          2,025         36,577
  Helmerich & Payne, Inc. ..........          2,675         58,348
  Kerr-McGee Corp. .................          2,100        130,200
  KeySpan Corp. ....................          3,900         90,431
  Marine Drilling Co., Inc. (a) ....          3,700         83,019
  Mitchell Energy & Development
    Corp., Class A .................          1,025         22,614
  Newfield Exploration Co. (a) .....          3,700         98,975
  Nuevo Energy Co. .................          2,600         48,750
  Occidental Petroleum Corp. .......          4,100         88,662
  ONEOK, Inc. ......................          1,275         32,034
  SEACOR SMIT, Inc. (a) ............            475         24,581
  Southwestern Energy Co. ..........          2,075         13,617
  Total SA ADR .....................          4,948        342,649
  Ultramar Diamond Shamrock ........            600         13,613
  Valero Energy Corp. ..............            700         13,913

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
OIL & GAS (CONT'D.)
  Varco International, Inc. (a) ....          1,500 $       15,281
  WICOR, Inc. ......................            875         25,539
                                                    --------------
                                                         1,488,697
                                                    --------------
PAPER & PACKAGING -- 2.0%
  Ball Corp. .......................            925         36,422
  Chesapeake Corp. .................            500         15,250
  Fort James Corp. .................          2,400         65,700
  Georgia-Pacific Corp. (Timber
    Group)..........................          6,500        329,875
  Georgia-Pacific Corp. ............          3,900         96,037
  Glatfelter (P.H.) Co. ............          1,275         18,567
  International Paper Co. ..........          6,300        355,556
  Mead Corp. .......................          6,600        286,688
  Pope & Talbot, Inc. ..............          1,275         20,400
  Potlatch Corp. ...................            925         41,278
  Rayonier, Inc. ...................          2,400        115,950
  Temple-Inland, Inc. ..............          3,900        257,156
  Weyerhaeuser Co. .................          4,700        337,519
  Willamette Industries, Inc. ......          7,000        325,063
                                                    --------------
                                                         2,301,461
                                                    --------------
REAL ESTATE -- 0.3%
  Bradley Real Estate, Inc. ........          1,275         22,233
  BRE Properties, Inc. .............          1,050         23,822
  Cabot Industrial Trust ...........          1,250         22,969
  Catellus Development
    Corp. (a) ......................          1,525         19,539
  Franchise Finance Corp. of
    America ........................          1,975         47,277
  Gables Residential Trust .........            875         21,000
  Glenborough Realty Trust, Inc. ...          2,100         28,087
  Health Care Property Invest,
    Inc. ...........................            200          4,775
  Health Care Reit, Inc. ...........          1,050         15,881
  MeriStar Hospitality Corp. .......          4,200         67,200
  Nationwide Health Properties,
    Inc. ...........................          1,825         25,094
  Reckson Assocs. Reality Corp. ....          1,950         39,975
                                                    --------------
                                                           337,852
                                                    --------------
RESTAURANTS -- 0.6%
  CKE Restaurants, Inc. ............          5,500         32,313
  Darden Restaurants, Inc. .........         23,300        422,312
  Jack In The Box, Inc. (a) ........            600         12,413
  McDonald's Corp. .................          5,700        229,781
  Ryan's Family Steak Houses,
    Inc. (a)........................          5,750         48,875
                                                    --------------
                                                           745,694
                                                    --------------
RETAIL -- 2.4%
  1-800-Flowers.Com, Inc.,
    Class A (a) ....................          1,000         10,688
  BJ's Wholesale Club, Inc. (a) ....            775         28,287
  Buckle, Inc. (a) .................            875         12,961
  Consolidated Stores Corp. (a) ....          4,700         76,375
  Department 56, Inc. ..............            675         15,272
  Dillards, Inc., Class A ..........         10,200        205,912
  Gap, Inc. ........................          6,950        319,700
  Home Depot, Inc. .................         10,050        689,053
  IKON Office Solutions, Inc. ......         14,600         99,462
  Kmart Corp. (a) ..................         22,800        229,425
  Kohl's Corp. (a) .................          3,700        267,094
  Micro Warehouse, Inc. (a) ........          1,650         30,525
  Pep Boys - Manny, Moe & Jack .....          1,500         13,688
  Ross Stores, Inc. ................          2,875         51,570
  Sears, Roebuck & Co. .............          2,400         73,050
  Stamps.Com, Inc. (a) .............            100          4,163
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
RETAIL (CONT'D.)
  Tiffany & Co. ....................          2,200 $      196,350
  Toys "R" Us, Inc. (a) ............          6,900         98,756
  Wal-Mart Stores, Inc. ............          4,600        317,975
  Zale Corp. (a) ...................            950         45,956
                                                    --------------
                                                         2,786,262
                                                    --------------
SEMICONDUCTORS -- 1.1%
  Applied Materials, Inc. (a) ......          2,100        266,044
  ATMI, Inc. (a) ...................            800         26,450
  Broadcom Corp., Class A ..........            600        163,425
  Cypress Semiconductor Corp. ......          1,000         32,375
  Etec Systems, Inc. (a) ...........          2,200         98,725
  Flextronics International Ltd.
    (a) ............................          1,600         73,600
  Integrated Device Technology,
    Inc. ...........................          1,450         42,050
  Intel Corp. ......................          5,200        428,025
  KLA Instruments Corp. (a) ........          1,800        200,475
                                                    --------------
                                                         1,331,169
                                                    --------------
STEEL & METALS -- 0.9%
  AK Steel Holding Corp. ...........          1,875         35,391
  Alcoa, Inc. ......................          6,600        547,800
  Carpenter Technology Corp. .......            500         13,719
  Cleveland-Cliffs, Inc. ...........            775         24,122
  Commercial Metals Co. ............          1,200         40,725
  Freeport-McMoRan
    Copper & Gold, Inc. (a).........         13,000        241,312
  Kaydon Corp. .....................            700         18,769
  Precision Castparts Corp. ........            525         13,781
  Reliance Steel & Aluminum
    Co. (a) ........................          2,162         50,672
  Steel Technologies, Inc. .........          1,175         17,037
                                                    --------------
                                                         1,003,328
                                                    --------------
TELECOMMUNICATIONS -- 4.4%
  Airgate PCS, Inc. (a) ............            100          5,275
  Allegiance Telecom, Inc. (a) .....          1,900        175,275
  ALLTEL Corp. (a) .................          3,300        272,889
  AT&T Corp. .......................          5,200        263,900
  AT&T Corp., Class A ..............          5,500        312,125
  AVT Corp. (a) ....................            600         28,200
  C-Cor.Net Corp. (a) ..............            100          7,663
  Carrier Access Corp. (a) .........          1,200         80,775
  Intermedia Communications,
    Inc. (a)........................            500         19,406
  JDS Uniphase Corp. (a) ...........          1,400        225,837
  Level 3 Communications
    Holdings Corp. (a) .............            525         21,853
  Level 3 Communications,
    Inc. (a) .......................          1,600        131,000
  Lucent Technologies, Inc. ........          2,925        218,827
  MCI WorldCom, Inc. (a) ...........          5,850        310,416
  Metromedia Fiber Network,
    Inc. (a) .......................          2,300        110,256
  Motorola, Inc. ...................          2,200        323,950
  Nextlink Communications, Inc.,
    Class A (a).....................          1,700        141,206
  Nokia Corp. ADR (a) ..............          3,100        589,000
  NTL, Inc. (a) ....................          2,800        349,300
  Pacific Gateway Exchange,
    Inc. (a) .......................          2,975         50,761
  Plantronics, Inc. (a) ............            250         17,891
  Polycom, Inc. (a) ................            900         57,319
  Qwest Communications,
    Inc. (a) .......................         10,200        438,600
  Tellabs, Inc. (a) ................          3,700        237,494
  Tumbleweed Communications
    Corp. (a).......................            300         25,425
 (CONT'D.)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
TELECOMMUNICATIONS (CONT'D.)
  Vodafone Group PLC ADR ...........          8,200 $      405,900
  Voicestream Wireless
    Corp. (a) ......................          1,700        241,931
                                                    --------------
                                                         5,062,474
                                                    --------------
TOBACCO -- 0.6%
  Loews Corp. ......................          6,300        382,331
  Philip Morris Companies, Inc. ....          6,900        159,994
  R J Reynolds Tobacco Holdings,
    Inc.............................          4,200         74,025
  Universal Corp. ..................          1,600         36,500
                                                    --------------
                                                           652,850
                                                    --------------
TRANSPORTATION/SHIPPING -- 0.3%
  Air Express International
    Corp. ..........................          4,700        151,869
  Alexander & Baldwin, Inc. ........            850         19,391
  Forward Air Corp. (a) ............            600         26,025
  Roadway Express, Inc. ............          1,575         34,059
  Sea Containers Ltd. ..............            800         21,300
  US Freightways Corp. .............          1,000         47,875
                                                    --------------
                                                           300,519
                                                    --------------
UTILITIES -- 0.5%
  California Water Service Group ...            775         23,492
  Calpine Corp. (a) ................            425         27,200
  Conectiv, Inc. ...................          1,100         18,494
  Equitable Resources, Inc. ........          1,175         39,215
  GPU, Inc. ........................          2,300         68,856
  Public Service Co. of New
    Mexico (a) .....................          2,300         37,375
  Reliant Energy, Inc. .............          3,900         89,213
  Unicom Corp. .....................          3,900        130,650
  Washington Gas Light Co. .........          3,275         90,062
                                                    --------------
                                                           524,557
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Casella Waste Systems, Inc.,
    Class A (a).....................          2,700         50,963
  Waste Management, Inc. ...........          5,400         92,812
                                                    --------------
                                                           143,775
                                                    --------------
TOTAL COMMON STOCKS
  (cost $37,945,837)...............................     43,885,801
                                                    --------------
WARRANTS (a)                              UNITS
                                      -------------
  Intersil Holding Corp.,
    Expires 8/15/09 ................             20          3,000
                                                    --------------
      (cost $0)

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT
CORPORATE BONDS -- 29.3%       (UNAUDITED)   (000)
                               ----------- ---------
AEROSPACE -- 0.2%
  BE Aerospace, Inc.,
    Sr. Sub. Notes,
    9.50%, 11/01/08 .........      B1      $      50         46,750
                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
AEROSPACE (CONT'D.)
  Continental Airlines, Inc.,
    Sr. Notes,
    8.00%, 12/15/05 .........      Ba2     $     150 $      137,199
  US Air, Inc.,
    Sr. Notes,
    9.63%, 02/01/01 .........      B3             50         49,750
                                                     --------------
                                                            233,699
                                                     --------------
APPAREL
  Phillips Van-Heusen Corp.,
    Sr. Sub. Notes,
    9.50%, 05/01/08 .........      B1             50         46,500
                                                     --------------
AUDIO/VISUAL -- 0.2%
  Imax Corp.,
    Sr. Notes,
    7.88%, 12/01/05 .........      Ba2           300        282,000
                                                     --------------
AUTOMOBILES & TRUCKS -- 0.5%
  Collins & Aikman Products
    Co.,
    Sr. Sub. Notes,
    11.50%, 04/15/06 ........      B2             10          9,875
  Hayes Wheels Int'l., Inc.,
    Sr. Sub. Notes,
    9.13%, 07/15/07 .........      B3            150        144,375
  JPS Automotive Products
    LLC.,
    Sr. Notes,
    11.13%, 06/15/01 ........      B1            150        149,250
  Lear Corp.,
    Sr. Notes,
    8.11%, 05/15/09 .........      Ba1           250        240,000
  United Rentals, Inc.,
    Sr. Sub. Notes,
    9.25%, 01/15/09 .........      B1             55         52,800
                                                     --------------
                                                            596,300
                                                     --------------
BANKING -- 1.5%
  Banco Latinoamericano,
    Notes,
    6.75%, 03/01/01 .........     Baa1           500        499,055
  Export Import Bank Korea,
    Notes,
    6.50%, 11/15/06 .........      B1            400        381,096
  Korea Development Bank,
    Notes,
    7.90%, 02/01/02 .........     Baa3           500        501,040
  Popular North America,
    Inc.,
    Notes,
    7.38%, 09/15/01 .........      A3            400        399,924
                                                     --------------
                                                          1,781,115
                                                     --------------
BROADCASTING & OTHER MEDIA -- 0.5%
  Ackerley Group, Inc.,
    Sr. Sub. Notes,
    9.00%, 01/15/09 .........      B2            150        147,000
  Chancellor Media Corp.,
    Sr. Sub. Notes,
    9.00%, 10/01/08 .........      B1            150        156,000
  Intersil Corp.,
    Sr. Sub. Notes,
    13.25%, 08/15/09 ........      B3             20         21,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
BROADCASTING & OTHER MEDIA (CONT'D.)
  Paxson Communications
    Corp.,
    Sr. Sub. Notes,
    11.63%, 10/01/02 ........      B3      $      25 $       25,813
  Susquehanna Media Co.,
    Sr. Sub. Notes,
    8.50%, 05/15/09 .........      B1            200        194,500
                                                     --------------
                                                            545,113
                                                     --------------
BUILDING & CONSTRUCTION -- 0.4%
  Ainsworth Lumber Ltd.,
    Sr. Notes,
    12.50%, 07/15/07 ........      B3            250        276,250
  Building Materials Corp.,
    Sr. Notes,
    7.75%, 07/15/05 .........      Ba3            15         13,650
    8.00%, 12/01/08 .........      Ba3           100         90,250
  Standard Pacific Corp.,
    Sr. Sub. Notes,
    8.50%, 04/01/09 .........      Ba2            80         74,800
                                                     --------------
                                                            454,950
                                                     --------------
CABLE -- 0.9%
  Avalon Cable, Inc.,
    Sr. Sub. Notes,
    9.38%, 12/01/08 .........      B3            150        151,500
  Century Communications
    Corp.,
    Sr. Notes,
    Zero Coupon, 03/15/03 ...      B1            250        178,125
  Charter Communication
    Holding LLC,
    Sr. Notes,
    8.63%, 04/01/09 .........      B2            100         93,250
  Classic Cable, Inc.,
    Sr. Sub. Notes,
    9.38%, 08/01/09 .........      B3             20         19,300
  Diamond Cable Co.,
    Sr. Disc. Notes,
    13.25%, 09/30/04 ........      B3            150        161,062
  Rogers Cablesystems, Inc.,
    Sr. Sec. Notes,
    9.63%, 08/01/02 .........      Ba3           150        153,750
  United Pan Europe
    Communication,
    Sr. Notes,
    10.88%, 08/01/09 ........      B2            255        258,825
                                                     --------------
                                                          1,015,812
                                                     --------------
CHEMICALS -- 0.3%
  Georgia Gulf Corp.,
    Sr. Sub. Notes,
    10.38%, 11/01/07 ........      B1             50         52,188
  Lyondell Chemical Co.,
    Sr. Notes,
    9.88%, 05/01/07 .........      Ba3           125        127,500
  Sterling Chemical Holdings,
    Inc.,
    Sr. Sub. Notes,
    11.75%, 08/15/06 ........      B3             35         26,250
                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
CHEMICALS (CONT'D.)
  Sterling Chemicals, Inc.,
    Sr. Notes,
    12.38%, 07/15/06 ........      B3      $      50 $       51,500
  ZSC Specialty Chemical PLC,
    Sr. Notes,
    11.00%, 07/01/09 ........      B2             60         62,100
                                                     --------------
                                                            319,538
                                                     --------------
COMMERCIAL SERVICES -- 0.3%
  Iron Mountain, Inc.,
    Sr. Sub. Notes,
    8.25%, 07/01/11 .........      B2            250        227,500
  Pierce Leahy Corp.,
    Sr. Sub. Notes,
    11.13%, 07/15/06 ........      B3             99        105,683
                                                     --------------
                                                            333,183
                                                     --------------
COMPUTER SERVICES -- 0.5%
  Exodus Communications,
    Inc.,
    Sr. Notes,
    10.75%, 12/15/09 ........      NR             50         50,750
  PSINet, Inc.,
    Sr. Notes,
    11.00%, 08/01/09 ........      B3            150        154,125
  Unisys Corp.,
    Sr. Notes,
    12.00%, 04/15/03 ........      Ba1           250        266,250
  Verio, Inc.,
    Sr. Notes,
    11.25%, 12/01/08 ........      B3              5          5,250
    10.63%, 11/15/09 ........      B3            100        102,500
                                                     --------------
                                                            578,875
                                                     --------------
CONTAINERS -- 0.2%
  Ball Corp.,
    Sr. Sub. Notes,
    8.25%, 08/01/08 .........      B1            150        144,000
  Owen-Illinois, Inc.,
    Sr. Debt,
    7.50%, 05/15/10 .........      Ba1           100         87,922
  Packaged Ice, Inc.,
    Sr. Notes,
    9.75%, 02/01/05 .........      B3             75         68,625
                                                     --------------
                                                            300,547
                                                     --------------
COSMETICS/TOILETRIES
  Revlon Consumer Products
    Corp.,
    Sr. Notes,
    9.00%, 11/01/06 .........      B2            100         76,000
                                                     --------------
DIVERSIFIED SERVICES -- 2.1%
  Corning Consumer Products
    Co.,
    Sr. Sub. Notes,
    9.63%, 05/01/08 .........      B3            200        157,000
  Cox Enterprises, Inc.,
    Notes,
    6.63%, 06/14/02 .........     Baa1           600        591,318
  Gentek, Inc.,
    Sr. Sub. Notes,
    11.00%, 08/01/09 ........      B2            150        156,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
DIVERSIFIED SERVICES (CONT'D.)
  Golden State Holdings,
    Sr. Notes,
    6.75%, 08/01/01 .........      Ba1     $     800 $      771,350
  SCG Hldg. Corp. &
    Semiconductor,
    Sr. Notes,
    12.00%, 08/01/09 ........      B2             35         37,188
  Sun World International,
    Inc.,
    First Mtge.,
    11.25%, 04/15/04 ........      B2              5          5,100
  Tenneco, Inc.,
    Sr. Sub. Notes,
    11.63%, 10/15/09 ........      B2            145        147,175
  Venture Holdings Trust,
    Sr. Notes,
    9.50%, 07/01/05 .........      B2             40         36,400
  WFS Financial Owner Trust,
    Notes Ser. 1997-D,
    6.25%, 03/20/03 .........      Aaa           500        498,912
                                                     --------------
                                                          2,400,443
                                                     --------------
ELECTRICAL POWER -- 0.7%
  Niagara Mohawk Power Corp.,
    Sr. Notes,
    7.75%, 10/01/08 .........     Baa3           800        798,904
                                                     --------------
ELECTRONICS -- 0.3%
  AES Corp.,
    Sr. Notes,
    9.50%, 06/01/09 .........      Ba1           350        357,000
                                                     --------------
ENERGY -- 0.1%
  P & L Coal Holdings Corp.,
    Sr. Notes,
    8.88%, 05/15/08 .........      Ba3           125        122,188
                                                     --------------
FINANCIAL SERVICES -- 7.5%
  American General Finance
    Corp.,
    Notes,
    6.88%, 12/14/01 .........      A2          1,300      1,296,699
  Bayview Financial Revolving
    Mortgage Loan, Notes,
    6.89%, 08/25/29 .........      NR            500        491,719
  Bear Stearns Co., Inc.,
    Notes,
    5.89% (d), 3/18/05 ......      A2            300        300,558
  Cendent Mortgage Corp.,
    Notes,
    7.25%, 05/18/13 .........      NR            600        584,437
  Chevy Chase Savings Bank,
    Sub. Debt.,
    9.25%, 12/01/05 .........      B1            105        100,275
  Coinstar, Inc.,
    Sr. Disc. Notes,
    13.00%, 10/01/06 ........      NR            100        103,000
  Empire Funding Home Loan
    Owner Trust, Notes,
    6.26%, 06/25/10 .........      Aaa           500        496,186
  Ford Credit Auto Owner
    Trust,
    Notes,
    5.77%, 11/15/01 .........      Aaa           500        497,340
                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------

FINANCIAL SERVICES (CONT'D.)
  GMAC, Notes,
    8.50%, 01/01/03 .........      A2      $     600 $      621,774
  Household Finance Corp.,
    Notes,
    6.51% (d), 08/06/02 .....      A2            900        904,599
  MBNA, Notes,
    6.88%, 07/15/04 .........     Baa1           500        483,285
  Metris Cos, Inc.,
    Sr. Notes,
    10.13%, 07/15/06 ........      Ba3           150        142,500
  Morgan (J.P.) & Co., Inc.,
    Sr. Sub. Notes,
    3.36% (d), 02/15/12 .....      A2            600        520,278
  Morgan Stanley Dean Witter,
    Global Notes,
    5.63%, 01/20/04 .........      Aa3           500        470,965
  Onyx Acceptance Auto Trust,
    Notes,
    6.30%, 05/15/04 .........      Aaa           188        186,948
  RBF Finance Co.,
    Notes,
    11.00%, 03/15/06 ........      Ba3           280        302,400
  Sears Roebuck Acceptance
    Corp.,
    Notes,
    6.62%, 07/09/02 .........      A3            500        488,260
  Sovereign Bancorp, Inc.,
    Sr. Notes,
    10.50%, 11/15/06 ........      Ba3           200        204,000
  WFS Financial Owner Trust,
    Notes,
    6.41%, 07/20/02 .........      Aaa           500        499,963
                                                     --------------
                                                          8,695,186
                                                     --------------
FOOD & BEVERAGE -- 1.1%
  Agrilink Foods, Inc.,
    Sr. Sub. Notes,
    11.88%, 11/01/08 ........      B3             15         15,150
  Ameriserve Food
    Distribution, Inc.,
    Sr. Notes,
    Zero Coupon (until
      10/15/00),
      8.875%, 10/15/06 ......      B2            350        192,500
  Carrols Corp.,
    Sr. Sub. Notes,
    9.50%, 12/01/08 .........      B2            250        227,500
  Cott Corp.,
    Sr. Notes,
    8.50%, 05/01/07 .........      B1            250        232,500
  Del Monte Foods Co.,
    Sr. Discount Notes,
    Zero Coupon (until
      12/15/02)
      12.50%, 12/15/07 ......     Caa1            55         42,625
  Dominos, Inc.,
    Sr. Sub. Notes,
    10.38%, 01/15/09 ........      B3             25         24,000
  Pilgrim's Pride Corp.,
    Sr. Sub. Notes,
    10.88%, 08/01/03 ........      B1            225        226,687

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
 (CONT'D.)
FOOD & BEVERAGE (CONT'D.)
  Purina Mills, Inc., (b)
    Sr. Sub. Notes,
    9.00%, 03/15/10 (cost
      $134,761; purchased
      05/03/99) .............      B2      $     150 $       37,500
  Stater Brothers Holdings,
    Inc.,
    Sr. Notes,
    10.75%, 08/15/06 ........      B2             70         70,700
  Vlasic Foods Int'l., Inc.,
    Sr. Sub. Notes,
    10.25%, 07/01/09 ........      B2            200        190,500
                                                     --------------
                                                          1,259,662
                                                     --------------
GAMING -- 0.8%
  Aztar Corp.,
    Sr. Sub. Notes,
    8.88%, 05/15/07 .........      B1            150        144,000
  Circus Circus Enterprises,
    Inc.,
    Sr. Sub. Notes,
    7.63%, 07/15/13 .........      Ba2           100         85,625
  Coast Hotels & Casinos,
    Inc.,
    Sr. Sub. Notes,
    9.50%, 04/01/09 .........      B3             75         72,000
  Harrahs Operating, Inc.,
    Gtd. Sr. Sub. Notes,
    7.88%, 12/15/05 .........      Ba2           150        146,250
  Hollywood Park, Inc.,
    Sr. Sub. Notes,
    9.25%, 02/15/07 .........      B2            100         99,250
  Horseshoe Gaming LLC,
    Sr. Sub. Notes,
    8.63%, 05/15/09 .........      B2            250        240,625
  Mohegan Tribal Gaming
    Authority,
    Sr. Notes,
    8.13%, 01/01/06 .........      Ba2           100         97,000
                                                     --------------
                                                            884,750
                                                     --------------
HEALTHCARE -- 1.0%
  Abbey Healthcare Group,
    Inc.,
    Sr. Sub. Notes,
    9.50%, 11/01/02 .........      B3            100         98,000
  Biovail Corp. Int'l.,
    Sr. Notes,
    10.88%, 11/15/05 ........      B2            100        105,000
  Columbia/HCA Healthcare
    Corp.,
    Deb.,
    7.05%, 12/01/27 .........      Ba2            55         40,975
    7.50%, 11/15/95 .........      Ba2            20         16,600
    Notes,
    7.69%, 06/15/25 .........      Ba2           100         82,000
  Concentra Operating Corp.,
    Sr. Sub. Notes,
    13.00%, 08/15/09 ........      B3             25         22,750
  Fresenius Med Care Capital
    Trust,
    Gtd. Notes,
    9.00%, 12/01/06 .........      Ba3           125        122,500
  Healthsouth Corp.,
    Sr. Notes,
    7.00%, 06/15/08 .........     Baa3           250        205,540
                               ----------- --------- --------------
  ICN Pharmaceuticals, Inc.,
    Sr. Notes,
    8.75%, 11/15/08 .........      Ba3           100         95,500
                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
HEALTHCARE (CONT'D.)
  Integrated Health Services,
    Inc., (c)
    Sr. Sub. Notes,
    9.25%, 01/15/08 .........       C      $     150 $       12,375
  Lifepoint Hospitals
    Holdings, Inc.,
    Sr. Sub. Notes,
    10.75%, 05/15/09 ........      B3            100        104,000
  Magellan Health Services,
    Inc.,
    Sr. Sub. Notes,
    9.00%, 02/15/08 .........      B3            100         81,000
  Triad Hospitals Hldgs.,
    Inc.,
    Sr. Sub. Notes,
    11.00%, 05/15/09 ........      B3            125        130,000
                                                     --------------
                                                          1,116,240
                                                     --------------
HOTELS & LEISURE -- 0.6%
  Ballys Health & Tennis
    Corp.,
    Sr. Sub. Notes,
    9.88%, 10/15/07 .........      B3            150        145,125
  Meditrust, Sr. Notes,
    7.40%, 09/15/05 .........      Ba1           100         80,516
  Premier Parks, Inc.,
    Sr. Notes,
    9.75%, 06/15/07 .........      B3            350        351,750
  Vail Resorts, Inc.,
    Sr. Sub. Notes,
    8.75%, 05/15/09 .........      B1            100         93,500
                                                     --------------
                                                            670,891
                                                     --------------
INDUSTRIALS -- 0.2%
  Huntsman ICI Chemicals,
    Inc.,
    Sr. Sub. Notes,
    10.13%, 07/01/09 ........      B2             50         51,250
  Iasis Healthcare Corp.,
    Sr. Sub. Notes,
    13.00%, 10/15/09 ........      B3            100        103,000
  United Int'l. Holdings,
    Inc.,
    Sr. Disc. Notes,
    Zero Coupon (until
      02/15/03),
      10.75%, 2/15/08 .......      B3            150         96,000
                                                     --------------
                                                            250,250
                                                     --------------
MACHINERY -- 0.1%
  Applied Power, Inc.,
    Sr. Sub. Notes,
    8.75%, 04/01/09 .........      B1            150        146,625
                                                     --------------
MISCELLANEOUS SERVICES -- 0.1%
  IT Group, Inc.,
    Sr. Sub. Notes,
    11.25%, 04/01/09 ........      B3             50         48,750
  La Petite Academy, Inc.,
    Sr. Notes,
    10.00%, 05/15/08 ........      B3             50         36,750
                                                     --------------
                                                             85,500
                                                     --------------
OIL & GAS -- 1.9%
  Chesapeake Energy Corp.,
    Sr. Notes,
    9.63%, 05/01/05 .........      B3            155        146,475
  Eott Energy Partners LP,
    Sr. Notes,
    11.00%, 10/01/09 ........      Ba2           130        135,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
OIL & GAS (CONT'D.)
  Gulf Canada Resources Ltd.,
    Sr. Notes,
    8.35%, 08/01/06 .........      Ba1     $     120 $      118,050
    Sr. Sub. Deb.,
    9.63%, 07/01/05 .........      Ba2            30         30,750
  Leviathan Gas Partner,
    Sr. Sub. Notes,
    10.38%, 06/01/09 ........      Ba2           200        208,000
  Occidental Petroleum Corp.,
    Sr. Notes,
    6.40%, 04/01/03 .........     Baa3           400        385,656
  Parker Drilling Co.,
    Sr. Notes,
    9.75%, 11/15/06 .........      B1            200        193,500
  Petroleos Mexicanos,
    Notes,
    9.38%, 12/02/08 .........      NR            500        513,750
  Plains Resources, Inc.,
    Sr. Sub. Notes,
    10.25%, 03/15/06 ........      B2             20         19,500
    Company Gtd.,
    10.25%, 03/15/06 ........      B2            150        145,875
  Swift Energy Co.,
    Sr. Sub. Notes,
    10.25%, 08/01/09 ........      B2             40         40,300
  Triton Energy Ltd.,
    Sr. Notes,
    9.25%, 04/15/05 .........      B1            250        253,125
                                                     --------------
                                                          2,190,181
                                                     --------------
PAPER & PACKAGING -- 0.4%
  Doman Industries Ltd.,
    Sr. Notes,
    8.75%, 03/15/04 .........      B1            100         86,000
    9.25%, 11/15/07 .........      B1             25         20,000
  Stone Container Corp.,
    Sr. Sub. Debt,
    12.25%, 04/01/02 ........      B3            350        354,375
                                                     --------------
                                                            460,375
                                                     --------------
PRINTING & PUBLISHING -- 0.3%
  Mail-Well I Corp.,
    Sr. Sub. Notes,
    8.75%, 12/15/08 .........      B1            150        142,500
  Transwestern Publishing
    Co., LP,
    Sr. Sub. Notes,
    9.63%, 11/15/07 .........      B2            100         99,500
  World Color Press, Inc.,
    Sr. Sub. Notes,
    7.75%, 02/15/09 .........     Baa3           100         95,500
                                                     --------------
                                                            337,500
                                                     --------------
REAL ESTATE -- 0.2%
  HMH Properties, Inc.,
    Sr. Notes,
    7.88%, 08/01/08 .........      Ba2           125        111,875
    8.45%, 12/01/08 .........      Ba2           150        138,375
                                                     --------------
                                                            250,250
                                                     --------------
                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
RESTAURANTS -- 0.2%
  Advantica Restaurant Group,
    Inc.,
    Sr. Notes,
    11.25%, 01/15/08 ........      B2      $     100 $       75,500
  CKE Restaurants, Inc.,
    Sr. Sub. Notes,
    9.13%, 05/01/09 .........      B2             50         38,000
  Felcor Suites LP,
    Gtd. Sr. Notes,
    7.38%, 10/01/04 .........      Ba1           150        138,000
  Sbarro, Inc.,
    Sr. Notes,
    11.00%, 09/15/09 ........      Ba3            30         31,050
                                                     --------------
                                                            282,550
                                                     --------------
RETAIL -- 0.1%
  Musicland Group, Inc.,
    Sr. Sub. Notes,
    9.88%, 03/15/08 .........      B3             35         31,675
  Pathmark Stores, Inc.,
    Sr. Sub. Notes,
    9.63%, 05/01/03 .........      B3            100         73,000
                                                     --------------
                                                            104,675
                                                     --------------
STEEL & METALS -- 1.0%
  AK Steel Corp.,
    Sr. Notes,
    7.88%, 02/15/09 .........      Ba2           250        236,250
  Algoma Steel, Inc.,
    First Mtge.,
    12.38%, 07/15/05 ........      B1             15         14,062
  Kaiser Aluminum & Chemical,
    Sr. Notes,
    9.88%, 02/15/02 .........      B1            225        222,750
  LTV Corp.,
    Sr. Notes,
    11.75%, 11/15/09 ........      Ba3            60         63,000
  National Steel Corp.,
    First Mtge.,
    9.88%, 03/01/09 .........      Ba3           250        255,000
  RMI USA LLC,
    Sr. Notes,
    10.00%, 06/01/09 ........      B1             60         59,700
  Russel Metals, Inc.,
    Sr. Notes,
    10.00%, 06/01/09 ........      B1             90         89,550
  Sheffield Steel Corp.,
    First Mtge.,
    11.50%, 12/01/05 ........      NR             20         17,000
  UCAR Global Enterprises,
    Inc.,
    Sr. Sub. Notes,
    12.00%, 01/15/05 ........      B2            150        155,625
                                                     --------------
                                                          1,112,937
                                                     --------------
TELECOMMUNICATIONS -- 3.9%
  AT&T Capital Corp.,
    Notes,
    6.80%, 02/01/01 .........      A1            500        497,285
  Clearnet Communications,
    Inc.,
    Sr. Disc. Notes,
    Zero Coupon
      (until 5/01/04)
      10.13%, 5/01/09 .......      B3            110         66,825

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
TELECOMMUNICATIONS (CONT'D.)
  Global Crossing Holdings
    Ltd.,
    Sr. Notes,
    9.50%, 11/15/09 .........      Ba2     $     250 $      247,187
  Hyperion
    Telecommunications, Inc.,
    Sr. Disc. Notes,
    Zero Coupon
      (until 4/15/01)
      13.00%, 4/15/03 .......      B3             45         40,050
  Intermedia Communications,
    Inc.,
    Sr. Notes,
    9.50%, 03/01/09 .........      B2            400        384,000
  Level 3 Communications,
    Inc.,
    Sr. Disc. Notes,
    Zero Coupon
      (until 12/01/03)
      10.50%, 12/01/08 ......      B3            130         78,325
    Sr. Notes,
    9.13%, 05/01/08 .........      B3             30         28,350
  MCI Communications Corp.,
    Notes,
    6.13%, 04/15/02 .........      A3            400        393,512
  MCI World.com, Inc.,
    Sr. Notes,
    8.88%, 01/15/06 .........      A3            600        629,742
  Mcleodusa, Inc.,
    Sr. Notes,
    8.13%, 02/15/09 .........      B1             95         88,350
  Metromedia Fiber Network,
    Inc.,
    Sr. Notes,
    10.00%, 12/15/09 ........      B2             65         66,463
  Nextel Communications,
    Inc.,
    Sr. Disc. Notes,
    Zero Coupon
      (until 9/15/02)
      10.65%, 9/15/07 .......      B1             10          7,475
    Sr. Notes,
    9.38%, 11/15/09 .........      B1            350        343,875
  Nextlink Communications,
    Inc.,
    Sr. Notes,
    10.75%, 06/01/09 ........      B3            330        339,900
  NTL Communications Corp.,
    Sr. Notes,
    Zero Coupon
      (until 10/01/03)
      12.38%, 10/01/08 ......      B3            250        176,250
  Price Communications
    Wireless Co.,
    Sr. Sec'd. Notes,
    9.13%, 12/15/06 .........      Ba2            75         76,875
  Primus Telephone Group,
    Inc.,
    Sr. Notes,
    12.75%, 10/15/09 ........      B3            100        103,500
  RCN Corp.,
    Sr. Notes,
    10.00%, 10/15/07 ........      B3              5          4,975
    10.13%, 01/15/10 ........      B3             55         54,863
  Telewest PLC,
    Sr. Disc. Deb.,
    Zero Coupon
      (until 10/1/00)
      11.00% 10/1/07 ........      B1        250,000        233,125
  Tritel PCS, Inc.,
    Sr. Sub. Disc. Notes,
    Zero Coupon
      (until 5/15/04)
      12.75%, 5/15/09 .......      B3            200        126,000
                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)    (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
TELECOMMUNICATIONS (CONT'D.)
  Triton PCS, Inc.,
    Sr. Sub. Disc. Notes,
    Zero Coupon
      (until 5/1/03)
      11.00%, 5/1/08 ........      B3      $     125 $       88,437
  United Pan-Europe,
    Sr. Notes,
    Zero Coupon (until
      8/1/04)
      12.50%, 8/01/09 .......      B2            100         56,500
  Voicestream Wireless Corp.,
    Sr. Disc. Notes,
    10.38%, 11/15/09 ........                     85         87,550
    Zero Coupon (until
      11/15/04)
      11.88%, 11/15/09 ......      B2             65         39,162
  Williams Communications
    Group, Inc.,
    Sr. Notes,
    10.88%, 10/01/09 ........      B2            240        251,100
  Worldwide Fiber, Inc.,
    Sr. Notes,
    12.00%, 08/01/09 ........      B3             30         30,975
                                                     --------------
                                                          4,540,651
                                                     --------------
TEXTILES -- 0.1%
  Burlington Industries,
    Inc.,
    Debt,
    7.25%, 08/01/27 .........      Ba1           100         76,000
  Collins & Aikman
    Floorcovering,
    Sr. Sub. Notes,
    10.00%, 01/15/07 ........      B3             50         49,250
                                                     --------------
                                                            125,250
                                                     --------------
TRANSPORTATION/SHIPPING -- 0.1%
  Alliance Atlantis Commerce,
    Inc.,
    Sr. Sub. Notes,
    13.00%, 12/15/09 ........      B2             35         35,000
  American Commercial Lines
    LLC,
    Sr. Notes,
    10.25%, 06/30/08 ........      B1             50         48,000
                                                     --------------
                                                             83,000
                                                     --------------
UTILITIES -- 0.6%
  CMS Energy Corp.,
    Sr. Notes,
    7.50%, 01/15/09 .........      Ba3           250        230,000
  Texas Utilities Co.,
    Sr. Notes,
    6.73%, 6/25/01 ..........     Baa3           500        499,576
                                                     --------------
                                                            729,576
                                                     --------------
WASTE MANAGEMENT -- 0.4%
  Allied Waste North America,
    Inc.,
    Sr. Notes,
    7.88%, 01/01/09 .........      Ba3           150        132,000
    Sr. Sub. Notes,
    10.00%, 08/01/09 ........      B2            150        133,500
  Waste Management, Inc.,
    Sr. Notes,
    6.00%, 05/15/01 .........     Baa2           150        142,985
                                                     --------------
                                                            408,485
                                                     --------------
TOTAL CORPORATE BONDS
  (cost $34,693,397)................................     33,976,701
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
FOREIGN GOVERNMENT               RATING     AMOUNT       VALUE
OBLIGATIONS -- 1.6%            (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
 Colombia Republic,
    9.75%, 04/23/09 .........      Ba2     $     800 $      767,000
  Gov't. of Poland,
    Zero Coupon
      (until 10/27/00)
      3.50%, 10/27/24 .......      NR          1,000        619,300
  Republic of Philippines
    6.50%, 12/1/17 ..........      NR        500,000        437,500
                                                     --------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (cost $1,814,772).................................      1,823,800
                                                     --------------
FOREIGN CONVERTIBLE
BONDS -- 0.4%
 Hellenic Finance SCA,
    2.00%, 07/15/04
      (cost $526,875) .......      NR            500        503,750
                                                     --------------

COLLATERALIZED MORTGAGE
OBLIGATIONS -- 3.9%
 Bear Stearns Mortgage
   Securities, Inc.,
    6.50%, 12/28/23 .........      NR            800        725,744
  CS First Boston Mortgage
    Securities,
    6.96%, 06/20/29 .........      NR            439        436,973
  CWMBS, Inc.,
    6.75%, 03/25/28 .........      NR            203        201,381
    6.25%, 07/25/09 .........      Aaa           500        472,500
  GMAC Commercial Mortgage
    Security, Inc.,
    6.95%, 09/15/33 .........      Aaa           600        570,777
  Greenwich Capital
    Acceptance, Inc.,
    6.72%, 02/01/09 .........      NR            500        470,466
  Ocwen Mortgage Loan Asset
    Backed Certificates,
    5.94%, 10/25/29 .........      NR            330        328,941
  Salomon Brothers Mortgage
    Securities,
    5.94%, 06/25/29 .........      Aaa           458        457,790
  Structured Asset Mortgage
    Investments, Inc.,
    7.67%, 01/28/30 .........      NR            800        797,625
                                                     --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $4,523,938).................................      4,462,197
                                                     --------------

                                        PRINCIPAL
U. S. GOVERNMENT AGENCY                  AMOUNT         VALUE
OBLIGATIONS -- 21.4%                      (000)       (NOTE 2)
                                      ------------- --------------
 Federal Home Loan Mortgage Corp.,
    6.22%, 03/18/08 ................          2,100      1,939,224
    6.50%, 08/15/23 ................            227        224,104
    7.50%, 09/15/29 ................            604        546,581
                                        PRINCIPAL
U. S. GOVERNMENT AGENCY                  AMOUNT         VALUE
OBLIGATIONS (CONT'D.)                     (000)       (NOTE 2)
                                      ------------- --------------
  Federal National Mortgage Assn.,
    6.40%, 05/14/09 ................  $       1,000 $      935,310
    6.88%, 08/01/09 ................            998        964,656
    6.32%, 09/01/29 ................            593        565,561

  Government National Mortgage
    Assn.,
    6.50%, 12/15/99 ................          7,000      6,569,080
    7.00%, 12/15/99 ................          4,100      3,959,083
    8.00%, 12/15/99 ................          3,500      3,535,000

  United States Treasury Notes,
    3.63%, 07/15/02 ................          1,260      1,247,602
    6.00%, 08/15/04 ................          2,200      2,165,614
    6.50%, 10/15/06 ................            300        299,202

  United States Treasury Strips,
    Zero Coupon, 05/15/13 ..........          4,500      1,815,075
                                                    --------------

TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $25,273,925)...............................     24,766,092
                                                    --------------

TOTAL LONG-TERM INVESTMENTS
  (cost $104,778,744)..............................    109,421,341
                                                    --------------

SHORT-TERM INVESTMENTS -- 17.9%

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS -- 6.8%        (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
BANKING -- 0.9%
  Bayerische Landesbank,
    Notes,
    5.80%, 02/22/00 .........      NR          1,000        991,622
                                                     --------------
CHEMICALS -- 0.2%
  Arco Chemical Co.,
    Notes,
    9.90%, 11/01/00 .........      Ba3           250        253,125
                                                     --------------
FINANCIAL SERVICES -- 1.6%
  Capital One Bank,
    Notes,
    6.88%, 04/24/00 .........     Baa2           600        599,490
  CBA Delaware Finance, Inc.,
    Notes,
    6.49%, 01/28/00 .........      NR            200        199,027
  JC Penney Financial Corp.,
    Notes,
    Zero Coupon, 01/26/00 ...      NR          1,000        995,590
                                                     --------------
                                                          1,794,107
                                                     --------------
HEALTHCARE -- 0.3%
  American Home Products
    Corp.,
    Notes,
    6.39%, 01/26/00 .........      NR            300        298,669
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

DECEMBER 31, 1999

                                 MOODY'S   PRINCIPAL
                                 RATING     AMOUNT       VALUE
CORPORATE BONDS (CONT'D.)      (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
MISCELLANEOUS SERVICES -- 1.7%
  Queensland Treasury Corp.,
    Notes,
    5.82%, 02/23/00 .........      NR      $   1,000 $      991,432
  US West Capital Funding,
    Inc.,
    Notes,
    6.64% (d), 03/24/00 .....      NR          1,000        984,691
                                                     --------------
                                                          1,976,123
                                                     --------------
TELECOMMUNICATIONS -- 0.8%
  British Telecommunications
    PLC,
    Notes,
    5.82%, 02/23/00 .........      NR          1,000        991,432
                                                     --------------
TRANSPORTATION/SHIPPING -- 1.3%
  Norfolk Southern Corp.,
    Notes,
    6.84%, 01/27/00 .........      NR          1,000        995,060
  Union Pacific Corp.,
    Notes,
    5.95%, 05/22/00 .........      NR            500        499,062
                                                     --------------
                                                          1,494,122
                                                     --------------
TOTAL CORPORATE BONDS
  (cost $7,765,670).................................      7,799,200
                                                     --------------

                                        PRINCIPAL
                                         AMOUNT         VALUE
                                          (000)       (NOTE 2)
                                      ------------- --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  Federal National Mortgage Assn.,
    6.00%, 11/01/00
  (cost $25,352) ...................             25         25,199
                                                    --------------
                                        PRINCIPAL
                                         AMOUNT         VALUE
                                          (000)       (NOTE 2)
                                      ------------- --------------
REPURCHASE AGREEMENT -- 11.1%
  Joint Repurchase Agreement
    Account,
    2.87%, 01/03/00
  (cost $12,857,000; Note 5) .......  $      12,857 $   12,857,000
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $20,648,022)...............................     20,681,399
                                                    --------------
TOTAL INVESTMENTS -- 112.4%
  (cost $125,426,766; Note 6)......................    130,102,740
FORWARD CURRENCY CONTRACTS -- AMOUNT RECEIVABLE
  FROM COUNTERPARTIES (e)..........................         28,610
                                                    --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (12.4)%................................    (14,333,429)
                                                    --------------
TOTAL NET ASSETS -- 100.0%......................... $  115,797,921
                                                    ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt
  LLC      Limited Liability Company
  LP       Limited Partnership
  PLC      Public Limited Company
  SA       Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)
  NR       Not Rated by Moody's or Standard & Poor's

(a)  Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $134,761. The aggregate value, $37,500 is approximately 0.03% of net assets.

(c)  Issuer in default.

(d)  Rate shown reflects current rate of variable instruments.

(e) Outstanding forward currency contract as of December 31, 1999 was as follows:

                            VALUE AT
    FOREIGN CURRENCY       SETTLEMENT   CURRENT
    CONTRACT                  DATE       VALUE     APPRECIATION
    Sold:
    Euro, expiring
    1/24/00                 $504,565    $533,175      $28,610

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                             STOCK INDEX PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.6%
                                                        VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
                                      ------------- --------------
AEROSPACE -- 1.3%
  Boeing Co. .......................        360,036 $   14,963,996
  General Dynamics Corp. ...........         74,700      3,940,425
  Goodrich (B.F.) Co. ..............         38,600      1,061,500
  Honeywell International, Inc. ....        295,250     17,032,234
  Lockheed Martin Corp. ............        148,298      3,244,019
  Northrop Grumman Corp. ...........         24,200      1,308,312
  Parker-Hannifin Corp. ............         41,225      2,115,358
  Raytheon Co. (Class "B" Stock) ...        123,018      3,267,666
  United Technologies Corp. ........        177,300     11,524,500
                                                    --------------
                                                        58,458,010
                                                    --------------
AIRLINES -- 0.2%
  AMR Corp. ........................         64,800      4,341,600
  Delta Air Lines, Inc. ............         53,200      2,650,025
  Southwest Airlines Co. ...........        181,725      2,941,673
  US Airways Group, Inc.(a).........         34,900      1,118,981
                                                    --------------
                                                        11,052,279
                                                    --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) .....        104,300      5,169,369
  Reebok International Ltd. ........         19,000        155,562
                                                    --------------
                                                         5,324,931
                                                    --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .........         14,400        695,700
  Dana Corp. .......................         63,594      1,903,845
  Ford Motor Co. ...................        448,000     23,940,000
  General Motors Corp. .............        242,100     17,597,644
  Genuine Parts Co. ................         65,925      1,635,764
  Johnson Controls, Inc. ...........         32,000      1,820,000
  Navistar International Corp.(a)...         23,900      1,132,262
  PACCAR, Inc. .....................         29,160      1,292,152
  TRW, Inc. ........................         46,300      2,404,706
                                                    --------------
                                                        52,422,073
                                                    --------------
BANKS AND SAVINGS & LOANS -- 4.8%
  AmSouth Bancorporation ...........        134,900      2,605,256
  Banc One Corp. ...................        437,445     14,025,580
  Bank of New York Co., Inc. .......        282,300     11,292,000
  BankAmerica Corp. ................        646,444     32,443,408
  BB&T Corp. .......................        114,300      3,128,962
  Chase Manhattan Corp. ............        314,494     24,432,253
  Comerica, Inc. ...................         58,450      2,728,884
  First Union Corp. ................        362,978     11,910,216
  Firstar Corp. ....................        377,160      7,967,505
  Fleet Boston Financial Corp. .....        339,488     11,818,426
  Golden West Financial Corp. ......         66,900      2,241,150
  Huntington Bancshares, Inc. ......         85,250      2,035,344
  KeyCorp ..........................        169,700      3,754,612
  Mellon Financial Corp. ...........        193,800      6,601,312
  Morgan (J.P.) & Co., Inc. ........         65,650      8,312,931
  National City Corp. ..............        242,400      5,741,850
  Northern Trust Corp. .............         82,000      4,346,000
  Old Kent Financial Corp. .........         25,000        884,375
  PNC Bank Corp. ...................        113,300      5,041,850
  Providian Financial Corp. ........         52,550      4,785,334
  Regions Financial Corp. ..........         83,100      2,087,887
  Republic New York Corp. ..........         39,100      2,815,200
  SouthTrust Corp. .................         59,400      2,246,062
  Summit Bancorp ...................         63,900      1,956,937
  Suntrust Banks, Inc. .............        120,800      8,312,550
  Synovus Financial Corp. ..........         97,500      1,937,812
  U.S. Bancorp .....................        268,926      6,403,800
  Union Planters Corp. .............         53,200      2,098,075
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Wachovia Corp. ...................         74,200 $    5,045,600
  Wells Fargo & Co. ................        613,760     24,818,920
                                                    --------------
                                                       223,820,091
                                                    --------------
BUSINESS SERVICES -- 0.2%
  Equifax, Inc. ....................         52,300      1,232,319
  Omnicom Group, Inc. ..............         67,400      6,740,000
                                                    --------------
                                                         7,972,319
                                                    --------------
CHEMICALS -- 1.4%
  Air Products & Chemicals, Inc. ...         85,300      2,862,881
  Dow Chemical Co. .................         82,300     10,997,337
  Du Pont (E.I.) de Nemours &
    Co. ............................        396,091     26,092,495
  Eastman Chemical Co. .............         27,600      1,316,175
  Engelhard Corp. ..................         49,875        941,391
  FMC Corp.(a)......................         12,300        704,944
  Grace (W.R.) & Co(a)..............         24,400        338,550
  Great Lakes Chemical Corp. .......         20,600        786,662
  Hercules, Inc. ...................         37,400      1,042,525
  Monsanto Co. .....................        235,400      8,386,125
  Praxair, Inc. ....................         59,100      2,973,469
  Rohm & Haas Co. ..................         84,100      3,421,819
  Sigma-Aldrich Corp. ..............         38,000      1,142,375
  Union Carbide Corp. ..............         50,600      3,377,550
                                                    --------------
                                                        64,384,298
                                                    --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp.(a)..................        287,618      7,639,853
  Deluxe Corp. .....................         29,000        795,687
  Quintiles Transnational
    Corp.(a)........................         25,000        467,187
                                                    --------------
                                                         8,902,727
                                                    --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a)...........         60,600      6,230,437
  Compaq Computer Corp. ............        629,069     17,024,180
  Dell Computer Corp.(a)............        947,200     48,307,200
  Gateway, Inc.(a)..................        114,800      8,272,775
  Hewlett-Packard Co. ..............        378,000     43,068,375
  International Business Machines
    Corp. ..........................        676,100     73,018,800
  Networking Appliance, Inc.(a).....         53,800      4,468,762
  Seagate Technology, Inc.(a).......         88,100      4,102,156
  Sun Microsystems, Inc.(a).........        575,400     44,557,537
                                                    --------------
                                                       249,050,222
                                                    --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. .......................        137,900      6,481,300
  Adaptec, Inc.(a)..................         33,000      1,645,875
  Adobe Systems, Inc. ..............         47,200      3,174,200
  America Online, Inc.(a)...........        826,600     62,356,637
  Autodesk, Inc. ...................         19,800        668,250
  Automatic Data Processing,
    Inc. ...........................        232,900     12,547,487
  BMC Software, Inc.(a).............         90,300      7,218,356
  Cabletron Systems, Inc.(a)........         63,500      1,651,000
  Ceridian Corp.(a).................         53,200      1,147,125
  Cisco Systems, Inc.(a)............      1,212,800    129,921,200
  Citrix Systems, Inc. .............         29,000      3,567,000
  Computer Associates International,
    Inc. ...........................        201,543     14,095,414
  Computer Sciences Corp.(a)........         59,700      5,649,112
  Compuware Corp.(a)................        133,600      4,976,600
  Comverse Technology, Inc.(a)......         24,800      3,589,800
  Electronic Data Systems Corp. ....        182,400     12,209,400
  EMC Corp.(a)......................        383,787     41,928,730
  First Data Corp. .................        160,900      7,934,381

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
COMPUTER SERVICES (CONT'D.)
  Microsoft Corp. ..................      1,917,500 $  223,868,125
  Novell, Inc.(a)...................        126,100      5,036,119
  Oracle Corp.(a)...................        535,830     60,046,449
  Parametric Technology Corp.(a)....         97,000      2,625,062
  Peoplesoft, Inc.(a)...............         86,000      1,838,250
  Silicon Graphics, Inc.(a).........         67,800        665,287
  Unisys Corp.(a)...................        111,000      3,545,062
  Yahoo!, Inc.(a)...................         96,200     41,624,537
                                                    --------------
                                                       660,010,758
                                                    --------------
CONSTRUCTION -- 0.1%
  Centex Corp. .....................         21,600        533,250
  Fluor Corp. ......................         28,300      1,298,263
  Foster Wheeler Corp. .............         18,300        162,413
  Pulte Corp. ......................         14,500        326,250
  Vulcan Materials Co. .............         40,800      1,629,450
                                                    --------------
                                                         3,949,626
                                                    --------------
CONTAINERS -- 0.1%
  Ball Corp. .......................         10,900        429,187
  Bemis Co., Inc. ..................         18,100        631,237
  Crown Cork & Seal Co., Inc. ......         44,200        988,975
  Owens-Illinois, Inc.(a)...........         59,700      1,496,231
  Pactiv Corp.(a)...................         58,900        625,812
  Sealed Air Corp.(a)...............         32,910      1,705,149
                                                    --------------
                                                         5,876,591
                                                    --------------
COSMETICS & SOAPS -- 1.9%
  Alberto Culver Co. (Class "B"
    Stock) .........................         19,100        493,019
  Avon Products, Inc. ..............         96,000      3,168,000
  Colgate-Palmolive Co. ............        218,800     14,222,000
  Gillette Co. .....................        412,600     16,993,962
  International Flavors &
    Fragrances, Inc. ...............         39,400      1,487,350
  Procter & Gamble Co. .............        494,904     54,222,919
                                                    --------------
                                                        90,587,250
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ................        120,900      8,009,625
  Philip Morris Co., Inc. ..........        895,600     20,766,725
                                                    --------------
                                                        28,776,350
                                                    --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.4%
  Avery Dennison Corp. .............         43,900      3,199,212
  Lexmark International Group,
    Inc.(a).........................         48,414      4,381,467
  Pitney Bowes, Inc. ...............        100,900      4,874,731
  Xerox Corp. ......................        245,792      5,576,406
                                                    --------------
                                                        18,031,816
                                                    --------------
DIVERSIFIED OPERATIONS -- 4.1%
  Fortune Brands, Inc. .............         64,300      2,125,919
  General Electric Capital Corp. ...      1,222,200    189,135,450
                                                    --------------
                                                       191,261,369
                                                    --------------
DRUGS AND MEDICAL SUPPLIES -- 8.6%
  Abbott Laboratories ..............        567,500     20,607,344
  Allergan, Inc. ...................         50,600      2,517,350
  ALZA Corp.(a).....................         35,700      1,236,112
  American Home Products Corp. .....        488,600     19,269,162
  Amgen, Inc.(a)....................        381,000     22,883,812
  Bard (C.R.), Inc. ................         19,000      1,007,000
  Bausch & Lomb, Inc. ..............         20,100      1,375,594
  Baxter International, Inc. .......        109,500      6,877,969
  Becton, Dickinson & Co. ..........         93,100      2,490,425
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
DRUGS AND MEDICAL SUPPLIES (CONT'D.)
  Biomet, Inc. .....................         42,100 $    1,684,000
  Boston Scientific Corp.(a)........        151,800      3,320,625
  Bristol-Myers Squibb Co. .........        742,560     47,663,070
  Cardinal Health, Inc. ............        100,450      4,809,044
  Guidant Corp.(a)..................        113,100      5,315,700
  Johnson & Johnson ................        511,400     47,624,125
  Lilly (Eli) & Co. ................        408,500     27,165,250
  Mallinckrodt, Inc. ...............         25,800        820,762
  Medtronic, Inc. ..................        436,000     15,886,750
  Merck & Co., Inc. ................        876,900     58,807,106
  Pfizer, Inc. .....................      1,444,000     46,839,750
  Pharmacia & Upjohn, Inc. .........        188,825      8,497,125
  Schering-Plough Corp. ............        546,800     23,068,125
  St. Jude Medical, Inc. ...........         30,300        929,831
  Warner-Lambert Co. ...............        318,600     26,105,287
  Watson Pharmaceuticals, Inc.(a)...         35,000      1,253,437
                                                    --------------
                                                       398,054,755
                                                    --------------
ELECTRONICS -- 4.5%
  Advanced Micro Devices, Inc.(a)...         54,100      1,565,519
  Analog Devices, Inc.(a)...........         62,800      5,840,400
  Applied Materials, Inc.(a)........        139,800     17,710,912
  Emerson Electric Co.(a)...........        161,400      9,260,325
  Grainger (W.W.), Inc. ............         33,400      1,596,937
  Intel Corp. ......................      1,238,700    101,960,494
  KLA-Tencor Corp.(a)...............         33,700      3,753,337
  LSI Logic Corp.(a)................         55,400      3,739,500
  Micron Technology, Inc.(a)........         93,600      7,277,400
  Molex, Inc. ......................         48,000      2,721,000
  National Semiconductor Corp.(a)...         62,000      2,654,375
  Perkin Elmer, Inc. ...............         18,000        750,375
  Rockwell International Corp. .....         71,900      3,442,212
  Solectron Corp.(a)................        101,900      9,693,237
  Tektronix, Inc. ..................         17,500        680,312
  Teradyne, Inc., (United
    States)(a)......................         61,000      4,026,000
  Texas Instruments, Inc. ..........        294,100     28,490,937
  Thomas & Betts Corp. .............         19,800        631,125
  Xilinx Inc.(a)....................        110,600      5,028,844
                                                    --------------
                                                       210,823,241
                                                    --------------
FINANCIAL SERVICES -- 5.5%
  American Express Co. .............        167,300     27,813,625
  Associates First Capital Corp. ...        274,266      7,525,173
  Bear Stearns Companies, Inc. .....         44,210      1,889,978
  Block (H.R.), Inc. ...............         36,700      1,605,625
  Capital One Financial Corp. ......         74,400      3,585,150
  Citigroup, Inc. ..................      1,262,113     70,126,154
  Countrywide Credit Industries,
    Inc. ...........................         40,800      1,030,200
  Dun & Bradstreet Corp. ...........         62,360      1,839,620
  Federal Home Loan Mortgage
    Corp. ..........................        260,400     12,255,075
  Federal National Mortgage
    Association ....................        381,900     23,844,881
  Fifth Third Bancorp ..............        106,600      7,821,775
  Franklin Resource, Inc. ..........         92,400      2,962,575
  Household International, Inc. ....        180,458      6,722,061
  Lehman Brothers Holdings, Inc. ...         43,700      3,700,844
  MBNA Corp. .......................        296,768      8,086,928
  Merrill Lynch & Co., Inc. ........        139,300     11,631,550
  Morgan Stanley Dean Witter &
    Co. ............................        210,605     30,063,864
  PaineWebber Group, Inc. ..........         54,000      2,095,875
  Paychex, Inc. ....................         91,500      3,660,000
  Price (T. Rowe) Associates,
    Inc. ...........................         36,000      1,329,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
FINANCIAL SERVICES (CONT'D.)
  Schwab (Charles) Corp. ...........        307,900 $   11,815,663
  SLM Holding Corp. ................         59,600      2,518,100
  State Street Corp. ...............         58,800      4,296,075
  Washington Mutual, Inc. ..........        220,348      5,729,048
                                                    --------------
                                                       253,949,589
                                                    --------------
FOOD & BEVERAGE -- 3.6%
  Anheuser-Busch Companies, Inc. ...        177,300     12,566,138
  Archer-Daniels-Midland Co. .......        225,931      2,753,534
  Bestfoods ........................        104,800      5,508,550
  Brown-Forman Corp. (Class "B"
    Stock) .........................         27,600      1,580,100
  Campbell Soup Co. ................        164,100      6,348,619
  Coca-Cola Co. ....................        922,200     53,718,150
  Coca Cola Enterprises, Inc. ......        159,000      3,199,875
  ConAgra, Inc. ....................        179,100      4,040,944
  Coors (Adolph) Co. (Class "B"
    Stock) .........................         12,800        672,000
  General Mills, Inc. ..............        113,800      4,068,350
  Heinz (H.J.) & Co. ...............        132,350      5,269,184
  Hershey Foods Corp. ..............         54,100      2,569,750
  Kellogg Co. ......................        148,900      4,587,981
  Nabisco Group Holdings Corp. .....        119,900      1,273,938
  PepsiCo, Inc. ....................        549,000     19,352,250
  Quaker Oats Co. ..................         51,100      3,353,438
  Ralston-Ralston Purina Group .....        123,620      3,445,908
  Sara Lee Corp. ...................        337,400      7,443,888
  Seagram Co., Ltd. ................        158,000      7,100,125
  Sysco Corp. ......................        121,500      4,806,844
  Unilever N.V., ADR, (United
    Kingdom) .......................        213,032     11,596,930
  Wrigley (William) Jr. Co. ........         42,600      3,533,138
                                                    --------------
                                                       168,789,634
                                                    --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp. ..............         19,886        805,383
  Champion International Corp. .....         35,000      2,167,812
  Fort James Corp. .................         81,000      2,217,375
  Georgia-Pacific Corp. ............         66,800      3,390,100
  International Paper Co. ..........        155,212      8,759,777
  Louisiana-Pacific Corp. ..........         38,900        554,325
  Mead Corp. .......................         37,400      1,624,562
  Potlatch Corp. ...................         10,000        446,250
  Temple-Inland, Inc. ..............         20,000      1,318,750
  Westvaco Corp. ...................         35,700      1,164,712
  Weyerhaeuser Co. .................         87,100      6,254,869
  Willamette Industries, Inc. ......         44,200      2,052,537
                                                    --------------
                                                        30,756,452
                                                    --------------
GAS PIPELINES -- 0.2%
  Columbia Energy Group ............         30,250      1,913,312
  Consolidated Natural Gas Co. .....         37,000      2,402,687
  Peoples Energy Corp. .............         11,400        381,900
  Sempra Energy ....................         89,104      1,548,182
  Williams Companies, Inc. .........        162,300      4,960,294
                                                    --------------
                                                        11,206,375
                                                    --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare Corp. ....        229,298      6,721,298
  HEALTHSOUTH Corp.(a)..............        154,500        830,437
  Humana, Inc.(a)...................         58,100        475,694
  IMS Health, Inc. .................        119,120      3,238,575
  Manor Care, Inc.(a)...............         40,850        653,600
  McKesson HBOC Inc. ...............        101,107      2,281,227
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
HOSPITALS/ HOSPITAL MANAGEMENT (CONT'D.)
  Service Corp. International ......        101,500 $      704,156
  Shared Medical Systems Corp. .....          9,000        458,437
  Tenet Healthcare Corp.(a).........        111,100      2,610,850
  Wellpoint Health Networks
    Inc.(a).........................         25,100      1,655,031
                                                    --------------
                                                        19,629,305
                                                    --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
  Clorox Co. .......................         89,600      4,513,600
  Kimberly-Clark Corp. .............        200,788     13,101,417
  Leggett & Platt, Inc. ............         64,000      1,372,000
                                                    --------------
                                                        18,987,017
                                                    --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries,
    Inc. ...........................         14,700        490,613
  Fleetwood Enterprises, Inc.(a)....         12,600        259,875
  Huttig Building Products,
    Inc.(a).........................          5,694         28,114
  Kaufman & Broad Home Corp. .......         16,166        391,015
  Lowe's Companies, Inc. ...........        143,000      8,544,250
  Masco Corp. ......................        161,200      4,090,450
  Maytag Corp. .....................         32,700      1,569,600
  Newell Rubbermaid Inc. ...........        107,049      3,104,421
  Owens Corning ....................         21,100        407,494
  Stanley Works ....................         32,300        973,038
  Tupperware Corp. .................         22,300        377,706
  Whirlpool Corp. ..................         27,300      1,776,206
                                                    --------------
                                                        22,012,782
                                                    --------------
INSTRUMENT-CONTROLS -- 0.1%
  PE Corp-PE Biosystems Group. .....         38,200      4,595,937
                                                    --------------
INSURANCE -- 2.9%
  Aetna, Inc. ......................         53,312      2,975,476
  Allstate Corp. ...................        298,688      7,168,512
  American General Corp. ...........         92,286      7,002,200
  American International Group,
    Inc. ...........................        575,743     62,252,212
  Aon Corp. ........................         94,125      3,765,000
  Chubb Corp. ......................         64,600      3,637,787
  CIGNA Corp. ......................         76,400      6,154,975
  Cincinnati Financial Corp. .......         62,500      1,949,219
  Conseco, Inc. ....................        118,259      2,113,880
  Hartford Financial Services Group,
    Inc. ...........................         86,000      4,074,250
  Jefferson-Pilot Corp. ............         39,912      2,723,994
  Lincoln National Corp. ...........         75,600      3,024,000
  Loews Corp. ......................         43,000      2,609,562
  Marsh & McLennan Companies,
    Inc. ...........................         98,000      9,377,375
  MBIA, Inc. .......................         36,300      1,917,094
  MGIC Investment Corp. ............         40,200      2,419,538
  Progressive Corp. ................         27,000      1,974,375
  SAFECO Corp. .....................         48,300      1,201,463
  St. Paul Companies, Inc. .........         86,410      2,910,937
  Torchmark Corp. ..................         51,000      1,482,188
  United Healthcare Corp. ..........         67,500      3,585,938
  UnumProvident Corp. ..............         86,656      2,778,408
                                                    --------------
                                                       137,098,383
                                                    --------------
LEISURE -- 0.9%
  Brunswick Corp. ..................         33,400        743,150
  Carnival Corp. (Class "A"
    Stock) .........................        229,700     10,982,531
  Disney (Walt) Co. ................        765,601     22,393,829
  Harrah's Entertainment, Inc.(a)...         46,350      1,225,378
  Hilton Hotels Corp. ..............         95,800        922,075

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
LEISURE (CONT'D.)
  Marriott International, Inc.
    (Class "A" Stock) ..............         93,200 $    2,941,625
  Mirage Resorts, Inc.(a)...........         70,900      1,085,656
                                                    --------------
                                                        40,294,244
                                                    --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp. ..........          7,800        418,275
  Caterpillar, Inc. ................        134,300      6,320,494
  Cooper Industries, Inc. ..........         42,600      1,722,638
  Deere & Co. ......................         85,200      3,695,550
  Delphi Automotive Systems
    Corp. ..........................        206,044      3,245,193
  Dover Corp. ......................         80,100      3,634,538
  Eaton Corp. ......................         27,600      2,004,450
  Ingersoll-Rand Co. ...............         62,750      3,455,172
  Milacron, Inc. ...................         12,600        193,725
  Snap-On, Inc. ....................         22,800        605,625
  Timken Co. .......................         21,500        439,406
                                                    --------------
                                                        25,735,066
                                                    --------------
MANUFACTURING -- 0.7%
  Illinois Tool Works, Inc. ........        106,900      7,222,431
  Tyco International Ltd. ..........        623,114     24,223,557
                                                    --------------
                                                        31,445,988
                                                    --------------
MEDIA -- 3.2%
  CBS Corp.(a)......................        285,236     18,237,277
  Clear Channel Communications,
    Inc.(a).........................        124,200     11,084,850
  Comcast Corp. (Special Class "A"
    Stock) .........................        277,000     13,919,250
  Donnelley (R.R.) & Sons Co. ......         49,500      1,228,219
  Dow Jones & Co., Inc. ............         36,000      2,448,000
  Gannett Co., Inc. ................        103,500      8,441,719
  Interpublic Group of Companies,
    Inc. ...........................        107,900      6,224,481
  Knight-Ridder, Inc. ..............         31,100      1,850,450
  McGraw-Hill, Inc. ................         72,900      4,492,463
  Mediaone Group, Inc.(a)...........        226,300     17,382,669
  Meredith Corp. ...................         17,800        742,038
  New York Times Co. (Class "A"
    Stock) .........................         65,200      3,202,950
  Time Warner, Inc. ................        482,680     34,964,133
  Times Mirror Co. (Class "A"
    Stock) .........................         30,600      2,050,200
  Tribune Co. ......................         89,400      4,922,588
  Viacom, Inc. (Class "B"
    Stock)(a).......................        259,634     15,691,630
                                                    --------------
                                                       146,882,917
                                                    --------------
METALS-FERROUS -- 0.1%
  Allegheny Technologies, Inc. .....         34,940        783,966
  Bethlehem Steel Corp.(a)..........         47,300        396,138
  Nucor Corp. ......................         34,100      1,869,106
  USX-U.S. Steel Group, Inc. .......         31,540      1,040,820
  Worthington Industries, Inc. .....         34,000        563,125
                                                    --------------
                                                         4,653,155
                                                    --------------
METALS-NON FERROUS -- 0.4%
  Alcan Aluminum Ltd. ..............         83,350      3,432,978
  Alcoa, Inc. ......................        138,100     11,462,300
  Inco Ltd.(a)......................         67,200      1,579,200
  Reynolds Metals Co. ..............         25,600      1,961,600
                                                    --------------
                                                        18,436,078
                                                    --------------
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. .......         70,817 $    2,341,387
  Homestake Mining Co. .............         93,700        732,031
  Phelps Dodge Corp. ...............         27,528      1,847,817
                                                    --------------
                                                         4,921,235
                                                    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  AES Corp.(a)......................         75,200      5,621,200
  Crane Co. ........................         25,625        509,297
  Danaher Corp. ....................         51,400      2,480,050
  Ecolab, Inc. .....................         48,000      1,878,000
  ITT Industries, Inc. .............         41,900      1,401,031
  Millipore Corp. ..................         16,200        625,725
  NACCO Industries, Inc. (Class "A"
    Stock) .........................          3,300        183,356
  Pall Corp. .......................         44,000        948,750
  PPG Industries, Inc. .............         65,800      4,116,613
  Textron, Inc. ....................         59,400      4,555,238
  Thermo Electron Corp.(a)..........         57,000        855,000
                                                    --------------
                                                        23,174,260
                                                    --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
  American Greetings Corp. (Class
    "A" Stock) .....................         24,800        585,900
  Black & Decker Corp. .............         32,900      1,719,025
  Corning, Inc. ....................         88,700     11,436,756
  Jostens, Inc. ....................         12,400        301,475
  Minnesota Mining & Manufacturing
    Co. ............................        151,100     14,788,913
  Polaroid Corp. ...................         15,400        289,713
                                                    --------------
                                                        29,121,782
                                                    --------------
OIL & GAS -- 4.7%
  Amerada Hess Corp. ...............         35,800      2,031,650
  Anadarko Petroleum Corp. .........         47,600      1,624,350
  Ashland, Inc. ....................         26,600        876,138
  Atlantic Richfield Co. ...........        119,370     10,325,505
  Chevron Corp. ....................        245,800     21,292,425
  Coastal Corp. ....................         81,500      2,888,156
  Eastern Enterprises ..............          9,500        545,656
  Exxon Mobil Corp. ................      1,291,435    104,041,232
  Kerr-McGee Corp. .................         33,926      2,103,412
  NICOR, Inc. ......................         16,200        526,500
  Phillips Petroleum Co. ...........         94,400      4,436,800
  Royal Dutch Petroleum Co. ........        800,600     48,386,263
  Sunoco, Inc. .....................         33,200        780,200
  Texaco, Inc. .....................        204,982     11,133,085
  Union Pacific Resources Group,
    Inc. ...........................         90,056      1,148,214
  Unocal Corp. .....................         90,600      3,040,763
  USX-Marathon Group ...............        116,500      2,876,094
                                                    --------------
                                                       218,056,443
                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp. .......        130,000      2,811,250
                                                    --------------
OIL - EXPLORATION & PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ..........        233,957      5,819,680
                                                    --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. .....................         42,100      1,555,069
  Baker Hughes, Inc. ...............        122,130      2,572,363
  El Paso Energy Corp. .............         80,900      3,139,931
  Enron Corp. ......................        268,800     11,928,000
  Halliburton Co. ..................        164,100      6,605,025
  Helmerich & Payne, Inc. ..........         18,100        394,806
  McDermott International, Inc. ....         20,700        187,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
OIL & GAS SERVICES (CONT'D.)
  ONEOK, Inc. ......................         13,000 $      326,625
  Rowan Companies, Inc.(a)..........         28,700        622,431
  Schlumberger Ltd. ................        207,300     11,660,625
  Tosco Corp. ......................         52,000      1,413,750
  Transocean Sedco Forex, Inc. .....         40,133      1,351,990
                                                    --------------
                                                        41,758,209
                                                    --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. ...............        145,300      2,569,994
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a).......         66,200      1,398,475
  Newmont Mining Corp. .............         61,503      1,506,824
  Placer Dome, Inc. ................        121,000      1,300,750
                                                    --------------
                                                         6,776,043
                                                    --------------
RAILROADS -- 0.4%
  Burlington Northern Santa Fe
    Corp. ..........................        171,626      4,161,931
  CSX Corp. ........................         80,612      2,529,202
  Kansas City Southern Industries,
    Inc. ...........................         41,600      3,104,400
  Norfolk Southern Corp. ...........        141,300      2,896,650
  Union Pacific Corp. ..............         92,100      4,017,863
                                                    --------------
                                                        16,710,046
                                                    --------------
RESTAURANTS -- 0.5%
  Darden Restaurants, Inc. .........         50,300        911,688
  McDonald's Corp. .................        507,100     20,442,469
  Tricon Global Restaurants,
    Inc.(a).........................         56,650      2,188,106
  Wendy's International, Inc. ......         44,800        924,000
                                                    --------------
                                                        24,466,263
                                                    --------------
RETAIL -- 8.0%
  Albertson's, Inc. ................        156,644      5,051,769
  AutoZone, Inc.(a).................         51,900      1,677,019
  Bed Bath & Beyond, Inc.(a)........         49,000      1,702,750
  Bell Atlantic Corp. ..............        581,390     35,791,822
  BellSouth Corp. ..................        708,100     33,147,931
  Best Buy Co., Inc.(a).............         75,000      3,764,063
  Circuit City Stores, Inc. ........         75,200      3,388,700
  Consolidated Stores Corp.(a)......         40,200        653,250
  Costco Wholesale Corp.(a).........         83,266      7,598,023
  CVS Corp. ........................        145,800      5,822,888
  Dayton-Hudson Corp. ..............        166,284     12,211,481
  Dillard's, Inc. ..................         37,750        762,078
  Dollar General Corporation .......         82,843      1,884,678
  Federated Department Stores,
    Inc.(a).........................         76,500      3,868,031
  Great Atlantic & Pacific Tea Co.,
    Inc. ...........................         12,400        345,650
  Harcourt General, Inc. ...........         27,006      1,086,992
  Home Depot, Inc. .................        848,619     58,183,440
  IKON Office Solutions, Inc. ......         52,476        357,493
  J.C. Penney Co., Inc. ............        100,500      2,003,719
  Kmart Corp.(a)....................        181,400      1,825,338
  Kohl's Corp.(a)...................         60,800      4,389,000
  Kroger Co.(a).....................        308,000      5,813,500
  Liz Claiborne, Inc. ..............         23,400        880,425
  Longs Drug Stores, Inc. ..........         13,700        353,631
  May Department Stores Co. ........        127,200      4,102,200
  Nordstrom, Inc. ..................         52,300      1,369,606
  Office Depot, Inc.(a).............        139,000      1,520,313
  Pep Boys - Manny, Moe & Jack .....         19,656        179,361
  Rite Aid Corp. ...................         94,600      1,058,338
  Safeway, Inc.(a)..................        188,600      6,707,088
  Sears, Roebuck & Co. .............        140,200      4,267,338
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
RETAIL (CONT'D.)
  Sherwin-Williams Co. .............         64,700 $    1,358,700
  Staples, Inc.(a)..................        171,200      3,552,400
  Supervalu, Inc. ..................         46,800        936,000
  Tandy Corp. ......................         74,860      3,682,176
  The Gap, Inc. ....................        316,987     14,581,402
  The Limited, Inc. ................         82,048      3,553,704
  TJX Companies, Inc. ..............        116,400      2,378,925
  Toys 'R' Us, Inc.(a)..............         98,450      1,409,066
  Wal-Mart Stores, Inc. ............      1,661,200    114,830,450
  Walgreen Co. .....................        373,000     10,910,250
  Winn-Dixie Stores, Inc. ..........         54,900      1,314,169
                                                    --------------
                                                       370,275,157
                                                    --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .........         28,800        448,200
  Goodyear Tire & Rubber Co. .......         58,000      1,634,875
                                                    --------------
                                                         2,083,075
                                                    --------------
TELECOMMUNICATIONS -- 11.5%
  ADC Telecommunications, Inc.(a)...         56,700      4,114,294
  AFLAC Inc. .......................        102,000      4,813,125
  Alltel Corp. .....................        114,000      9,426,375
  Andrew Corp.(a)...................         29,112        551,309
  AT&T Corp. .......................      1,192,521     60,520,441
  CenturyTel, Inc. .................         51,200      2,425,600
  General Instrument Corp.(a).......         66,200      5,627,000
  Global Crossing Ltd.(a)...........        284,105     14,205,250
  GTE Corp. ........................        365,020     25,756,724
  Lucent Technologies, Inc. ........      1,159,805     86,767,912
  MCI Worldcom, Inc.(a).............      1,049,958     55,713,396
  Motorola, Inc. ...................        226,800     33,396,300
  Nextel Communications, Inc. (Class
    "A" Stock)(a)...................        132,300     13,643,438
  Nortel Networks Corp. ............        494,940     49,988,940
  Qualcomm Inc(a)...................        242,400     42,723,000
  SBC Communications, Inc. .........      1,273,877     62,101,504
  Scientific-Atlanta, Inc. .........         27,200      1,513,000
  Sprint Corp. .....................        327,700     22,058,306
  Sprint Corp. (PCS Group)(a).......        163,450     16,753,625
  Tellabs, Inc.(a)..................        147,700      9,480,494
  US West, Inc. ....................        186,922     13,458,384
                                                    --------------
                                                       535,038,417
                                                    --------------
TEXTILES -- 0.0%
  National Service Industries,
    Inc. ...........................         14,700        433,650
  Russell Corp. ....................         12,700        212,725
  Springs Industries, Inc. .........          8,700        347,456
  VF Corp. .........................         42,836      1,285,080
                                                    --------------
                                                         2,278,911
                                                    --------------
TOBACCO -- 0.0%
  UST, Inc. ........................         66,100      1,664,894
                                                    --------------
TOYS -- 0.1%
  Hasbro, Inc. .....................         73,550      1,402,047
  Mattel, Inc. .....................        152,381      2,000,001
                                                    --------------
                                                         3,402,048
                                                    --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a)..........        106,640      4,365,575
  Ryder System, Inc. ...............         25,800        630,488
                                                    --------------
                                                         4,996,063
                                                    --------------
UTILITIES - ELECTRICAL & GAS -- 0.0%
  Florida Progress Corp. ...........         36,000      1,523,250
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
UTILITY - ELECTRIC -- 1.4%
  Ameren Corp. .....................         53,900 $    1,765,225
  American Electric Power Co.,
    Inc. ...........................         72,500      2,329,063
  Carolina Power & Light Co. .......         59,900      1,823,206
  Central & South West Corp. .......         77,400      1,548,000
  CINergy Corp. ....................         58,739      1,417,078
  CMS Energy Corp. .................         43,100      1,344,181
  Consolidated Edison, Inc. ........         87,200      3,008,400
  Constellation Energy Group .......         53,550      1,552,950
  Dominion Resources, Inc. .........         71,950      2,824,038
  DTE Energy Co. ...................         53,600      1,681,700
  Duke Energy Corp. ................        136,531      6,843,616
  Edison International .............        129,800      3,399,138
  Entergy Corp. ....................         90,300      2,325,225
  FirstEnergy Corp.(a)..............         87,200      1,978,350
  FPL Group, Inc. ..................         68,100      2,915,531
  GPU, Inc. ........................         46,200      1,383,113
  New Century Energies, Inc. .......         40,900      1,242,338
  Niagara Mohawk Holdings Inc.(a)...         64,600        900,363
  Northern States Power Co. ........         53,900      1,051,050
  Pacific Gas & Electric, Co. ......        140,000      2,870,000
  PECO Energy Co. ..................         80,500      2,797,375
  Pinnacle West Capital Corp. ......         29,000        886,313
  PP&L Resources, Inc. .............         57,000      1,303,875
  Public Service Enterprise Group,
    Inc. ...........................         80,400      2,798,925
  Reliant Energy, Inc. .............        107,410      2,457,004
  Southern Co. .....................        259,400      6,095,900
  Texas Utilities Co. ..............        103,506      3,680,932
  Unicom Corp. .....................         79,100      2,649,850
                                                    --------------
                                                        66,872,739
                                                    --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries,
    Inc.(a).........................         68,000        599,250
  Waste Management, Inc. ...........        230,230      3,957,078
                                                    --------------
                                                         4,556,328
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,278,861,725)............................  4,589,537,721
                                                    --------------
                                        PRINCIPAL
SHORT-TERM                               AMOUNT         VALUE
INVESTMENTS -- 1.4%                       (000)       (NOTE 2)
                                      ------------- --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement
    Account,
    2.875%, 01/03/00 (Note 5) ......  $      60,195 $   60,195,000
                                                    --------------
U.S. GOVERNMENT OBLIGATION -- .1%
  United States Treasury Bill,
    5.196%, 03/16/00(b).............          6,500      6,430,134
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $66,624,638)...............................     66,625,134
                                                    --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $2,345,486,363; Note 6)                      4,656,162,855
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS(c).....................................        145,000
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.0%).................................     (1,290,335)
                                                    --------------
TOTAL NET ASSETS -- 100.0%......................... $4,655,017,520
                                                    ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Open futures contracts as of December 31, 1999 are as follows:

                                                                     VALUE AT
      NUMBER OF                           EXPIRATION  VALUE AT     DECEMBER 31,
      CONTRACTS              TYPE           DATE    TRADE DATE         1999        APPRECIATION
         171           S&P 500 Index       Mar 00   $61,025,287    $63,449,550     $2,424,263

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                            EQUITY INCOME PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.0%
                                                         VALUE
COMMON STOCKS -- 92.6%                  SHARES         (NOTE 2)
                                     ------------    --------------
AIRLINES -- 3.5%
  AMR Corp.(a).....................       956,200    $   64,065,400
  US Airways Group, Inc. ..........       233,000         7,470,562
                                                     --------------
                                                         71,535,962
                                                     --------------
AUTOS - CARS & TRUCKS -- 3.3%
  Delphi Automotive Systems
    Corp. .........................       459,895         7,243,346
  Ford Motor Co. ..................       382,900        20,461,219
  General Motors Corp. ............       527,300        38,328,119
                                                     --------------
                                                         66,032,684
                                                     --------------
BANKS AND SAVINGS & LOANS -- 0.5%
  Hanvit Bank, GDR, (South
    Korea) ........................     1,521,900         9,702,112
                                                     --------------
CHEMICALS -- 6.4%
  Dow Chemical Co. ................       800,000       106,900,000
  Lyondell Chemical Co. ...........       518,100         6,605,775
  Millennium Chemicals, Inc. ......       849,698        16,781,535
                                                     --------------
                                                        130,287,310
                                                     --------------
CONTAINERS -- 0.1%
  Pactiv Corp.(a)..................       234,500         2,491,562
                                                     --------------
DIVERSIFIED CONSUMER PRODUCTS -- 2.0%
  Eastman Kodak Co. ...............       224,400        14,866,500
  Gibson Greetings, Inc.(a)........       509,100         4,565,991
  Philip Morris Co., Inc. .........       944,100        21,891,319
                                                     --------------
                                                         41,323,810
                                                     --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tomkins PLC, ADR, (United
    Kingdom) ......................       819,700(b)     12,039,344
                                                     --------------
ELECTRONICS -- 0.3%
  Esterline Technologies
    Corp.(a).......................       567,900         6,566,344
                                                     --------------
FINANCIAL SERVICES -- 12.0%
  A.G. Edwards, Inc. ..............       326,000        10,452,375
  Bear Stearns Companies, Inc. ....     1,054,134        45,064,228
  Lehman Brothers Holdings,
    Inc. ..........................     1,611,700       136,490,844
  PaineWebber Group, Inc. .........     1,307,400        50,743,462
                                                     --------------
                                                        242,750,909
                                                     --------------
FOOD & BEVERAGE -- 1.4%
  Nabisco Group Holdings Corp. ....     2,603,280        27,659,850
                                                     --------------
FOREST PRODUCTS -- 6.0%
  Georgia-Pacific Corp. ...........       794,600        40,325,950
  Longview Fibre Co. ..............     1,358,900        19,364,325
  Louisiana-Pacific Corp. .........     1,324,700        18,876,975
  Potlatch Corp. ..................       211,400         9,433,725
  Rayonier, Inc. ..................       408,600        19,740,487
  Weyerhaeuser Co. ................       202,000        14,506,125
                                                     --------------
                                                        122,247,587
                                                     --------------
GAS DISTRIBUTION -- 0.4%
  TransCanada Pipelines, Ltd. .....       980,444(b)      8,578,885
                                                     --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 4.1%
  Columbia/HCA Healthcare Corp. ...     1,239,100        36,321,119
  Humana Inc.(a)...................     1,547,700        12,671,794
  Lifepoint Hospitals, Inc.(a).....        56,984           673,124
  PhyCor, Inc.(a)..................     2,019,600         3,786,750
  Tenet Healthcare Corp.(a)........     1,221,200        28,698,200
  Triad Hospitals, Inc.(a).........        56,984           861,883
                                                     --------------
                                                         83,012,870
                                                     --------------
HOUSING RELATED -- 5.8%
  Hanson, PLC, ADR, (United
    Kingdom) ......................     2,056,950        83,177,916
  Kaufman & Broad Home Corp. ......       708,300        17,132,006
  Ryland Group, Inc. ..............       725,000        16,720,313
                                                     --------------
                                                        117,030,235
                                                     --------------
                                                         VALUE
COMMON STOCKS (CONTINUED)               SHARES         (NOTE 2)
                                     ------------    --------------
INSURANCE -- 2.0%
  Marsh & McLennan Companies,
    Inc. ..........................       121,700    $   11,645,169
  Ohio Casualty Corp. .............       782,400(b)     12,567,300
  SAFECO Corp. ....................       409,400        10,183,825
  Selective Insurance Group,
    Inc. ..........................       409,600         7,040,000
                                                     --------------
                                                         41,436,294
                                                     --------------
MACHINERY -- 3.0%
  Cascade Corp. ...................        14,700           135,056
  Commerical Intertech Corp. ......       179,900         2,293,725
  Flowserve Corp. .................     1,165,500        19,813,500
  Graco Inc. ......................       200,000         7,175,000
  Regal-Beloit Corp. ..............       150,000         3,093,750
  Snap-On, Inc. ...................       596,000        15,831,250
  United Dominion Industries,
    Ltd. ..........................       600,000        11,962,500
                                                     --------------
                                                         60,304,781
                                                     --------------
METALS-FERROUS -- 4.4%
  AK Steel Holding Corp. ..........       951,100        17,952,013
  USX-U.S. Steel Group ............     2,168,100        71,547,300
                                                     --------------
                                                         89,499,313
                                                     --------------
METALS-NON FERROUS -- 12.5%
  ALCOA, Inc. .....................     2,034,600       168,871,800
  Reynolds Metals Co. .............     1,094,786        83,887,977
                                                     --------------
                                                        252,759,777
                                                     --------------
OIL & GAS -- 3.6%
  Noble Affiliates, Inc. ..........       735,800        15,773,713
  Pioneer Natural Resources Co. ...     2,631,817        23,521,864
  Total Fina SA, (Class "B" Stock),
    ADR, (France) .................       406,144        28,125,472
  USX-Marathon Group ..............       237,500         5,863,281
                                                     --------------
                                                         73,284,330
                                                     --------------
OIL & GAS EXPLORATION/PRODUCTION -- 1.2%
  Crestar Energy, Inc., ADR,
    (Canada)(a)....................       206,000         2,830,806
  Occidental Petroleum Corp. ......     1,030,000        22,273,750
                                                     --------------
                                                         25,104,556
                                                     --------------
OIL & GAS SERVICES -- 2.0%
  McDermott International, Inc. ...     2,994,100        27,134,031
  Pennzoil-Quaker State Co. .......     1,196,208        12,186,369
                                                     --------------
                                                         39,320,400
                                                     --------------
PRECIOUS METALS -- 0.8%
  Stillwater Mining Co.(a).........       501,000        15,969,375
                                                     --------------
REAL ESTATE DEVELOPMENT -- 10.9%
  Capital Automotive ..............       595,800         7,261,313
  Center Trust, Inc. ..............       432,600         4,190,813
  Crescent Real Estate Equities
    Co. ...........................     2,796,500        51,385,688
  Crown American Realty Trust .....     1,140,100         6,270,550
  Equity Office Properties
    Trust .........................       560,678        13,806,696
  Equity Residential Properties
    Trust .........................     1,619,900        69,149,481
  Gables Residential Trust ........       430,100        10,322,400
  Glimcher Realty Trust ...........       527,900         6,796,713
  Manufactured Home Communities,
    Inc. ..........................       421,900        10,257,444
  Vornado Realty Trust ............     1,272,400        41,353,000
                                                     --------------
                                                        220,794,098
                                                     --------------
  Heilig-Meyers Co. ...............     2,055,200         5,651,800
  The Limited, Inc. ...............       830,916        35,989,049
  Toys 'R' Us, Inc.(a).............       358,800         5,135,325
                                                     --------------
                                                         46,776,174
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

DECEMBER 31, 1999

                                                         VALUE
COMMON STOCKS (CONTINUED)               SHARES         (NOTE 2)
                                     ------------    --------------
TELECOMMUNICATIONS -- 1.2%
  Telefonos de Mexico SA (Class "L"
    Stock), ADR, (Mexico) .........       213,600(b) $   24,030,000
                                                     --------------
TEXTILES -- 0.7%
  Kellwood Co. ....................       745,200        14,484,825
                                                     --------------
TOBACCO -- 0.8%
  R.J. Reynolds Tobacco Holdings,
    Inc. ..........................       867,760        15,294,270
                                                     --------------
TRUCKING/SHIPPING -- 0.5%
  Yellow Corp.(a)..................       566,500         9,524,281
                                                     --------------
UTILITY-ELECTRIC -- 0.3%
  Pacific Gas & Electric, Co. .....       247,200         5,067,600
                                                     --------------
TOTAL COMMON STOCKS
  (cost $1,621,129,265)..........................     1,874,909,538
                                                     --------------

PREFERRED STOCKS -- 4.6%
METALS-FERROUS -- 0.7%
  Bethlehem Steel Corp. (Cum.
    Conv.), $3.50 .................       261,400         7,842,000
  Rouge Steel, 7.25% ..............       273,100         2,065,319
  USX Capital Trust (Cum. Conv.),
    6.75% .........................       119,200         5,095,800
                                                     --------------
                                                         15,003,119
                                                     --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.),
    7.00%, Series B ...............        61,800         1,475,475
                                                     --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Union Pacific Capital Trust,
    6.25% .........................       246,400        10,102,400
                                                     --------------
RETAIL -- 1.3%
  Kmart Corp. (Cum. Conv.),
    7.75% .........................       629,300        27,531,875
                                                     --------------
TELECOMMUNICATIONS -- 2.0%
  Telecomunicacoes Brasileiras SA,
    Series B, ADR, (Brazil) .......       309,900(b)     39,822,150
                                                     --------------
TOTAL PREFERRED STOCKS
  (cost $105,218,668)............................        93,935,019
                                                     --------------

                              MOODY'S   PRINCIPAL
                              RATING     AMOUNT
CONVERTIBLE BONDS -- 0.8%   (UNAUDITED)   (000)
                            ----------- ---------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon,
      05/05/08 ...........      A2      $   6,000         4,176,120
                                                     --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Malan Realty Investors,
    Inc.,
    9.50%, 07/15/04 ......      B3          2,969         2,649,832
                                                     --------------
RETAIL -- 0.4%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06 ......      B2          8,079         8,280,975
                                                     --------------
TOTAL CONVERTIBLE BONDS
  (cost $15,360,108).............................        15,106,927
                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,741,708,041)..........................     1,983,951,484
                                                     --------------
                              MOODY'S   PRINCIPAL
SHORT-TERM                    RATING     AMOUNT          VALUE
INVESTMENTS -- 4.7%         (UNAUDITED)   (000)        (NOTE 2)
                            ----------- ---------    --------------
COMMERCIAL PAPER -- 2.4%
  Coastal Corp.,
    6.50%, 01/14/00 ......      P2      $  15,000(c) $   14,970,208
  Countrywide Home Loans,
    Inc.,
    5.25%, 01/03/00 ......      P2          4,800(c)      4,800,000
  Heller Financial, Inc.,
    6.05%, 01/12/00 ......      P2         10,000(c)      9,984,875
  Keyspan Corp.,
    6.50%, 01/12/00 ......      P2         19,000(c)     18,969,125
                                                     --------------
                                                         48,724,208
                                                     --------------
TIME DEPOSIT -- 0.5%
  Banque Nationale de
    Paris,
    2.00%, 01/03/00 ......      P1          1,631(c)      1,631,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00 ......      P1          5,000(c)      5,000,000
  Deutsche Bank AG,
    5.00%, 01/03/00 ......      P1          3,000(c)      3,000,000
                                                     --------------
                                                          9,631,000
                                                     --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase
    Agreement Account,
    2.875%, 01/03/00
      (Note 5) ...........                 37,352        37,352,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $95,707,208).............................        95,707,208
                                                     --------------
TOTAL INVESTMENTS -- 102.7%
  (cost $1,837,415,249; Note 6)..................     2,079,658,692
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (2.7%).........................................       (55,619,332)
                                                     --------------
TOTAL NET ASSETS -- 100.0%.......................    $2,024,039,360
                                                     ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt
  AG       Aktiengesellschaft (German Stock Company)
  GDR      Global Depository Receipt
  SA       Sociedad Anonima (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $56,036,738; cash collateral of $57,973,945 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

                                EQUITY PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 89.6%
                                                        VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
                                      ------------- --------------
AEROSPACE
  Raytheon Co. .....................         44,639 $    1,107,605
                                                    --------------
APPAREL -- 0.3%
  Jones Apparel Group, Inc. ........        716,973     19,447,893
                                                    --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Delphi Automotive Systems
    Corp. ..........................        440,325      6,935,119
  General Motors Corp. .............        630,000     45,793,125
  Navistar International Corp.(a)...        395,200     18,722,600
  PACCAR Inc. ......................        279,400     12,380,912
                                                    --------------
                                                        83,831,756
                                                    --------------
BANKS AND SAVINGS & LOANS -- 5.0%
  Bank of New York Co., Inc. .......      2,400,000     96,000,000
  Bank of America Corp. ............      1,789,856     89,828,398
  Chase Manhattan Corp. ............        376,900     29,280,419
  Mellon Financial Corp. ...........        540,200     18,400,562
  Mercantile Bankshares Corp. ......        419,400     13,394,587
  Morgan (J.P.) & Co., Inc. ........        232,100     29,389,662
  National City Corp. ..............        123,120      2,916,405
  Republic New York Corp. ..........        450,000     32,400,000
                                                    --------------
                                                       311,610,033
                                                    --------------
CHEMICALS -- 1.3%
  Eastman Chemical Co. .............        941,550     44,900,166
  Potash Corp. of Saskatchewan Inc.,
    (Canada) .......................        380,000     18,311,250
  Wellman, Inc. ....................        798,200     14,866,475
                                                    --------------
                                                        78,077,891
                                                    --------------
COMPUTER -- 5.9%
  Compaq Computer Corp. ............      3,302,350     89,369,847
  Gerber Scientific, Inc. ..........        419,800      9,209,362
  Hewlett-Packard Co. ..............      1,100,000    125,331,250
  NCR Corp.(a) .....................        100,000      3,787,500
  Seagate Technology, Inc.(a) ......      2,975,800    138,560,687
                                                    --------------
                                                       366,258,646
                                                    --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc.(a) ...      1,050,000     48,168,750
  Centex Corp. .....................      1,200,000     29,625,000
                                                    --------------
                                                        77,793,750
                                                    --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.0%
  Eastman Kodak Co. ................      2,969,300    196,716,125
  Gibson Greeting, Inc.(a)..........        750,000      6,726,562
  Philip Morris Co., Inc. ..........      2,025,000     46,954,687
                                                    --------------
                                                       250,397,374
                                                    --------------
ELECTRONICS -- 4.5%
  Arrow Electronics, Inc.(a) .......      2,145,500     54,442,062
  Avnet, Inc. ......................        887,600     53,699,800
  Harris Corp. .....................      2,884,000     76,966,750
  Hitachi Ltd. ADR, (Japan) ........        515,000     83,365,625
  Lanier Worldwide, Inc.(a) ........      2,884,000     11,175,500
                                                    --------------
                                                       279,649,737
                                                    --------------
FINANCIAL SERVICES -- 3.3%
  Citigroup, Inc. ..................      1,400,401     77,809,781
  Lehman Brothers Holdings, Inc. ...        764,800     64,769,000
  Morgan Stanley Dean Witter &
    Co. ............................        452,800     64,637,200
                                                    --------------
                                                       207,215,981
                                                    --------------
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
FOOD & BEVERAGE 1.5%
  Nabisco Group Holdings Corp. .....      3,710,000 $   39,418,750
  Sara Lee Corp. ...................      2,497,500     55,101,094
                                                    --------------
                                                        94,519,844
                                                    --------------
FOREST PRODUCTS -- 12.3%
  Fort James Corp. .................        664,000     18,177,000
  Georgia-Pacific Corp. ............      3,406,300    172,869,725
  Georgia-Pacific Timber Group .....      1,158,000     28,515,750
  International Paper Co. ..........      1,820,000    102,716,250
  Mead Corp. .......................      2,306,000    100,166,875
  Rayonier Inc. ....................        830,400     40,118,700
  Temple-Inland, Inc. ..............      1,240,500     81,795,469
  Weyerhaeuser Co. .................      1,522,500    109,334,531
  Willamette Industries, Inc. ......      2,500,000    116,093,750
                                                    --------------
                                                       769,788,050
                                                    --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 10.9%
  Columbia/HCA Healthcare Corp. ....      5,790,100    169,722,306
  Foundation Health Systems,
    Inc.(a) ........................      4,724,610     46,950,812
  HEALTHSOUTH Corp.(a) .............      5,376,800     28,900,300
  LifePoint Hospitals, Inc.(a)......        304,742      3,599,765
  PacifiCare Health Systems,
    Inc.(a) ........................      1,143,900     60,626,700
  Service Corp. International(a) ...      3,686,500     25,575,094
  Tenet Healthcare Corp.(a).........      7,321,732    172,060,702
  Triad Hospitals, Inc.(a)..........        304,742      4,609,223
  Wellpoint Health Networks
    Inc.(a) ........................      2,570,900    169,518,719
                                                    --------------
                                                       681,563,621
                                                    --------------
INSURANCE -- 11.1%
  American Financial Group, Inc. ...        552,700     14,577,462
  American General Corp. ...........        879,704     66,747,541
  AXA Financial Inc. ...............      2,323,800     78,718,725
  Chubb Corp. ......................      2,206,400    124,247,900
  Loews Corp. ......................      1,775,000    107,720,312
  Old Republic International
    Corp. ..........................      3,198,327     43,577,205
  SAFECO Corp. .....................      2,855,800     71,038,025
  St. Paul Companies, Inc. .........      1,320,100     44,470,869
  Tokio Marine & Fire Insurance Co.
    Ltd. (The) ADR (Japan) .........        656,400     38,809,650
  United HealthCare Corp. ..........      1,914,900    101,729,063
                                                    --------------
                                                       691,636,752
                                                    --------------
LEISURE -- 0.8%
  Hilton Hotels Corp. ..............      3,470,600     33,404,525
  Park Place Entertainment
    Corp.(a) .......................      1,078,300     13,478,750
                                                    --------------
                                                        46,883,275
                                                    --------------
METALS-FERROUS -- 0.2%
  Birmingham Steel Corp.(a) ........      1,492,400      7,928,375
  Carpenter Technology Corp. .......        100,000      2,743,750
                                                    --------------
                                                        10,672,125
                                                    --------------
METALS-NON FERROUS -- 2.5%
  Alcoa, Inc. ......................      1,882,000    156,206,000
                                                    --------------
MINERAL RESOURCES -- 0.5%
  Phelps Dodge Corp. ...............        488,600     32,797,275
                                                    --------------
OIL & GAS -- 5.6%
  Amerada Hess Corp. ...............        325,000     18,443,750
  Atlantic Richfield Co. ...........      1,100,000     95,150,000
  Kerr-McGee Corp. .................        590,400     36,604,800
  KeySpan Corp. ....................      1,356,432     31,452,267
  Occidental Petroleum Corp. .......      1,100,000     23,787,500
  Total SA, ADR, (France) ..........      2,075,275    143,712,794
                                                    --------------
                                                       349,151,111
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

DECEMBER 31, 1999

                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
PRECIOUS METALS -- 2.5%
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "A")(a) ............      3,853,300 $   71,526,881
  Freeport-McMoRan Copper & Gold,
    Inc. (Class "B" Stock)(a) ......        319,600      6,751,550
  Kinross Gold Corp.(a) ............        105,126        197,111
  Newmont Mining Corp. .............      3,057,000     74,896,500
                                                    --------------
                                                       153,372,042
                                                    --------------
RESTAURANTS -- 2.5%
  CKE Restaurants, Inc. ............      1,933,700     11,360,488
  Darden Restaurants, Inc. .........      7,922,700    143,598,938
                                                    --------------
                                                       154,959,426
                                                    --------------
RETAIL -- 6.1%
  Consolidated Stores Corp.(a) .....      2,023,800     32,886,750
  Dillard's, Inc. ..................      3,649,000     73,664,188
  IKON Office Solutions, Inc. ......      5,193,000     35,377,313
  Kmart Corp.(a) ...................      6,500,000     65,406,250
  Pep Boys - Manny, Moe & Jack .....      1,594,900     14,553,463
  Sears, Roebuck and Co. ...........        690,000     21,001,875
  Tandy Corp. ......................      2,166,900    106,584,394
  Toys 'R' Us, Inc.(a) .............      2,350,000     33,634,375
                                                    --------------
                                                       383,108,608
                                                    --------------
TELECOMMUNICATIONS -- 3.9%
  ALLTEL Corp. .....................      1,129,588     93,402,808
  AT&T Corp. .......................      1,734,400     88,020,800
  Loral Corp.(a) ...................      2,600,000     63,212,500
                                                    --------------
                                                       244,636,108
                                                    --------------
TEXTILES
  Worldtex, Inc.(a) ................        107,199        167,498
                                                    --------------
TOBACCO -- 0.3%
  R.J. Reynolds Tobacco Holdings,
    Inc. ...........................      1,236,666     21,796,238
                                                    --------------
UTILITY - ELECTRIC -- 1.3%
  American Electric Power Company,
    Inc. ...........................        180,000      5,782,500
  GPU, Inc. ........................        500,000     14,968,750
  Reliant Energy, Inc. .............        974,519     22,292,122
  Unicom Corp. .....................      1,112,900     37,282,150
                                                    --------------
                                                        80,325,522
                                                    --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc. ...        270,000      5,737,500
                                                    --------------
WASTE MANAGEMENT -- 0.5%
  Waste Management, Inc. ...........      1,882,292     32,351,894
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,235,036,665)............................  5,585,063,555
                                                    --------------
                                 MOODY'S   PRINCIPAL
SHORT-TERM INVESTMENTS --        RATING     AMOUNT
10.4%                          (UNAUDITED)   (000)
                               ----------- ---------
COMMERCIAL PAPER -- 8.7%
  Barton Capital Corp,
    6.09%, 02/01/00 .........      P1      $  20,844     20,734,691
    6.18%, 02/03/00 .........      P1         12,000     11,932,900
  Baus Funding LLC,
    6.20%, 01/31/00 .........      P1         60,000     59,690,000
  BBV Finance (Delaware) Inc,
    6.27%, 01/10/00 .........      P1         25,000     24,960,812
                                 MOODY'S   PRINCIPAL
SHORT-TERM                       RATING     AMOUNT       VALUE
INVESTMENTS (CONT'D)           (UNAUDITED)   (000)     (NOTE 2)
                               ----------- --------- --------------
COMMERCIAL PAPER -- 8.7% (CONT'D.)
  BBL North America,
    6.27%, 01/26/00 .........      P1      $  40,000 $   39,825,833
  Blue Ridge Asset Fund,
    6.70%, 01/18/00 .........      P1         19,000     18,939,886
  Carolina Power & Light,
    6.55%, 01/28/00 .........      P1         11,306     11,250,459
  Corporate Asset Funding,
    6.10%, 01/27/00 .........      P1          9,695      9,652,288
  Edison Asset Securitization
    LLC,
    6.65%, 01/31/00 .........      P1          9,592      9,538,844
    7.00%, 01/21/00 .........      P1         16,597     16,532,456
  Enterprise Funding Corp.,
    6.18%, 01/27/00 .........      P1          9,588      9,545,206
  Falcon Asset Securitization
    Corp.,
    5.99%, 01/13/00 .........      P1         60,000     59,880,200
  Fleet Funding Corp.,
    6.10%, 02/04/00 .........      P1          7,773      7,728,219
  Old Line Funding Corp.,
    6.25%, 01/20/00 .........      P1         20,000     19,934,028
    6.30%, 01/19/00 .........      P1         34,420     34,311,577
  Salomon Smith Barney
    Holding,
    6.10%, 01/25/00 .........      P1         28,000     27,886,133
  Thunder Bay Funding,
    6.75%, 01/28/00 .........      P1          6,513      6,480,028
  Triple-A One Plus Funding,
    6.26%, 01/12/00 .........      P1         10,590     10,569,744
    6.26%, 01/14/00 .........      P1         29,000     28,934,444
    6.66%, 01/20/00 .........      P1         12,000     11,957,820
    6.70%, 01/18/00 .........      P1          8,539      8,511,984
  Unifunding Inc.,
    6.50%, 01/25/00 .........      P1         35,000     34,848,333
  Windmill Funding Corp.,
    6.10%, 01/28/00 .........      P1         60,000     59,725,500
                                                     --------------
                                                        543,371,385
                                                     --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement
    Account,
    2.875%, 01/03/00
      (Note 5) ..............                106,923    106,923,000
                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $650,294,385)...............................    650,294,385
                                                     --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $4,885,331,050; Note 6).....................  6,235,357,940
FORWARD CURRENCY CONTRACTS -- AMOUNT PAYABLE TO
  COUNTERPARTIES (b)................................       (138,418)
                                                     --------------
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES.........         76,720
                                                     --------------
TOTAL NET ASSETS -- 100.0%.......................... $6,235,296,242
                                                     ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt.
  LLC      Limited Liability Company.
  SA       Societe Anonyme (French Corporation).

(a)  Non-income producing security.
(b) Outstanding forward currency contract as of December 31, 1999 was as follows:

                        VALUE AT
  FOREIGN CURRENCY     SETTLEMENT    CURRENT
      CONTRACTS           DATE        VALUE     DEPRECIATION
  ----------------     -----------  ----------  ------------
Sold:
    Japanese Yen,
  expiring 3/30/00     $43,111,992  $42,973,574  $(138,418)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                         PRUDENTIAL JENNISON PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 95.6%
                                                        VALUE
COMMON STOCKS -- 95.6%                     SHARES     (NOTE 2)
                                          --------- --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  Chase Manhattan Corp. ................    554,100 $   43,046,644
                                                    --------------
BUSINESS SERVICES -- 1.6%
  Omnicom Group, Inc. ..................    434,000     43,400,000
                                                    --------------
COMPUTER SERVICES -- 13.8%
  America Online, Inc. (a) .............    583,900     44,047,956
  Cisco Systems, Inc. (a) ..............  1,082,450    115,957,456
  EMC Corp. (a) ........................    487,600     53,270,300
  Juniper Networks, Inc. ...............     53,100     18,054,000
  Microsoft Corp. (a) ..................  1,164,500    135,955,375
  VERITAS Software Corp. (a) ...........    109,800     15,715,125
                                                    --------------
                                                       383,000,212
                                                    --------------
COMPUTERS -- 6.6%
  Dell Computer Corp. (a) ..............    782,900     39,927,900
  Equant NV (Netherlands) ..............    315,200     35,302,400
  Hewlett-Packard Co. ..................    619,200     70,550,100
  Sun Microsystems, Inc. (a) ...........    467,500     36,202,031
                                                    --------------
                                                       181,982,431
                                                    --------------
COSMETICS & SOAPS -- 0.8%
  Estee Lauder Companies (Class "A"
    Stock) .............................    433,600     21,869,700
                                                    --------------
DIVERSIFIED OPERATIONS -- 3.5%
  General Electric Co. .................    624,400     96,625,900
                                                    --------------
DRUGS AND MEDICAL SUPPLIES -- 9.9%
  American Home Products Corp. .........  1,024,600     40,407,662
  Amgen, Inc. (a) ......................    563,100     33,821,194
  Bristol-Myers Squibb Co. .............    401,500     25,771,281
  Genentech, Inc. (a) ..................    201,500     27,101,750
  Glaxo Wellcome PLC, ADR (United
    Kingdom) ...........................    509,500     28,468,312
  Johnson & Johnson ....................    362,300     33,739,187
  Schering-Plough Corp. ................    346,900     14,634,844
  Warner-Lambert Co. ...................    857,800     70,285,987
                                                    --------------
                                                       274,230,217
                                                    --------------
ELECTRONICS -- 10.6%
  Applied Materials, Inc. (a) ..........    371,800     47,102,412
  Broadcom Corp. Class A ...............    102,000     27,782,250
  Intel Corp. ..........................    799,600     65,817,075
  KLA-Tencor Corp. (a) .................    275,400     30,672,675
  Motorola, Inc. .......................    342,300     50,403,675
  Texas Instruments, Inc. ..............    742,500     71,929,687
                                                    --------------
                                                       293,707,774
                                                    --------------
FINANCIAL SERVICES -- 6.4%
  American Express Co. .................    189,900     31,570,875
  Citigroup, Inc. ......................  1,537,200     85,410,675
  Morgan Stanley Dean Witter & Co. .....    423,720     60,486,030
                                                    --------------
                                                       177,467,580
                                                    --------------
INSURANCE -- 2.7%
  American International Group, Inc. ...    694,125     75,052,266
                                                    --------------
MEDIA -- 8.0%
  AT&T Corp-Liberty Media Group (Class
    "A" Stock) .........................    839,000     47,613,250
  CBS Corp. (a) ........................  1,381,400     88,323,263
  Clear Channel Communications,
    Inc. (a) ...........................    627,800     56,031,150
  Univision Communications Inc. (a) ....    302,700     30,932,156
                                                    --------------
                                                       222,899,819
                                                    --------------
RESTAURANTS -- 1.2%
  McDonald's Corp. .....................    861,000     34,709,063
                                                    --------------
COMMON                                                  VALUE
STOCKS (CONTINUED)                         SHARES     (NOTE 2)
                                          --------- --------------
RETAIL -- 10.2%
  Home Depot, Inc. .....................  1,531,500 $  105,003,469
  Kohl's Corp. (a) .....................    579,800     41,854,313
  The Gap, Inc. ........................  1,083,450     49,838,700
  Tiffany & Co. ........................    439,900     39,261,075
  Wal-Mart Stores, Inc. ................    694,100     47,979,663
                                                    --------------
                                                       283,937,220
                                                    --------------
TELECOMMUNICATIONS -- 18.7%
  Allegiance Telecom, Inc. .............    286,200     26,401,950
  JDS Uniphase Corp. (a) ...............    229,600     37,037,350
  Level 3 Communications, Inc. (a) .....    235,200     19,257,000
  Lucent Technologies, Inc. ............    443,350     33,168,122
  MCI WordCom, Inc. (a) ................    903,000     47,915,438
  Metromedia Fiber Network, Inc. (a) ...    355,800     17,056,163
  Nextlink Communications - A ..........    280,100     23,265,806
  Nokia Corp., ADR (Finland) ...........    477,500     90,725,000
  NTL Inc. (a) .........................    437,900     54,628,025
  Qwest Communications International
    Inc. (a) ...........................  1,591,800     68,447,400
  Tellabs, Inc. (a) ....................    576,300     36,991,256
  Vodafone AirTouch PLC, ADR (United
    Kingdom) ...........................  1,270,900     62,909,550
                                                    --------------
                                                       517,803,060
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,757,433,043)............................  2,649,731,886
                                                    --------------
                                          PRINCIPAL
SHORT-TERM                                 AMOUNT
INVESTMENT -- 4.4%                          (000)
                                          ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    2.875%, 01/03/00
      (cost $121,024,000; Note 5) ......  $ 121,024    121,024,000
                                                    --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,878,457,043; Note 6)....................  2,770,755,886
LIABILITIES IN EXCESS OF OTHER ASSETS (b)..........        (88,025)
                                                    --------------
TOTAL NET ASSETS -- 100.0%......................... $2,770,667,861
                                                    ==============

The following abbreviations are used in portfolio descriptions:
  ADR      American Depository Receipt
  NV       Naamloze Vennootschap (Dutch Corporation)
  PLC      Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b)  Represents less than 0.05%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                             20/20 FOCUS PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 95.0%
                                                            VALUE
COMMON STOCKS                                  SHARES     (NOTE 2)
                                              --------   -----------
CHEMICALS -- 1.7%
  Eastman Chemical Co. .....................    23,400   $ 1,115,888
                                                         -----------
COMPUTER SERVICES -- 12.0%
  Cisco Systems, Inc. (a) ..................    27,100     2,903,087
  EMC Corp. (a) ............................    25,500     2,785,875
  Microsoft Corp. (a) ......................    17,900     2,089,825
                                                         -----------
                                                           7,778,787
                                                         -----------
COMPUTERS -- 6.1%
  Compaq Computer Corp. ....................    44,600     1,206,987
  Hewlett-Packard Co. ......................    24,400     2,780,075
                                                         -----------
                                                           3,987,062
                                                         -----------
DIVERSFIED CONSUMER PRODUCTS -- 5.2%
  Eastman Kodak Co. ........................    27,900     1,848,375
  Philip Morris Co., Inc. ..................    66,500     1,541,969
                                                         -----------
                                                           3,390,344
                                                         -----------
DRUGS & MEDICAL SUPPLIES -- 1.4%
  American Home Products Corp. .............    23,000       907,063
                                                         -----------
ELECTRONICS -- 5.6%
  Harris Corp. .............................    50,100     1,337,044
  Texas Instruments, Inc. ..................    24,000     2,325,000
                                                         -----------
                                                           3,662,044
                                                         -----------
FINANCIAL SERVICES -- 8.6%
  Citigroup Inc. ...........................    47,700     2,650,331
  Morgan (J.P.) & Co., Inc. ................     9,200     1,164,950
  Morgan Stanley Dean Witter & Co. .........    12,500     1,784,375
                                                         -----------
                                                           5,599,656
                                                         -----------
FOREST PRODUCTS -- 4.2%
  Mead Corp. ...............................    35,000     1,520,313
  Temple-Inland, Inc. ......................    18,000     1,186,875
                                                         -----------
                                                           2,707,188
                                                         -----------
HOSPITALS/HEALTHCARE -- 9.0%
  Columbia/HCA Healthcare Corp. ............    62,600     1,834,962
  Tenet Healthcare Corp. (a) ...............    90,800     2,133,800
  Wellpoint Health Networks Inc. (a) .......    28,100     1,852,844
                                                         -----------
                                                           5,821,606
                                                         -----------
INSURANCE -- 6.8%
  American International Group, Inc. .......    21,625     2,338,203
  Loews Corp. ..............................    25,400     1,541,463
  SAFECO Corp. .............................    22,500       559,687
                                                         -----------
                                                           4,439,353
                                                         -----------
LEISURE -- 2.2%
  Hilton Hotels Corp. ......................   145,200     1,397,550
  Park Place Entertainment Corp. (a) .......     2,100        26,250
                                                         -----------
                                                           1,423,800
                                                         -----------
                                                            VALUE
                                               SHARES     (NOTE 2)
COMMON STOCKS (CONTINUED)                     --------   -----------
MEDIA -- 6.8%
  CBS Corp. (a) ............................    34,600   $ 2,212,238
  Univision Communications Inc. (a) ........    21,500     2,197,031
                                                         -----------
                                                           4,409,269
                                                         -----------
OFFICE EQUIPMENT & SUPPLIES -- 0.3%
  Lanier Worldwide, Inc. (a) ...............    55,400       214,675
                                                         -----------
PRECIOUS METALS -- 2.9%
  Freeport-McMoRan Copper & Gold,
    Inc. (a) ...............................   101,400     1,882,237
                                                         -----------
RETAIL -- 6.8%
  Dillard's, Inc. ..........................    64,200     1,296,038
  Tandy Corp. ..............................    21,900     1,077,206
  Tiffany & Co. ............................    23,300     2,079,525
                                                         -----------
                                                           4,452,769
                                                         -----------
TELECOMMUNICATIONS -- 15.4%
  Loral Space & Communications Ltd. (a) ....   100,800     2,450,700
  NTL Inc. (a) .............................    21,700     2,707,075
  Qwest Communications Int'l, Inc. (a) .....    61,100     2,627,300
  Vodafone AirTouch PLC ADR
    (United Kingdom) (a) ...................    45,300     2,242,350
                                                         -----------
                                                          10,027,425
                                                         -----------
TOTAL LONG-TERM INVESTMENTS
  (cost $54,036,582)..................................    61,819,166
                                                         -----------

SHORT-TERM INVESTMENTS -- 7.4%
                                              PRINCIPAL
                                               AMOUNT
                                               (000)
                                              --------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00
    (cost $4,801,000; Note 5)...............  $  4,801     4,801,000
                                                         -----------
TOTAL INVESTMENTS -- 102.4%
  (cost $58,837,582; Note 6)..........................    66,620,166
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.4)%.......
                                                          (1,572,544)
                                                         -----------
NET ASSETS -- 100.0%..................................   $65,047,622
                                                         ===========

The following abbreviations are used in portfolio descriptions:
  ADR    American Depository Receipt.
  PLC    Public Limited Company (British Corporation).

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                      SMALL CAPITALIZATION STOCK PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.5%
                                                                           VALUE
COMMON STOCKS -- 94.5%                                 SHARES            (NOTE 2)
                                                    -------------      --------------
ADVERTISING -- 1.1%
  Cyrk, Inc. (a)..................................         17,600      $      209,000
  HA-LO Industries, Inc. .........................         55,800             418,500
  Snyder Communications, Inc. (a).................         82,500(c)        1,588,125
  True North Communications, Inc. ................         53,700           2,399,719
                                                                       --------------
                                                                            4,615,344
                                                                       --------------
AEROSPACE -- 0.8%
  Alliant Techsystems Inc. (a)....................         11,500             716,594
  BE Aerospace, Inc. (a)..........................         27,700             233,719
  GenCorp Inc. ...................................         46,900             463,137
  Kaman Corp. (Class "A" Stock) ..................         26,400             339,900
  Orbital Sciences Corp. (a)......................         42,000             779,625
  Trimble Navigation, Ltd. (a)....................         25,300             547,112
  Watkins-Johnson Co. ............................          7,400             296,000
                                                                       --------------
                                                                            3,376,087
                                                                       --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Agribrands International, Inc. (a)..............         11,800             542,800
  Delta & Pine Land Co. ..........................         43,200             750,600
                                                                       --------------
                                                                            1,293,400
                                                                       --------------
AIRLINES -- 0.5%
  Atlantic Coast Airlines Holdings, Inc. (a)......         21,000             498,750
  Aviation Sales Co. .............................         16,800(c)          277,200
  Mesa Air Group, Inc. (a)........................         38,000             180,500
  Midwest Express Holdings, Inc. (a)..............         15,900             506,812
  SkyWest, Inc. ..................................         27,600             772,800
                                                                       --------------
                                                                            2,236,062
                                                                       --------------
APPAREL -- 1.1%
  Ann Taylor Stores Corp. ........................         35,500           1,222,531
  K-Swiss, Inc. (Class "A" Stock) ................         12,600             234,084
  Pacific Sunwear of California, Inc. ............         34,700           1,116,906
  Phillips-Van Heusen Corp. ......................         30,600             254,362
  Quiksilver, Inc. ...............................         25,000             387,500
  Timberland Co. (Class "A" Stock) (a)............         23,800           1,258,425
  Wolverine World Wide, Inc. .....................         46,312             506,538
                                                                       --------------
                                                                            4,980,346
                                                                       --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Action Performance Cos., Inc. ..................         19,000(c)          218,500
  MascoTech, Inc. ................................         50,200             636,912
  Myers Industries, Inc. .........................         22,694             357,430
  Simpson Industries, Inc. .......................         20,200             227,250
  Spartan Motors, Inc. ...........................         14,000              61,250
  Standard Motor Products, Inc. ..................         14,800             238,650
  TBC Corp. (a)...................................         23,700             148,125
  Tenneco Automotive Inc. ........................         38,300             356,669
  Titan International, Inc. ......................         23,200             150,800
  Tower Automotive, Inc. .........................         52,500             810,469
  Wabash National Corp. ..........................         25,800             387,000
  Wynn's International, Inc. .....................         21,025             296,978
                                                                       --------------
                                                                            3,890,033
                                                                       --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Anchor Bancorp Wisconsin, Inc. .................         28,500             431,062
  Banknorth Group, Inc. ..........................         26,100             698,175
  Carolina First Corp. ...........................         28,800             525,600
  Centura Banks, Inc. ............................         32,000           1,412,000
  Chittenden Corp. ...............................         31,700             939,112
  Commercial Federal Corp. (a)....................         68,025           1,211,695
  Community First Bankshares, Inc. ...............         56,800             894,600
  Cullen/Frost Bankers, Inc. .....................         60,100           1,547,575
  Downey Financial Corp. .........................         31,644             638,813
                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  First Bancorp/Puerto Rico ......................         32,600      $      676,450
  First Midwest Bancorp, Inc. ....................         46,800           1,240,200
  Investors Financial Services Corp. .............         16,400             754,400
  JSB Financial, Inc. ............................         10,500             544,687
  Premier Bancshares, Inc. .......................         32,300             440,087
  Provident Bankshares Corp. .....................         28,725             497,302
  Queens County Bancorp, Inc. ....................         24,050             652,356
  Riggs National Corp. (a)........................         31,800             419,362
  Silicon Valley Bancshares ......................         23,400           1,158,300
  Susquehanna Bancshares, Inc. ...................         41,500             658,812
  TrustCo Bank Corp. .............................         60,420             800,565
  United Bankshares, Inc. ........................         48,600           1,160,325
  UST Corp. ......................................         48,100           1,527,175
  Whitney Holding Corp. ..........................         25,700             952,506
                                                                       --------------
                                                                           19,781,159
                                                                       --------------
CHEMICALS -- 1.8%
  Cambrex Corp. ..................................         27,600             950,475
  Chemed Corp. ...................................         11,700             334,913
  Chemfirst, Inc. (a).............................         20,300             444,062
  Geon Co. .......................................         26,700             867,750
  Lilly Industries, Inc. (Class "A" Stock)........         26,100             350,719
  MacDermid, Inc. ................................         28,300           1,162,069
  McWhorter Technologies, Inc. (a)................         11,300             180,800
  Mississippi Chemical Corp. (a)..................         29,272             181,120
  OM Group, Inc. .................................         26,700             919,481
  Omnova Solutions Inc. ..........................         46,900             363,475
  Penford Corp. ..................................          8,300             143,175
  Quaker Chemical Corp. ..........................         10,000             142,500
  Scotts Co. (Class "A" Stock) (a)................         20,600             829,150
  TETRA Technologies, Inc. .......................         42,850             658,819
  WD-40 Co. ......................................         17,500             387,188
                                                                       --------------
                                                                            7,915,696
                                                                       --------------
COLLECTIBLES & GIFTS -- 0.1%
  Department 56, Inc. ............................         19,500             441,188
  Enesco Group, Inc. .............................         15,500             171,469
                                                                       --------------
                                                                              612,657
                                                                       --------------
COMMERCIAL SERVICES -- 4.3%
  AAR Corp. ......................................         30,850             553,372
  ABM Industries, Inc. ...........................         24,900             507,337
  ADVO, Inc. .....................................         23,800             565,250
  Billing Information Concepts Corp. .............         41,900             272,350
  Bowne & Company, Inc. ..........................         41,400             558,900
  CDI Corp. (a)...................................         21,400             516,275
  Central Parking Corp. ..........................         41,250(c)          788,906
  ChoicePoint Inc. (a)............................         33,100           1,369,512
  Consolidated Graphics, Inc. ....................         17,700             264,394
  CPI Corp. ......................................         11,100             250,444
  DBT Online Inc. ................................         22,500             548,437
  Dentrite International, Inc. ...................         43,550           1,475,256
  Franklin Covey Co. .............................         22,800             171,000
  Hadco Corp. ....................................         15,300             780,300
  Hooper Holmes, Inc. ............................         32,400             834,300
  Information Resources, Inc. (a).................         31,500             291,375
  Insurance Auto Auction, Inc. (a)................         12,800             201,600
  Interim Services, Inc. (a)......................         73,500           1,819,125
  John H. Harland Co. ............................         34,800             637,275
  Labor Ready Inc. ...............................         48,050             582,606
  Lason Inc. .....................................         21,100             232,100
  MAXIMUS, Inc. (a)...............................         23,600             800,925
  NFO Worldwide, Inc. ............................         24,975             558,816
  PAREXEL International Corp. (a).................         28,200             333,113
  Pre-Paid Legal Services, Inc. ..................         25,800             619,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

DECEMBER 31, 1999

                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
COMMERCIAL SERVICES (CONT'D.)
  Primark Corp. (a)...............................         23,020      $      640,244
  Profit Recovery Group Int'l., Inc. .............         53,300           1,415,781
  Quebecor Printing Inc. .........................         20,296             451,586
  Rural/Metro Corp. ..............................         16,300              69,784
  StaffMark, Inc. (a).............................         32,900             248,806
  Thomas Nelson, Inc. ............................         15,950             147,537
  Volt Information Sciences, Inc. ................         16,900             403,487
                                                                       --------------
                                                                           18,909,393
                                                                       --------------
COMPUTER SERVICES -- 8.9%
  American Management Systems, Inc. (a)...........         47,250           1,482,469
  Analysts International Corp. ...................         25,300             316,250
  Aspen Technology, Inc. .........................         28,000             740,250
  Auspex Systems, Inc. (a)........................         29,500             302,375
  Avid Technology ................................         26,600             347,462
  BISYS Group, Inc. (a)...........................         30,300           1,977,075
  Black Box Corp. (a).............................         19,900           1,333,300
  Cerner Corp. (a)................................         37,800             744,187
  Ciber, Inc. ....................................         65,700(c)        1,806,750
  Computer Task Group, Inc. ......................         23,400             346,612
  Epicor Software Corp. ..........................         45,800             231,862
  Factset Research Systems, Inc. .................         17,600           1,401,400
  Fair Issac & Company, Inc. .....................         15,800             837,400
  FileNet Corp. (a)...............................         36,200             923,100
  Harbinger Corp. ................................         43,300           1,377,481
  Henry (Jack) & Associates, Inc. ................         22,550           1,210,653
  Hutchinson Technology, Inc. (a).................         27,800             590,750
  Inacom Corp. ...................................         51,116             373,786
  Insight Enterprises Inc. .......................         28,900           1,174,062
  Inter-Tel, Inc. ................................         29,000             725,000
  Komag, Inc. (a).................................         60,500             189,062
  Kroll O'gara Company ...........................         24,900             410,850
  Midway Games, Inc. .............................         42,730           1,022,849
  National Computer Systems, Inc. ................         35,600           1,339,450
  National Data Corp. ............................         38,025           1,290,473
  Peoplesoft, Inc. ...............................         25,080             536,085
  Progress Software Corp. (a).....................         19,050           1,081,087
  QRS Corp. (a)...................................         15,100           1,575,119
  Read-Rite Corp. (a).............................         55,800             265,050
  RSA Security Inc. (a)...........................         43,700           3,386,750
  Standard Microsystems Corp. (a).................         17,500             189,219
  Technology Solutions Co. .......................         47,100           1,542,525
  Telxon Corp. ...................................         18,100             289,600
  Whittman-Hart, Inc. ............................         60,900           3,265,762
  Xircom, Inc. (a)................................         31,700           2,377,500
  Zebra Technologies Corp. (Class "A" Stock)
    (a)...........................................         35,200           2,059,200
                                                                       --------------
                                                                           39,062,805
                                                                       --------------
COMPUTERS -- 0.8%
  Apex Inc. (a)...................................         23,200             748,200
  Cybex Computer Products Corp. (a)...............         14,300             579,150
  Exabyte Corp. ..................................         25,000             187,500
  Gerber Scientific, Inc. ........................         24,900             546,244
  MICROS Systems, Inc. ...........................         18,200           1,346,800
                                                                       --------------
                                                                            3,407,894
                                                                       --------------
CONSTRUCTION -- 1.5%
  Butler Manufacturing Co. .......................          8,000             178,500
  Coachmen Industries, Inc. ......................         18,700             282,837
  Dycom Industries, Inc. .........................         28,700           1,264,594
  Elcor Corp. ....................................         21,900             659,737
                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
CONSTRUCTION (CONT'D.)
  Florida Rock Industries, Inc. ..................         21,200      $      730,075
  Insituform Technologies, Inc.
    (Class "A" Stock) (a).........................         28,500             805,125
  M.D.C. Holdings, Inc. ..........................         25,000             392,187
  Morrison Knudsen Corp. (a)......................         59,100             461,719
  Oakwood Homes Corp. ............................         52,900             168,619
  Republic Group, Inc. ...........................         13,170             199,196
  Simpson Manufacturing Co, Inc. .................         13,400             586,250
  Southern Energy Homes, Inc. (a).................         13,612              31,903
  Standard Pacific Corp. .........................         33,250             365,750
  Stone & Webster, Inc. ..........................         14,600             245,462
                                                                       --------------
                                                                            6,371,954
                                                                       --------------
CONTAINERS -- 0.4%
  Aptar Group, Inc. ..............................         41,000           1,030,125
  Shorewood Packaging Corp. (a)...................         30,950             586,116
                                                                       --------------
                                                                            1,616,241
                                                                       --------------
COSMETICS & SOAPS -- (E)
  Nature's Sunshine Products, Inc. ...............         19,600             156,800
  USA Detergent, Inc.(a)..........................         15,500              42,625
                                                                       --------------
                                                                              199,425
                                                                       --------------
DIVERSIFIED CONSUMER PRODUCTS -- (E)
  Gibson Greetings, Inc. (a)......................         16,900             151,572
                                                                       --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
  Barnes Group Inc. ..............................         21,700             353,981
  CLARCOR, Inc. ..................................         26,900             484,200
  Griffon Corp. (a)...............................         34,100             266,406
  Insteel Industries, Inc. .......................          9,500              86,094
  Intermet Corp. .................................         27,100             315,038
  Justin Industries, Inc. ........................         28,600             425,425
  Lydall, Inc. ...................................         17,600             116,600
  Mueller Industries, Inc. (a)....................         40,300           1,460,875
  SPS Technologies, Inc. (a)......................         14,200             453,513
  Standex International Corp. ....................         14,400             301,500
  Tredegar Corp. .................................         41,750             863,703
  Valmont Industries, Inc. .......................         27,200             436,900
                                                                       --------------
                                                                            5,564,235
                                                                       --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Nashua Corp. ...................................          6,600              49,500
  New England Business Service, Inc. .............         16,100             393,444
                                                                       --------------
                                                                              442,944
                                                                       --------------
DRUGS AND MEDICAL SUPPLIES -- 8.4%
  ADAC Laboratories ..............................         23,000             247,250
  Advanced Tissue Sciences, Inc. (a)..............         58,900(c)          147,250
  Alliance Pharmaceutical Corp. ..................         48,800             359,900
  Alpharma, Inc. (Class "A" Stock) ...............         33,200(c)        1,020,900
  Barr Laboratories, Inc. ........................         25,600             803,200
  Bindley Western Industries, Inc. ...............         37,866             570,357
  Cephalon, Inc. (a)..............................         34,600(c)        1,195,862
  Coherent, Inc. (a)..............................         27,000             722,250
  COR Therapeutics, Inc. (a)......................         27,700             744,437
  Cygnus, Inc. (a)................................         27,100             494,575
  Diagnostic Products ............................         15,400             377,300
  Dura Pharmaceuticals, Inc. .....................         49,500             689,906
  Enzo Biochem, Inc. (a)..........................         28,018           1,262,561
  Hanger Orthopedic Group, Inc. ..................         21,100             211,000
  Hologic, Inc. (a)...............................         17,100              98,325
  IDEC Pharmaceuticals Corp. .....................         46,600           4,578,450
  IDEXX Laboratories, Inc. (a)....................         44,400             715,950
  Incyte Pharmacueticals, Inc. ...................         31,500           1,890,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

DECEMBER 31, 1999

                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
DRUGS AND MEDICAL SUPPLIES (CONT'D.)
  Invacare Corp. .................................         32,100      $      644,006
  Jones Medical Industries, Inc. .................         48,700           2,115,406
  Laser Vision Centers, Inc. (a)..................         28,100             296,806
  Liposome Company, Inc. (a)......................         43,700             533,277
  Medicis Pharmaceutical Corp.
    (Class "A" Stock) (a).........................         32,200           1,370,512
  Mentor Corp. ...................................         27,400             707,262
  NBTY, Inc. (a)..................................         75,300             870,656
  North American Vaccine, Inc. (a)................         36,900(c)          166,050
  Noven Pharmaceuticals, Inc. (a).................         24,100             436,812
  Organogenesis Inc. .............................         34,200(c)          297,112
  Osteotech, Inc. (a).............................         15,900             212,662
  Owens & Minor, Inc. ............................         36,700             328,006
  Patterson Dental Co. (a)........................         37,800           1,611,225
  Priority Healthcare Corp. B ....................         24,566             710,879
  Protein Design Labs, Inc. (a)...................         21,000           1,470,000
  Regeneron Pharmaceuticals, Inc. (a).............         35,100             447,525
  Resmed Inc. (a).................................         16,700             697,225
  Respironics, Inc. (a)...........................         34,300             273,328
  Safeskin Corp. (a)..............................         62,300             755,387
  Shire Pharmaceuticals Group PLC (a).............         13,138             382,645
  SpaceLabs Medical, Inc. (a).....................         10,600             196,762
  Summit Technology, Inc. (a).....................         52,300             611,256
  Sunrise Medical, Inc. (a).......................         24,900             154,069
  Syncor International Corp. (a)..................         13,200             384,450
  Techne Corp. (a)................................         22,700           1,249,919
  The Immune Response Corp. (a)...................         27,900(c)          121,191
  Theragenics Corp. (a)...........................         33,100             299,969
  Varian Medical Systems, Inc. ...................         34,300           1,022,569
  Vertex Pharmaceuticals, Inc. (a)................         28,700           1,004,500
  Vital Signs, Inc. ..............................         13,800             315,675
  Wesley Jessen Visioncare .......................         19,400             734,775
                                                                       --------------
                                                                           36,551,389
                                                                       --------------
ELECTRICAL EQUIPMENT -- 3.3%
  Anixter International, Inc. (a).................         40,400             833,250
  Baldor Electric Co. ............................         40,666             737,071
  C&D Technologies Inc. ..........................         14,400             612,000
  C-Cube Microsystems, Inc. ......................         44,900           2,795,025
  Gentex Corp. (a)................................         82,300           2,283,825
  Harmon Industries, Inc. ........................         12,400             150,350
  KEMET Corp. (a).................................         44,200           1,991,762
  Kent Electronics Corp. (a)......................         31,400             714,350
  Kulicke & Soffa Industries, Inc. ...............         26,400           1,123,650
  SLI, Inc. ......................................         40,100             543,856
  Valence Technology, Inc. (a)....................         31,100             590,900
  Vicor Corp. (a).................................         46,500           1,883,250
                                                                       --------------
                                                                           14,259,289
                                                                       --------------
ELECTRONICS -- 6.8%
  Alpha Industries, Inc. .........................         21,800           1,249,412
  Analogic Corp. .................................         14,300             471,900
  Artesyn Technologies, Inc. (a)..................         42,100             884,100
  Belden, Inc. ...................................         27,400             575,400
  Benchmark Electronics, Inc. (a).................         18,200             417,462
  BMC Industries, Inc. ...........................         30,700             149,662
  Burr-Brown Corp. (a)............................         62,250           2,248,781
  C-COR Electronics, Inc. (a).....................         16,800           1,287,300
  Cable Design Technologies ......................         31,600             726,800
  Checkpoint Systems, Inc. (a)....................         33,800             344,337
  CTS Corp. ......................................         31,000           2,336,625
  Dionex Corp. (a)................................         25,100           1,033,806
                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
ELECTRONICS (CONT'D.)
  Electro Scientific Industries, Inc. ............         14,700      $    1,073,100
  Electroglas, Inc. ..............................         22,200             563,325
  Esterline Technologies Corp. (a)................         19,400             224,312
  Etec Sysytems, Inc. ............................         24,100           1,081,487
  Helix Technology Corp. .........................         25,100           1,124,794
  Innovex, Inc. ..................................         16,600             155,625
  Intermagnetics General Corp. (a)................         13,783             120,601
  International Rectifier Corp. (a)...............         58,100           1,510,600
  Itron, Inc. (a).................................         16,700(c)          102,287
  Methode Electronics, Inc.
    (Class "A" Stock) ............................         39,900           1,281,787
  Micrel, Inc. ...................................         46,100           2,624,819
  Oak Industries, Inc. (a)........................         20,600           2,186,175
  Park Electrochemical Corp. .....................         11,700             310,781
  Photronics, Inc. (a)............................         26,800             767,150
  Picturetel Corp. (a)............................         45,400             195,787
  Pioneer Standard Electronics, Inc. .............         30,400(c)          438,900
  Plexus Corp. (a)................................         19,700             866,800
  S3, Inc. (a)....................................         81,000             936,562
  Silicon Valley Group, Inc. .....................         37,100             658,525
  Technitrol, Inc. ...............................         18,200             809,900
  Three-Five Systems, Inc. (a)....................         14,100             578,100
  Ultratech Stepper, Inc. (a).....................         24,000             387,000
  X-Rite, Inc. ...................................         23,800             148,750
                                                                       --------------
                                                                           29,872,752
                                                                       --------------
ENGINEERING -- 0.1%
  URS Corp. ......................................         17,500             379,531
                                                                       --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Eagle Geophysical, Inc. ........................          1,651                  17
  Ionics, Inc. (a)................................         18,100             509,062
  Tetra Tech, Inc. (a)............................         15,100             109,475
                                                                       --------------
                                                                              618,554
                                                                       --------------
FINANCIAL SERVICES -- 3.5%
  AmeriCredit Corp. ..............................         80,900           1,496,650
  AMRESCO, Inc. (a)...............................         54,800              77,062
  Commerce Bancorp, Inc. .........................         31,233           1,262,984
  Dain Rauscher Corp. ............................         14,000             651,000
  Eaton Vance Corp. ..............................         40,300           1,531,400
  Hudson United Bancorp. .........................         56,802           1,452,001
  Jefferies Group, Inc. ..........................         26,900             591,800
  Legg Mason, Inc. ...............................             32               1,160
  MAF Bancorp, Inc. ..............................         27,100             567,406
  Pioneer Group, Inc. ............................         29,700             467,775
  Radian Group, Inc. .............................         41,600           1,986,400
  Raymond James Financial, Inc. ..................         53,218             994,511
  SEI Corp. ......................................         19,900           2,368,411
  U.S. Trust Corp. ...............................         20,700           1,659,881
                                                                       --------------
                                                                           15,108,441
                                                                       --------------
FOOD & BEVERAGES -- 1.8%
  Canandaigua Wine Co. ...........................         20,200           1,030,200
  Chiquita Brands International, Inc. ............         73,875             350,906
  Coca-Cola Bottling Co. .........................          9,800             464,275
  Corn Products International, Inc. ..............         41,900           1,372,225
  Earthgrains Co. ................................         48,000             774,000
  Fleming Companies, Inc. ........................         43,600             446,900
  J & J Snack Foods Corp. (a).....................         10,100             207,050
  Micheal Foods Inc. .............................         22,700             558,987
  Nash-Finch Co. .................................         12,700              80,962
  Performance Food Group Co. (a)..................         15,500             377,812
  Ralcorp Holdings, Inc. .........................         34,400             685,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

DECEMBER 31, 1999

                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
FOOD & BEVERAGES (CONT'D.)
  Smithfield Foods, Inc. (a)......................         47,000      $    1,128,000
  United Natural Foods, Inc. (a)..................         20,500             246,000
                                                                       --------------
                                                                            7,723,167
                                                                       --------------
FURNITURE -- 0.9%
  Aaron Rents, Inc. ..............................         22,500             399,375
  Bassett Furniture Industries, Inc. .............         14,000             224,000
  Ethan Allen Interiors, Inc. (a).................         45,950           1,473,272
  Interface, Inc. (Class "A" Stock) ..............         59,800             343,850
  La-Z-Boy Chair Co. .............................         58,700             986,894
  Thomas Industries, Inc. ........................         17,750             362,766
                                                                       --------------
                                                                            3,790,157
                                                                       --------------
HEALTHCARE -- 1.7%
  Bio-Technology General Corp. ...................         59,000             899,750
  Biomatrix, Inc. ................................         25,800(c)          496,650
  Cooper Companies, Inc. (The) ...................         15,600             469,950
  Coventry Corp. .................................         66,300             447,525
  Datascope Corp. ................................         17,100             684,000
  MedQuist, Inc. .................................         40,300           1,040,244
  NCS Healthcare, Inc. (Class "A" Stock) .........         22,700              54,622
  Pharmaceutical Product Development, Inc. .......         27,600             327,750
  Renal Care Group, Inc. .........................         50,050           1,169,919
  Sierra Health Services, Inc. (a)................         30,025             200,792
  Smith (A.O.) Corp. .............................         26,100             570,938
  Sola International, Inc. (a)....................         27,900             387,113
  US Oncology Inc. ...............................         96,000             474,000
                                                                       --------------
                                                                            7,223,253
                                                                       --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.7%
  Advance Paradigm, Inc. (a)......................         23,800             513,187
  Curative Health Services, Inc. .................         11,300              87,575
  Genesis Health Ventures, Inc. (a)...............         54,600             112,613
  Magellan Health Services, Inc. (a)..............         35,700             225,356
  Orthodontic Centers of America, Inc.............         54,000             644,625
  Pediatrix Medical Group, Inc. ..................         17,400(c)          121,800
  Universal Health Services, Inc. (Class "B"
    Stock) (a)....................................         35,575           1,280,700
                                                                       --------------
                                                                            2,985,856
                                                                       --------------
HOUSING RELATED -- 1.1%
  Champion Enterprises, Inc. (a)..................         54,300             464,944
  D.R. Horton, Inc. ..............................         72,125             996,227
  Fedders Corp. ..................................         40,400             222,200
  National Presto Industries, Inc. ...............          8,300             294,650
  Ryland Group, Inc. .............................         16,725             385,720
  Service Experts, Inc. (a).......................         19,800             115,088
  Skyline Corp. ..................................         10,100             237,350
  TJ International, Inc. .........................         17,400             730,800
  Toll Brothers, Inc. (a).........................         41,100             765,488
  U.S. Home Corp. (a).............................         15,100             385,994
                                                                       --------------
                                                                            4,598,461
                                                                       --------------
INSURANCE -- 1.9%
  ACE Ltd. .......................................         26,650             444,722
  Arthur J. Gallagher & Co. ......................         20,500           1,327,375
  Delphi Financial Group, Inc. ...................         23,179             695,370
  E.W. Blanch Holdings, Inc. .....................         14,700             900,375
  Enhance Financial Services Group, Inc...........         42,700             693,875
  Fidelity National Financial, Inc. ..............         34,161             491,064
  First American Financial Corp. .................         73,200             910,425
  Fremont General Corp. ..........................         78,740             580,708
                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
INSURANCE (CONT'D.)
  Frontier Insurance Group, Inc. .................         38,952      $      133,898
  Hilb, Rogal and Hamilton Co. ...................         14,700             415,275
  Mutual Risk Management, Ltd. ...................         48,900             822,131
  Selective Insurance Group, Inc. ................         31,200             536,250
  Trenwick Group, Inc. ...........................         10,050             170,222
  Zenith National Insurance Corp. ................         19,300             398,063
                                                                       --------------
                                                                            8,519,753
                                                                       --------------
LEISURE -- 1.4%
  Anchor Gaming ..................................         13,400             582,063
  Aztar Corp. (a).................................         50,000             543,750
  Carmike Cinemas, Inc.
    (Class "A" Stock) (a).........................         12,700              99,219
  GC Companies, Inc. (a)..........................          8,800             227,700
  Hollywood Park, Inc. (a)........................         29,300             657,419
  Huffy Corp. ....................................         11,400              59,850
  K2, Inc. (a)....................................         20,100             153,263
  Marcus Corp. ...................................         33,525             450,492
  Monaco Coach Corp. (a)..........................         21,100             539,369
  Players International, Inc. (a).................         36,000             295,875
  Polaris Industries, Inc. .......................         28,100           1,018,625
  Prime Hospitality Corp. (a).....................         58,000             511,125
  Sturm Ruger & Company, Inc. ....................         30,200             268,025
  Thor Industries, Inc. ..........................         13,600             413,950
  Winnebago Industries, Inc. .....................         24,900             499,556
                                                                       --------------
                                                                            6,320,281
                                                                       --------------
MACHINERY -- 3.0%
  Applied Industrial Technologies, Inc. ..........         23,800             395,675
  Applied Power, Inc.
    (Class "A" Stock) ............................         43,795           1,609,466
  Astec Industries, Inc. (a)......................         21,500             404,469
  CNH Global NV ..................................            100               1,331
  Cognex Corp. (a)................................         46,100           1,797,900
  Dril-Quip, Inc. (a).............................         19,400             589,275
  Flow International Corp. (a)....................         16,000             182,000
  Gardner Denver Machinery, Inc. (a)..............         16,700             278,681
  Graco, Inc. ....................................         22,900             821,538
  IDEX Corp. .....................................         33,200           1,008,450
  JLG Industries, Inc. ...........................         49,500             788,906
  Lindsay Manufacturing Co. (a)...................         14,112             257,544
  Manitowoc Company, Inc. ........................         29,212             993,208
  Paxar Corp. ....................................         52,252             440,876
  Regal Beloit Corp. .............................         23,600             486,750
  Robbins & Myers, Inc. ..........................         12,300             278,288
  Roper Industries, Inc. .........................         34,100           1,289,406
  Royal Appliance Manufacturing Co. (a)...........         20,300              98,963
  Specialty Equipment Co. (a).....................         20,900             500,294
  Speedfam-Ipec, Inc. ............................         32,800             424,350
  Toro Co. .......................................         14,500             541,031
                                                                       --------------
                                                                           13,188,401
                                                                       --------------
MEDIA -- 0.8%
  Catalina Marketing Corp. (a)....................         20,800           2,407,600
  Harman International ...........................         19,900           1,116,887
                                                                       --------------
                                                                            3,524,487
                                                                       --------------
METALS-FERROUS -- 0.5%
  Birmingham Steel Corp. .........................         24,600             130,688
  Commercial Metals Co. ..........................         16,400             556,575
  Material Sciences Corp. (a).....................         17,125             174,461
  Quanex Corp. ...................................         16,025             408,638
  Reliance Steel & Aluminum Co. ..................         31,200             731,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

DECEMBER 31, 1999

                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
METALS-FERROUS (CONT'D.)
  Steel Technologies, Inc. .......................         12,500      $      181,250
  WHX Corp. (a)...................................         16,100(c)          144,900
                                                                       --------------
                                                                            2,327,762
                                                                       --------------
METALS-NON FERROUS -- 0.5%
  Amcast Industrial Corp. ........................         10,200             167,025
  AMCOL International Corp. ......................         30,050             484,556
  Brush Wellman, Inc. ............................         18,300             307,669
  Castle (A.M.) & Co. ............................         15,700             186,438
  Commonwealth Industries, Inc. ..................         17,900             232,700
  Hecla Mining Co. (a)............................         74,900             117,031
  IMCO Recycling, Inc. (a)........................         18,500             233,563
  RTI International Metals, Inc. .................         23,300             174,750
  Wolverine Tube, Inc. (a)........................         14,900             210,463
                                                                       --------------
                                                                            2,114,195
                                                                       --------------
MINERAL RESOURCES -- 0.4%
  Kronos, Inc. (a)................................         14,200             852,000
  Seacor Holdings (a).............................         13,600             703,800
                                                                       --------------
                                                                            1,555,800
                                                                       --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.1%
  Apogee Enterprises, Inc. .......................         31,200             157,950
  Brightpoint, Inc. ..............................         59,900(c)          786,188
  Cross (A.T.) Co. (Class "A" Stock) (a)..........         17,900              80,550
  Fossil, Inc. (a)................................         35,900             830,188
  Lawson Products, Inc. ..........................         11,600             268,250
  Libbey Inc. ....................................         18,300             526,125
  Scott Technologies, Inc. .......................         20,400             385,050
  Texas Industries, Inc. .........................         23,600           1,004,475
  Watsco, Inc. ...................................         32,200             372,313
  Watts Industries, Inc.
    (Class "A" Stock) ............................         29,700             438,075
                                                                       --------------
                                                                            4,849,164
                                                                       --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.0%
  Hughes Supply, Inc. ............................         26,350             568,172
  Philadelphia Suburban Corp. ....................         45,931             950,198
  Valassis Communications, Inc. (a)...............         63,300           2,674,425
                                                                       --------------
                                                                            4,192,795
                                                                       --------------
OIL & GAS -- 1.4%
  Benton Oil & Gas Co. (a)........................         33,200              64,325
  Cabot Oil & Gas Corp.
    (Class "A" Stock) ............................         27,800             446,538
  Cascade Natural Gas Corp. ......................         12,422             200,305
  Cross Timbers Oil Co. ..........................         54,775             496,398
  Newfield Exploration Co. (a)....................         46,650           1,247,887
  Northwest Natural Gas Co. ......................         28,100             616,444
  Piedmont Natural Gas Company, Inc...............         34,900           1,055,725
  Remington Oil & Gas Corp. ......................         23,900              92,613
  Southern Union Co. (a)..........................         19,239             367,946
  Southwest Gas Corp. ............................         34,500             793,500
  Vintage Petroleum, Inc. ........................         70,000             844,375
                                                                       --------------
                                                                            6,226,056
                                                                       --------------
OIL & GAS SERVICES -- 2.8%
  Atmos Energy Corp. .............................         34,900             713,269
  Barrett Resources Corp. (a).....................         36,510           1,074,763
  Cal Dive International, Inc. (a)................         17,400             576,375
  Connecticut Energy Corp. .......................         11,700             454,838
  Energen Corp. ..................................         33,500             605,094
  Friede Goldman Halter, Inc. (a).................         44,713             310,196
                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
OIL & GAS SERVICES (CONT'D.)
  HS Resources, Inc. (a)..........................         21,100      $      363,975
  Input/Output, Inc. (a)..........................         56,700             287,044
  KCS Energy, Inc. ...............................            900                 731
  New Jersey Resources Corp. .....................         20,000             781,250
  Oceaneering International, Inc. (a).............         25,200             376,425
  Offshore Logistics, Inc. (a)....................         23,700             222,188
  Plains Resources, Inc. (a)......................         19,000             237,500
  Pogo Producing Co. .............................         45,100             924,550
  Pride Petroleum Services, Inc. .................         63,100             922,838
  Public Service Company of North Carolina,
    Inc. .........................................         23,175             748,842
  Seitel, Inc. (a)................................         27,194             183,560
  Southwestern Energy Co. ........................         28,000             183,750
  St. Mary Land & Exploration Co. ................         12,500             309,375
  Stone Energy Corp. .............................         20,600             733,875
  Tuboscope Vetco Int'l., Inc. (a)................         49,800             790,575
  WICOR, Inc. ....................................         42,200           1,231,713
                                                                       --------------
                                                                           12,032,726
                                                                       --------------
PAPER & FOREST -- 0.7%
  Buckeye Technologies, Inc. .....................         39,700             590,538
  Caraustar Industries, Inc. .....................         28,100             674,400
  Pope & Talbot, Inc. ............................         16,825             269,200
  Schweitzer-Mauduit Int'l., Inc. ................         17,700             237,844
  Universal Forest Products, Inc. ................         23,300             343,675
  W.H. Brady Co. .................................         25,300             858,619
                                                                       --------------
                                                                            2,974,276
                                                                       --------------
PRECIOUS METALS -- 0.3%
  Coeur D'Alene Mines Corp. ......................         24,600(c)           84,563
  Stillwater Mining Co. (a).......................         42,400           1,351,500
                                                                       --------------
                                                                            1,436,063
                                                                       --------------
RAILROADS -- (e)
  RailTex, Inc. (a)...............................         10,400             185,900
                                                                       --------------
RESTAURANTS -- 1.6%
  Applebee's Int'l., Inc. ........................         32,100             946,950
  CEC Entertainment, Inc. ........................         30,575             867,566
  Cheesecake Factory (a)..........................         22,650             792,750
  CKE Restaurants, Inc. ..........................         58,412             343,171
  IHOP Corp. (a)..................................         22,400             373,800
  Jack in the Box Inc. (a)........................         43,000             889,563
  Landry's Seafood Restaurants, Inc. .............         28,800             250,200
  Luby's Cafeterias, Inc. ........................         25,100             285,513
  Ruby Tuesday, Inc. .............................         35,900             652,931
  Ryan's Family Steak Houses, Inc. (a)............         41,600             353,600
  Sonic Corp. (a).................................         21,025             599,213
  Taco Cabana (Class "A" Stock) (a)...............         15,000             121,875
  TCBY Enterprises, Inc. .........................         25,700              97,981
  Triarc Companies, Inc.
    (Class "A" Stock) (a).........................         28,700             527,363
                                                                       --------------
                                                                            7,102,476
                                                                       --------------
RETAIL -- 4.8%
  Ames Dept Stores, Inc. .........................         32,100             924,881
  Arctic Cat, Inc. ...............................         28,900             289,000
  Bombay Company, Inc. (a)........................         41,100             184,950
  Books-A-Million, Inc. (a).......................         20,200(c)          167,913
  Brown Shoe Company, Inc. .......................         20,450             288,856
  Building Materials Holding Corp. ...............         14,200             145,550
  Casey's General Stores, Inc. ...................         59,200             617,900
  Cash America International, Inc. ...............         28,743             280,244

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

DECEMBER 31, 1999

                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
RETAIL  (CONT'D.)
  Cato Corp. (Class "A" Stock) ...................         29,700      $      374,963
  Consolidated Products, Inc. ....................         32,882             332,933
  Copart, Inc. (a)................................         30,000           1,305,000
  Cost Plus, Inc. ................................         23,000             819,375
  Damark International, Inc. (a)..................          6,700             105,525
  Discount Auto Parts, Inc. (a)...................         18,700             337,769
  Dress Barn, Inc. (a)............................         22,300             370,738
  Footstar, Inc. .................................         24,100             735,050
  Goody's Family Clothing Inc. ...................         37,400             201,025
  Gottschalks, Inc. (a)...........................         14,100             104,869
  Group 1 Automotive, Inc. (a)....................         23,800             331,713
  Gymboree Corp. .................................         27,200             153,000
  J. Baker, Inc. .................................         15,800              94,800
  Jan Bell Marketing, Inc. (a)....................         27,600              79,350
  Jo-Ann Stores, Inc.(Class "A" Stock) ...........         20,500             230,625
  Just For Feet, Inc. ............................         34,000(c)           42,500
  Lillian Vernon Corp. ...........................         10,300             114,588
  Linens 'n Things, Inc. .........................         44,400           1,315,350
  Michaels Stores, Inc. (a).......................         32,300             920,550
  MicroAge, Inc. (a)..............................         23,000              80,500
  O'Reilly Automotive, Inc. (a)...................         56,900           1,223,350
  Oshkosh B' Gosh, Inc.
    (Class "A" Stock) ............................         17,200             362,275
  Panera Bread Company- CL A .....................         13,600             105,400
  Pier 1 Imports, Inc. ...........................        108,450             691,369
  Regis Corp. ....................................         43,400             819,175
  Russ Berrie & Company, Inc. ....................         23,400             614,250
  Shopko Stores, Inc. ............................         33,400             768,200
  Sports Authority, Inc. .........................         35,850              71,700
  Stein Mart, Inc. (a)............................         50,300             286,081
  Stride Rite Corp. ..............................         52,100             338,650
  Swiss Army Brands, Inc. (a).....................          8,800              62,700
  The Men's Wearhouse, Inc. ......................         47,050           1,382,094
  Wet Seal, Inc. (a)..............................         15,500             189,875
  Whole Foods Market, Inc. (a)....................         29,500           1,368,063
  Zale Corp. .....................................         40,900           1,978,538
                                                                       --------------
                                                                           21,211,237
                                                                       --------------
SEMICONDUCTORS -- 1.3%
  American Xtal Technology, Inc. (a)..............         21,000(c)          366,187
  Dallas Semiconductor Corp. .....................         32,500           2,094,219
  General Semiconductor, Inc. ....................         41,300             585,944
  Lattice Semiconductor Corp. (a).................         53,400           2,516,475
                                                                       --------------
                                                                            5,562,825
                                                                       --------------
SOFTWARE -- 6.1%
  BARRA, Inc. (a).................................         15,900             504,825
  Clarify, Inc (a)................................         26,100           3,288,600
  Concord Communications, Inc. (a)................         16,100             714,437
  HNC Software, Inc. .............................         27,200           2,876,400
  Hyperion Solutions Corp. .......................         34,570           1,503,795
  Macromedia Inc. ................................         54,000           3,948,750
  Mercury Interactive Corp. ......................         42,700           4,608,931
  National Instruments Corp. .....................         56,000           2,142,000
  Project Software &
    Development, Inc. (a).........................         23,800           1,320,900
  Remedy Corp. (a)................................         32,600           1,544,425
  THQ Inc. (a)....................................         20,750             481,141
  Verity, Inc. (a)................................         33,700           1,434,356
  Visio Corp. (a).................................         33,900           1,610,250
  Zixit Corp. ....................................         17,200             681,550
                                                                       --------------
                                                                           26,660,360
                                                                       --------------
                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
TELECOMMUNICATIONS -- 3.5%
  Adaptive Broadband Corp. .......................         16,700      $    1,232,669
  Allen Telecom, Inc. ............................         31,000             358,438
  Aspect Telecommunications Corp. (a).............         53,400           2,089,275
  Centigram Communications Corp. (a)..............          6,700             112,225
  CommScope, Inc. ................................         57,000           2,297,813
  Digi International, Inc. (a)....................         16,700             174,306
  Digital Microwave Corp. (a).....................         71,800           1,682,813
  General Communication, Inc. ....................         56,500             247,188
  InterVoice, Inc. (a)............................         35,900             834,675
  Network Equipment Technologies,
    Inc. (a)......................................         23,900             282,319
  P-COM, Inc. ....................................         72,200             638,519
  Plantronics, Inc. ..............................         18,800           1,345,375
  Powerwave Technologoies, Inc. ..................         22,500           1,313,438
  Proxim, Inc. (a)................................         12,900           1,419,000
  Symmetricom, Inc. (a)...........................         16,800             166,950
  Talk.com .......................................         68,900           1,222,975
                                                                       --------------
                                                                           15,417,978
                                                                       --------------
TEXTILES -- 0.7%
  Angelica Corp. .................................          9,700              94,575
  Ashworth, Inc. (a)..............................         15,800              65,175
  Cone Mills Corp. (a)............................         28,600             128,700
  Delta Woodside Industries, Inc. ................         26,600              49,875
  Dixie Group, Inc. ..............................         12,800              94,400
  G & K Services, Inc.
    (Class "A" Stock) ............................         23,100             747,863
  Guilford Mills, Inc. ...........................         24,837             180,068
  Haggar Corp. ...................................          8,000              91,000
  Hancock Fabrics ................................         21,400              66,875
  Hartmarx Corp. (a)..............................         34,300             139,344
  Kellwood Co. ...................................         31,175             605,964
  Nautica Enterprises, Inc. (a)...................         38,800             438,925
  Oxford Industries, Inc. ........................          9,000             178,313
  Pillowtex Corp. (a).............................         15,909(c)           98,437
                                                                       --------------
                                                                            2,979,514
                                                                       --------------
TOBACCO -- (e)
  DIMON, Inc. ....................................         49,975(c)          162,419
                                                                       --------------
TRUCKING/SHIPPING -- 2.6%
  Air Express International Corp. ................         37,700           1,218,181
  American Freightways, Inc. .....................         35,800             579,513
  Arkansas Best Corp. ............................         22,100             265,200
  Eagle USA Airfreight, Inc. (a)..................         17,000             733,125
  Expeditors International of Washington, Inc. ...         56,400           2,471,025
  Fritz Companies, Inc. (a).......................         40,900             429,450
  Frozen Food Express Industries, Inc. ...........         18,200              70,525
  Heartland Express, Inc. (a).....................         33,649             529,972
  Kirby Corp. (a).................................         27,500             563,750
  Landstar Systems, Inc. (a)......................         11,200             479,500
  M.S. Carriers, Inc. (a).........................         13,800             329,475
  Pittston Burlington Group ......................         23,375             248,359
  Rollins Truck Leasing Corp. ....................         64,400             768,775
  USFreightways Corp. ............................         29,700           1,421,888
  Werner Enterprises, Inc. .......................         53,212             748,294
  Yellow Corp. (a)................................         27,900             469,069
                                                                       --------------
                                                                           11,326,101
                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

DECEMBER 31, 1999

                                                                           VALUE
COMMON STOCKS (CONTINUED)                              SHARES            (NOTE 2)
                                                    -------------      --------------
UTILITY - ELECTRIC -- 0.8%
  Bangor Hydro-Electric Co. ......................          8,275      $      134,986
  Central Hudson Gas & Electric ..................         18,900             623,700
  Central Vermont Public Service .................         12,800             136,000
UTILITY - ELECTRIC (CONT'D.)
  Eastern Utilities Associates ...................         23,000             697,188
  Green Mountain Power Corp. .....................          5,900              43,881
  NorthWestern Corp. .............................         26,000             572,000
  TNP Enterprises, Inc. ..........................         15,100             622,875
  United Illuminating Co. ........................         16,125             828,422
                                                                       --------------
                                                                            3,659,052
                                                                       --------------
UTILITY - WATER -- 0.5%
  American States Water Co. ......................         10,100             363,600
  Aquarion Co. ...................................         12,875             476,375
  United Water Resources, Inc. ...................         43,600           1,490,575
                                                                       --------------
                                                                            2,330,550
                                                                       --------------
TOTAL COMMON STOCKS
  (cost $376,890,610)............................................         413,398,268
                                                                       --------------
RIGHTS -- (e)
  Talk.com (a)
    (cost $0) ....................................          3,205                 -0-
                                                                       --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $376,890,610)............................................         413,398,268
                                                                       --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 7.2%                          (000)
                                                    -------------
COMMERCIAL PAPER -- 1.1%
  Market Street Fund,
    5.00%, 01/06/00 (d)...........................  $       5,000           4,997,917
                                                                       --------------
REPURCHASE AGREEMENT -- 5.1%
  Joint Repurchase Agreement Account
    2.875%, 01/03/00, (Note 5) ...................         22,496          22,496,000
                                                                       --------------
TIME DEPOSITS -- 0.7%
  Banque Nationale de Paris,
    2.00%, 01/03/00 (d)...........................          2,661           2,661,000
                                                                       --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D.)                    (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bills,
    5.196%, 03/16/00(b)...........................       NR       $   1,350  $    1,335,489
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $31,490,406).......................................................      31,490,406
                                                                             --------------
TOTAL INVESTMENTS -- 101.7%
  (cost $408,381,016; Note 6)..............................................
                                                                                444,888,674
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (f)............................................................         145,400
LIABILITIES IN EXCESS OF OTHER ASSETS -- 1.7%..............................      (7,540,385)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $  437,493,689
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  NR    -- Not Rated by Moody's or Standard & Poor's
  NV    -- Naamloze Vennootschap (Dutch Corporation)
  PLC   -- Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion or all of securities on loan with an aggregate market value of $7,228,728; Cash collateral of $7,616,100 was received with which the portfolio purchased securities.

(d) Represents security purchased with cash collateral received for securities on loan.

(e)  Represents less than 0.05%.

(f)  Open futures contracts as of December 31, 1999 are as follows:

      NUMBER OF                           EXPIRATION   VALUE AT         VALUE AT
      CONTRACTS              TYPE            DATE     TRADE DATE   DECEMBER 31, 1998    APPRECIATION
Long Positions:
         97            MidCap 400 Index    Mar 00     $21,006,325      $21,783,775        $777,450
                       Russell 2000
          2            Index               Mar 00         482,750          509,950          27,200
                                                                                          --------
                                                                                          $804,650
                                                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                                GLOBAL PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.6%
                                                        VALUE
COMMON STOCKS                            SHARES       (NOTE 2)
                                      ------------- --------------
AUSTRALIA -- 3.2%
  Brambles Industries, Ltd. ........        329,600 $    9,121,618
  Broken Hill Proprietary
    Co., Ltd. ......................      1,367,850     17,982,536
  Commonwealth Bank of Australia ...        827,800     14,265,568
                                                    --------------
                                                        41,369,722
                                                    --------------
FINLAND -- 2.7%
  Nokia Corp.(a)....................        190,700     34,583,439
                                                    --------------
FRANCE -- 6.6%
  Carrefour SA .....................         38,400      7,083,771
  Havas Advertising SA .............          4,400      1,875,159
  Lafarge SA .......................         98,231     11,440,668
  Legrand SA .......................         61,600     14,665,248
  Publicis SA ......................          4,984      1,883,017
  Suez Lyonnaise des Eaux(a)........         69,500     11,140,379
  Thomson Multimedia ...............        267,148     14,399,609
  Total SA .........................        173,090     23,106,429
                                                    --------------
                                                        85,594,280
                                                    --------------
FEDERAL REPUBLIC OF GERMANY -- 3.7%
  Deutsche Telekom Ag ..............        187,550     13,359,231
  Mannesmann Ag ....................         99,400     23,984,843
  Siemens Ag .......................         80,800     10,281,576
                                                    --------------
                                                        47,625,650
                                                    --------------
IRELAND -- 0.3%
  Bank of Ireland ..................        582,200      4,633,875
                                                    --------------
ITALY -- 1.3%
  Unicredito Italiano SpA ..........      3,589,200     17,646,658
                                                    --------------
JAPAN -- 18.3%
  CSK Corporation ..................        193,000     31,329,945
  Fuji Bank ........................      1,326,000     12,876,179
  Fujitsu Limited ..................        828,000     37,732,057
  Honda Motor Co., Ltd. ............        260,000      9,661,647
  Nippon Telegraph & Telephone
    Corp.(a)........................          1,204     20,604,343
  NTT Data Corp ....................          1,031     23,693,038
  NTT Mobile Communication
    Network, Inc. ..................            904     34,742,032
  Softbank Corp. ...................         42,000     40,168,201
  Sony Corp. .......................         66,600     19,733,817
  Sony Corp., (ADR) ................         27,100      7,716,725
                                                    --------------
                                                       238,257,984
                                                    --------------
MEXICO -- 1.1%
  Telefonos de Mexico, SA (ADR)
    (Class L Shares) ...............        128,100     14,411,250
                                                    --------------
NETHERLANDS -- 2.1%
  ING Groep N.V. ...................        267,500     16,154,202
  Vendex KBB N.V. ..................        410,600     10,921,137
                                                    --------------
                                                        27,075,339
                                                    --------------
SINGAPORE -- 0.7%
  Development Bank of Singapore
    Ltd ............................        678,800      5,135,322
  Singapore Airlines Ltd ...........        340,000      3,858,301
                                                    --------------
                                                         8,993,623
                                                    --------------
SPAIN -- 3.3%
  Banco Santander SA ...............      1,530,100     17,327,309
  Telefonica SA ....................        969,408     24,221,624
  Terra Networks SA ................         26,800      1,464,804
                                                    --------------
                                                        43,013,737
                                                    --------------
                                                        VALUE
COMMON STOCKS (CONTINUED)                SHARES       (NOTE 2)
                                      ------------- --------------
SWEDEN -- 3.8%
  Hennes & Mauritz AB ..............        839,400 $   28,111,850
  Nordbanken Holding AB ............      1,292,800      7,595,860
  Skanska AB (Class "B" Shares) ....        354,000     13,186,760
                                                    --------------
                                                        48,894,470
                                                    --------------
UNITED KINGDOM -- 9.7%
  Alliance and Leicester PLC .......        581,400      7,573,142
  Bank of Scotland .................      1,144,600     13,316,431
  Canary Wharf Group PLC ...........      1,302,200      8,112,293
  GKN PLC ..........................        973,300     15,969,447
  Glaxo Wellcome PLC ...............        503,900     14,301,420
  Hays PLC(a).......................      1,717,500     27,457,367
  Siebe PLC(a)......................      2,511,500     13,301,409
  Vodafone AirTouch PLC ............      5,209,000     26,010,063
                                                    --------------
                                                       126,041,572
                                                    --------------
UNITED STATES -- 37.8%
  Agency.com Limited ...............          9,400        479,400
  Alcoa Inc. .......................         94,000      7,802,000
  AT&T Corp. .......................        186,200      9,449,650
  Atmel Corp.(a)....................        719,800     21,279,087
  Citigroup Inc. ...................        388,200     21,569,362
  Electronic Arts, Inc.(a)..........        323,400     27,165,600
  Fox Entertainment Group, Inc.
    (Class "A" Stock)(a)............        459,400     11,456,288
  Freemarkets, Inc. ................            100         34,131
  Intertrust Technologies Corp. ....         34,000      3,999,250
  MCI WorldCom, Inc.(a).............        327,900     17,399,194
  Mead Corp. .......................        290,200     12,605,562
  Mediaone Group, Inc.(a)...........         87,500      6,721,094
  Microsoft Corp.(a)................        118,200     13,799,850
  Omnicom Group, Inc. ..............        114,600     11,460,000
  Ondisplay, Inc. ..................         62,700      5,697,863
  OpenTV Corp ......................         17,200      1,380,300
  Oracle Systems Corp.(a)...........        405,200     45,407,725
  PMC-Sierra, Inc.(a)...............        336,900     54,009,281
  Portal Software, Inc. ............         84,300      8,672,363
  Priceline.com Inc.(a).............         30,700      1,454,413
  Quest Software Inc. ..............         36,400      3,712,800
  Red Hat Inc. .....................         38,900      8,217,625
  SCI Systems, Inc.(a)..............        198,700     16,330,656
  Seagate Technology, Inc.(a).......        322,800     15,030,375
  Solectron Corp.(a)................        356,500     33,912,062
  Texas Instruments, Inc. ..........        292,200     28,306,875
  The Williams Companies, Inc. .....        135,900      4,153,444
  Time Warner, Inc. ................        402,700     29,170,581
  United Parcel Service, Inc.
    (Class B) ......................        124,500      8,590,500
  UnitedGlobalCom, Inc.
    (Class A) ......................         96,900      6,843,563
  USA Networks, Inc.(a).............        468,400     25,879,100
  USWeb Corp. ......................        125,500      5,576,906
  Wells Fargo & Co. ................        410,100     16,583,419
  Wendys International, Inc. .......        301,800      6,224,625
                                                    --------------
                                                       490,374,944
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $677,017,960)..............................  1,228,516,543
                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

DECEMBER 31, 1999

                                        PRINCIPAL
                                         AMOUNT         VALUE
SHORT-TERM INVESTMENTS -- 3.7%            (000)       (NOTE 2)
                                      ------------- --------------
U. S. GOVERNMENT SECURITIES -- 1.3%
  UNITED STATES TREASURY BILLS,
    5.59%, 08/17/00 ................  $       5,310 $    5,122,028
    5.61%, 08/17/00 ................         11,800     11,378,907
                                                    --------------
                                                        16,500,935
                                                    --------------
TOTAL U. S. GOVERNMENT SECURITIES
  (cost $16,500,935)...............................     16,500,935
                                                    --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement
    Account, 2.875%, 01/03/00
    (cost $30,645,000; Note 5)......         30,645     30,645,000
                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $47,145,935)...............................     47,145,935
                                                    --------------
TOTAL INVESTMENTS -- 98.3%
  (cost $724,163,895; Note 6)......................  1,275,662,478

ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 1.7%..............................     22,651,610
                                                    --------------
TOTAL NET ASSETS -- 100.0%......................... $1,298,314,088
                                                    ==============

The following abbreviations are used in portfolio descriptions:
  AB       Aktiebolag (Swedish Stock Company)
  ADR      American Depository Receipt
  AG       Aktiengesellschaft (German Stock Company)
  N.V.     Naamloze Vennootschap (Dutch Corporation)
  PLC      Public Limited Company (British Corporation)
  SA       Sociedad Anomia (Spanish Corporation) or Societe
           Anonyme (French Corporation)

(a)  Non-income producing security.

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 were as follows:

Computer Software & Services                                17.0%
Telecommunications                                          16.5%
Electronics                                                 15.1%
Commercial Banking                                          10.0%
Media                                                        6.1%
Diversified Operations                                       5.4%
Retail                                                       4.2%
Oil & Gas Services                                           2.1%
Telephones                                                   2.1%
Automobiles & Manufacturing                                  2.0%
Banks                                                        1.9%
Machinery                                                    1.9%
Advertising                                                  1.1%
Electrical Equipment                                         1.1%
Pharmaceuticals                                              1.1%
Construction                                                 1.0%
Paper                                                        1.0%
Building Materials & Components                              0.9%
Diversified Manufacturing                                    0.8%
Commercial Services                                          0.7%
Transportation                                               0.7%
Aluminum                                                     0.6%
Real Estate-Development                                      0.6%
Professional Services                                        0.4%
Airlines                                                     0.3%
Repurchase Agreement                                         2.4%
U.S. Government Securities                                   1.3%
                                                          ------
                                                            98.3%
Other assets in excess of liabilities                        1.7%
                                                          ------
                                                           100.0%
                                                          ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in thse financial statements pertains to only the eleven Portfolios available for investment by Discovery Select: Money Market Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, 20/20 Focus Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio and Global Portfolio. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 1999 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio

                                       C1
securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the

                                       C2
gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of , or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the year ended December 31, 1999, PSI has been compensated by the following amounts:

High Yield Bond Portfolio..............  $  25,258
Equity Income Portfolio................    119,198
Small Capitalization Stock Portfolio...     26,445
                                         ---------
                                           167,901

SWAPS: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual amounts are known. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or Class level.

For Portfolio's with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

                                       C3

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. The Diversified Conservative Growth, Stock Index, Equity Income, Equity, 20/20 Focus and Prudential Jennison Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. The Diversified Bond, High Yield, Small Capitalization Stock and Global Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 1999 the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("G/L") by the following amounts:

                                             UNI            G/L
                                         ------------  -------------
Diversified Conservative Growth
  Portfolio(a).........................  $     1,948   $     (1,948)
Equity Portfolio(a)....................     (140,882)       140,882
Global Portfolio(a)(b).................   10,630,256    (10,630,256)

(a) Reclassification of net foreign currency gain (loss).

(b) Reclassification of passive foreign investment companies' gains.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Diversified Conservative Growth, 20/20 Focus and Prudential Jennison Portfolios. The Prudential has also entered into subadvisory agreements with Pacific Investment Management Company ("PIMCO"), Franklin Advisers, Inc. ("Franklin") and The Dreyfus Corporation ("Dreyfus") under which they provide investment advisory services in connection with the Diversified Conservative Growth Portfolio. The Prudential pays for the cost of PIC's and the subadvisers' services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                       C4

The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
                 ----                    -----------------------
Money Market Porfolio..................           0.40%
Diversified Bond Portfolio.............           0.40
High Yield Bond Portfolio..............           0.55
Diversified Conservative Growth
  Portfolio............................           0.75
Stock Index Portfolio..................           0.35
Equity Income Portfolio................           0.40
Equity Portfolio.......................           0.45
Prudential Jennison Portfolio..........           0.60
20/20 Focus Portfolio..................           0.75
Global Portfolio.......................           0.75

The Prudential compensates the subadvisers' for their services at the annual rates specified below based on the average daily net assets of the Portfolio (in the case of Prudential Jennison Portfolio) or the segment of the Portfolio that they manage (in the case of Diversified Conservative Growth and 20/20 Focus Portfolios) as follows. They fees are accrued daily and payable quarterly.

               Portfolio                 Subadviser       Fee paid by The Prudential to the Adviser
               ---------                 ----------   -------------------------------------------------
Diversified Conservative Growth........   Jennison    0.30% of the first $300 million
                                                      0.25% in excess of $300 million
                                             PIMCO    0.25%
                                          Franklin    0.50%
                                           Dreyfus    0.45%
20/20 Focus............................   Jennison    0.30% of the first $300 million
                                                      0.25% in excess of $300 million
Prudential Jennison....................   Jennison    0.75% on the first $10 million
                                                      0.50% on the next $30 million
                                                      0.35% on the next $25 million
                                                      0.25% on the next $335 million
                                                      0.22% on the next $600 million
                                                      0.20% thereafter

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor for Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of .15% of the average daily net assets of the Class II shares.

The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the year ended December 31, 1999.

PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

As of March 11, 1999, the Series Fund, along with other affiliated registered investment companies (the "Funds"), has a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pays a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999,

                                       C5
the Series Fund had a credit agreement with a maximum commitment of $250,000,000. The commitment fee was .055 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Series Fund's transfer agent on March 14, 1999. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period March 14, 1999 through December 31, 1999, the Series Fund incurred fees for the services of PMFS and as of December 31, 1999 fees were due to PMFS as follows:

                                         Transfer Agent's  Transfer Agent
                                               Fees         Fees Payable
                                         ----------------  --------------
Money Market Porfolio..................      $ 8,000           $  800
Diversified Bond Portfolio.............        8,100              800
High Yield Bond Portfolio..............        8,000              800
Diversified Conservative Growth
  Portfolio............................          900              100
Stock Index Portfolio..................        8,200              800
Equity Income Portfolio................        7,800              800
Equity Portfolio.......................        8,400              800
Prudential Jennison Portfolio..........        7,800              800
20/20 Focus Portfolio..................          800              100
Global Portfolio.......................        7,800              800
                                             -------           ------
                                             $65,800           $6,600

For the year ended December 31, 1999, PSI, earned $576,680 in brokerage commissions from transactions executed on behalf of the following Portfolios:

                 Fund                    Commission
                 ----                    ----------
Equity Income Portfolio................   $ 69,381
Equity Portfolio.......................    319,224
Prudential Jennison Portfolio..........    188,075
                                          --------
                                          $576,680

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $744,612,000 as of December 31, 1999. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $ 39,380,000       5.29%
High Yield Bond Portfolio..............    38,984,000       5.23
Diversified Conservative Growth
  Portfolio............................    12,857,000       1.73
Stock Index Portfolio..................    60,195,000       8.08
Equity Income Portfolio................    37,352,000       5.02
Equity Portfolio.......................   106,923,000      14.36
Prudential Jennison Portfolio..........   121,024,000      16.25
20/20 Focus Portfolio..................     4,801,000       0.64
Global Portfolio.......................    30,645,000       4.12
All other portfolios (currently not
  available to Discovery Select).......   292,451,000      39.28
                                         ------------     ------
                                         $744,612,000     100.00%

                                       C6

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO Incorporated, 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,200,332.

Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,345,594.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/00. The value of the collateral including accrued interest was $101,984,334.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $114,612,000, repurchase price $114,654,980, due 1/3/00. The value of the collateral including accrued interest was $117,037,615.

Salomon Smith Barney Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/00. The value of the collateral including accrued interest was $112,554,452.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchase and proceeds from sales of securities (excluding short-term issues) for the year ended December 31, 1999 were as follows:

Cost of Purchases:

                                                               HIGH        DIVERSIFIED
                                           DIVERSIFIED        YIELD        CONSERVATIVE       STOCK           EQUITY
                                               BOND            BOND           GROWTH          INDEX           INCOME
                                          --------------  --------------  --------------  --------------  --------------
Government Securities...................  $1,032,602,727        0               0               0               0
Non-Government Securities...............  $1,163,102,559  $  475,211,435  $  191,274,162  $  503,214,225  $  329,424,255


                                                            PRUDENTIAL        20/20
                                              EQUITY         JENNISON         FOCUS           GLOBAL
                                          --------------  --------------  --------------  --------------
Government Securities...................        0               0               0         $   74,089,245
Non-Government Securities...............  $  520,771,256  $1,802,534,059  $   73,762,091  $  644,610,288

Proceeds from Sales:

                                                               HIGH        DIVERSIFIED
                                           DIVERSIFIED        YIELD        CONSERVATIVE       STOCK           EQUITY
                                               BOND            BOND           GROWTH          INDEX           INCOME
                                          --------------  --------------  --------------  --------------  --------------
Government Securities...................  $1,023,069,086        0               0               0               0
Non-Government Securities...............  $  945,723,708  $  456,891,636  $   84,750,276  $   75,111,780  $  614,171,048


                                                            PRUDENTIAL        20/20
                                              EQUITY         JENNISON         FOCUS           GLOBAL
                                          --------------  --------------  --------------  --------------
Government Securities...................        0               0               0         $   74,099,000
Non-Government Securities...............  $1,308,865,108  $1,035,995,886  $   20,027,366  $  623,485,896

The High Yield Bond Portfolio entered into written call options as follows:

                                         Contracts  Premiums
                                         ---------  ---------
Balance as of December 31, 1998........      0       $     0
Options written........................     34        68,000
                                            --       -------
Balance as of December 31, 1999........     34       $68,000

The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

               Open Date                 Termination Date      Shares       Current Value  Current Basis  Appreciation
               ---------                 ----------------  ---------------  -------------  -------------  ------------
8/16/99................................      8/18/00          1,464,601      $ 7,652,912    $ 7,011,838    $  641,074
11/16/99...............................      8/18/00            979,400        5,172,329      4,796,416       375,913
12/23/99...............................      8/18/00          1,068,669        5,680,268      5,310,003       370,265
                                                                             -----------    -----------    ----------
                                                                             $18,505,509    $17,118,258    $1,387,252

                                       C7

The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 1999 were as follows:

                                                               HIGH        DIVERSIFIED
                                           DIVERSIFIED        YIELD        CONSERVATIVE       STOCK           EQUITY
                                               BOND            BOND           GROWTH          INDEX           INCOME
                                          --------------  --------------  --------------  --------------  --------------
Gross Unrealized Appreciation...........  $    4,539,643  $   22,003,313  $    8,491,879  $2,409,423,762  $  544,531,533
Gross Unrealized Depreciation...........      48,433,942     107,501,436       3,871,752      99,360,670     302,384,157
Total Net Unrealized....................     (43,894,299)    (85,498,123)      4,620,127   2,310,063,092     242,147,376
Tax Basis...............................   1,297,397,697     883,980,108     125,482,613   2,346,099,763   1,837,511,315


                                                            PRUDENTIAL        20/20
                                              EQUITY         JENNISON         FOCUS           GLOBAL
                                          --------------  --------------  --------------  --------------
Gross Unrealized Appreciation...........  $1,820,600,927  $  909,029,943  $    9,383,922  $  557,819,864
Gross Unrealized Depreciation...........     470,574,035      17,746,324       1,871,833      13,711,041
Total Net Unrealized....................   1,350,026,892     891,283,619       7,512,089     544,108,823
Tax Basis...............................   4,885,331,050   1,879,472,267      59,108,077     731,553,655

For federal income tax purposes, the following Portfolios had post-October losses deferred and capital loss carryforwards as of December 31, 1999. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                          POST OCTOBER     POST OCTOBER      CAPITAL LOSS     CAPITAL LOSS
                                            CURRENCY          CAPITAL       CARRYFORWARDS    CARRYFORWARDS
                                         LOSSES DEFERRED  LOSSES DEFERRED  UTILIZED IN 1999    AVAILABLE     EXPIRATION DATE
                                         ---------------  ---------------  ----------------  --------------  ---------------
High Yield Bond Portfolio..............           --        $4,418,508                --      $ (2,841,700)       2003
                                                                                               (43,467,300)       2007
                                                                                              ------------
                                                                                               (46,309,000)
Diversified Conservative Growth
  Portfolio............................           --                --                --          (281,803)       2007
Global Portfolio.......................     $262,338                --                --                --          --

NOTE 7:  CAPITAL

The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 1999, only the Equity Portfolio has Class II shares outstanding.

Transactions in shares of common stock of the Equity Portfolio for the year ended December 31, 1999 were as follows:

                Class I                     Shares          Amount
                -------                  ------------  ----------------
Year ended December 31, 1999:
Capital stock sold.....................    8,671,360   $   269,536,387
Capital stock issued in reinvestment of
  dividends and distributions..........   29,303,403       842,957,463
Capital stock repurchased..............  (33,039,026)   (1,018,930,728)
                                         -----------   ---------------
Net decrease in shares outstanding.....    4,935,737   $    93,563,122
                                         ===========   ===============

               Class II                     Shares          Amount
               --------                  ------------  ----------------
May 3, 1999(a) through December 31,
  1999:
Capital stock sold.....................       14,063   $       457,113
Capital stock issued in reinvestment of
  dividends and distributions..........        1,186            33,511
Capital stock repurchased..............       (4,199)         (135,030)
                                         -----------   ---------------
Net increase in shares outstanding.....       11,050   $       355,594
                                         ===========   ===============

(a) Commencement of offering of Class II shares.

                                       C8

FINANCIAL HIGHLIGHTS

                                                          MONEY MARKET
                                         ----------------------------------------------
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                         ----------------------------------------------
                                           1999      1998     1997     1996    1995(a)
                                         ---------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00   $10.00   $10.00   $10.00    $10.00
                                         --------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.49     0.52     0.54     0.51      0.56
Dividends and distributions............     (0.49)   (0.52)   (0.54)   (0.51)    (0.56)
                                         --------   ------   ------   ------    ------
Net Asset Value, end of year...........  $  10.00   $10.00   $10.00   $10.00    $10.00
                                         ========   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)............      4.97%    5.39%    5.41%    5.22%     5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,335.5   $920.2   $657.5   $668.8    $613.3
Ratios to average net assets:
  Expenses.............................      0.42%    0.41%    0.43%    0.44%     0.44%
  Net investment income................      4.90%    5.20%    5.28%    5.10%     5.64%

                                                           DIVERSIFIED BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains
  (losses) on investments..............     (0.75)      0.08       0.11      (0.27)      1.29
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.08)      0.77       0.91       0.49       2.05
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized
  gains................................     (0.03)     (0.04)     (0.13)        --      (0.03)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,253.8   $1,122.6     $816.7     $720.2     $655.8
Ratios to average net assets:
  Expenses.............................      0.43%      0.42%      0.43%      0.45%      0.44%
  Net investment income................      6.25%      6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate................       171%       199%       224%       210%       199%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS

                                                              HIGH YIELD BOND
                                            ----------------------------------------------------
                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                            ----------------------------------------------------
                                              1999       1998       1997       1996     1995(a)
                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year........  $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                            --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains (losses)
  on investments..........................     (0.46)     (0.94)      0.26       0.06       0.46
Dividends and distributions...............
                                            --------   --------   --------   --------   --------
    Total from investment operations......      0.33      (0.17)      1.04       0.86       1.27
                                            --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income..................................        --         --         --      (0.01)        --
                                            --------   --------   --------   --------   --------
    Total distributions...................     (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                            --------   --------   --------   --------   --------
Net Asset Value, end of year..............  $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                            ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)...............      4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions).....    $802.2     $789.3     $568.7     $432.9     $367.9
Ratios to average net assets:
  Expenses................................      0.60%      0.58%      0.57%      0.63%      0.61%
  Net investment income...................     10.48%     10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate...................        58%        63%       106%        88%       139%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                                                                  DIVERSIFIED
                                                                 CONSERVATIVE
                                                                    GROWTH
                                                              -------------------
                                                                MAY 3, 1999(a)
                                                                    THROUGH
                                                               DECEMBER 31, 1999
                                                              -------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period........................        $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................           0.22
Net realized and unrealized gains (losses) on investments...           0.39
                                                                    -------
    Total from investment operations........................           0.61
                                                                    -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................          (0.22)
Dividends in excess of net investment income................          (0.02)
                                                                    -------
    Total distributions.....................................          (0.24)
                                                                    -------
Net Asset Value, end of period..............................        $ 10.37
                                                                    =======
TOTAL INVESTMENT RETURN:(b).................................           6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions).....................         $115.8
Ratios to average net assets:
  Expenses..................................................           1.05%(c)
  Net investment income.....................................           3.74%
Portfolio turnover rate.....................................            107%

(a) Commencement of investment operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS

                                                                   STOCK INDEX
                                            ---------------------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                            ---------------------------------------------------------
                                              1999        1998        1997        1996      1995(a)
                                            ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year........  $  37.74    $  30.22    $  23.74    $  19.96    $  14.96
                                            --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.44        0.42        0.43        0.40        0.40
Net realized and unrealized gains (losses)
  on investments..........................      7.23        8.11        7.34        4.06        5.13
                                            --------    --------    --------    --------    --------
    Total from investment operations......      7.67        8.53        7.77        4.46        5.53
                                            --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.43)      (0.42)      (0.42)      (0.40)      (0.38)
Distributions from net realized gains.....     (0.53)      (0.59)      (0.87)      (0.28)      (0.15)
                                            --------    --------    --------    --------    --------
    Total distributions...................     (0.96)      (1.01)      (1.29)      (0.68)      (0.53)
                                            --------    --------    --------    --------    --------
Net Asset Value, end of year..............  $  44.45    $  37.74    $  30.22    $  23.74    $  19.96
                                            ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN:(b)...............     20.54%      28.42%      32.83%      22.57%      37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions).....  $4,655.0    $3,548.1    $2,448.2    $1,581.4    $1,031.3
Ratios to average net assets:
  Expenses................................      0.39%       0.37%       0.37%       0.40%       0.38%
  Net investment income...................      1.09%       1.25%       1.55%       1.95%       2.27%
Portfolio turnover rate...................         2%          3%          5%          1%          1%

                                                          EQUITY INCOME PORTFOLIO
                                            ----------------------------------------------------
                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                            ----------------------------------------------------
                                              1999       1998       1997       1996     1995(a)
                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year........  $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                            --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains (losses)
  on investments..........................      1.89      (1.03)      6.06       2.88       2.50
Dividends and distributions...............
                                            --------   --------   --------   --------   --------
    Total from investment operations......      2.40      (0.47)      6.67       3.46       3.14
                                            --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized gains.....     (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                            --------   --------   --------   --------   --------
    Total distributions...................     (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                            --------   --------   --------   --------   --------
Net Asset Value, end of year..............  $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                            ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)...............     12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions).....  $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses................................      0.42%      0.42%      0.41%      0.45%      0.43%
  Net investment income...................      2.34%      2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate...................        16%        20%        38%        21%        64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS

                                                               EQUITY CLASS I                        EQUITY CLASS II
                                            ----------------------------------------------------   -------------------
                                                                 YEAR ENDED
                                                                DECEMBER 31,                       MAY 3, 1999(d)
                                            ----------------------------------------------------      THROUGH
                                              1999       1998       1997       1996     1995(a)    DECEMBER 31, 1999
                                            --------   --------   --------   --------   --------   -------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......  $  29.64   $  31.07   $  26.96   $  25.64   $  20.66         $ 32.79
                                            --------   --------   --------   --------   --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.54       0.60       0.69       0.71       0.55            0.28
Net realized and unrealized gains on
  investments.............................      3.02       2.21       5.88       3.88       5.89           (0.60)
                                            --------   --------   --------   --------   --------         -------
    Total from investment operations......      3.56       2.81       6.57       4.59       6.44           (0.32)
                                            --------   --------   --------   --------   --------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.53)     (0.60)     (0.70)     (0.67)     (0.52)          (0.34)
Distributions from net realized gains.....     (3.77)     (3.64)     (1.76)     (2.60)     (0.94)          (3.21)
                                            --------   --------   --------   --------   --------         -------
    Total distributions...................     (4.30)     (4.24)     (2.46)     (3.27)     (1.46)          (3.55)
                                            --------   --------   --------   --------   --------         -------
Net Asset Value, end of period............  $  28.90   $  29.64   $  31.07   $  26.96   $  25.64         $ 28.92
                                            ========   ========   ========   ========   ========         =======
TOTAL INVESTMENT RETURN:(b)...............     12.49%      9.34%     24.66%     18.52%     31.29%          (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...  $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8            $0.3
Ratios to average net assets:
  Expenses................................      0.47%      0.47%      0.46%      0.50%      0.48%           0.87%(c)
  Net investment income...................      1.72%      1.81%      2.27%      2.54%      2.28%           1.33%(c)
Portfolio turnover rate...................         9%        25%        13%        20%        18%              9%

                                                                  PRUDENTIAL JENNISON
                                            ---------------------------------------------------------------
                                                           YEAR ENDED                     APRIL 25,
                                                          DECEMBER 31,                   1995(d)(a)
                                            -----------------------------------------        TO
                                              1999       1998      1997       1996      DECEMBER 31, 1995
                                            --------   --------   --------   --------   -------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......  $  23.91   $  17.73   $ 14.32    $ 12.55          $ 10.00
                                            --------   --------   -------    -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.05       0.04      0.04       0.02             0.02
Net realized and unrealized gains on
  investments.............................      9.88       6.56      4.48       1.78             2.54
                                            --------   --------   -------    -------          -------
    Total from investment operations......      9.93       6.60      4.52       1.80             2.56
                                            --------   --------   -------    -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income......     (0.05)     (0.04)    (0.04)     (0.03)           (0.01)
Distributions from net realized gains.....     (1.40)     (0.38)    (1.07)        --               --
                                            --------   --------   -------    -------          -------
    Total distributions...................     (1.45)     (0.42)    (1.11)     (0.03)           (0.01)
                                            --------   --------   -------    -------          -------
Net Asset Value, end of period............  $  32.39   $  23.91   $ 17.73    $ 14.32          $ 12.55
                                            ========   ========   =======    =======          =======
TOTAL INVESTMENT RETURN:(b)...............     41.76%     37.46%    31.71%     14.41%           24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...  $2,770.7   $1,198.7    $495.9     $226.5            $63.1
Ratios to average net assets:
  Expenses................................      0.63%      0.63%     0.64%      0.66%            0.79%(c)
  Net investment income...................      0.17%      0.20%     0.25%      0.20%            0.15%(c)
Portfolio turnover rate...................        58%        54%       60%        46%              37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of offering of Class II shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS

                                                               SMALL CAPITALIZATION STOCK
                                            -----------------------------------------------------------------
                                                           YEAR ENDED
                                                          DECEMBER 31,                  APRIL 25, 1995(d)
                                            -----------------------------------------         TO
                                             1999       1998       1997       1996      DECEMBER 31, 1995(a)
                                            --------   --------   --------   --------   ---------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......  $ 14.71    $ 15.93    $ 13.79    $ 11.83           $ 10.00
                                            -------    -------    -------    -------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................     0.10       0.09       0.10       0.09              0.08
Net realized and unrealized gains (losses)
  on investments..........................     1.71      (0.25)      3.32       2.23              1.91
                                            -------    -------    -------    -------           -------
    Total from investment operations......     1.81      (0.16)      3.42       2.32              1.99
                                            -------    -------    -------    -------           -------
LESS DISTRIBUTIONS:
Dividends from net investment income......       --      (0.09)     (0.10)     (0.09)            (0.04)
Distributions from net realized gains.....    (0.27)     (0.97)     (1.18)     (0.27)            (0.12)
                                            -------    -------    -------    -------           -------
    Total distributions...................    (0.27)     (1.06)     (1.28)     (0.36)            (0.16)
                                            -------    -------    -------    -------           -------
Net Asset Value, end of period............  $ 16.25    $ 14.71    $ 15.93    $ 13.79           $ 11.83
                                            =======    =======    =======    =======           =======
TOTAL INVESTMENT RETURN:(b)...............    12.68%     (0.76)%    25.17%     19.77%            19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...   $437.5     $360.4     $290.3     $147.9             $47.5
Ratios to average net assets:
  Expenses................................     0.45%      0.47%      0.50%      0.56%             0.60%(c)
  Net investment income...................     0.70%      0.57%      0.69%      0.87%             0.68%(c)
Portfolio turnover rate...................       31%        26%        31%        13%               32%

                                                                  20/20 FOCUS
                                                              -------------------
                                                               MAY 3, 1999(C) TO
                                                               DECEMBER 31, 1999
                                                              -------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period........................        $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................           0.02
Net realized and unrealized gains on investments............           1.88
                                                                    -------
    Total from investment operations........................           1.90
                                                                    -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................          (0.02)
Dividends in excess of net investment income................       --      (d)
Distributions from net realized gains.......................       --      (d)
                                                                    -------
    Total distributions.....................................          (0.02)
                                                                    -------
Net Asset Value, end of period..............................        $ 11.88
                                                                    =======
TOTAL INVESTMENT RETURN:(a).................................          18.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions).....................          $65.0
Ratios to average net assets:
  Expenses..................................................           1.09(b)
  Net investment income.....................................           0.33(b)
Portfolio turnover rate.....................................             64%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Commencement of investment operations.

(d) Less than $0.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS

                                                                   GLOBAL
                                            ----------------------------------------------------
                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                            ----------------------------------------------------
                                              1999      1998       1997       1996      1995(a)
                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year........  $  21.16    $17.92     $17.85     $15.53     $13.88
                                            --------    ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.06      0.07       0.09       0.11       0.06
Net realized and unrealized gains (losses)
  on investments..........................     10.04      4.38       1.11       2.94       2.14
                                            --------    ------     ------     ------     ------
    Total from investment operations......     10.10      4.45       1.20       3.05       2.20
                                            --------    ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income......        --     (0.16)     (0.13)     (0.11)     (0.24)
Dividends in excess of net investment
  income..................................     (0.10)    (0.12)     (0.10)        --         --
Distributions from net realized gains.....     (0.18)    (0.93)     (0.90)     (0.62)     (0.31)
                                            --------    ------     ------     ------     ------
    Total distributions...................     (0.28)    (1.21)     (1.13)     (0.73)     (0.55)
                                            --------    ------     ------     ------     ------
Net Asset Value, end of year..............  $  30.98    $21.16     $17.92     $17.85     $15.53
                                            ========    ======     ======     ======     ======
TOTAL INVESTMENT RETURN:(b)                    48.27%    25.08%      6.98%     19.97%     15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions).....  $1,298.3    $844.5     $638.4     $580.6     $400.1
Ratios to average net assets:
  Expenses................................      0.84%     0.86%      0.85%      0.92%      1.06%
  Net investment income...................      0.21%     0.29%      0.47%      0.64%      0.44%
Portfolio turnover rate...................        76%       73%        70%        41%        59%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, Diversified Bond Portfolio, High Yield Bond Portfolio, Diversified Conservative Growth Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, 20/20 Focus Portfolio, Small Capitalization Stock Portfolio and Global Portfolio (eleven of the seventeen portfolios that constitute The Prudential Series Fund, Inc.; the "Portfolios") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the period May 3, 1999 through December 31, 1999 for the Diversified Conservative Growth Portfolio and 20/20 Focus Portfolio and for the other nine portfolios, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of each Portfolio for the period ended
December 31, 1995 were audited by other independent accountants whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the America
New York, NY 10036
February 23, 2000

                          TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1999, the Series Fund paid dividends as follows:

                                               ORDINARY DIVIDENDS
                                            ------------------------
                                                        SHORT-TERM       LONG-TERM       TOTAL
                                             INCOME    CAPITAL GAINS   CAPITAL GAINS   DIVIDENDS
                                            --------   -------------   -------------   ---------
Money Market Portfolio                       $0.490                                     $0.490
Diversified Bond Portfolio                                $0.029          $0.001         0.030
High Yield Bond Portfolio                     0.020                                      0.020
Diversified Conservative Growth Portfolio     0.238                                      0.238
Stock Index Portfolio                         0.434        0.069           0.462         0.965
Equity Income Portfolio                       0.496        0.164           2.247         2.907
Equity Portfolio                              0.530        0.260           3.511         4.301
Prudential Jennison Portfolio                 0.047                        1.397         1.444
20/20 Focus Portfolio                         0.020        0.003                         0.023
Global Portfolio                              0.100        0.018           0.157         0.275

                                       E1

On Call to Help You Get the Most Out of Your Annuity.

  At Prudential, we are committed to making it easy for you to take advantage of the many benefits your DISCOVERY SELECT(R) Variable Annuity offers. So whenever you need assistance, do not hesitate to call or write our Prudential Annuity Service Center. Of course, your registered representative or Financial Advisor is also available to assist you with more complex matters such as identifying your goals, investment time horizon and level of risk.

  How to Reach Us by Phone

  Automated Service

  For direct access to more standardized information about your contract or to request service forms, you can call our automated service line 24 hours a day, 365 days a year. Simply:

  1. Call (888) PRU-2888 toll free from any touch-tone phone.

  2. Press the number on your telephone keypad that corresponds to the type of information you want.

  Your owner's kit includes a detailed brochure on your automated service options. Highlighted here is just a brief overview of the types of service requests you can make through this line.

  Customer Service Representatives

  For personalized annuity service, you can call one of our specially trained Customer Service Representatives toll-free Monday to Friday, 8:00 a.m. to 9:00 p.m. ET. Call (888) PRU-2888, Press 0 *.

  Telephone Service Options

  IF YOU WOULD LIKE                                                   THEN PRESS

  To get an update on your annuity contract,
  change your PIN, or order forms                                            1 *

  To obtain general product information, e.g., unit values,
  interest rates, and investment options                                     2 *

  To speak to a customer service representative                              0 *


  How to Reach Us by Mail

  Any written requests or correspondence about your annuity should be directed as follows:

      Regular Mail                             Express Mail
      Prudential Annuity Service Center        Prudential Annuity Service Center
      P.O. Box 14215                           300 Columbus Circle
      New Brunswick, NJ 08906-4215             Edison, NJ 08837

[LOGO OF PRUDENTIAL]

Discovery Select(R) Variable Annuity is issued by Pruco Life Insurance Company, except in New York where the issuer is Pruco Life Insurance Company of New Jersey. Discovery Select is offered by Prudential Investment Management Services LLC.

All are subsidiaries of The Prudential Insurance Company of America. Since 1875, Prudential has been helping individuals and families meet their financial needs. Like most insurance policies and annuity contracts, Prudential's policies and contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your Prudential Securities Financial Advisor/Pruco Securities Registered Representative will be glad to provide you with costs and complete details.

                                                                  --------------
P.O. Box 7478                                                        Bulk Rate
Philadelphia, PA 19101-7478                                        U.S. Postage
                                                                       PAID
Address Service Requested                                           Prudential
                                                                  --------------


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                      on recycled paper using soybean ink         ED. 12/31/1999